UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933/X/

PreEffective Amendment No./ /

PostEffective Amendment No./ /

(Check appropriate box or boxes)

T. Rowe Price Value Fund, Inc.

Exact Name of Registrant as Specified in Charter

100 East Pratt Street, Baltimore, Maryland 21202

Address of Principal Executive Offices

4103452000

Registrant`s Telephone Number, Including Area Code

Henry H. Hopkins

100 East Pratt Street, Baltimore, Maryland 21202

Name and Address of Agent for Service

(Number and Street) (City) (State) (Zip Code)

Approximate Date of Proposed Public Offering June 16, 2006

Calculation of Registration Fee under the Securities Act of 1933:

Title of the securities being registered: Shares of common stock, par value $0.0001 per share of the T. Rowe Price Value Fund, Inc. The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no filing fee is payable herewith in reliance upon Section 24(f).

It is proposed that this filing will become effective April 10, 2006 pursuant to Rule 488.

PREFERRED VALUE FUND

PREFERRED LARGE CAP GROWTH FUND

PREFERRED MID CAP GROWTH FUND

PREFERRED SMALL CAP GROWTH FUND

PREFERRED ASSET ALLOCATION FUND

PREFERRED INTERNATIONAL VALUE FUND

PREFERRED INTERNATIONAL GROWTH FUND

PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND

PREFERRED FIXED INCOME FUND

PREFERRED MONEY MARKET FUND

411 Hamilton Boulevard, Suite 1200, Peoria, Illinois 61602

Dear Shareholder:

I am writing to ask for your vote on the proposed mergers of each series of The Preferred Group of Mutual Funds (collectively, the "Acquired Funds"), into certain funds (collectively, the "Acquiring Funds") advised by T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. (collectively, "T. Rowe Price") at a special joint meeting of shareholders to be held on June 9, 2006. The Acquired Funds and their corresponding Acquiring Funds are as follows:

Acquired Funds	Acquiring Funds
Preferred Value Fund	T. Rowe Price Value Fund
Preferred Large Cap Growth Fund	T. Rowe Price Growth Stock Fund
Preferred Mid Cap Growth Fund	T. Rowe Price Mid-Cap Growth Fund
Preferred Small Cap Growth Fund	T. Rowe Price New Horizons Fund
Preferred Asset Allocation Fund	T. Rowe Price Capital Appreciation Fund
Preferred International Value Fund	T. Rowe Price International Growth & Income Fund
Preferred International Growth Fund	T. Rowe Price International Stock Fund
Preferred Short-Term Government Securities Fund	T. Rowe Price Short-Term Bond Fund
Preferred Fixed Income Fund	T. Rowe Price New Income Fund
Preferred Money Market Fund	T. Rowe Price Summit Cash Reserves Fund

On October 12, 2005, Caterpillar Inc. ("Caterpillar"), the parent company of Caterpillar Investment Management Ltd., the Acquired Funds` investment adviser ("CIML"), announced its strategic business decision to exit the investment management business. In connection with this decision, Caterpillar also announced that it will review and select new investment options to replace the Acquired Funds for the retirement and investment plans that Caterpillar offers its employees. On February 15, 2006, CIML entered into an agreement with T. Rowe Price pursuant to which CIML agreed to provide services in connection with the proposed mergers in return for a payment from T. Rowe Price based on the value of the Acquired Funds' assets (excluding money market assets) transferred to the Acquiring Funds through the proposed mergers. In light of these developments, CIML recommended to the Trustees of the Acquired Funds that they be merged into the Acquiring Funds. For the reasons described in the enclosed Prospectus/Proxy Statement, the Trustees approved the proposed mergers.

Should a merger be approved by shareholders of an Acquired Fund and other conditions to the merger be satisfied, your current investment in that Fund will be exchanged for an equal investment (that is, dollar value) in the appropriate Acquiring Fund. Shareholders of an Acquired Fund will receive shares in the applicable Acquiring Fund. More information on the specific details of and reasons for your Fund`s merger is contained in the enclosed Prospectus/Proxy Statement. Please read it carefully.

THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER OF YOUR FUND.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

David L. Bomberger
President
The Preferred Group of
Mutual Funds

____________, 2006

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERSTO BE HELD JUNE 9, 2006

PREFERRED VALUE FUND

PREFERRED LARGE CAP GROWTH FUND

PREFERRED MID CAP GROWTH FUND

PREFERRED SMALL CAP GROWTH FUND

PREFERRED ASSET ALLOCATION FUND

PREFERRED INTERNATIONAL VALUE FUND

PREFERRED INTERNATIONAL GROWTH FUND

PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND

PREFERRED FIXED INCOME FUND

PREFERRED MONEY MARKET FUND

Each a Series of The Preferred Group of Mutual Funds (the "Trust")

411 Hamilton Boulevard, Suite 1200
Peoria, Illinois 61602
1-800-662-4769

To the shareholders of the Trust:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of each Acquired Fund will be held at ____ a.m. Central time on June 9, 2006, at the offices of the Trust, 411 Hamilton Boulevard, Suite 1200, Peoria, Illinois 61602, for the following purposes:

1. For shareholders of the Preferred Value Fund only, to approve an Agreement and Plan of Reorganization providing for (i) the sale of the net assets of the Preferred Value Fund to T. Rowe Price Value Fund (the "T. Rowe Value Fund"), in exchange for shares of the T. Rowe Value Fund, and (ii) the distribution of such shares to the shareholders of the Preferred Value Fund in liquidation of the Preferred Value Fund.

2. For shareholders of the Preferred Large Cap Growth Fund only, to approve an Agreement and Plan of Reorganization providing for (i) the sale of the net assets of the Preferred Large Cap Growth Fund to T. Rowe Price Growth Stock Fund (the "T. Rowe Growth Stock Fund"), in exchange for shares of the T. Rowe Growth Stock Fund, and (ii) the distribution of such shares to shareholders of the Preferred Large Cap Growth Fund in liquidation of the Preferred Large Cap Growth Fund.

3. For shareholders of the Preferred Mid Cap Growth Fund only, to approve an Agreement and Plan of Reorganization providing for (i) the sale of the net assets of the Preferred Mid Cap Growth Fund to T. Rowe Price Mid-Cap Growth Fund (the "T. Rowe Mid-Cap Growth Fund"), in exchange for shares of the T. Rowe Mid-Cap Growth Fund, and (ii) the distribution of such shares to shareholders of the Preferred Mid Cap Growth Fund in liquidation of the Preferred Mid Cap Growth Fund.

4. For shareholders of the Preferred Small Cap Growth Fund only, to approve an Agreement and Plan of Reorganization providing for (i) the sale of the net assets of the Preferred Small Cap Growth Fund to T. Rowe Price New Horizons Fund (the "T. Rowe New Horizons Fund"), in exchange for shares of the T. Rowe New Horizons Fund, and (ii) the distribution of such shares to shareholders of the Preferred Small Cap Growth Fund in liquidation of the Preferred Small Cap Growth Fund.

5. For shareholders of the Preferred Asset Allocation Fund only, to approve an Agreement and Plan of Reorganization providing for (i) the sale of the net assets of the Preferred Asset Allocation Fund to T. Rowe Price

Capital Appreciation Fund (the "T. Rowe Capital Appreciation Fund"), in exchange for shares of the T. Rowe Capital Appreciation Fund, and (ii) the distribution of such shares to shareholders of the Preferred Asset Allocation Fund in liquidation of the Preferred Asset Allocation Fund.

6. For shareholders of the Preferred International Value Fund only, to approve an Agreement and Plan of Reorganization providing for (i) the sale of the net assets of the Preferred International Value Fund to T. Rowe Price International Growth & Income Fund (the "T. Rowe International Growth & Income Fund"), in exchange for shares of the T. Rowe International Growth & Income Fund, and (ii) the distribution of such shares to shareholders of the Preferred International Value Fund in liquidation of the Preferred International Value Fund.

7. For shareholders of the Preferred International Growth Fund only, to approve an Agreement and Plan of Reorganization providing for (i) the sale of the net assets of the Preferred International Growth Fund to T. Rowe Price International Stock Fund (the "T. Rowe International Stock Fund"), in exchange for shares of the T. Rowe International Stock Fund, and (ii) the distribution of such shares to shareholders of the Preferred International Growth Fund in liquidation of the Preferred International Growth Fund.

8. For shareholders of the Preferred Short-Term Government Securities Fund only, to approve an Agreement and Plan of Reorganization providing for (i) the sale of the net assets of the Preferred Short-Term Government Securities Fund to T. Rowe Price Short-Term Bond Fund (the "T. Rowe Short-Term Bond Fund"), in exchange for shares of the T. Rowe Short-Term Bond Fund, and (ii) the distribution of such shares to shareholders of the Preferred Short-Term Government Securities Fund in liquidation of the Preferred Short-Term Government Securities Fund.

9. For shareholders of the Preferred Fixed Income Fund only, to approve an Agreement and Plan of Reorganization providing for (i) the sale of net the assets of the Preferred Fixed Income Fund to T. Rowe Price New Income Fund (the "T. Rowe New Income Fund"), in exchange for shares of the T. Rowe New Income Fund, and (ii) the distribution of such shares to shareholders of the Preferred Fixed Income Fund in liquidation of the Preferred Fixed Income Fund.

10. For shareholders of the Preferred Money Market Fund only, to approve an Agreement and Plan of Reorganization providing for (i) the sale of the net assets of the Preferred Money Market Fund to T. Rowe Price Summit Cash Reserves Fund (the "T. Rowe Summit Cash Reserves Fund"), in exchange for shares of the T. Rowe Summit Cash Reserves Fund, and (ii) the distribution of such shares to shareholders of the Preferred Money Market Fund in liquidation of the Preferred Money Market Fund.

11. To consider and act upon such other matters as properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of each Acquired Fund at the close of business on April 13, 2006, are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of
Trustees,

Matthew J. Patterson, Clerk

____________, 2006

NOTICE:YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROSPECTUS/PROXY STATEMENT

_____________, 2006

Acquisition of the Net Assets of by and in Exchange for Shares of

Preferred Value Fund	T. Rowe Price Value Fund
Preferred Large Cap Growth Fund	T. Rowe Price Growth Stock Fund
Preferred Mid Cap Growth Fund	T. Rowe Price Mid-Cap Growth Fund
Preferred Small Cap Growth Fund	T. Rowe Price New Horizons Fund
Preferred Asset Allocation Fund	T. Rowe Price Capital Appreciation Fund
Preferred International Value Fund	T. Rowe Price International Growth & Income Fund
Preferred International Growth Fund	T. Rowe Price International Stock Fund
Preferred Short-Term Government Securities Fund	T. Rowe Price Short-Term Bond Fund
Preferred Fixed Income Fund	T. Rowe Price New Income Fund
Preferred Money Market Fund	T. Rowe Price Summit Cash Reserves Fund

c/o The Preferred Group of Mutual Funds	100 East Pratt Street
411 Hamilton Boulevard, Suite 1200	Baltimore, Maryland 21202
Peoria, Illinois 61602	1-800-638-5660
1-800-662-4769

Page

I. QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGERS	12
II. PREFERRED VALUE FUND	25
Proposal — Merger of Preferred Value Fund into T. Rowe Value Fund	25
Comparison of Investment Goals, Principal Investment Strategies and Policies	25
Principal Investment Risks	27
Performance Information	28
III. PREFERRED LARGE CAP GROWTH FUND	31
Proposal — Merger of Preferred Large Cap Growth Fund into T. Rowe Growth Stock Fund	31
Comparison of Investment Goals, Principal Investment Strategies and Policies	31
Principal Investment Risks	32
Performance Information	33
IV. PREFERRED MID CAP GROWTH FUND	36
Proposal — Merger of Preferred Mid Cap Growth Fund into T. Rowe Mid-Cap Growth Fund	36
Comparison of Investment Goals, Principal Investment Strategies and Policies	36
Principal Investment Risks	37
Performance Information	38
V. PREFERRED SMALL CAP GROWTH FUND	41
Proposal — Merger of Preferred Small Cap Growth Fund into T. Rowe New Horizons Fund	41
Comparison of Investment Goals, Principal Investment Strategies and Policies	41
Principal Investment Risks	42
Performance Information	44
VI. PREFERRED ASSET ALLOCATION FUND	46
Proposal — Merger of Preferred Asset Allocation Fund into T. Rowe Capital Appreciation Fund	46
Comparison of Investment Goals, Principal Investment Strategies and Policies	45
Principal Investment Risks	49
Performance Information	50
VII. PREFERRED INTERNATIONAL VALUE FUND	52
Proposal — Merger of Preferred International Value Fund into T. Rowe International Growth & Income Fund	52
Comparison of Investment Goals, Principal Investment Strategies and Policies	51
Principal Investment Risks	54
Performance Information	56
VIII. PREFERRED INTERNATIONAL GROWTH FUND	58
Proposal — Merger of Preferred International Growth Fund into T. Rowe International Stock Fund	58
Comparison of Investment Goals, Principal Investment Strategies and Policies	59
Principal Investment Risks	60
Performance Information	62
IX. PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND	65
Proposal — Merger of Preferred Short-Term Government Securities Fund into T. Rowe Short-Term Bond Fund	65
Comparison of Investment Goals, Principal Investment Strategies and Policies	65
Principal Investment Risks	67
Performance Information	69
X. PREFERRED FIXED INCOME FUND	71
Proposal — Merger of Preferred Fixed Income Fund into T. Rowe New Income Fund	71
Comparison of Investment Goals, Principal Investment Strategies and Policies	71
Principal Investment Risks	74
Performance Information	75
XI. PREFERRED MONEY MARKET FUND	78
Proposal — Merger of Preferred Money Market Fund into T. Rowe Summit Cash Reserves Fund	78
Comparison of Investment Goals, Principal Investment Strategies and Policies	78
Principal Investment Risks	80
Performance Information	80
XII. GENERAL	82
Information About the Mergers	82
Voting Information	86
Information about Proxies and the Conduct of the Meeting	86

This prospectus/proxy statement (this "Prospectus/Proxy Statement") and the enclosed proxy card (the "Proxy Card") are expected to be mailed to shareholders beginning on or about [April 19], 2006. This Prospectus/Proxy Statement contains information shareholders should know before voting on the following proposals:

Proposals	To be voted on by shareholders of:

Preferred Value Fund Proposal: Approval of the Agreement and Plan of Reorganization, dated as of _______, 2006, with respect to the proposed acquisition of Preferred Value Fund (the "Preferred Value Fund" or an "Acquired Fund"), a series of The Preferred Group of Mutual Funds (the "Trust"), by T. Rowe Price Value Fund (the "T. Rowe Value Fund" or an "Acquiring Fund").
Preferred Value Fund

Preferred Large Cap Growth Fund Proposal: Approval of the Agreement and Plan of Reorganization, dated as of _______, 2006, with respect to the proposed acquisition of Preferred Large Cap Growth Fund (the "Preferred Large Cap Growth Fund" or an "Acquired Fund"), a series of the Trust, by T. Rowe Price Growth Stock Fund (the "T. Rowe Growth Stock Fund" or an "Acquiring Fund").
Preferred Large Cap Growth Fund

Preferred Mid Cap Growth Fund Proposal: Approval of the Agreement and Plan of Reorganization, dated as of _______, 2006, with respect to the proposed acquisition of Preferred Mid Cap Growth Fund (the "Preferred Mid Cap Growth Fund" or an "Acquired Fund"), a series of the Trust, by T. Rowe Price Mid-Cap Growth Fund (the "T. Rowe Mid-Cap Growth Fund" or an "Acquiring Fund").
Preferred Mid Cap Growth Fund

Preferred Small Cap Growth Fund Proposal: Approval of the Agreement and Plan of Reorganization, dated as of _______, 2006, with respect to the proposed acquisition of Preferred Small Cap Growth Fund (the "Preferred Small Cap Growth Fund" or an "Acquired Fund"), a series of the Trust, by T. Rowe Price New Horizons Fund (the "T. Rowe New Horizons Fund" or an "Acquiring Fund").
Preferred Small Cap Growth Fund

Preferred Asset Allocation Fund Proposal: Approval of the Agreement and Plan of Reorganization, dated as of _______, 2006, with respect to the proposed acquisition of Preferred Asset Allocation Fund (the "Preferred Asset Allocation Fund" or an "Acquired Fund"), a series of the Trust, by T. Rowe Price Capital Appreciation Fund (the "T. Rowe Capital Appreciation Fund" or an "Acquiring Fund").
Preferred Asset Allocation Fund

Preferred International Value Fund Proposal: Approval of the Agreement and Plan of Reorganization, dated as of _______, 2006, with respect to the proposed acquisition of Preferred International Value Fund (the "Preferred International Value Fund" or an "Acquired Fund"), a series of the Trust, by T. Rowe Price International Growth & Income Fund (the "T. Rowe International Growth & Income Fund" or an "Acquiring Fund").
Preferred International Value Fund

Preferred International Growth Fund Proposal: Approval of the Agreement and Plan of Reorganization, dated as of _______, 2006, with respect to the proposed acquisition of Preferred International Growth Fund (the "Preferred International Growth Fund" or an "Acquired Fund"), a series of the Trust, by T. Rowe Price International Stock Fund (the "T. Rowe International Stock Fund" or an "Acquiring Fund").
Preferred International Growth Fund

Preferred Short-Term Government Securities Fund Proposal: Approval of the Agreement and Plan of Reorganization, dated as of _______, 2006, with respect to the proposed acquisition of Preferred Short-Term Government Securities Fund (the "Preferred Short-Term Government Securities Fund" or an "Acquired Fund"), a series of the Trust, by T. Rowe Price Short-Term Bond Fund (the "T. Rowe Short-Term Bond Fund" or an "Acquiring Fund").
Preferred Short-Term Government Securities Fund

Preferred Fixed Income Fund Proposal: Approval of the Agreement and Plan of Reorganization, dated as of _______, 2006, with respect to the proposed acquisition of Preferred Fixed Income Fund (the "Preferred Fixed Income Fund" or an "Acquired Fund"), a series of the Trust, by T. Rowe Price New Income Fund (the "T. Rowe New Income Fund" or an "Acquiring Fund").
Preferred Fixed Income Fund

Preferred Money Market Fund Proposal: Approval of the Agreement and Plan of Reorganization, dated as of _______, 2006, with respect to the proposed acquisition of Preferred Money Market Fund (the "Preferred Money Market Fund" or an "Acquired Fund"), a series of the Trust, by T. Rowe Price Summit Cash Reserves Fund (the "T. Rowe Summit Cash Reserves Fund" or an "Acquiring Fund").
Preferred Money Market Fund

These proposals will be considered by shareholders of the Acquired Funds at a special joint meeting of shareholders of the Acquired Funds (the "Meeting") that will be held at the offices of the Trust, 411 Hamilton Boulevard, Suite 1200, Peoria, Illinois 61602. Although the Agreements and Plans of Reorganization contemplate transactions in which an Acquired Fund transfers its net assets to an Acquiring Fund in exchange for shares of an Acquiring Fund, this Prospectus/Proxy Statement refers to such transaction as the "Mergers." Each of the Acquired Funds and the Acquiring Funds (collectively, the "Funds") is a registered open-end management investment company or a series thereof. Please read this Prospectus/Proxy Statement and keep it for future reference.

The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy Statement by reference:

(for shareholders of the Preferred Value Fund only) the prospectus of T. Rowe Value Fund, dated May 1, 2005, as amended from time to time, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(for shareholders of the Preferred Large Cap Growth Fund only) the prospectus of T. Rowe Growth Stock Fund, dated May 1, 2005, as amended from time to time, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(for shareholders of the Preferred Mid Cap Growth Fund only) the prospectus of T. Rowe Mid-Cap Growth Fund, dated May 1, 2005, as amended from time to time, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(for shareholders of the Preferred Small Cap Growth Fund only) the prospectus of T. Rowe New Horizons Fund, dated May 1, 2005, as amended from time to time, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(for shareholders of the Preferred Asset Allocation Fund only) the prospectus of T. Rowe Capital Appreciation Fund, dated May 1, 2005, as amended from time to time, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(for shareholders of the Preferred International Value Fund only) the prospectus T. Rowe International Growth & Income Fund, dated March 1, 2006, as amended from time to time, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(for shareholders of the Preferred International Growth Fund only) the prospectus T. Rowe International Stock Fund, dated March 1, 2006, as amended from time to time, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(for shareholders of the Preferred Short-Term Government Securities Fund only) the prospectus T. Rowe Short-Term Bond Fund, dated October 1, 2005, as amended from time to time, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(for shareholders of the Preferred Fixed Income Fund only) the prospectus T. Rowe New Income Fund, dated October 1, 2005 and revised to October 3, 2005, as amended from time to time, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(for shareholders of the Preferred Money Market Fund only) the prospectus T. Rowe Summit Cash Reserves Fund, dated March 1, 2005, as amended from time to time, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

the prospectus of the Acquired Funds, dated November 1, 2005, as amended from time to time;

the statement of additional information of the Acquired Funds, dated November 1, 2005, as amended from time to time;

the statement of additional information relating to the proposed merger, dated March 10, 2006 (the "Merger SAI"); and

the Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Funds dated June 30, 2005 and the unaudited financial statements included in the Semiannual Report to Shareholders of the Acquired Funds dated December 31, 2005.

The Acquired Funds previously sent their Annual Report and Semiannual Report to their shareholders. For a free copy of an Acquired Fund`s Annual Report, Semiannual Report or any of the Acquired Fund documents listed above, call 1-800-662-4769, or write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy Statement. For a free copy of an Acquiring Fund`s Annual Report, Semiannual Report or any of the Acquiring Fund documents listed above, call 1-800-437-8925, or write the Acquiring Fund at the address on the cover of the Prospectus/Proxy Statement. Shareholders also may obtain copies of those documents listed for the Acquired Funds by accessing www.preferredgroup.com. Shareholders also may obtain copies of those documents listed for the Acquiring Funds by accessing www.troweprice.com. Text-only versions of an Acquired Fund`s and an Acquiring Fund`s documents can be viewed online or downloaded from the EDGAR database on the SEC`s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in an Acquiring Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGERS

 The following questions and answers provide an overview of key features of the Mergers and of the information contained in this Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. If you have questions about the Mergers, please call _________________.

What Merger is being proposed?

 The Board of Trustees of the Acquired Funds (the "Trustees") is recommending that each Acquired Fund be merged into its respective Acquiring Fund. This means that an Acquired Fund would transfer all of its net assets to an Acquiring Fund in exchange for shares of an Acquiring Fund with the attributes described herein ("Merger Shares"). If the Merger relating to an Acquired Fund is approved and completed, shareholders of such Acquired Fund will receive Merger Shares of its respective Acquiring Fund with a dollar value equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Mergers currently are scheduled to take place on June 19, 2006, or such other date as the parties may agree.

Why are the Mergers being proposed?

 The mergers are being proposed because Caterpillar Investment Management Ltd.`s ("CIML") parent, Caterpillar Inc. ("Caterpillar"), has decided to exit the investment management business. In connection with this decision, Caterpillar also announced that it will review and select new investment options to replace the Acquired Funds for the retirement and investment plans that Caterpillar offers its employees. On February 15, 2006, CIML entered into an agreement with T. Rowe Price Associates, Inc. ("T. Rowe Price Associates") and T. Rowe Price International Inc. ("T. Rowe Price International," and together with T. Rowe Price Associates, "T. Rowe Price") pursuant to which CIML agreed to provide services in connection with the proposed mergers in return for a payment from T. Rowe Price based on the value of the Acquired Funds' assets (excluding money market assets) transferred to the Acquiring Funds through the proposed mergers. In light of these developments, after examining various options, including liquidation of the Acquired Funds, the Trustees determined that a merger of each Acquired Fund into its corresponding Acquiring Fund was in the best interest of shareholders. The Trustees recommend approval of the Mergers because they offer shareholders of each Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar investment goals and principal investment strategies. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Mergers, the Trustees also considered that, based on estimated expense ratios as of December 31, 2005 (rather than the most recent fiscal year end), shareholders of each Acquired Fund, other than Preferred Short-Term Government Securities Fund, after the Merger, are expected to experience operating expense ratios that are lower than or equal to the current net operating expense ratios. The Trustees also considered that, in light of the developments noted above, the current alternative to the Mergers would likely be liquidation.

As shown in Appendix B, as of the Record Date, the defined contribution retirement and other benefit plans that Caterpillar offers its employees (the "Caterpillar Plans") and their affiliates (together with the Caterpillar Plans, the "Caterpillar Affiliates") owned a majority of the outstanding shares of each Acquired Fund other than the Preferred International Value Fund. As shareholders on the Record Date, the Caterpillar Affiliates are entitled to vote on the Proposals, even though they have indicated that they expect to redeem their investments in the Acquired Funds prior to the Mergers.

Please review "Reasons for the Merger and Trustees` Considerations" under "Information About the Mergers" in Section XII of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

How do the management fee ratios and the expense ratios of the Funds compare, and what are they estimated to be following the Mergers?

 The tables below allow a shareholder to compare the sales charges, the management fee ratios and the expense ratios of each Fund and to analyze the estimated expenses that each Acquiring Fund expects to bear in the first year following a Merger. The shareholder fees presented below for the Acquiring Funds apply both before and after giving effect to the Mergers. Annual Fund Operating Expenses are paid by each Fund. They include management fees and administrative costs, including pricing and custody services. There are no distribution or 12b-1 fees for the Acquired Funds or the Acquiring Funds.

In addition, following the presentation of that information, Annual Fund Operating Expenses (and related Example Expenses) are presented on a pro forma combined basis. The Annual Fund Operating Expenses shown in the table below represent expenses for the 2005 fiscal year (ended June 30, 2005 for the Acquired Funds, ended May 31, 2005 for the T. Rowe Short-Term Bond and T. Rowe New Income Funds, ended October 31, 2005 for the T. Rowe International Growth & Income, T. Rowe International Stock and T. Rowe Summit Cash Reserves Funds, and ended December 31, 2005 for the T. Rowe Value, T. Rowe Growth Stock, T. Rowe Mid-Cap Growth, T. Rowe New Horizons, and T. Rowe Capital Appreciation Funds) and those projected for the Acquiring Funds on a pro forma basis after giving effect to the proposed Mergers, and are based on pro forma combined net assets as of February 28, 2006.

Based on the expense ratios shown below, the expense ratio of the shares of the Acquiring Funds to be acquired in the Mergers is expected to be equal to or lower than the net expense ratio of shares for each corresponding Acquired Fund, other than Preferred Short-Term Government Securities Fund.

Shareholder Fees

(paid directly from your investment)

Preferred Value Fund

Maximum sales load imposed on purchases (%)	None
Maximum contingent deferred sales charge (%)	None
Redemption Fees (%)	None (1)

T. Rowe Value Fund

Maximum sales load imposed on purchases (%)	None
Maximum contingent deferred sales charge (%)	None
Redemption Fees (%)	None (2)

Preferred Large Cap Growth Fund

Maximum sales load imposed on purchases (%)	None
Maximum contingent deferred sales charge (%)	None
Redemption Fees (%)	None (1)

T. Rowe Growth Stock Fund

Maximum sales load imposed on purchases (%)	None
Maximum contingent deferred sales charge (%)	None
Redemption Fees (%)	None (2)

Preferred Mid Cap Growth Fund

Maximum sales load imposed on purchases (%)	None
Maximum contingent deferred sales charge (%)	None
Redemption Fees (%)	None (1)

T. Rowe Mid-Cap Growth Fund

Maximum sales load imposed on purchases (%)	None
Maximum contingent deferred sales charge (%)	None
Redemption Fees (%)	None (2)

Preferred Small Cap Growth Fund

Maximum sales load imposed on purchases (%)	None
Maximum contingent deferred sales charge (%)	None
Redemption Fees (%)	None (1)

T. Rowe New Horizons Fund

Maximum sales load imposed on purchases (%)	None
Maximum contingent deferred sales charge (%)	None
Redemption Fees (%)	None (2)

Preferred Asset Allocation Fund

Maximum sales load imposed on purchases (%)	None
Maximum contingent deferred sales charge (%)	None
Redemption Fees (%)	None (1)

T. Rowe Capital Appreciation Fund

Maximum sales load imposed on purchases (%)	None
Maximum contingent deferred sales charge (%)	None
Redemption Fees (%)	None (2)

Preferred International Value Fund

Maximum sales load imposed on purchases (%)	None
Maximum contingent deferred sales charge (%)	None
Redemption Fees (%)	None (1)

T. Rowe International Growth & Income Fund

Maximum sales load imposed on purchases (%)	None
Maximum contingent deferred sales charge (%)	None
Redemption Fees (%)	2.00 (2)(3)

Preferred International Growth Fund

Maximum sales load imposed on purchases (%)	None
Maximum contingent deferred sales charge (%)	None
Redemption Fees (%)	None (1)

T. Rowe International Stock Fund

Maximum sales load imposed on purchases (%)	None
Maximum contingent deferred sales charge (%)	None
Redemption Fees (%)	2.00 (2)(3)

Preferred Short-Term Government Securities Fund

Maximum sales load imposed on purchases (%)	None
Maximum contingent deferred sales charge (%)	None
Redemption Fees (%)	None (1)

T. Rowe Short-Term Bond Fund

Maximum sales load imposed on purchases (%)	None
Maximum contingent deferred sales charge (%)	None
Redemption Fees (%)	None (2)

Preferred Fixed Income Fund

Maximum sales load imposed on purchases (%)	None
Maximum contingent deferred sales charge (%)	None
Redemption Fees (%)	None (1)

T. Rowe New Income Fund

Maximum sales load imposed on purchases (%)	None
Maximum contingent deferred sales charge (%)	None
Redemption Fees (%)	None (2)

Preferred Money Market Fund

Maximum sales load imposed on purchases (%)	None
Maximum contingent deferred sales charge (%)	None
Redemption Fees (%)	None (1)

T. Rowe Summit Cash Reserves Fund

Maximum sales load imposed on purchases (%)	None
Maximum contingent deferred sales charge (%)	None
Redemption Fees (%)	None (4)

(1)The Acquired Funds` bank charges a $10 fee for wire redemptions, minimum $100, subject to change without notice.

(2)Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the funds. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

(3)Redemption fee on shares purchased and held for less than 90 days.

(4)Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the Fund.

Annual Fund Operating Expenses

(deducted directly from Fund assets)

	Management fee (%)	Distribution and service (12b-1) fees (%)	Other expenses (%)	Total fund operating expenses (%)	Fee waiver/ reimburse-ment (%)	Net expenses (%)

Preferred Value Fund	0.90	_	0.22	1.12 (1)	_	_
T. Rowe Value Fund	0.66	—	0.24	0.90	—	—
T. Rowe Value Fund (pro forma combined)	0.66	—	0.24	0.90	—	—

	Management fee (%)	Distribution and service (12b-1) fees (%)	Other expenses (%)	Total fund operating expenses (%)	Fee waiver/ reimburse-ment (%)	Net expenses (%)

Preferred Large Cap Growth Fund	0.75	_	0.19	0.94 (1)	_	_
T. Rowe Growth Stock Fund	0.56	—	0.16	0.72	—	—
T. Rowe Growth Stock Fund (pro forma combined)	0.56	—	0.16	0.72	—	—

	Management fee (%)	Distribution and service (12b-1) fees (%)	Other expenses (%)	Total fund operating expenses (%)	Fee waiver/ reimburse- ment (%)	Net expenses (%)

Preferred Mid Cap Growth Fund	1.00	_	0.28	1.28 (1)	_	_
T. Rowe Mid-Cap Growth Fund	0.66	—	0.14	0.80	—	—
T. Rowe Mid-Cap Growth Fund (pro forma combined)	0.66	—	0.14	0.80	—	—

	Management fee (%)	Distribution and service (12b-1) fees (%)	Other expenses (%)	Total fund operating expenses (%)	Fee waiver/ reimburse- ment (%)	Net expenses (%)

Preferred Small Cap Growth Fund	1.00	_	0.28	1.28 (1)	_	_
T. Rowe New Horizons Fund	0.66	—	0.18	0.84	—	—
T. Rowe New Horizons Fund (pro forma combined)	0.66	—	0.18	0.84	—	—

	Management fee (%)	Distribution and service (12b-1) fees (%)	Other expenses (%)	Total fund operating expenses (%)	Fee waiver/ reimburse-ment (%)	Net expenses (%)

Preferred Asset Allocation Fund	0.70	_	0.28	0.98 (1)	_	_
T. Rowe Capital Appreciation Fund	0.61	—	0.15	0.76	—	—
T. Rowe Capital Appreciation Fund (pro forma combined)	0.61	—	0.15	0.76	—	—

	Management fee (%)	Distribution and service (12b-1) fees (%)	Other expenses (%)	Total fund operating expenses (%)	Fee waiver/ reimburse-ment (%)	Net expenses (%)

Preferred International Value Fund	0.95	_	0.29	1.24 (1)(2)	_	_
T. Rowe International Growth & Income Fund	0.66	—	0.33	0.99	—	—
T. Rowe International Growth & Income Fund (pro forma combined)	0.66	—	0.24	0.90	—	—

	Management fee (%)	Distribution and service (12b-1) fees (%)	Other expenses (%)	Total fund operating expenses (%)	Fee waiver/ reimburse-ment (%)	Net expenses (%)

Preferred International Growth Fund	1.05	_	0.62	1.67 (1)(3)	_	_
T. Rowe International Stock Fund	0.66	—	0.23	0.89	—	—
T. Rowe International Stock Fund (pro forma combined)	0.66	—	0.23	0.89	—	—

	Management fee (%)	Distribution and service (12b-1) fees (%)	Other expenses (%)	Total fund operating expenses (%)	Fee waiver/ reimburse-ment (%)	Net expenses (%)

Preferred Short-Term Government Securities Fund	0.35	_	0.15	0.50 (1)	_	0.50 (1)
T. Rowe Short-Term Bond Fund	0.41	—	0.20	0.61	(0.06) (4)	0.55 (4)
T. Rowe Short-Term Bond Fund (pro forma combined)	0.41	—	0.27	0.68	(0.14)(4)	0.55(4)

	Management fee (%)	Distribution and service (12b-1) fees (%)	Other expenses (%)	Total fund operating expenses (%)	Fee waiver/ reimburse-ment (%)	Net expenses (%)

Preferred Fixed Income Fund	0.50	_	0.18 (5)	0.68 (1)(5)	_	_
T. Rowe New Income Fund	0.46	—	0.23	0.69	—	—
T. Rowe New Income Fund (pro forma combined)	0.46	—	0.21	0.67	—	—

	Management fee (%)	Distribution and service (12b-1) fees (%)	Other expenses (%)	Total fund operating expenses (%)	Fee waiver/ reimburse-ment (%)	Net expenses (%)

Preferred Money Market Fund	0.30	_	0.20	0.50 (1)	_	_
T. Rowe Summit Cash Reserves Fund	0.45	—	NONE	0.45	—	—
T. Rowe Summit Cash Reserves Fund (pro forma combined)	0.45	—	NONE	0.45	—	—

(1)For the period October 1, 2005 through September 30, 2006, CIML has contractually agreed to waive its compensation (and to the extent necessary, CIML and Caterpillar have agreed to bear Other Expenses of the Fund) to the extent that Total Fund Operating Expenses of the Fund exceed the annual rate stated in the tables above (or, in the case of the Preferred International Value Fund and

Preferred International Growth Fund, exceed the annual rate for Net Fund Operating Expenses set forth in footnotes 2 and 3 below, respectively).

(2)CIML has voluntarily agreed to waive a portion of its Management Fee (0.25%) with respect to the Preferred International Value Fund. The Net Fund Operating Expenses for the Fund, after giving effect to the voluntary fee waiver, were 0.99%.

(3)CIML has voluntarily agreed to waive a portion of its management fee (0.15%) with respect to the Preferred International Growth Fund effective September 1, 2004. The Net Fund Operating Expenses for the Fund, after giving effect to the voluntary fee waiver, were 1.54%.

(4)Effective October 1, 2004, T. Rowe Price Associates contractually obligated itself to waive its fees and bear any expenses through September 30, 2006, which would cause the Fund`s ratio of expenses to average net assets to exceed 0.55%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price Associates by the Fund whenever the Fund`s expense ratio is below 0.55%; however, no reimbursement will be made more than three years after any waiver or payment, or if it would result in the expense ratio exceeding 0.55%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the Fund. The Fund operated under a previous expense limitation for which T. Rowe Price Associates may be reimbursed.

(5)Other Expenses and Total Fund Operating Expenses for the Preferred Fixed Income Fund do not include a tax penalty and interest expense for the Fund, which was voluntarily reimbursed by CIML. Other Expenses and Total Fund Operating Expenses for the Fund, including such extraordinary expenses, would be 0.19% and 0.69%, respectively.

Example Expenses

Example Expenses help shareholders compare the cost of investing in each Acquired Fund currently with the cost of investing in each Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The "1 Year" column in the table reflects any fee waivers and expense reimbursements described in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses use the following hypothetical conditions:

$10,000 initial investment.

5% total return for each year.

Each Fund`s operating expenses remain the same.

Reinvestment of all dividends and distributions.

Example Expenses

(actual costs may be higher or lower)

	1 Year	3 Years	5 Years	10 Years
Preferred Value Fund	$114	$356	$617	$1,363
T. Rowe Value Fund	$92	$287	$498	$1,108
T. Rowe Value Fund (pro forma combined)	$92	$287	$498	$1,108

	1 Year	3 Years	5 Years	10 Years
Preferred Large Cap Growth Fund	$96	$300	$520	$1,155
T. Rowe Growth Stock Fund	$74	$230	$401	$894
T. Rowe Growth Stock Fund (pro forma combined)	$74	$230	$401	$894

	1 Year	3 Years	5 Years	10 Years
Preferred Mid Cap Growth Fund	$130	$406	$702	$1,545
T. Rowe Mid-Cap Growth Fund	$82	$255	$444	$990
T. Rowe Mid-Cap Growth Fund (pro forma combined)	$82	$255	$444	$990

	1 Year	3 Years	5 Years	10 Years
Preferred Small Cap Growth Fund	$130	$406	$702	$1,545
T. Rowe New Horizons Fund	$86	$268	$466	$1,037
T. Rowe New Horizons Fund (pro forma combined)	$86	$268	$466	$1,037

	1 Year	3 Years	5 Years	10 Years
Preferred Asset Allocation Fund	$100	$312	$542	$1,201
T. Rowe Capital Appreciation Fund	$78	$243	$422	$942
T. Rowe Capital Appreciation Fund (pro forma combined)	$78	$243	$422	$942

	1 Year	3 Years	5 Years	10 Years
Preferred International Value Fund	$126	$393	$681	$1,500
T. Rowe International Growth & Income Fund	$101	$315	$547	$1,213
T. Rowe International Growth & Income Fund (pro forma combined)	$92	$287	$498	$1,108

	1 Year	3 Years	5 Years	10 Years
Preferred International Growth Fund	$169	$526	$907	$1,976
T. Rowe International Stock Fund	$91	$284	$493	$1,096
T. Rowe International Stock Fund (pro forma combined)	$91	$284	$493	$1,096

	1 Year	3 Years	5 Years	10 Years
Preferred Short-Term Government Securities Fund	$51	$160	$280	$628
T. Rowe Short-Term Bond Fund	$56	$187	$332	$754
T. Rowe Short-Term Bond Fund (pro forma combined)	$69	$218	$379	$847

	1 Year	3 Years	5 Years	10 Years
Preferred Fixed Income Fund	$69	$218	$379	$847
T. Rowe New Income Fund	$70	$221	$384	$859
T. Rowe New Income Fund (pro forma combined)	$68	$214	$373	$835

	1 Year	3 Years	5 Years	10 Years
Preferred Money Market Fund	$51	$160	$280	$628
T. Rowe Summit Cash Reserves Fund	$46	$144	$252	$567
T. Rowe Summit Cash Reserves Fund (pro forma combined)	$46	$144	$252	$567

The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Funds will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of each Acquiring Fund`s assets, many of which are beyond the control of each Acquiring Fund or T. Rowe Price.

What class of the Acquiring Fund shares will shareholders receive if the Mergers occur?

 If the Mergers occur, holders of shares of the Preferred Value Fund, Preferred Large Cap Growth Fund, Preferred Mid Cap Growth Fund, Preferred Small Cap Growth Fund, Preferred Asset Allocation Fund, Preferred International Value Fund, Preferred International Growth Fund, Preferred Short-Term Government Securities Fund, Preferred Fixed Income Fund and Preferred Money Market Fund will receive Merger Shares of the T. Rowe Value Fund, T. Rowe Growth Stock Fund, T. Rowe Mid-Cap Growth Fund, T. Rowe New Horizons Fund, T. Rowe Capital Appreciation Fund, T. Rowe International Growth & Income Fund, T. Rowe International Stock Fund, T. Rowe Short-Term Bond Fund, T. Rowe New Income Fund and T. Rowe Summit Cash Reserves Fund, respectively. Each Acquiring Fund (other than the T. Rowe New Horizons Fund and the T. Rowe Summit Cash Reserves Fund) currently offers multiple classes of shares that vary with respect to the distribution (12b-1) fees and shareholder service fees borne by shareholders and paid to intermediaries for services provided to Acquiring Fund shareholders.

The Merger Shares of the Acquiring Funds that you will receive in the Mergers do not assess any distribution or
12b-1 fees. In order to meet the servicing needs of certain retirement and other employee benefit plan shareholders of the Acquired Funds, it is expected that T. Rowe Price and CIML will be discussing with these shareholders the possibility of exchanging their Merger Shares for shares of another class of the Acquiring Funds, which do assess 12b-1 fees, immediately following the Merger. The other classes of the Acquiring Funds assess 12b-1 fees of either 0.25% or 0.50%, and such fees can be used to pay for a variety of shareholder services. The expense ratios of these classes are higher than the expense ratios of the Merger Shares. A separate prospectus is available for these other classes and may be obtained from T. Rowe Price at the phone number listed above.

What are the federal income tax consequences of the Mergers?

Although not free from doubt, the Merger should be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Funds should recognize a gain or loss directly as a result of the Mergers. However, because an Acquired Fund`s Merger will end the tax year of such Acquired Fund, it may accelerate distributions from such Acquired Fund to shareholders. Specifically, an Acquired Fund will recognize any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with such Acquired Fund`s merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of such Acquired Fund`s merger, and will declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

The cost basis and holding period of shares in an Acquired Fund should carry over to new shares in an Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes if such shareholder holds the shares in a taxable account.

Certain other tax consequences are discussed below under "Federal Income Tax Consequences."

Who bears the expenses associated with the Mergers?

All fees paid to governmental authorities for the registration or qualification of the Merger Shares will be borne by the relevant Acquiring Fund. All fees and expenses of the Mergers, including without limitation, accounting, legal and custodial expenses, and expenses related to printing, mailing solicitation of proxies, and tabulation of votes of Acquired Fund shareholders will be borne by CIML. Should any Merger fail to occur, CIML will bear all costs associated with that Merger.

In addition, CIML will bear the costs associated with continuing liability insurance for the Acquired Funds` Trustees for a period of six years following the consummation of the Mergers.

Who is eligible to vote?

 Shareholders of record on April 13, 2006 are entitled to attend and to vote at the Meeting or any adjournment of the Meeting. All shareholders of an Acquired Fund will vote together as a single class on its Merger. For each Acquired Fund, each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder`s shares will be voted to approve the Merger of his or her Fund and, if any other business comes before the Meeting, the shareholder`s shares will be voted at the discretion of the persons named as proxies.

How do the purchase and distribution procedures, exchange rights, redemption procedures and dividend policies of the Funds compare?

The purchase and distribution procedures, exchange rights, redemption procedures and dividend policies of the Acquired Funds and the Acquiring Funds are generally similar except:

The minimum additional investment for the Acquired Funds is $50 by mail or Automated Clearing House ("ACH") or $1,000 by wire. The minimum additional investment for the Acquiring Funds is $100, $50, and $1,000 for regular accounts; retirement plans or UGMA/UTMA accounts; and the T. Rowe Summit Cash Reserves Fund, respectively. The additional investment minimums will apply to accounts holding Merger Shares.

The Acquiring Funds require shareholders to maintain an account balance of at least $1,000 ($10,000 for T. Rowe Summit Cash Reserves Fund). This $10,000 minimum account balance will be waived for current shareholders of the Preferred Money Market Fund. In addition, the Acquiring Funds charge an annual $10 fee for nonretirement accounts falling below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The Acquired Funds reserve the right to redeem shares in any account which drops below the minimum initial investment amount of $1,000 due to shareholder redemptions, except for IRAs or other retirement accounts, Coverdell Education Savings Accounts, Uniform Gifts/Transfers to Minors Act Accounts, or Systematic Savings Accounts.

Shareholders of the T. Rowe New Income Fund may write an unlimited number of checks on the Fund with a minimum of $500 per check. Shareholders of the Preferred Fixed Income Fund have no such right.

The Preferred Asset Allocation Fund declares and pays dividends, if any, quarterly. The T. Rowe Capital Appreciation Fund declares and pays dividends annually, generally in December.

Shares of an Acquired Fund may be exchanged for shares of another Acquired Fund, except the Preferred International Value Fund. Shares of an Acquiring Fund may be exchanged for the same class of shares of another Acquiring Fund.

The Acquired Funds do not currently charge exchange or redemption fees. The Acquiring Funds do not currently charge exchange or redemption fees, except that the T. Rowe International Growth & Income and T. Rowe International Stock Funds assess a fee on redemptions (including exchanges) of 2% for shares held fewer than 90 days. Merger Shares will not be subject to the redemption fees assessed by such Funds. However, subsequent exchanges of Merger Shares into another T. Rowe Price fund that assesses a redemption fee will subject the Merger Shares to the redemption fee in accordance with the redemption fee policy of such other T. Rowe Price fund.

If a Merger occurs, shareholder privileges applicable to your Acquired Fund account will be carried over to your Acquiring Fund account. [Shareholders of the Preferred Fixed Income Fund who wish to activate the checkwriting privilege with respect to Merger Shares should call ___________ at 1-800-__________.]

PREFERRED VALUE FUND

Proposal — Merger of Preferred Value Fund into T. Rowe Value Fund

The Proposal

Shareholders of the Preferred Value Fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the Merger of the Preferred Value Fund into the T. Rowe Value Fund.

 Comparison of Investment Goals, Principal Investment Strategies and Policies

	Preferred Value Fund	T. Rowe Value Fund
Investment Goal(s)/ Objective(s)	The Fund seeks capital appreciation by primarily investing in equity securities that are believed to be undervalued and offer above-average potential for capital appreciation.	The Fund seeks long-term capital appreciation by investing in common stocks believed to be undervalued, with income as a secondary objective.
Principal Investment Strategies	Lord, Abbett & Co. LLC ("Lord Abbett") and Barrow, Hanley, Mewhinney & Strauss Inc. ("Barrow Hanley") each manage approximately one-half of the Fund`s assets.	The Fund invests at least 65% of total assets in common stocks believed to be undervalued.
Lord Abbett primarily purchases equity securities (i.e., common stocks, preferred stocks, convertible securities, warrants and similar instruments) of large, U.S. and multinational companies (generally, companies with market capitalizations of $5 billion or more at the time of initial purchase).
Holdings consist primarily of large-company stocks, but may include mid-cap and small-cap companies.
Barrow Hanley seeks to invest its portion of the Fund's assets primarily in equity securities of U.S. large capitalization companies (generally, companies with market capitalizations in excess of $1 billion at the time of investment) that it believes are undervalued.
Investments in foreign securities are limited to 25% of total assets.
Although the Fund intends to invest primarily in the equity securities of large- and mid-capitalization U.S. companies, it may invest in securities issued by foreign companies (including American Depository Receipts), securities of any market capitalization and derivatives.
While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options.
The Fund may invest in or enter into, among other things, money market instruments, options and futures transactions, foreign currency transactions, short sales, forward commitments, when-issued and delayed delivery transactions, repurchase agreements, municipal bonds, mortgage-backed securities, asset-backed securities, zero-coupon securities, illiquid securities, or loans of portfolio securities.
Investments in hybrid instruments (instruments combining the characteristics of securities, futures and options) are limited to 10% of total assets.
The Fund may purchase any type of noninvestment-grade debt security (or junk bond) including those in default. The Fund will not purchase this type of security if it would have more than 10% of total assets invested in such securities. Investments in convertible securities are not subject to this limit.

The following highlights the differences in the Funds` fundamental investment policies and restrictions. For purposes of this discussion, a "fundamental" investment policy is one that may not be changed without a shareholder vote.

The T. Rowe Value Fund may not borrow money except that it may (i) borrow for nonleveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund`s investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33 1/3 % of the value of the Fund`s total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The T. Rowe Value Fund may borrow from banks or other persons to the extent permitted by applicable law. The Preferred Value Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund`s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. The Preferred Value Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund`s total assets (taken at cost) in connection with permitted borrowings.

In addition to the fundamental investment restriction discussed above, the Preferred Value Fund has the following additional fundamental investment policies and restrictions:

It may not invest in securities of any issuer if, to the knowledge of the Trust, any officers and Trustees of the Trust and officers and directors of CIML who individually own beneficially more than 1/2 of 1% of the securities of that issuer, own beneficially in the aggregate more than 5%.

It may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

It may not make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

It may not invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokers` commissions. For purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies.

For a complete list of each Fund`s investment policies and restrictions, see each Fund`s Prospectus and Statement of Additional Information.

Principal Investment Risks

What are the principal investment risks of the T. Rowe Value Fund, and how do they compare with those of the Preferred Value Fund?

The principal risks associated with the Preferred Value Fund and the T. Rowe Value Fund generally are similar because they have generally similar investment goals and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund`s portfolio and on market conditions, both of which change over time. Both Funds are subject to management risk, market risk, small and medium-sized company risk, currency risk and foreign investing risk.

Management risk means that the adviser`s investment decisions might produce losses or cause the Funds to underperform when compared to other funds with a similar investment goal. Because they are actively managed, the Funds are subject to management risk.

Market risk is the general risk of unfavorable changes in the market value of the Funds` portfolio securities. The Funds are exposed to the risk of changes in the value of equity securities. Those risks include the risks of broader market declines as well as more specific risks affecting the issuers, such as management performance, financial leverage, industry problems and reduced demand for the issuer`s goods or services. To the extent that the Funds invest significantly in a particular sector, the Funds may be subject to these risks to a greater degree.

Small and Medium-Sized Company Risk. To the extent the Funds invest in small- and mid-capitalization stocks, they are likely to be more volatile than funds that invest only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital and managerial resources. Their securities may trade less frequently and with greater price swings.

Currency risk refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in the foreign currency. The overall impact on the Funds` holdings can be significant, unpredictable and long lasting, depending on the currencies represented in the portfolios and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Foreign investing risk. To the extent the Funds hold foreign securities, they will be subject to special risks, whether the securities are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the Funds` share price. Risks can also result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

In addition, while the following risks may generally be applicable to both Funds, the Preferred Value Fund expressly identifies the following as principal risks:

Credit risk is the chance that the Fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund`s income level and share price. If the Fund invests in securities whose issuers develop unexpected credit problems, the price could decline.

Interest rate risk is the risk that an increase in interest rates will likely cause the Fund`s share price to fall, resulting in a loss of principal. That`s because notes in the Fund`s portfolio become less attractive to other investors when securities with higher yields become available. Generally speaking, the longer a note`s maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. If the Fund purchases longer-maturity notes and interest rates rise unexpectedly, the Fund`s price could decline.

Derivatives risk. To the extent the Fund uses futures, swaps and other derivatives, it is exposed to additional volatility and potential losses.

Leveraging risk. When a fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that fund will be more volatile and all other risks will tend to be compounded. Funds take on leveraging risk when they borrow money to meet redemption requests, invest collateral from securities loans or use reverse repurchase agreements, forward commitments, inverse floating rate investments or derivatives.

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling investments at an advantageous price. Derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase when a fund invests in debt securities whose sale may be restricted by law or by contract.

For more information about the principal investment risks and other investment risks of the T. Rowe Value Fund, please see the T. Rowe Value Fund prospectus.

 Shareholders of the Preferred Value Fund should note that, although the investment goal and principal investment strategies of the T. Rowe Value Fund generally are similar to those of the Preferred Value Fund, the T. Rowe Value Fund may have a different investment style.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year for the 10-year period, except where otherwise indicated, ending December 31, 2005, for shares of the Preferred Value Fund and the T. Rowe Value Fund. The bar charts should give you a general idea of how the Preferred Value Fund`s and the T. Rowe Value Fund`s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the T. Rowe Value Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund`s Prospectus and Statement of Additional Information.

Preferred Value Fund

For period shown in bar chart:	The Fund`s year-to date
Best quarter: 4th quarter 1998, +17.13%	total return from January 1, 2006
Worst quarter: 3rd quarter 1998, -15.82%	through March 31, 2006 was ___%.

T. Rowe Value Fund

For period shown in bar chart:	The Fund`s year-to date
Best quarter: 2nd quarter 2003, +17.80%	total return from January 1, 2006
Worst quarter: 3rd quarter 2002, -18.66%	through March 31, 2006 was ___%.

The following tables list the average annual total return for shares of the Preferred Value Fund and the T. Rowe Value Fund for the one-year, five-year and ten-year periods ended December 31, 2005. These tables are intended to provide you with some indication of the risks of investing in the Preferred Value Fund and the T. Rowe Value Fund. Each table also includes the performance of one or more relevant broad-based market indices and/or other benchmarks.

Preferred Value Fund

Average Annual Total Returns — For Periods Ended December 31, 2005

	1 Year	5 Years	10 Years
Return Before Taxes	1.08%	1.29%	8.49
Return After Taxes on Distributions	-0.27	-0.54	6.60
Return After Taxes on Distributions and Sale of Fund Shares	1.78	0.43	6.74
Russell 1000® Value Index	7.05	5.28	10.94
S&P 500 Index	4.91	0.54	9.07

T. Rowe Value Fund

Average Annual Total Returns — For Periods Ended December 31, 2005

	1 Year	5 Years	10 Years
Return Before Taxes	6.30%	6.20%	11.72%
Return After Taxes on Distributions	5.67	5.74	9.90
Return After Taxes on Distributions and Sale of Fund Shares	4.95	5.18	9.28
S&P 500 Index	4.91	0.54	9.07
Lipper Multi-Cap Value Funds Index	6.33	6.25	9.91

The average annual total returns tables show hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax—deferred account, such as a 401(k) or IRA. During periods of Fund losses, the post-liquidation after-tax return may exceed the Fund`s other returns because the loss generates a tax benefit that is factored into the result. The Fund`s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses which are deducted from Fund returns, or taxes.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Value Index contains the 1,000 largest U.S.-domiciled corporations, ranked by market capitalization. The Russell 1000® Value Index and Russell 1000 ® Index are trademarks of the Frank Russell Company.

S&P 500 Index tracks the stocks of 500 U.S. companies.

THE TRUSTEES OF THE TRUST, ON BEHALF OF THE PREFERRED VALUE FUND, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

PREFERRED LARGE CAP GROWTH FUND

Proposal — Merger of Preferred Large Cap Growth Fund into T. Rowe Growth Stock Fund

The Proposal

 Shareholders of the Preferred Large Cap Growth Fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Preferred Large Cap Growth Fund into the T. Rowe Growth Stock Fund.

Comparison of Investment Goals, Principal Investment Strategies and Policies

Preferred Large Cap Growth Fund	T. Rowe Growth Stock Fund
Investment Goal(s)/ Objective(s)	The Fund seeks long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.
The fund seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.
Principal Investment Strategies	Under normal market conditions, the Fund invests at least 80% of its assets in equity securities (common stocks, preferred stocks and securities convertible to common or preferred stocks) of large capitalization companies (companies with equity capitalizations of $8 billion or greater at the time of purchase).
The Fund will normally invest at least 80% of net assets in the common stocks of a diversified group of growth companies.
Although the Fund intends to invest primarily in equity securities of large capitalization U.S. companies, it may invest in securities issued by foreign companies (including American Depository Receipts), securities of any market capitalization, derivatives and structured notes that are tied to the value of individual equity securities or equity indexes.
Investments in foreign securities are limited to 30% of total assets.
The Fund may invest in or enter into, among other things, money market instruments, options and futures transactions, foreign currency transactions, short sales, forward commitments, when-issued and delayed delivery transactions, repurchase agreements, municipal bonds, mortgage-backed securities, asset-backed securities, zero-coupon securities, illiquid securities, or loans of portfolio securities.
While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options.

The following highlights the differences in the Funds` fundamental investment policies and restrictions. For purposes of this discussion, a "fundamental" investment policy is one that may not be changed without a shareholder vote.

As a matter of fundamental policy, the T. Rowe Growth Stock Fund may not borrow money except that the Fund may (i) borrow for nonleveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund`s investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed
33 1/3 % of the value of the Fund`s total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The T. Rowe Growth Stock Fund may borrow from banks or other persons to the extent permitted by applicable law. The Preferred Large Cap Growth Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund`s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased. The Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund`s total assets (taken at cost) in connection with permitted borrowings.

In addition to the fundamental investment restriction discussed above, the Preferred Large Cap Growth Fund has the following additional fundamental investment policies and restrictions:

It may not invest in securities of any issuer if, to the knowledge of the Trust, any officers and Trustees of the Trust and officers and directors of CIML who individually own beneficially more than 1/2 of 1% of the securities of that issuer, own beneficially in the aggregate more than 5%.

It may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

It may not make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

It may not invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokers` commissions. For purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies.

For a complete list of each Fund`s investment policies and restrictions, see each Fund`s Prospectus and Statement of Additional Information.

Principal Investment Risks

 What are the principal investment risks of the T. Rowe Growth Stock Fund, and how do they compare with those of the Preferred Large Cap Growth Fund?

The principal risks associated with the Preferred Large Cap Growth Fund and the T. Rowe Growth Stock Fund generally are similar because they have generally similar investment goals and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund`s portfolio and on market conditions, both of which change over time. Both Funds are subject to management risk, market risk, currency risk and foreign investing risk.

Management risk means that the adviser`s investment decisions might produce losses or cause the Funds to underperform when compared to other funds with a similar investment goal. Because they are actively managed, the Funds are subject to management risk.

Market risk is the general risk of unfavorable changes in the market value of the Funds` portfolio securities. The Funds are exposed to the risk of changes in the value of equity securities. Those risks include the risks of broader market declines as well as more specific risks affecting the issuers, such as management performance, financial leverage, industry problems and reduced demand for the issuer`s goods or services. To the extent that the Funds invest significantly in a particular sector, the Funds may be subject to these risks to a greater degree.

Currency risk refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in the foreign currency. The overall impact on the Funds` holdings can be significant, unpredictable and long lasting, depending on the currencies represented in the portfolios and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Foreign investing risk. To the extent the Funds hold foreign securities, they will be subject to special risks, whether the securities are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the Funds` share price. Risks can also result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

In addition, while the following risks may generally be applicable to both Funds, the Preferred Large Cap Growth Fund expressly identifies the following as principal risks:

Credit risk is the chance that the Fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund`s income level and share price. If the Fund invests in securities whose issuers develop unexpected credit problems, the price could decline.

Interest rate risk is the risk that an increase in interest rates will likely cause the Fund`s share price to fall, resulting in a loss of principal. That`s because notes in the Fund`s portfolio become less attractive to other investors when securities with higher yields become available. Generally speaking, the longer a note`s maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. If the Fund purchases longer-maturity notes and interest rates rise unexpectedly, the Fund`s price could decline.

Derivatives risk. To the extent the Fund uses futures, swaps and other derivatives, it is exposed to additional volatility and potential losses.

Leveraging risk. When a fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that fund will be more volatile and all other risks will tend to be compounded. Funds take on leveraging risk when they borrow money to meet redemption requests, invest collateral from securities loans or use reverse repurchase agreements, forward commitments, inverse floating rate investments or derivatives.

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling investments at an advantageous price. Derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase when a fund invests in debt securities whose sale may be restricted by law or by contract.

Small and Medium-Sized Company Risk. To the extent the Fund invests in small- and mid-capitalization stocks, it is likely to be more volatile than funds that invest only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital and managerial resources. Their securities may trade less frequently and with greater price swings.

 For more information about the principal investment risks and other investment risks of the T. Rowe Growth Stock Fund, please see the T. Rowe Growth Stock Fund prospectus.

 Shareholders of the Preferred Large Cap Growth Fund should note that, although the investment goal and principal investment strategies of the T. Rowe Growth Stock Fund generally are similar to those of the Preferred Large Cap Growth Fund, the T. Rowe Growth Stock Fund may have a different investment style.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year for the 10-year period ending December 31, 2005, for shares of the Preferred Large Cap Growth Fund and the T. Rowe Growth Stock Fund. The bar charts should give you a general idea of how the Preferred Large Cap Growth Fund`s and the T. Rowe Growth Stock Fund`s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the T. Rowe Growth Stock Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund`s Prospectus and Statement of Additional Information.

Preferred Large Cap Growth Fund

For period shown in bar chart:	The Fund`s year-to date
Best quarter: 4th quarter 1999, +29.03%	total return from January 1, 2006
Worst quarter: 3rd quarter 2001, -20.05%	through March 31, 2006 was ___%.

T. Rowe Growth Stock Fund

For period shown in bar chart:	The Fund`s year-to date
Best quarter: 4th quarter 1998, +23.12%	total return from January 1, 2006
Worst quarter: 3rd quarter 2002, -15.15%	through March 31, 2006 was __%.

The following tables list the average annual total return for shares of the Preferred Large Cap Growth Fund and the T. Rowe Growth Stock Fund for the one-year, five-year and ten-year periods ended December 31, 2005. These tables are intended to provide you with some indication of the risks of investing in the Preferred Large Cap Growth Fund and the T. Rowe Growth Stock Fund. Each table also includes the performance of one or more relevant broad-based market indices and/or other benchmarks.

Preferred Large Cap Growth Fund

Average Annual Total Returns — For Periods Ended December 31, 2005

	1 Year	5 Years	10 Years
Return Before Taxes	13.66%	-1.78%	8.74%
Return After Taxes on Distributions	13.60	-1.80	6.40
Return After Taxes on Distributions and Sale of Fund Shares	8.88	-1.52	6.82
Russell 1000® Growth Index	5.26	-3.58	6.73
S&P 500 Index	4.91	0.54	9.07

T. Rowe Growth Stock Fund

Average Annual Total Returns — For Periods Ended December 31, 2005

	1 Year	5 Years	10 Years
Return Before Taxes	6.56%	1.38%	9.92%
Return After Taxes on Distributions	6.55	1.26	8.08
Return After Taxes on Distributions and Sale of Fund Shares	4.28	1.13	7.93
S&P 500 Index	4.91	0.54	9.07
Lipper Large-Cap Growth Funds Index	7.58	-4.29	6.21

The average annual total returns tables show hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax—deferred account, such as a 401(k) or IRA. During periods of Fund losses, the post-liquidation after-tax return may exceed the Fund`s other returns because the loss generates a tax benefit that is factored into the result. The Fund`s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses which are deducted from Fund returns, or taxes.

The Russell 1000® Growth Index measures the performance of the 1,000 largest companies included in the Russell 3000® Index (the 3,000 largest U.S. domiciled corporations) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index and the Russell 3000® Index are trademarks of the Frank Russell Company.

S&P 500 Index tracks the stocks of 500 U.S. companies.

THE TRUSTEES OF THE TRUST, ON BEHALF OF THE PREFERRED LARGE CAP GROWTH FUND, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

PREFERRED MID CAP GROWTH FUND

Proposal — Merger of Preferred Mid Cap Growth Fund into T. Rowe Mid-Cap Growth Fund

The Proposal

Shareholders of the Preferred Mid Cap Growth Fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Preferred Mid Cap Growth Fund into the T. Rowe Mid-Cap Growth Fund.

Comparison of Investment Goals, Principal Investment Strategies and Policies

	Preferred Mid Cap Growth Fund	T. Rowe Mid-Cap Growth Fund
Investment Goal(s)/ Objective(s)	The Fund seeks long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.	The Fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.
Principal Investment Strategies	Under normal market conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities (including preferred stocks and securities convertible to common or preferred stocks) of U.S. mid cap companies.
The Fund will normally invest at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies (companies whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell MidCap Growth Index).

Mid cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell MidCap® Growth Index.
While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options.
	The Fund invests in securities of companies across diverse economic sectors, and attempts to maintain sector concentrations that approximate those of the Russell Mid Cap® Growth Index.	Investments in foreign securities are limited to 25% of total assets.
Although the Fund intends to invest primarily in the equity securities of U.S. companies, it may invest in securities issued by foreign companies (including American Depository Receipts) and derivatives.

The Fund may invest in or enter into, among other things, money market instruments, options and futures transactions, foreign currency transactions, short sales, forward commitments, when-issued and delayed delivery transactions, repurchase agreements, municipal bonds, mortgage-backed securities, asset-backed securities, zero-coupon securities, illiquid securities, or loans of portfolio securities.

The following highlights the differences in the Funds` fundamental investment policies and restrictions. For purposes of this discussion, a "fundamental" investment policy is one that may not be changed without a shareholder vote.

As a matter of fundamental policy, the T. Rowe Mid-Cap Growth Fund may not borrow money except that the Fund may (i) borrow for nonleveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund`s investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33 1/3 % of the value of the Fund`s total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The T. Rowe Mid-Cap Growth Fund may borrow from banks or other persons to the extent permitted by applicable law. The Preferred Mid Cap Growth Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund`s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased. The Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund`s total assets (taken at cost) in connection with permitted borrowings.

In addition to the fundamental investment restriction discussed above, the Preferred Mid Cap Growth Fund has the following additional fundamental investment policies and restrictions:

It may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

It may not make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

For a complete list of each Fund`s investment policies and restrictions, see each Fund`s Prospectus and Statement of Additional Information.

Principal Investment Risks

What are the principal investment risks of the T. Rowe Mid-Cap Growth Fund, and how do they compare with those of the Preferred Mid Cap Growth Fund?

The principal risks associated with the Preferred Mid Cap Growth Fund and the T. Rowe Mid-Cap Growth Fund generally are similar because they have generally similar investment goals and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund`s portfolio and on market conditions, both of which change over time. Both Funds are subject to management risk, market risk, small and medium-sized company risk, currency risk and foreign investing risk.

Management risk means that the adviser`s investment decisions might produce losses or cause the Funds to underperform when compared to other funds with a similar investment goal. Because they are actively managed, the Funds are subject to management risk.

Market risk is the general risk of unfavorable changes in the market value of the Funds` portfolio securities. The Funds are exposed to the risk of changes in the value of equity securities. Those risks include the risks of broader market declines as well as more specific risks affecting the issuers, such as management performance, financial leverage, industry problems and reduced demand for the issuer`s goods or services. To the extent that the Funds invest significantly in a particular sector, the Funds may be subject to these risks to a greater degree.

Small and Medium-size Company Risk. To the extent the Funds invest in small- and mid-capitalization stocks, they are likely to be more volatile than funds that invest only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital and managerial resources. Their securities may trade less frequently and with greater price swings.

Currency risk refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in the foreign currency. The overall impact on the Funds` holdings can be significant, unpredictable and long lasting, depending on the currencies represented in the portfolios and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Foreign investing risk. To the extent the Funds hold foreign securities, they will be subject to special risks, whether the securities are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the Funds` share price. Risks can also result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

In addition, while the following risks may generally be applicable to both Funds, the Preferred Mid Cap Growth Fund expressly identifies the following as principal risks:

Credit risk is the chance that the Fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund`s income level and share price. If the Fund invests in securities whose issuers develop unexpected credit problems, the price could decline.

Interest rate risk is the risk that an increase in interest rates will likely cause the Fund`s share price to fall, resulting in a loss of principal. That`s because notes in the Fund`s portfolio become less attractive to other investors when securities with higher yields become available. Generally speaking, the longer a note`s maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. If the Fund purchases longer-maturity notes and interest rates rise unexpectedly, the Fund`s price could decline.

Derivatives risk. To the extent the Fund uses futures, swaps and other derivatives, it is exposed to additional volatility and potential losses.

Leveraging risk. When a fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that fund will be more volatile and all other risks will tend to be compounded. Funds take on leveraging risk when they borrow money to meet redemption requests, invest collateral from securities loans or use reverse repurchase agreements, forward commitments, inverse floating rate investments or derivatives.

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling investments at an advantageous price. Derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase when a fund invests in debt securities whose sale may be restricted by law or by contract.

For more information about the principal investment risks and other investment risks of the T. Rowe Mid-Cap Growth Fund, please see the T. Rowe Mid-Cap Growth Fund prospectus.

Shareholders of the Preferred Mid Cap Growth Fund should note that, although the investment goal and principal investment strategies of the T. Rowe Mid-Cap Growth Fund generally are similar to those of the Preferred Mid Cap Growth Fund, the T. Rowe Mid-Cap Growth Fund may have a different investment style.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year for the 10-year period, except where otherwise indicated, ending December 31, 2005, for shares of the Preferred Mid Cap Growth Fund and the T. Rowe Mid-Cap Growth Fund. The bar charts should give you a general idea of how the Preferred Mid Cap Growth Fund`s and the T. Rowe Mid-Cap Growth Fund`s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the T. Rowe Mid-Cap Growth Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund`s Prospectus and Statement of Additional Information.

Preferred Mid Cap Growth Fund

For period shown in bar chart:	The Fund`s year-to date
Best quarter: 2nd quarter 2003, +18.76%	total return from January 1, 2006
Worst quarter: 2nd quarter 2002, -19.66%	through March 31, 2006 was ___%.

T. Rowe Mid-Cap Growth Fund

For period shown in bar chart:	The Fund`s year-to date
Best quarter: 4th quarter 1998, +26.79%	total return from January 1, 2006
Worst quarter: 3rd quarter 2002, -18.88	through March 31, 2006 was ___%.

The following tables list the average annual total return for shares of the Preferred Mid Cap Growth Fund and the T. Rowe Mid-Cap Growth Fund for the one-year, five-year and ten-year periods ended December 31, 2005 and/or the period from inception of the Fund through December 31, 2005 (as applicable). These tables are intended to provide you with some indication of the risks of investing in the Preferred Mid Cap Growth Fund and the T. Rowe Mid-Cap Growth Fund. Each table also includes the performance of one or more relevant broad-based market indices and/or other benchmarks.

Preferred Mid Cap Growth Fund

Average Annual Total Returns — For Periods Ended December 31, 2005

	1 Year	Since Inception (4/2/01)
Return Before Taxes	12.51%	5.89%
Return After Taxes on Distributions	11.37	4.95
Return After Taxes on Distributions and Sale of Fund Shares	9.34	4.57
Russell Midcap® Growth Index	12.10	7.81

T. Rowe Mid-Cap Growth Fund

Average Annual Total Returns — For Periods Ended December 31, 2005

	1 Year	5 Years	10 Years
Return Before Taxes	14.82%	7.95%	13.39%
Return After Taxes on Distributions	13.88	7.71	12.76
Return After Taxes on Distributions and Sale of Fund Shares	10.90	6.89	11.78
S&P Midcap 400 Index	12.56	8.60	14.36
Russell Midcap® Growth Index	12.10	1.38	9.27
Lipper Mid-Cap Growth Funds Index	9.58	-0.91	7.09

The average annual total returns tables show hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax—deferred account, such as a 401(k) or IRA. During periods of Fund losses, the post-liquidation after-tax return may exceed the Fund`s other returns because the loss generates a tax benefit that is factored into the result. The Fund`s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses which are deducted from Fund returns, or taxes.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

S&P Midcap 400 Index tracks the stocks of 400 mid-size U.S. companies.

THE TRUSTEES OF THE TRUST, ON BEHALF OF THE PREFERRED MID CAP GROWTH FUND, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

PREFERRED SMALL CAP GROWTH FUND

Proposal — Merger of Preferred Small Cap Growth Fund into T. Rowe New Horizons Fund

The Proposal

Shareholders of the Preferred Small Cap Growth Fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Preferred Small Cap Growth Fund into the T. Rowe New Horizons Fund.

Comparison of Investment Goals, Principal Investment Strategies and Policies

	Preferred Small Cap Growth Fund	T. Rowe New Horizons Fund
Investment Goal(s)/ Objective(s)	The Fund seeks long-term capital appreciation through investments in companies with small equity capitalizations.	The Fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.
Principal Investment Strategies	Under normal market conditions, the Fund invests at least 80% of its assets in a diversified portfolio of common stocks of small cap companies.	The Fund will invest primarily in a diversified group of small, emerging growth companies, preferably early in the corporate life cycle.
Small cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000® Growth Index.
The Fund may also invest in companies that offer the possibility of accelerating earnings growth because of rejuvenated management, new products, or structural changes in the economy.
The Fund seeks to purchase securities that are well diversified across economic sectors and maintain sector concentrations that approximate the economic sector weightings comprising the Russell 2000® Growth Index (or such other appropriate index).
While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options.
	The Fund may invest in foreign securities and may invest up to 10% of its total receipts in American Depository Receipts.	Investments are primarily in common stocks (normally, at least 65% of total assets) and, to a lesser degree, other types of securities.
The Fund may invest in or enter into, among other things, money market instruments, options and futures transactions, foreign currency transactions, short sales, forward commitments, when-issued and delayed delivery transactions, repurchase agreements, municipal bonds, mortgage-backed securities, asset-backed securities, zero-coupon securities, illiquid securities, or loans of portfolio securities.
Investments in foreign securities are limited to 10% of total assets.

The following highlights the differences in the Funds` fundamental investment policies and restrictions. For purposes of this discussion, a "fundamental" investment policy is one that may not be changed without a shareholder vote.

As a matter of fundamental policy, the T. Rowe New Horizons Fund may not borrow money except that the Fund may (i) borrow for nonleveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund`s investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33 1/3 % of the value of the Fund`s total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The T. Rowe New Horizons Fund may borrow from banks or other persons to the extent permitted by applicable law. The Preferred Small Cap Growth Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund`s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased. The Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund`s total assets (taken at cost) in connection with permitted borrowings.

In addition to the fundamental investment restriction discussed above, the Preferred Small Cap Growth Fund has the following additional fundamental investment policies and restrictions:

It may not invest in securities of any issuer if, to the knowledge of the Trust, any officers and Trustees of the Trust and officers and directors of CIML who individually own beneficially more than 1/2 of 1% of the securities of that issuer, own beneficially in the aggregate more than 5%.

It may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

It may not make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

It may not invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokers` commissions. For purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies.

For a complete list of each Fund`s investment policies and restrictions, see each Fund`s Prospectus and Statement of Additional Information.

Principal Investment Risks

What are the principal investment risks of the T. Rowe New Horizons Fund, and how do they compare with those of the Preferred Small Cap Growth Fund?

The principal risks associated with the Preferred Small Cap Growth Fund and the T. Rowe New Horizons Fund generally are similar because they have generally similar investment goals and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund`s portfolio and on market conditions, both of which change over time. Both Funds are subject to management risk, market risk, small and medium-sized company risk, currency risk, foreign investing risk and liquidity risk.

Management risk means that the adviser`s investment decisions might produce losses or cause the Funds to underperform when compared to other funds with a similar investment goal. Because they are actively managed, the Funds are subject to management risk.

Market risk is the general risk of unfavorable changes in the market value of the Funds` portfolio securities. The Funds are exposed to the risk of changes in the value of equity securities. Those risks include the risks of broader market declines as well as more specific risks affecting the issuers, such as management performance, financial leverage, industry problems and reduced demand for the issuer`s goods or services. To the extent that the Funds invest significantly in a particular sector, the Funds may be subject to these risks to a greater degree.

Small and Medium-Sized Company Risk. To the extent the Funds invest in small- and mid-capitalization stocks, they are likely to be more volatile than funds that invest only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital and managerial resources. Their securities may trade less frequently and with greater price swings.

Currency risk refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in the foreign currency. The overall impact on the Funds` holdings can be significant, unpredictable and long lasting, depending on the currencies represented in the portfolios and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Foreign investing risk. To the extent the Funds hold foreign securities, they will be subject to special risks, whether the securities are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the Funds` share price. Risks can also result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Funds from selling investments at an advantageous price. Derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase when a fund invests in debt securities whose sale may be restricted by law or by contract.

In addition, while the following risks may generally be applicable to both Funds, the Preferred Small Cap Growth Fund expressly identifies the following as principal risks:

Credit risk is the chance that the Fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund`s income level and share price. If the Fund invests in securities whose issuers develop unexpected credit problems, the price could decline.

Interest rate risk is the risk that an increase in interest rates will likely cause the Fund`s share price to fall, resulting in a loss of principal. That`s because notes in the Fund`s portfolio become less attractive to other investors when securities with higher yields become available. Generally speaking, the longer a note`s maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. If the Fund purchases longer-maturity notes and interest rates rise unexpectedly, the Fund`s price could decline.

Derivatives risk. To the extent the Fund uses futures, swaps and other derivatives, it is exposed to additional volatility and potential losses.

Leveraging risk. When a fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that fund will be more volatile and all other risks will tend to be compounded. Funds take on leveraging risk when they borrow money to meet redemption requests, invest collateral from securities loans or use reverse repurchase agreements, forward commitments, inverse floating rate investments or derivatives.

For more information about the principal investment risks and other investment risks of the T. Rowe New Horizons Fund, please see the T. Rowe New Horizons Fund prospectus.

Shareholders of the Preferred Small Cap Growth Fund should note that, although the investment goal and principal investment strategies of the T. Rowe New Horizons Fund generally are similar to those of the Preferred Small Cap Growth Fund, the T. Rowe New Horizons Fund may have a different investment style.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year for the 10-year period ending December 31, 2005, for shares of the Preferred Small Cap Growth Fund and the T. Rowe New Horizons Fund. The bar charts should give you a general idea of how the Preferred Small Cap Growth Fund`s and the T. Rowe New Horizons Fund`s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the T. Rowe New Horizons Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund`s Prospectus and Statement of Additional Information.

Preferred Small Cap Growth Fund

For period shown in bar chart:	The Fund`s year-to date
Best quarter: 4th quarter 2001, +27.61%	total return from January 1, 2006
Worst quarter: 3rd quarter 2001, -28.17%	through March 31, 2006 was ___%.

T. Rowe New Horizons Fund

For period shown in bar chart:	The Fund`s year-to date
Best quarter: 4th quarter 2001, +30.18%	total return from January 1, 2006
Worst quarter: 3rd quarter 2001, -25.15%	through March 31, 2006 was ___%.

The following tables list the average annual total return for shares of the Preferred Small Cap Growth Fund and the T. Rowe New Horizons Fund for the one-year, five-year and ten-year periods ended December 31, 2005. These tables are intended to provide you with some indication of the risks of investing in the Preferred Small Cap Growth Fund and the T. Rowe New Horizons Fund. Each table also includes the performance of one or more relevant broad-based market indices and/or other benchmarks.

Preferred Small Cap Growth Fund

Average Annual Total Returns — For Periods Ended December 31, 2005

	1 Year	5 Years	10 Years
Return Before Taxes	6.21%	0.35%	1.32%
Return After Taxes on Distributions	6.21	0.35	0.79
Return After Taxes on Distributions and Sale of Fund Shares	4.04	0.29	0.94
Russell 2000® Growth Index	4.15	2.28	4.69

T. Rowe New Horizons Fund

Average Annual Total Returns — For Periods Ended December 31, 2005

	1 Year	5 Years	10 Years
Return Before Taxes	11.90%	7.03%	9.57%
Return After Taxes on Distributions	11.40	6.83	8.34
Return After Taxes on Distributions and Sale of Fund Shares	8.43	6.04	7.81
S&P 500 Index	4.91	0.54	9.07
Russell 2000® Growth Index	4.15	2.28	4.69
Russell 2000® Index	4.55	8.22	9.26
Lipper Small-Cap Growth Funds Index	5.34	1.25	7.54

The average annual total returns tables show hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax—deferred account, such as a 401(k) or IRA. During periods of Fund losses, the post-liquidation after-tax return may exceed the Fund`s other returns because the loss generates a tax benefit that is factored into the result. The Fund`s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses which are deducted from Fund returns, or taxes.

The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Growth Index and the Russell 2000® Index are trademarks of the Frank Russell Company.

S&P 500 Index tracks the stocks of 500 U.S. companies.

Russell 2000® Index tracks the stocks of 2,000 small U.S. companies.

THE TRUSTEES OF THE TRUST, ON BEHALF OF THE PREFERRED SMALL CAP GROWTH FUND, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

PREFERRED ASSET ALLOCATION FUND

Proposal — Merger of Preferred Asset Allocation Fund into T. Rowe Capital Appreciation Fund

The Proposal

Shareholders of the Preferred Asset Allocation Fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Preferred Asset Allocation Fund into the T. Rowe Capital Appreciation Fund.

 Comparison of Investment Goals, Principal Investment Strategies and Policies

Preferred Asset Allocation Fund	T. Rowe Capital Appreciation Fund
Investment Goal(s)/ Objective(s)	The Fund seeks both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.	The Fund seeks maximum long-term capital appreciation by investing primarily in common stocks, and it may also hold fixed-income and other securities to help preserve principal value in uncertain or declining markets.

Principal Investment Strategies	The Fund allocates assets among stocks, bonds and money market instruments. The Fund may invest in any combination of these asset classes without limit.	Common stocks typically constitute at least half of the Fund`s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures, and options, in keeping with the fund`s objective.

Mellon Capital Management Corporation ("Mellon") and PanAgora Asset Management, Inc. ("PanAgora") each manage approximately one-half of the Fund`s assets.	Investments are primarily in common stocks (normally, at least 50% of total assets) and, to a lesser degree, other types of securities.
Mellon primarily seeks to replicate the performance of the S&P 500 Index by purchasing securities that comprise the Index and related derivatives. With respect to approximately 10% of the portion of the Fund`s assets that it manages, however, Mellon follows a systematic, value-based investment process.
Investments in foreign securities are limited to 25% of total assets.
In selecting fixed income securities for the Fund, Mellon generally seeks to replicate the performance of the Lehman Brothers Long-Term Treasury Index by purchasing securities that comprise the Index and related derivatives.
Investments in hybrid instruments (instruments combining the characteristics of securities, futures and options) are limited to 10% of total assets.
As of September 30, 2005, the weighted average portfolio maturity for fixed income securities in Mellon`s portion of the Fund was approximately 16 years, although the weighted average maturity may change from time to time.
The Fund may purchase any type of noninvestment-grade debt security (or junk bond) including those in default. The Fund will not purchase this type of security if it would have more than 15% of total assets invested in such securities. Investments in convertible securities are not subject to this limit.

Mellon may use financial futures and options to achieve a substantial portion of the Fund`s exposure to the stock and bond markets.
Mellon may create a synthetic Treasury bond portfolio by using instruments that may include, but are not limited to, Treasury bond and note futures, exchange-traded options on Treasury bond and note futures and over-the-counter options on U.S. Treasuries.

Mellon may also write options on the S&P 500 Index and U.S. Treasury 10-Year Note futures contracts.
Mellon may use options and futures to facilitate trading, provide liquidity for cash flows, hedge dividend accruals and manage interest rate risk. Options transactions will be hedged at all times.
Mellon`s portion of the Fund`s money market investments are limited to short-term investments meeting one of the following criteria: (1) rated Prime-1 by Moody`s or A-1 by S&P at the time of purchase; (2) unrated securities that Mellon determines to be of a quality comparable to Moody`s Prime-1 or S&P`s A-1 ratings; or (3) repurchase agreements with respect to U.S. Government securities

In selecting mid- and small-cap stocks for the Fund, PanAgora seeks to replicate the performance of the S&P 500 Index, the S&P 400 Index, the Russell® 2000 Index, the Lehman Brothers Long-Term Treasury Index, and the
3-month and 1-year Treasury bills by purchasing securities which comprise the Index and related derivatives.

In selecting large-cap stocks, PanAgora seeks to outperform the S&P 500 Index while striving to maintain an approximate level of risk to the Index.
In selecting bonds, PanAgora`s portion of the Fund invests in highly liquid securities that are issued by the U.S. Government and included in the Lehman Brothers Long-Term Treasury Index.
PanAgora generally selects bonds to match the Lehman Index in maturity and coupon characteristics. Typically, the average maturity of these securities is approximately 20 years, although the Fund may invest in securities with longer or shorter maturities at the discretion of PanAgora.

PanAgora may achieve a substantial portion of the Fund`s exposure to the stock and bond markets using financial futures and related options.
For money market instruments, the Fund invests in U.S. Government obligations, bank certificates of deposit and time deposits, bankers` acceptances, prime commercial paper, high-quality short-term corporate obligations and repurchase agreements for these instruments.

The Fund may invest in or enter into, among other things, money market instruments, options and futures transactions, foreign currency transactions, short sales, forward commitments, when-issued and delayed delivery transactions, repurchase agreements, municipal bonds, mortgage-backed securities, asset-backed securities, zero-coupon securities, illiquid securities, or loans of portfolio securities.

The following highlights the differences in the Funds` fundamental investment policies and restrictions. For purposes of this discussion, a "fundamental" investment policy is one that may not be changed without a shareholder vote.

As a matter of fundamental policy, the T. Rowe Capital Appreciation Fund may not borrow money except that the Fund may (i) borrow for nonleveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund`s investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33 1/3 % of the value of the Fund`s total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The T. Rowe Capital Appreciation Fund may borrow from banks or other persons to the extent permitted by applicable law. The Preferred Asset Allocation Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund`s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased. The Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund`s total assets (taken at cost) in connection with permitted borrowings.

In addition to the fundamental investment restriction discussed above, the Preferred Asset Allocation Fund has the following additional fundamental investment policies and restrictions:

It may not invest in securities of any issuer if, to the knowledge of the Trust, any officers and Trustees of the Trust and officers and directors of CIML who individually own beneficially more than 1/2 of 1% of the securities of that issuer, own beneficially in the aggregate more than 5%.

It may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

It may not make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

It may not invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokers` commissions. For purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies.

For a complete list of each Fund`s investment policies and restrictions, see each Fund`s Prospectus and Statement of Additional Information.

Principal Investment Risks

What are the principal investment risks of the T. Rowe Capital Appreciation Fund, and how do they compare with those of the Preferred Asset Allocation Fund?

The principal risks associated with the Preferred Asset Allocation Fund and the T. Rowe Capital Appreciation Fund generally are similar because they have generally similar investment goals and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund`s portfolio and on market conditions, both of which change over time. Both Funds are subject to management risk, market risk, currency risk, foreign investing risk and interest rate risk.

Management risk means that the adviser`s investment decisions might produce losses or cause the Funds to underperform when compared to other funds with a similar investment goal. Because they are actively managed, the Funds are subject to management risk.

Market risk is the general risk of unfavorable changes in the market value of the Funds` portfolio securities. The Funds are exposed to the risk of changes in the value of equity securities. Those risks include the risks of broader market declines as well as more specific risks affecting the issuers, such as management performance, financial leverage, industry problems and reduced demand for the issuer`s goods or services. To the extent that the Funds invest significantly in a particular sector, the Funds may be subject to these risks to a greater degree.

Currency risk refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in the foreign currency. The overall impact on the Funds` holdings can be significant, unpredictable and long lasting, depending on the currencies represented in the portfolios and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Foreign investing risk. To the extent the Funds hold foreign securities, they will be subject to special risks, whether the securities are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the Funds` share price. Risks can also result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

Interest rate risk is the risk that an increase in interest rates will likely cause the Funds` share price to fall, resulting in a loss of principal. That`s because notes in the Funds` portfolio become less attractive to other investors when securities with higher yields become available. Generally speaking, the longer a note`s maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. If the Funds purchase longer-maturity notes and interest rates rise unexpectedly, the Funds` price could decline.

In addition, while the following risks may generally be applicable to both Funds, the Preferred Asset Allocation Fund expressly identifies the following as principal risks:

Credit risk is the chance that the Fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund`s income level and share price. If the Fund invests in securities whose issuers develop unexpected credit problems, the price could decline.

Small and Medium-Sized Company Risk. To the extent the Fund invests in small- and mid-capitalization stocks, it is likely to be more volatile than funds that invest only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital and managerial resources. Their securities may trade less frequently and with greater price swings.

Derivatives risk. To the extent the Fund uses futures, swaps and other derivatives, it is exposed to additional volatility and potential losses.

Leveraging risk. When a fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that fund will be more volatile and all other risks will tend to be compounded. Funds take on leveraging risk when they borrow money to meet redemption requests, invest collateral from securities loans or use reverse repurchase agreements, forward commitments, inverse floating rate investments or derivatives.

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling investments at an advantageous price. Derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase when a fund invests in debt securities whose sale may be restricted by law or by contract.

For more information about the principal investment risks and other investment risks of the T. Rowe Capital Appreciation Fund, please see the T. Rowe Capital Appreciation Fund prospectus.

Shareholders of the Preferred Asset Allocation Fund should note that, although the investment goal and principal investment strategies of the T. Rowe Capital Appreciation Fund generally are similar to those of the Preferred Asset Allocation Fund, the T. Rowe Capital Appreciation Fund may have a different investment style.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year for the 10-year period ending December 31, 2005, for shares of the Preferred Asset Allocation Fund and the T. Rowe Capital Appreciation Fund. The bar charts should give you a general idea of how the Preferred Asset Allocation Fund`s and the T. Rowe Capital Appreciation Fund`s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the T. Rowe Capital Appreciation Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund`s Prospectus and Statement of Additional Information.

Preferred Asset Allocation Fund

For period shown in bar chart:	The Fund`s year-to date
Best quarter: 4th quarter 1998, +15.97%	total return from January 1, 2006
Worst quarter: 3rd quarter 2002, -13.83%	through March 31, 2006 was ___%.

T. Rowe Capital Appreciation Fund

For period shown in bar chart:	The Fund`s year-to date
Best quarter: 2nd quarter 2003, +13.04%	total return from January 1, 2006
Worst quarter: 3rd quarter 2002, -7.91%	through March 31, 2006 was ___%.

The following tables list the average annual total return for shares of the Preferred Asset Allocation Fund and the T. Rowe Capital Appreciation Fund for the one-year, five-year and ten-year periods ended December 31, 2005. These tables are intended to provide you with some indication of the risks of investing in the Preferred Asset Allocation Fund and the T. Rowe Capital Appreciation Fund. Each table also includes the performance of one or more relevant broad-based market indices and/or other benchmarks.

Preferred Asset Allocation Fund

Average Annual Total Returns — For Periods Ended December 31, 2005

	1 Year	5 Years	10 Years
Return Before Taxes	4.72%	2.23%	7.96%
Return After Taxes on Distributions	3.56	1.28	5.92
Return After Taxes on Distributions and Sale of Fund Shares	3.36	1.48	5.88
S&P 500 Index	4.91	0.54	9.07
65/30/5 Blended Index	5.45	3.12	8.71

T. Rowe Capital Appreciation Fund

Average Annual Total Returns — For Periods Ended December 31, 2005

	1 Year	5 Years	10 Years
Return Before Taxes	6.85%	11.37%	12.40%
Return After Taxes on Distributions	6.12	10.44	10.01
Return After Taxes on Distributions and Sale of Fund Shares	5.10	9.48	9.51
S&P 500 Index	4.91	0.54	9.07
Lipper Multi-Cap Value Funds Index	6.33	6.25	9.91

The average annual total returns tables show hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax—deferred account, such as a 401(k) or IRA. During periods of Fund losses, the post-liquidation after-tax return may exceed the Fund`s other returns because the loss generates a tax benefit that is factored into the result. The Fund`s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses which are deducted from Fund returns, or taxes.

S&P 500 Index tracks the stocks of 500 U.S. companies.

The 65/30/5 Blended Index is composed of the S&P 500 Index (65%); the Lehman Brothers Long-Term Treasury Index (30%); and the 90-Day Treasury Bill benchmark (5%). The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries. The Lehman Brothers Long-Term Treasury Index is a market-weighted index of all publicly held Treasury issues with maturities greater than 10 years. The 90-day Treasury Bill benchmark is a performance calculation using recently issued 90-Day Treasury Bills.

THE TRUSTEES OF THE TRUST, ON BEHALF OF THE PREFERRED ASSET ALLOCATION FUND, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

PREFERRED INTERNATIONAL VALUE FUND

Proposal — Merger of Preferred International Value Fund into T. Rowe International Growth & Income Fund

The Proposal

Shareholders of the Preferred International Value Fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Preferred International Value Fund into the T. Rowe International Growth & Income Fund.

 Comparison of Investment Goals, Principal Investment Strategies and Policies

	Preferred International Value Fund	T. Rowe International Growth & Income Fund
Investment Goal(s)/ Objective(s)	The Fund seeks long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.	The Fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying non-U.S. companies.
Principal Investment Strategies	Under normal market conditions, the Fund invests at least 80% of its assets in at least three countries, not including the United States. Although the number of countries in which the Fund will invest is expected to change from time to time, as of September 30, 2005, the Fund was invested in 17 countries and had no investments in U.S. companies.
The Fund invests at least 65% of total assets in the stocks of large dividend-paying, well-established companies.
The Fund primarily invests in equity securities (common stocks, preferred stocks, and securities convertible to common or preferred stocks) traded principally outside the United States, including emerging markets believed to be undervalued.
Investments in emerging markets are modest and limited to more mature developing countries.
	The Fund may invest in securities of issuers of any capitalization.	Investments are primarily in common stocks and, to a lesser degree, other types of securities.
The Fund may invest in a relatively limited number of issuers.	The Fund will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when T. Rowe Price International believes that the currency of a particular foreign country may move substantially against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency that acts as a proxy for that currency). The contract may approximate the value of some or all of the Fund`s portfolio securities denominated in such foreign currency. Under unusual circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts.

Although the Fund intends to invest primarily in equity securities, the Fund may invest in fixed income securities and derivatives.
The Fund may invest in or enter into, among other things, money market instruments, options and futures transactions, foreign currency transactions, short sales, forward commitments, when-issued and delayed delivery transactions, repurchase agreements, municipal bonds, mortgage-backed securities, asset-backed securities, zero-coupon securities, illiquid securities, or loans of portfolio securities.

The following highlights the differences in the Funds` fundamental investment policies and restrictions. For purposes of this discussion, a "fundamental" investment policy is one that may not be changed without a shareholder vote.

As a matter of fundamental policy, the T. Rowe International Growth & Income Fund may not borrow money except that the Fund may (i) borrow for nonleveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund`s investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33 1/3 % of the value of the Fund`s total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The T. Rowe International Growth & Income Fund may borrow from banks or other persons to the extent permitted by applicable law. The Preferred International Value Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund`s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased. The Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund`s total assets (taken at cost) in connection with permitted borrowings.

In addition to the fundamental investment restriction discussed above, the Preferred International Value Fund has the following additional fundamental investment policies and restrictions:

It may not invest in securities of any issuer if, to the knowledge of the Trust, any officers and Trustees of the Trust and officers and directors of CIML who individually own beneficially more than 1/2 of 1% of the securities of that issuer, own beneficially in the aggregate more than 5%.

It may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

It may not make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

It may not invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokers` commissions. For purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies.

For a complete list of each Fund`s investment policies and restrictions, see each Fund`s Prospectus and Statement of Additional Information.

Principal Investment Risks

What are the principal investment risks of the T. Rowe International Growth & Income Fund, and how do they compare with those of the Preferred International Value Fund?

The principal risks associated with the Preferred International Value Fund and the T. Rowe International Growth & Income Fund generally are similar because they have generally similar investment goals and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund`s portfolio and on market conditions, both of which change over time. Both Funds are subject to management risk, market risk, small and medium-sized company risk, currency risk, foreign investing risk, futures/options risk and emerging market risk.

Management risk means that the adviser`s investment decisions might produce losses or cause the Funds to underperform when compared to other funds with a similar investment goal. Because they are actively managed, the Funds are subject to management risk.

Market risk is the general risk of unfavorable changes in the market value of the Funds` portfolio securities. The Funds are exposed to the risk of changes in the value of equity securities. Those risks include the risks of broader market declines as well as more specific risks affecting the issuers, such as management performance, financial leverage, industry problems and reduced demand for the issuer`s goods or services. To the extent that the Funds invest significantly in a particular sector, the Funds may be subject to these risks to a greater degree.

Small and Medium-Sized Company Risk. To the extent the Funds invest in small- and mid-capitalization stocks, they are likely to be more volatile than funds that invest only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital and managerial resources. Their securities may trade less frequently and with greater price swings.

Currency risk refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in the foreign currency. The overall impact on the Funds` holdings can be significant, unpredictable and long lasting, depending on the currencies represented in the portfolios and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Foreign investing risk. To the extent the Funds hold foreign securities, they will be subject to special risks, whether the securities are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the Funds` share price. Risks can also result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

Futures/Options Risk. To the extent a Fund uses futures and options, it is exposed to additional volatility and potential losses.

Emerging Market Risk. Investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less well developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have legacies and/or periodic episodes of hyperinflation and currency devaluations. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant external risks currently affect some emerging countries.

The volatility of emerging markets may be heightened by the actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, fund share prices. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause a fund`s share price to decline.

In addition, while the following risks may generally be applicable to both Funds, the Preferred International Value Fund expressly identifies the following as principal risks:

Credit risk is the chance that the Fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund`s income level and share price. If the Fund invests in securities whose issuers develop unexpected credit problems, the price could decline.

Interest rate risk is the risk that an increase in interest rates will likely cause the Fund`s share price to fall, resulting in a loss of principal. That`s because notes in the Fund`s portfolio become less attractive to other investors when securities with higher yields become available. Generally speaking, the longer a note`s maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. If the Fund purchases longer-maturity notes and interest rates rise unexpectedly, the Fund`s price could decline.

Leveraging risk. When a fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that fund will be more volatile and all other risks will tend to be compounded. Funds take on leveraging risk when they borrow money to meet redemption requests, invest collateral from securities loans or use reverse repurchase agreements, forward commitments, inverse floating rate investments or derivatives.

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling investments at an advantageous price. Derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase when a fund invests in debt securities whose sale may be restricted by law or by contract.

For more information about the principal investment risks and other investment risks of the T. Rowe International Growth & Income Fund, please see the T. Rowe International Growth & Income Fund prospectus.

Shareholders of the Preferred International Value Fund should note that, although the investment goal and principal investment strategies of the T. Rowe International Growth & Income Fund generally are similar to those of the Preferred International Value Fund, the T. Rowe International Growth & Income Fund may have a different investment style.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year for the 10-year period, except where otherwise indicated, ending December 31, 2005, for shares of the Preferred International Value Fund and the T. Rowe International Growth & Income Fund. The bar charts should give you a general idea of how the Preferred International Value Fund`s and the T. Rowe International Growth & Income Fund`s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the T. Rowe International Growth & Income Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund`s Prospectus and Statement of Additional Information.

Preferred International Value Fund

For period shown in bar chart:	The Fund`s year-to date
Best quarter: 2nd quarter 2003, +19.53%	total return from January 1, 2006
Worst quarter: 3rd quarter 2002, -19.07%	through March 31, 2006 was ___%.

T. Rowe International Growth & Income Fund

For period shown in bar chart:	The Fund`s year-to date
Best quarter: 2nd quarter 2003, +21.04%	total return from January 1, 2006
Worst quarter: 3rd quarter 2002, -19.23%	through March 31, 2006 was ___%.

The following tables list the average annual total return for shares of the Preferred International Value Fund and the T. Rowe International Growth & Income Fund for the one-year, five-year and ten-year periods ended December 31, 2005 and/or the period from inception of the Fund through December 31, 2005 (as applicable). These tables are intended to provide you with some indication of the risks of investing in the Preferred International Value Fund and the T. Rowe International Growth & Income Fund. Each table also includes the performance of one or more relevant broad-based market indices and/or other benchmarks.

Preferred International Value Fund

Average Annual Total Returns — For Periods Ended December 31, 2005

	1 Year	5 Years	10 Years
Return Before Taxes	12.40%	8.53%	10.19%
Return After Taxes on Distributions	10.81	7.29	8.42
Return After Taxes on Distributions and Sale of Fund Shares	9.22	6.80	8.04
MSCI EAFE Index	14.02	4.94	6.18

T. Rowe International Growth & Income Fund

Average Annual Total Returns — For Periods Ended December 31, 2005

	1 Year	5 Years	Since Inception (12/21/98)
Return Before Taxes	15.75%	7.68%	7.69%
Return After Taxes on Distributions	15.29	7.46	6.93
Return After Taxes on Distributions and Sale of Fund Shares	10.79	6.60	6.26
MSCI EAFE Index	14.02	4.94	5.42
Lipper International Multi-Cap Value Funds Average	13.97	7.44	7.95*

* Since 12/31/1998.

The average annual total returns tables show hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax—deferred account, such as a 401(k) or IRA. During periods of Fund losses, the post-liquidation after-tax return may exceed the Fund`s other returns because the loss generates a tax benefit that is factored into the result. The Fund`s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses which are deducted from Fund returns, or taxes.

MSCI EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

THE TRUSTEES OF THE TRUST, ON BEHALF OF THE PREFERRED INTERNATIONAL VALUE FUND, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

PREFERRED INTERNATIONAL GROWTH FUND

Proposal — Merger of Preferred International Growth Fund into T. Rowe International Stock Fund

The Proposal

Shareholders of the Preferred International Growth Fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Preferred International Growth Fund into the T. Rowe International Stock Fund.

Comparison of Investment Goals, Principal Investment Strategies and Policies

	Preferred International Growth Fund	T. Rowe International Stock Fund
Investment Goal(s)/ Objective(s)	The Fund seeks long-term capital appreciation by primarily investing in common stocks of non-U.S. companies that are believed to offer the potential for capital appreciation.	The Fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.
Principal Investment Strategies	Under normal market conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities (such as preferred stock) of foreign companies.	Normally, at least 80% of the Fund`s net assets are invested in stocks.
While the Fund primarily invests in companies located in developed countries, it may also invest in companies lo0cated in emerging markets. Although the number of countries in which the fund will invest is expected to change from time to time, as of September 30, 2005, the Fund was invested in 17 countries, and had no investments in U.S. companies.
The Fund may purchase the stocks of companies of any size, but focuses on large and, to a lesser extent, medium-sized companies.
	The Fund may invest in securities of issuers of any capitalization.	The Fund may also purchase other securities, including futures and options.
The Fund`s final selection of investments results in a portfolio of approximately 35 to 50 securities with the goal of providing diversification among issues, industries, sectors and countries.	The Fund will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when T. Rowe Price International believes that the currency of a particular foreign country may move substantially against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency that acts as a proxy for that currency). The contract may approximate the value of some or all of the fund`s portfolio securities denominated in such foreign currency. Under unusual circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. T. Rowe Price International will consider the effect such a commitment to forward contracts would have on the Fund`s investment program and the flexibility of the fund to purchase additional securities. Although forward contracts will be used primarily to protect the fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, and fund total return could be adversely affected as a result.

The Fund may invest in or enter into, among other things, money market instruments, options and futures transactions, foreign currency transactions, short sales, forward commitments, when-issued and delayed delivery transactions, repurchase agreements, municipal bonds, mortgage-backed securities, asset-backed securities, zero-coupon securities, illiquid securities, or loans of portfolio securities.

The following highlights the differences in the Funds` fundamental investment policies and restrictions. For purposes of this discussion, a "fundamental" investment policy is one that may not be changed without a shareholder vote.

As a matter of fundamental policy, the T. Rowe International Stock Fund may not borrow money except that the Fund may (i) borrow for nonleveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund`s investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33 1/3 % of the value of the Fund`s total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The T. Rowe International Stock Fund may borrow from banks or other persons to the extent permitted by applicable law. The Preferred International Growth Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund`s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased. The Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund`s total assets (taken at cost) in connection with permitted borrowings.

In addition to the fundamental investment restriction discussed above, the Preferred International Growth Fund has the following additional fundamental investment policies and restrictions:

It may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

It may not make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

For a complete list of each Fund`s investment policies and restrictions, see each Fund`s Prospectus and Statement of Additional Information.

Principal Investment Risks

What are the principal investment risks of the T. Rowe International Stock Fund, and how do they compare with those of the Preferred International Growth Fund?

The principal risks associated with the Preferred International Growth Fund and the T. Rowe International Stock Fund generally are similar because they have generally similar investment goals and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund`s portfolio and on market conditions, both of which change over time. Both Funds are subject to management risk, market risk, small and medium-sized company risk, currency risk, foreign investing risk, futures/options risk and emerging market risk.

Management risk means that the adviser`s investment decisions might produce losses or cause the Funds to underperform when compared to other funds with a similar investment goal. Because they are actively managed, the Funds are subject to management risk.

Market risk is the general risk of unfavorable changes in the market value of the Funds` portfolio securities. The Funds are exposed to the risk of changes in the value of equity securities. Those risks include the risks of broader market declines as well as more specific risks affecting the issuers, such as management performance, financial leverage, industry problems and reduced demand for the issuer`s goods or services. To the extent that the Funds invest significantly in a particular sector, the Funds may be subject to these risks to a greater degree.

Small and Medium-Sized Company Risk. To the extent the Funds invest in small- and mid-capitalization stocks, they are likely to be more volatile than funds that invest only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital and managerial resources. Their securities may trade less frequently and with greater price swings.

Currency risk refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in the foreign currency. The overall impact on the Funds` holdings can be significant, unpredictable and long lasting, depending on the currencies represented in the portfolios and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Foreign investing risk. To the extent the Funds hold foreign securities, they will be subject to special risks, whether the securities are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the Funds` share price. Risks can also result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

Futures/Options Risk. To the extent a Fund uses futures and options, it is exposed to additional volatility and potential losses.

Emerging Market Risk. Investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less well developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have legacies and/or periodic episodes of hyperinflation and currency devaluations. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant external risks currently affect some emerging countries.

The volatility of emerging markets may be heightened by the actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, fund share prices. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause a fund`s share price to decline.

In addition, while the following risks may generally be applicable to both Funds, the Preferred International Growth Fund expressly identifies the following as principal risks:

Credit risk is the chance that the Fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund`s income level and share price. If the Fund invests in securities whose issuers develop unexpected credit problems, the price could decline.

Interest rate risk is the risk that an increase in interest rates will likely cause the Fund`s share price to fall, resulting in a loss of principal. That`s because notes in the Fund`s portfolio become less attractive to other investors when securities with higher yields become available. Generally speaking, the longer a note`s maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. If the Fund purchases longer-maturity notes and interest rates rise unexpectedly, the Fund`s price could decline.

Leveraging risk. When a fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that fund will be more volatile and all other risks will tend to be compounded. Funds take on leveraging risk when they borrow money to meet redemption requests, invest collateral from securities loans or use reverse repurchase agreements, forward commitments, inverse floating rate investments or derivatives.

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling investments at an advantageous price. Derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase when a fund invests in debt securities whose sale may be restricted by law or by contract.

For more information about the principal investment risks and other investment risks of the T. Rowe International Stock Fund, please see the T. Rowe International Stock Fund prospectus.

Shareholders of the Preferred International Growth Fund should note that, although the investment goal and principal investment strategies of the T. Rowe International Stock Fund generally are similar to those of the Preferred International Growth Fund, the T. Rowe International Stock Fund may have a different investment style.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year for the 10-year period, except where otherwise indicated, ending December 31, 2005, for shares of the Preferred International Growth Fund and the T. Rowe International Stock Fund. The bar charts should give you a general idea of how the Preferred International Growth Fund`s and the T. Rowe International Stock Fund`s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the T. Rowe International Stock Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund`s Prospectus and Statement of Additional Information.

Preferred International Growth Fund

For period shown in bar chart:	The Fund`s year-to date
Best quarter: 4th quarter 2004, +15.37%	total return from January 1, 2006
Worst quarter: 3rd quarter 2002, -16.75%	through March 31, 2006 was ___%.

T. Rowe International Stock Fund

For period shown in bar chart:	The Fund`s year-to date
Best quarter: 4th quarter 1999, +24.70%	total return from January 1, 2006
Worst quarter: 3rd quarter 2002, -21.64%	through March 31, 2006 was ___%.

The following tables list the average annual total return for shares of the Preferred International Growth Fund and the T. Rowe International Stock Fund for the one-year, five-year and ten-year periods ended December 31, 2005 and/or the period from inception of the Fund through December 31, 2005 (as applicable). These tables are intended to provide you with some indication of the risks of investing in the Preferred International Growth Fund and the T. Rowe International Stock Fund. Each table also includes the performance of one or more relevant broad-based market indices and/or other benchmarks.

Preferred International Growth Fund

Average Annual Total Returns — For Periods Ended December 31, 2005

	1 Year	Since Inception (4/2/01)
Return Before Taxes	17.17%	0.23%
Return After Taxes on Distributions	16.96	0.20
Return After Taxes on Distributions and Sale of Fund Shares	11.16	0.18
MSCI EAFE Index	14.02	8.51

T. Rowe International Stock Fund

Average Annual Total Returns — For Periods Ended December 31, 2005

	1 Year	5 Years	10 Years
Return Before Taxes	16.27%	2.09%	5.53%
Return After Taxes on Distributions	15.95	1.75	4.72
Return After Taxes on Distributions and Sale of Fund Shares	10.91	1.66	4.49
MSCI EAFE Index	14.02	4.94	6.18
Lipper International Large-Cap Growth Funds Average	14.01	0.30	4.39

The average annual total returns tables show hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax—deferred account, such as a 401(k) or IRA. During periods of Fund losses, the post-liquidation after-tax return may exceed the Fund`s other returns because the loss generates a tax benefit that is factored into the result. The Fund`s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses which are deducted from Fund returns, or taxes.

MSCI EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

THE TRUSTEES OF THE TRUST, ON BEHALF OF THE PREFERRED INTERNATIONAL GROWTH FUND, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

PREFERRED SHORT-TERM GOVERNMENT Securities FUND

Proposal — Merger of Preferred Short-Term Government Securities Fund into T. Rowe Short-Term Bond Fund

The Proposal

Shareholders of the Preferred Short-Term Government Securities Fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Preferred Short-Term Government Securities Fund into the T. Rowe Short-Term Bond Fund.

Comparison of Investment Goals, Principal Investment Strategies and Policies

	Preferred Short-Term Government Securities Fund	T. Rowe Short-Term Bond Fund
Investment Goal(s)/ Objective(s)	The Fund seeks high current income consistent with preservation of capital, primarily through investment in U.S. Government securities.	The Fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.
Principal Investment Strategies	Under normal market conditions, the Fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities, and related repurchase agreements.
Normally, the Fund will invest at least 80% of its net assets in bonds.
	The Fund may also invest in corporate bonds, asset-backed securities and, to a lesser extent, municipal securities.	The Fund`s average effective maturity will not exceed three years.
In order to reduce risk, CIML generally maintains a dollar-weighted average maturity of not more than 3 years for the Fund and typically purchases securities for the Fund with remaining maturities or average lives of less than five years.
The Fund will only purchase securities that are rated within the four highest credit categories by at least one nationally-recognized credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price Associates.

The Fund will only invest in securities that are rated investment grade at the time of purchase (securities that are rated Baa3 and BBB- or higher by Moody`s and S&P, respectively or unrated securities that CIML determines are of comparable quality).
The Fund will invest in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities.
The Fund may continue to hold securities that are downgraded below investment grade or, if unrated, determined by CIML to be of comparable quality, if CIML believes it would be in the best interest of the Fund to do so.
The Fund may also invest in other securities, including futures, options, and swaps, in keeping with its objective.
A significant portion of the Fund`s portfolio may consist of Ginnie Mae mortgage-backed certificates and other U.S. Government securities representing ownership interests in mortgage pools.	There is no limit on fund investments in U.S. dollar-denominated debt securities issued by foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks. The fund may also invest up to 10% of total assets (excluding reserves) in non-U.S. dollar-denominated fixed-income securities.

The Fund may invest in or enter into, among other things, money market instruments, short sales, forward commitments, when-issued and delayed delivery transactions, repurchase agreements, municipal bonds, mortgage-backed securities, asset-backed securities, zero-coupon securities, illiquid securities, or loans of portfolio securities.
There is no limit on fund investments in mortgage-backed securities.
Investments in stripped mortgage securities are limited to 10% of total assets.
Investments in hybrid instruments (instruments combining the characteristics of securities, futures and options) are limited to 10% of total assets.
A swap agreement with any single counterparty will not be entered into if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the fund under all outstanding swap agreements will exceed 10% of total assets. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

The Fund will not commit more than 10% of total assets to any combination of the types of foreign currency instruments.

The following highlights the differences in the Funds` fundamental investment policies and restrictions. For purposes of this discussion, a "fundamental" investment policy is one that may not be changed without a shareholder vote.

As a matter of fundamental policy, the T. Rowe Short-Term Bond Fund may not borrow money except that the Fund may (i) borrow for nonleveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund`s investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33 1/3 % of the value of the Fund`s total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The T. Rowe Short-Term Bond Fund may borrow from banks or other persons to the extent permitted by applicable law. The Preferred Short-Term Government Securities Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund`s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased. The Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund`s total assets (taken at cost) in connection with permitted borrowings.

As a matter of fundamental policy, the T. Rowe Short-Term Bond Fund may not purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that the Fund will normally invest more than 25% of its total assets in the securities of the banking industry including, but not limited to, bank certificates of deposit and banker`s acceptances when the Fund`s position in issues maturing in one year or less equals 35% or more of the Fund`s total assets; provided, further, that the Fund will invest more than 25% of its total assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances. The T. Rowe Short-Term Bond Fund has proposed to change this fundamental policy to the following: "the Fund may not purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry." The proposal is subject to approval by shareholders of the T. Rowe Short-Term Bond Fund at a meeting to be held on or about April 19, 2006. The Preferred Short-Term Government Securities Fund may not concentrate more than 25% of the value of its total assets in any one industry (for the purposes of this restriction, obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign country; issuers of U.S. Government securities and repurchase agreements relating thereto do not constitute an "industry").

In addition to the fundamental investment restrictions discussed above, the Preferred Short-Term Government Securities Fund has the following additional fundamental investment policies and restrictions:

It may not invest in securities of any issuer if, to the knowledge of the Trust, any officers and Trustees of the Trust and officers and directors of CIML who individually own beneficially more than 1/2 of 1% of the securities of that issuer, own beneficially in the aggregate more than 5%.

It may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

It may not make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

It may not invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokers` commissions. For purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies.

For a complete list of each Fund`s investment policies and restrictions, see each Fund`s Prospectus and Statement of Additional Information.

Principal Investment Risks

What are the principal investment risks of the T. Rowe Short-Term Bond Fund, and how do they compare with those of the Preferred Short-Term Government Securities Fund?

The principal risks associated with the Preferred Short-Term Government Securities Fund and the T. Rowe Short-Term Bond Fund generally are similar because they have generally similar investment goals and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund`s portfolio and on market conditions, both of which change over time. Both Funds are subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, the T. Rowe Price Bond Fund is also subject to derivatives risk and foreign investing risk.

Interest rate risk is the risk that an increase in interest rates will likely cause the Funds` share price to fall, resulting in a loss of principal. That`s because the bonds and notes in the Funds` portfolio become less attractive to other investors when securities with higher yields become available. Generally speaking, the longer a bond`s maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. If the Funds purchase longer-maturity bonds and interest rates rise unexpectedly, the Funds` price could decline.

Credit risk is the chance that the Funds` holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Funds` income level and share price. If the Funds invest in securities whose issuers develop unexpected credit problems, the price could decline.

Prepayment risk. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires the Funds to reinvest proceeds at lower interest rates, which reduces the portfolio`s total return and yield, and may even cause certain bond prices to fall below the level the Fund paid for them, resulting in a capital loss. Any of these developments could result in a decrease in the Funds` income, share price, or total return.

Extension risk refers to a rise in interest rates that causes a Fund`s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the Fund`s sensitivity to rising rates and its potential for price declines.

Derivatives risk. To the extent the T. Rowe Short-Term Bond Fund uses futures, swaps and other derivatives, it is exposed to additional volatility and potential losses.

Foreign investing risk. To the extent the T. Rowe Short-Term Bond Fund holds foreign securities, they will be subject to special risks, whether the securities are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the Fund`s share price. Risks can also result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

In addition, while the following risks may generally be applicable to both Funds, the Preferred Short-Term Government Securities Fund expressly identifies the following as principal risks:

Management risk means that the adviser`s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Because they are actively managed, the Fund is subject to management risk.

Market risk is the general risk of unfavorable changes in the market value of the Fund`s portfolio securities. The Fund is exposed to the risk of changes in the value of equity securities. Those risks include the risks of broader market declines as well as more specific risks affecting the issuers, such as management performance, financial leverage, industry problems and reduced demand for the issuer`s goods or services. To the extent that the Fund invests significantly in a particular sector, the Fund may be subject to these risks to a greater degree.

Small and Medium-Sized Company Risk. To the extent the Fund invests. in small- and mid-capitalization stocks, it is likely to be more volatile than funds that invest only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital and managerial resources. Their securities may trade less frequently and with greater price swings.

Currency risk refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in the foreign currency. The overall impact on the Fund`s holdings can be significant, unpredictable and long lasting, depending on the currencies represented in the portfolios and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Leveraging risk. When a fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that fund will be more volatile and all other risks will tend to be compounded. Funds take on leveraging risk when they borrow money to meet redemption requests, invest collateral from securities loans or use reverse repurchase agreements, forward commitments, inverse floating rate investments or derivatives.

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling investments at an advantageous price. Derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase when a fund invests in debt securities whose sale may be restricted by law or by contract.

For more information about the principal investment risks and other investment risks of the T. Rowe Short-Term Bond Fund, please see the T. Rowe Short-Term Bond Fund prospectus.

Shareholders of the Preferred Short-Term Government Securities Fund should note that, although the investment goal and principal investment strategies of the T. Rowe Short-Term Bond Fund generally are similar to those of the Preferred Short-Term Government Securities Fund, the T. Rowe Short-Term Bond Fund may have a different investment style.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year for the 10-year period ending December 31, 2005, for shares of the Preferred Short-Term Government Securities Fund and the T. Rowe Short-Term Bond Fund. The bar charts should give you a general idea of how the Preferred Short-Term Government Securities Fund`s and the T. Rowe Short-Term Bond Fund`s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the T. Rowe Short-Term Bond Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund`s Prospectus and Statement of Additional Information.

Preferred Short-Term Government Securities Fund

For period shown in bar chart:	The Fund`s year-to date
Best quarter: 3rd quarter 2001, +3.12%	total return from January 1, 2006
Worst quarter: 2nd quarter 2004, -1.50%	through March 31, 2006 was ___%.

T. Rowe Short-Term Bond Fund

For period shown in bar chart:	The Fund`s year-to date
Best quarter: 3rd quarter 2001, +3.52%	total return from January 1, 2006
Worst quarter: 2nd quarter 2004, -1.20%	through March 31, 2006 was ___%.

The following tables list the average annual total return for shares of the Preferred Short-Term Government Securities Fund and the T. Rowe Short-Term Bond Fund for the one-year, five-year and ten-year periods ended December 31, 2005. These tables are intended to provide you with some indication of the risks of investing in the Preferred Short-Term Government Securities Fund and the T. Rowe Short-Term Bond Fund. Each table also includes the performance of one or more relevant broad-based market indices and/or other benchmarks.

Preferred Short-Term Government Securities Fund

Average Annual Total Returns — For Periods Ended December 31, 2005

	1 Year	5 Years	10 Years
Return Before Taxes	1.49%	3.38%	4.28%
Return After Taxes on Distributions	0.46	2.30	2.63
Return After Taxes on Distributions and Sale of Fund Shares	0.96	2.32	2.66
Merrill Lynch 1-3 Year Treasury Index	1.67	3.67	4.79

T. Rowe Short-Term Bond Fund

Average Annual Total Returns — For Periods Ended December 31, 2005

	1 Year	5 Years	10 Years
Return Before Taxes	1.74%	4.12%	4.76%
Return After Taxes on Distributions	0.53	2.62	2.84
Return After Taxes on Distributions and Sale of Fund Shares	1.12	2.61	2.86
Lehman Brothers 1-3 Year U.S. Government/Credit Index	1.77	4.15	5.07
Lipper Short Investment Grade Debt Funds Average	1.62	3.45	4.43

The average annual total returns tables show hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax—deferred account, such as a 401(k) or IRA. During periods of Fund losses, the post-liquidation after-tax return may exceed the Fund`s other returns because the loss generates a tax benefit that is factored into the result. The Fund`s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses which are deducted from Fund returns, or taxes.

The Merrill Lynch 1-3 Year Treasury Index is composed primarily of U.S. Treasury notes and bonds with remaining maturities of one to three years.

Lehman Brothers 1-3 Year U.S. Government/Credit Index tracks U.S. government debt obligations and U.S. corporate and foreign bonds maturing within one year to three years.

THE TRUSTEES OF THE TRUST, ON BEHALF OF THE PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

PREFERRED FIXED INCOME FUND

Proposal — Merger of Preferred Fixed Income Fund into T. Rowe New Income Fund

The Proposal

Shareholders of the Preferred Fixed Income Fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Preferred Fixed Income Fund into the T. Rowe New Income Fund.

Comparison of Investment Goals, Principal Investment Strategies and Policies

	Preferred Fixed Income Fund	T. Rowe New Income Fund
Investment Goal(s)/ Objective(s)	The Fund seeks maximum total return consistent with prudent investment management and liquidity needs by investing in a diversified portfolio of debt securities.	The Fund seeks the highest level of income consistent with the preservation of capital over time by investing primarily in marketable debt securities.
Principal Investment Strategies	Under normal market conditions, the Fund invests at least 80% of its assets in fixed income securities.	The Fund invests at least 80% of the Fund`s total assets in income-producing securities, which may include U.S. government and agency obligations, mortgage- and asset-backed securities, corporate bonds, foreign securities, collateralized mortgage obligations (CMOs), and others, including, on occasion, equities.

The Fund invests primarily in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal and interest by the U.S. Government and its agencies and instrumentalities, mortgage-related securities and money market instruments.
80% of the debt securities purchased by the fund will be rated investment grade by each of the 3 major credit rating agencies.
The Fund also expects to utilize derivatives to achieve exposure to the fixed income markets and to hedge certain strategies.	Up to 15% of total assets may be invested in "split-rated securities," or those rated investment grade by at least one rating agency but below investment grade by others. In addition, the Fund may invest up to 5% of total assets in securities that have not received an investment grade rating by any major credit rating agency.

The average duration of the Fund is expected to range within 20% of the duration of the domestic bond market as a whole (the duration of the domestic bond market as a whole is normally four to six years, although this may vary).
There are no maturity restrictions on individual holdings, but the portfolio`s weighted average maturity is expected to be between four and 15 years.
	The Fund may invest up to 20% of its assets in non-U.S. dollar denominated securities and securities of emerging market issues.	The Fund may also invest in other securities, including futures, options, and swaps, in keeping with its objective.
The Fund will not invest more than 10% of its assets in securities of emerging market issues.	The Fund may invest up to 20% of its total assets (not including cash) in preferred and common stocks and convertible securities, convertible into or which carry warrants for common stocks or other equity securities. These securities may or may not be rated.

The Fund may invest up to 15% of its assets in fixed income securities that are rated, at the time of purchase, below investment grade (securities rated below Baa3 by Moody`s or BBB- by S&P, or unrated securities that are of comparable quality).
There is no limit on investments in U.S. dollar-denominated debt securities issued by foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks. The Fund may also invest up to 20% of total assets (excluding reserves) in non-U.S. dollar-denominated fixed-income securities.

The Fund will not purchase a fixed income security rated below B3/B- by each nationally recognized statistical rating agency rating such security or, if unrated, determined to be of comparable quality.
There is no limit on investments in mortgage-backed securities.
	The Fund will maintain a high grade average quality for the portfolio (third highest rating as determined by Moody`s or S&P).	Investments in stripped mortgage securities are limited to 10% of total assets.
The Fund may continue to hold securities that are downgraded below investment grade or, if unrated, determined to be of comparable quality, if the adviser believes it would be in the best interest of the Fund to do so.
Investments in hybrid instruments (instruments combining the characteristics of securities, futures and options) are limited to 10% of total assets.
The Fund may invest in or enter into money market instruments, options and futures transactions, foreign currency transactions, short sales, forward commitments, when-issued and delayed delivery transactions, repurchase agreements, municipal bonds, mortgage-backed securities, asset-backed securities, zero-coupon securities, illiquid securities, or loans of portfolio securities.
The Fund has no current intention of concentrating in the utility industry.
A swap agreement with any single counterparty will not be entered into if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the Fund under all outstanding swap agreements will exceed 10% of total assets. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

The Fund will not commit more than 20% of total assets to any combination of the types of foreign currency instruments.

The following highlights the differences in the Funds` fundamental investment policies and restrictions. For purposes of this discussion, a "fundamental" investment policy is one that may not be changed without a shareholder vote.

As a matter of fundamental policy, the T. Rowe New Income Fund may not borrow money except that the Fund may (i) borrow for nonleveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund`s investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed
33 1/3 % of the value of the Fund`s total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The T. Rowe New Income Fund may borrow from banks or other persons to the extent permitted by applicable law. The Preferred Fixed Income Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund`s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased. The Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund`s total assets (taken at cost) in connection with permitted borrowings.

As a matter of fundamental policy, the T. Rowe New Income Fund may not purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that the Fund will invest more than 25% of its total assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances, and further provided that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and banker`s acceptances. The T. Rowe New Income Fund has proposed to change this fundamental policy to the following: "the Fund may not purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry." The proposal is subject to approval by shareholders of the T. Rowe New Income Fund at a meeting to be held on or about April 19, 2006. The Preferred Fixed Income Fund may not concentrate more than 25% of the value of its total assets in any one industry (for the purposes of this restriction, obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign country; issuers of U.S. Government securities and repurchase agreements relating thereto do not constitute an "industry").

In addition to the fundamental investment restrictions discussed above, the Preferred Fixed Income Fund has the following additional fundamental investment policies and restrictions:

It may not invest in securities of any issuer if, to the knowledge of the Trust, any officers and Trustees of the Trust and officers and directors of CIML who individually own beneficially more than 1/2 of 1% of the securities of that issuer, own beneficially in the aggregate more than 5%.

It may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

It may not make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

It may not invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokers` commissions. For purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies.

For a complete list of each Fund`s investment policies and restrictions, see each Fund`s Prospectus and Statement of Additional Information.

Principal Investment Risks

What are the principal investment risks of the T. Rowe New Income Fund, and how do they compare with those of the Preferred Fixed Income Fund?

The principal risks associated with the Preferred Fixed Income Fund and the T. Rowe New Income Fund generally are similar because they have generally similar investment goals and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund`s portfolio and on market conditions, both of which change over time. Both Funds are subject to interest rate, credit risk, derivatives risk, foreign investing risk, prepayment risk and extension risk.

Interest rate risk is the risk that an increase in interest rates will likely cause the Fund`s share price to fall, resulting in a loss of principal. That`s because the bonds and notes in the Fund`s portfolio become less attractive to other investors when securities with higher yields become available. Generally speaking, the longer a bond`s maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. If the Funds purchase longer-maturity bonds and interest rates rise unexpectedly, the Fund`s price could decline.

Credit risk is the chance that the Fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund`s income level and share price. If the Funds invest in securities whose issuers develop unexpected credit problems, the price could decline.

Derivatives risk. To the extent the Funds use futures, swaps and other derivatives, it is exposed to additional volatility and potential losses.

Foreign investing risk. To the extent the Funds hold foreign securities, they will be subject to special risks, whether the securities are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the Fund`s share price. Risks can also result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

Prepayment risk. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires a Fund to reinvest proceeds at lower interest rates, which reduces the portfolio`s total return and yield, and may even cause certain bond prices to fall below the level the Fund paid for them, resulting in a capital loss. Any of these developments could result in a decrease in the Fund`s income, share price, or total return.

Extension risk refers to a rise in interest rates that causes a Fund`s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the Fund`s sensitivity to rising rates and its potential for price declines.

In addition, while the following risks may generally be applicable to both Funds, the Preferred Fixed Income Fund expressly identifies the following as principal risks:

Management risk means that the adviser`s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Because they are actively managed, the Fund is subject to management risk.

Market risk is the general risk of unfavorable changes in the market value of the Fund`s portfolio securities. The Fund is exposed to the risk of changes in the value of equity securities. Those risks include the risks of broader market declines as well as more specific risks affecting the issuers, such as management performance, financial leverage, industry problems and reduced demand for the issuer`s goods or services. To the extent that the Fund invests significantly in a particular sector, the Fund may be subject to these risks to a greater degree.

Small and Medium-Sized Company Risk. To the extent the Fund invests in small- and mid-capitalization stocks, it is likely to be more volatile than funds that invest only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital and managerial resources. Their securities may trade less frequently and with greater price swings.

Currency risk refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in the foreign currency. The overall impact on the Fund`s holdings can be significant, unpredictable and long lasting, depending on the currencies represented in the portfolios and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Leveraging risk. When a fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that fund will be more volatile and all other risks will tend to be compounded. Funds take on leveraging risk when they borrow money to meet redemption requests, invest collateral from securities loans or use reverse repurchase agreements, forward commitments, inverse floating rate investments or derivatives.

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling investments at an advantageous price. Derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase when a fund invests in debt securities whose sale may be restricted by law or by contract.

For more information about the principal investment risks and other investment risks of the T. Rowe New Income Fund, please see the T. Rowe New Income Fund prospectus.

Shareholders of the Preferred Fixed Income Fund should note that, although the investment goal and principal investment strategies of the T. Rowe New Income Fund generally are similar to those of the Preferred Fixed Income Fund, the T. Rowe New Income Fund may have a different investment style.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year for the 10-year period ending December 31, 2005, for shares of the Preferred Fixed Income Fund and the T. Rowe New Income Fund. The bar charts should give you a general idea of how the Preferred Fixed Income Fund`s and the T. Rowe New Income Fund`s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the T. Rowe New Income Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund`s Prospectus and Statement of Additional Information.

Preferred Fixed Income Fund

For period shown in bar chart:	The Fund`s year-to date
Best quarter: 4th quarter 2000, +4.71%	total return from January 1, 2006
Worst quarter: 1st quarter 1996, -2.20%	through March 31, 2006 was ___%.

T. Rowe New Income Fund

For period shown in bar chart:	The Fund`s year-to date
Best quarter: 3rd quarter 2001, +4.75%	total return from January 1, 2006
Worst quarter: 1st quarter 1996, -2.53%	through March 31, 2006 was ___%.

The following tables list the average annual total return for shares of the Preferred Fixed Income Fund and the T. Rowe New Income Fund for the one-year, five-year and ten-year periods ended December 31, 2005. These tables are intended to provide you with some indication of the risks of investing in the Preferred Fixed Income Fund and the T. Rowe New Income Fund. Each table also includes the performance of one or more relevant broad-based market indices and/or other benchmarks.

Preferred Fixed Income Fund

Average Annual Total Returns* — For Periods Ended December 31, 2005

	1 Year	5 Years	10 Years
Return Before Taxes	2.85%	6.43%	6.00%
Return After Taxes on Distributions	1.20	4.92	3.88
Return After Taxes on Distributions and Sale of Fund Shares	2.11	4.74	3.86
Lehman Brothers Aggregate Index	2.43	5.87	6.16

* The Fund`s performance would have been lower if a tax penalty and interest had not been reimbursed by CIML.

T. Rowe New Income Fund

Average Annual Total Returns — For Periods Ended December 31, 2005

	1 Year	5 Years	10 Years
Return Before Taxes	2.85%	5.72%	5.44%
Return After Taxes on Distributions	1.30	3.99	3.22
Return After Taxes on Distributions and Sale of Fund Shares	1.84	3.85	3.25
Lehman Brothers U.S. Aggregate Index	2.43	5.87	6.16
Lipper Corporate Debt Funds A-Rated Average Index	1.90	5.45	5.46

The average annual total returns tables show hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax—deferred account, such as a 401(k) or IRA. During periods of Fund losses, the post-liquidation after-tax return may exceed the Fund`s other returns because the loss generates a tax benefit that is factored into the result. The Fund`s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses which are deducted from Fund returns, or taxes.

Lehman Brother Aggregate Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Lehman Brothers U.S. Aggregate Index tracks domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

THE TRUSTEES OF THE TRUST, ON BEHALF OF THE PREFERRED FIXED INCOME FUND, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

PREFERRED MONEY MARKET FUND

Proposal — Merger of Preferred Money Market Fund into T. Rowe Summit Cash Reserves Fund

The Proposal

Shareholders of the Preferred Money Market Fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Preferred Money Market Fund into the T. Rowe Summit Cash Reserves Fund.

Comparison of Investment Goals, Principal Investment Strategies and Policies

	Preferred Money Market Fund	T. Rowe Summit Cash Reserves Fund
Investment Goal(s)/ Objective(s)	The Fund seeks maximum current income consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income instruments.	The Fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income.
Principal Investment Strategies	The Fund invests in a portfolio of U.S. dollar-denominated, short-term, fixed-income instruments, including: short-term U.S. Government securities; certificates of deposit and bankers` acceptances; prime commercial paper (including dollar-denominated commercial paper issued by foreign issuers); high-quality, short-term corporate obligations; and repurchase agreements with respect to U.S. Government securities.
The Fund is managed to provide a stable share price of $1.00 that invests in high-quality, U.S. dollar-denominated money market securities of U.S. and foreign issuers.
	All of the Fund`s investments have remaining maturities of 397 days or less at the time of investment.	All securities held by the Fund will mature in 13 months or less.
	The average dollar-weighted maturity of the Fund`s portfolio is 90 days or less.	The Fund`s average weighted maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates.
The Fund may invest up to 100% of its assets in bank obligations (including obligations of U.S. branches of foreign banks and foreign branches of U.S. banks).	Except as permitted by Rule 2a-7 under the 1940 Act, the Fund will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. government securities or securities subject to certain types of guarantees. Additionally, the Fund may invest up to 25% of its total assets in the first tier securities (as defined by Rule 2a-7) of a single issuer for a period of up to three business days.

	Fund investments in illiquid securities are limited to 10% of net assets.	Investments in illiquid securities are limited to 10% of net assets.
The Fund may invest in or enter into money market instruments, forward commitments to sell securities, when-issued and delayed delivery transactions, repurchase agreements, municipal bonds, mortgage-backed securities, asset-backed securities, zero-coupon securities, or illiquid securities.
There is no limit on investments in U.S. dollar-denominated foreign securities.

The following highlights the differences in the Funds` fundamental investment policies and restrictions. For purposes of this discussion, a "fundamental" investment policy is one that may not be changed without a shareholder vote.

As a matter of fundamental policy, the T. Rowe Summit Cash Reserves Fund may not borrow money except that the Fund may (i) borrow for nonleveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund`s investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33 1/3 % of the value of the Fund`s total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The T. Rowe Summit Cash Reserves Fund may borrow from banks or other persons to the extent permitted by applicable law. The Preferred Money Market Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund`s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased. The Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund`s total assets (taken at cost) in connection with permitted borrowings .

As a matter of fundamental policy, the T. Rowe Summit Cash Reserves Fund may not purchase or sell physical commodities, except that the Fund may enter into futures contracts and options thereon. The Preferred Money Market Fund may not purchase or sell commodities or commodity contracts.

As a matter of fundamental policy, the T. Rowe Summit Cash Reserves Fund may not purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and banker`s acceptances. The Preferred Money Market Fund may not concentrate more than 25% of the value of its total assets in any one industry; except that Fund reserves freedom of action to invest up to 100% of its assets in certificates of deposit and bankers` acceptances issued by domestic banks (for the purposes of this restriction, obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign country; issuers of U.S. Government securities and repurchase agreements relating thereto do not constitute an "industry"; and the term "domestic banks" includes foreign branches of domestic banks only if the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as that of investing in instruments issued by the domestic parent, in that the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason).

In addition to the fundamental investment restrictions discussed above, the Preferred Money Market Fund has the following additional fundamental investment policies and restrictions:

It may not invest in securities of any issuer if, to the knowledge of the Trust, any officers and Trustees of the Trust and officers and directors of CIML who individually own beneficially more than 1/2 of 1% of the securities of that issuer, own beneficially in the aggregate more than 5%.

It may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

It may not make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

It may not invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokers` commissions. For purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies.

For a complete list of each Fund`s investment policies and restrictions, see each Fund`s Prospectus and Statement of Additional Information.

Principal Investment Risks

What are the principal investment risks of the T. Rowe Summit Cash Reserves Fund, and how do they compare with those of the Preferred Money Market Fund?

The principal risks associated with the Preferred Money Market Fund and the T. Rowe Summit Cash Reserves Fund generally are similar because they have generally similar investment goals and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund`s portfolio and on market conditions, both of which change over time. Both Funds are subject to money market risk, which includes credit and interest rate risks.

Money market risk is the risk that the Funds may be unable to maintain a net asset value of $1.00 per share as a result of inflation, interest rate movements, banking industry concentration and deterioration of the credit quality of issuers.

Credit risk is the chance that the Funds` holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Funds` income level and share price. If the Funds invest in securities whose issuers develop unexpected credit problems, the price could decline.

Interest rate risk is the risk that an increase in interest rates will likely cause the Funds` share price to fall, resulting in a loss of principal. That`s because notes in the Funds` portfolio become less attractive to other investors when securities with higher yields become available. Generally speaking, the longer a note`s maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. If the Funds purchase longer-maturity notes and interest rates rise unexpectedly, the Funds` price could decline.

For more information about the principal investment risks and other investment risks of the T. Rowe Summit Cash Reserves Fund, please see the T. Rowe Summit Cash Reserves Fund prospectus.

Shareholders of the Preferred Money Market Fund should note that, although the investment goal and principal investment strategies of the T. Rowe Summit Cash Reserves Fund generally are similar to those of the Preferred Money Market Fund, the T. Rowe Summit Cash Reserves Fund may have a different investment style.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year for the 10-year period ending December 31, 2005, for shares of the Preferred Money Market Fund and the T. Rowe Summit Cash Reserves Fund. The bar charts should give you a general idea of how the Preferred Money Market Fund`s and the T. Rowe Summit Cash Reserves Fund`s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the T. Rowe Summit Cash Reserves Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund`s Prospectus and Statement of Additional Information.

Preferred Money Market Fund

For period shown in bar chart:	The Fund`s year-to date
Best quarter: 3rd & 4th quarter 2000, +1.57%	total return from January 1, 2006
Worst quarter: 3rd & 4th quarter 2003 and 1st quarter 2004, +0.15%	through March 31, 2006 was ___%.

T. Rowe Summit Cash Reserves Fund

For period shown in bar chart:	The Fund`s year-to date
Best quarter: 4th quarter 2000, +1.58%	total return from January 1, 2006
Worst quarter: 2nd quarter 2004, +0.16%	through March 31, 2006 was ___%.

The following tables list the average annual total return for shares of the Preferred Money Market Fund and the T. Rowe Summit Cash Reserves Fund for the one-year, five-year and ten-year periods ended December 31, 2005. These tables are intended to provide you with some indication of the risks of investing in the Preferred Money Market Fund and the T. Rowe Summit Cash Reserves Fund. Each table also includes the performance of one or more relevant broad-based market indices and/or other benchmarks.

Preferred Money Market Fund

Average Annual Total Returns — For Periods Ended December 31, 2005

	1 Year	5 Years	10 Years
Return Before Taxes	2.84%	1.97%	3.63%
Money Fund Report Average/All Taxable	2.66	1.81	3.46

T. Rowe Summit Cash Reserves Fund

Average Annual Total Returns — For Periods Ended December 31, 2005

	1 Year	5 Years	10 Years
Return Before Taxes	2.88%	2.05%	3.71%
Lipper Money Market Funds Average	2.37	1.59	3.32

Performance returns for the index do not reflect the deduction of expenses, fees or taxes.

Money Fund Report Average/All taxable is the benchmark used for taxable money market funds.

THE TRUSTEES OF THE TRUST, ON BEHALF OF THE PREFERRED MONEY MARKET FUND, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

GENERAL

Information About the Mergers

Capitalization

Information concerning the capitalization of each of the Funds is contained in Appendix C to this Prospectus/Proxy Statement.

Reasons for the Mergers and Trustees` Considerations

The Trustees of the Trust, including all Trustees who are not "interested persons" (as such term is defined in the 1940 Act), based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, determined on behalf of each Acquired Fund that the Merger would be in the best interests of each Acquired Fund`s shareholders. The Trustees have unanimously approved the Agreements and Plans of Reorganization and the Mergers, and recommend that shareholders of each Acquired Fund vote in favor of the Mergers by approving the Agreements and Plans of Reorganization.

CIML proposed the Mergers to the Trustees of the Trust at a meeting held on February 16, 2006. At the meeting, the Trustees (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

the anticipated effect on each Acquired Fund and its shareholders of Caterpillar`s decision to exit the investment management business and the expected redemption by the Caterpillar Affiliates of their investments in the Acquired Funds, as well as Caterpillar`s agreement with T. Rowe Price dated February 15, 2006, in which CIML agreed to provide services in connection with the Mergers in return for a payment from T. Rowe Price based on the value of the Acquired Funds' assets (excluding money market assets) transferred to the Acquiring Funds through the Mergers;

alternatives to the Mergers, including the liquidation of the Acquired Funds. (The Trustees considered that CIML had agreed to bear the costs of merging the Acquired Funds into the Acquiring Funds, and that the costs of negotiating and executing transactions other than the Mergers might be prohibitive.);

various potential shareholder benefits of the Mergers;

the current asset level of each Acquired Fund and the combined pro forma asset level of its corresponding Acquiring Fund;

the historical performance of each Acquired Fund and its corresponding Acquiring Fund (see "Performance Information" charts above), although no assurances can be given that the Acquiring Funds will achieve any particular level of performance after the Mergers;

the investment objectives and principal investment strategies of the Funds;

the anticipated tax-free nature of the exchange of shares in the Mergers and other expected U.S. federal income tax consequences of the Mergers, including gains that may be realized as a result of sales of securities in connection with the Mergers, limitations on the use of realized and unrealized losses for U.S. federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains (see "Federal Income Tax Consequences" below);

various aspects of the Mergers and the Agreements and Plans of Reorganization;

shareholder services that will be received following the Mergers; and

the fees and expense ratios of the Funds, including comparisons between the expense ratios of the Acquired Funds and the estimated operating expense ratios of the Acquiring Funds, and between the estimated operating expense ratios of the Acquiring Funds and other mutual funds with similar investment objectives.

If each Merger is approved by each Acquired Fund`s shareholders, the transaction will combine each Acquired Fund`s assets with those of its corresponding Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Acquired Fund. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

Shares that Shareholders Will Receive

If the Mergers occur, shareholders of each Acquired Fund will receive Merger Shares of the applicable Acquiring Fund. As compared to the Acquired Fund shares currently owned by shareholders, the Merger Shares that shareholders will receive will have the following characteristics:

They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder`s current shares as of the business day before the closing of the Merger.

They will entitle shareholders to exchange shares of their Fund for shares of other T. Rowe Funds as explained in the applicable Acquiring Fund Prospectus,.

They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders, but as shareholders of the applicable Acquiring Fund. For more information on the characteristics of shares of an Acquiring Fund, please see the applicable prospectus. Please see Appendix E to this Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquired Funds and shareholders of the Acquiring Funds.

Terms of the Agreements and Plans of Reorganization

If approved by the shareholders of an Acquired Fund, the Merger for that Fund is expected to occur on June 19, 2006, or such other date as the parties may agree under the applicable Agreement and Plan of Reorganization. The following is a brief summary of the principal terms of the Agreements and Plans of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the applicable Agreement and Plan of Reorganization.

Each Acquired Fund will transfer the net assets attributable to its shares (all assets other than (1) any rights to the name "Preferred Group" or any trademarks containing such name; (2) any deferred or accrued expenses; (3) those assets determined by an officer of the Trust on the valuation date to be necessary to discharge the liabilities of each Acquired Fund following the closing date; and (4) any other asset that in an Acquiring Fund`s sole discretion it elects not to approve for transfer) to its corresponding Acquiring Fund in exchange for shares of the Acquiring Fund with an aggregate net asset value equal to the value of the transferred assets.

Prior to the closing date, each Acquired Fund will sell assets that are considered by T. Rowe to be undesirable for the Acquiring Fund. Any capital gains recognized on these sales (net of any available capital loss carryforwards)

will be distributed to each Acquired Fund`s shareholders, and such distributions will be taxable to shareholders who hold shares in taxable accounts.

The assets of each of the Acquired Funds and the Acquiring Funds will be valued for purposes of the Mergers as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Mergers (currently scheduled to be June 19, 2006), or such other date as the parties may agree. Although the valuation procedures of the Acquiring Funds will be used, the Acquired Funds currently intend to change their valuation procedures prior to the valuation date to match those of the Acquiring Funds.

The Merger Shares received by each Acquired Fund will be distributed to the shareholders of each Acquired Fund pro rata in accordance with their percentage ownership of shares of the Acquired Fund in liquidation of the Acquired Fund.

After the Mergers, each Acquired Fund`s affairs will be wound up in an orderly fashion, and it will be terminated under state law.

A Merger of each Acquired Fund requires approval by such Acquired Fund`s shareholders and satisfaction of a number of other conditions.

An Agreement and Plan of Reorganization may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund. In addition, either an Acquired Fund or an Acquiring Fund may at its option terminate an Agreement and Plan of Reorganization at or prior to closing upon the occurrence of certain stated events, including a material breach of the Agreement, failure to satisfy a condition required for closing or certain governmental actions. An Agreement and Plan of Reorganization may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the Acquired Fund and Acquiring Fund.

Shareholders should be aware that the Mergers as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. Shares may be redeemed at any time prior to the consummation of the Mergers; this could result in recognition of gain or loss to such shareholder for federal income tax purposes if such shareholder holds the shares in a taxable account. Additionally, as stated above, prior to the closing date, each Acquired Fund will sell assets that are considered by T. Rowe Price to be undesirable for the Acquiring Fund. Any capital gains recognized on these sales (net of any available capital loss carryforwards) will be distributed to each Acquired Fund`s shareholders, and such distributions will be taxable to shareholders who hold shares in taxable accounts.

Federal Income Tax Consequences

Although not free from doubt, each of the Mergers should be a tax-free reorganization for federal income tax purposes. Ropes & Gray LLP will deliver to each Acquiring Fund and Acquired Fund an opinion, and the closing of the applicable Merger will be conditioned on receipt by such Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

the Mergers should constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each should be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

under Section 361 of the Code, no gain or loss should be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

under Section 354 of the Code, no gain or loss should be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund`s shareholders receive in exchange for their Acquired Fund shares should be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

under Section 1223(1) of the Code, an Acquired Fund shareholder`s holding period for the Acquiring Fund shares received should be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset;

under Section 1032 of the Code, no gain or loss should be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares;

under Section 362(b) of the Code, the Acquiring Fund`s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund should be the same as the Acquired Fund`s tax basis in such assets immediately prior to such exchange;

under Section 1223(2) of the Code, the Acquiring Fund`s holding periods in such assets should include the Acquired Fund`s holding periods in such assets; and

under Section 381 of the Code, the Acquiring Fund should succeed to the capital loss carryovers of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under Section 383 of the Code.

Ropes & Gray will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

The opinion will be based on certain factual certifications made by officers of the Acquired Funds, CIML and certain of its affiliates, the Benefit Funds Committee of Caterpillar, the Acquiring Funds and T. Rowe Price, and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Mergers will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

A substantial portion of the portfolio assets of each Acquired Fund is expected to be sold in connection with the Reorganizations. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund`s basis in such assets and whether any resultant gain can be reduced by unused capital losses from prior years. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund`s shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders who hold shares in taxable accounts.

In addition, since the shareholders of the Acquired Funds will receive shares of the relevant Acquiring Fund, they will be allocated a proportionate share of any "built-in" gains in the relevant Acquiring Fund`s assets, as well as any taxable gains realized by the relevant Acquiring Fund but not distributed to its shareholders prior to the relevant Reorganization, when such gains are eventually distributed by the relevant Acquiring Fund.

Prior to the closing of the Mergers, an Acquired Fund will, and an Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders.

An Acquiring Fund`s ability to use the pre-Merger losses of the applicable Acquired Fund to offset post-Merger gains of the combined fund is expected to be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the closing date, the Acquiring Fund will not be allowed to offset gains "built in" to either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund. The effect of these limitations, however, will depend on the amount of losses in each Fund at the time of the Mergers. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would had the Mergers not occurred.

This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

 Voting Information

Approval of an Agreement and Plan of Reorganization for an Acquired Fund will require the affirmative vote of the holders of the lesser of (1) more than 50% of the Acquired Fund`s outstanding shares or (2) 67% or more of the shares present at the Meeting if more than 50% of the outstanding shares of the Acquired Fund are represented at the Meeting in person or by proxy. A vote of the shareholders of the Acquiring Funds is not needed to approve a Merger.

The Trustees are soliciting proxies from the shareholders of the Acquired Funds in connection with the Meeting, which has been called to be held at _____ a.m. Central time on June 9, 2006, at the offices of the Trust at 411 Hamilton Boulevard, Suite 1200, Peoria, Illinois 61602. The meeting notice, this Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about April 19, 2006.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies.    Proxies will be solicited primarily through mailing this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Funds or by employees or agents of CIML and its affiliated companies. In addition, Computershare Fund Services Inc. has been engaged to assist in the solicitation of proxies from shareholders of the Preferred International Value Fund, at an estimated cost of $_______.

Voting Process.    You can vote in any one of the following ways:

a.By mail, by filling out and returning the enclosed Proxy Card;

b.By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

c.In person at the Meeting.

Shareholders who owned shares on the record date, April 13, 2006, are entitled to vote at the Meeting. Each whole share of each Acquired Fund is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer`s name must match exactly the name that appears on the Proxy Card.

Quorum and Method of Tabulation.    Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the relevant Proposal. A shareholder can revoke a proxy by sending a signed, written letter of revocation to the Clerk of the Acquired Funds, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers for the Meeting (the "Tellers"). Ten percent (10%) of the shares of each Acquired Fund entitled to vote on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of each Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the Proposal. "Broker non-votes" are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

Underwriter Address.    The address of each Acquiring Fund`s principal underwriter, Investor Services is 100 East Pratt Street, Baltimore, MD 21202. The address of each Acquired Fund`s principal underwriter, Caterpillar Securities Inc., is 411 Hamilton Boulevard, Suite 1200, Peoria, Illinois 61602-3106.

Share Ownership.    Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of February 28, 2006 for each of the Acquired Funds entitled to vote at the Meeting. It also identifies holders of more than five percent of shares of the Acquired Funds and the Acquiring Funds, and contains information about the executive officers and trustees of the Acquired Funds and their shareholdings in the Acquired Funds.

As shown in Appendix B, as of the Record Date, the Caterpillar Affiliates owned a majority of the outstanding shares of each Acquired Fund other than the Preferred International Value Fund. As shareholders on the Record Date, the Caterpillar Affiliates are entitled to vote on the Proposals, even though they have indicated that they expect to redeem their investments in the Acquired Funds prior to the Mergers.

Adjournments; Other Business.    If an Acquired Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that the Meeting be adjourned with respect to that Acquired Fund one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares voted on the matter, but, for purposes of adjournment only, any number of shares present at the Meeting or represented by proxy constitutes a quorum. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxies that direct them to vote against the Proposal. They will not vote any proxies that direct them to abstain from voting on the Proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Funds intend to present or knows that others will present are the Proposals. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except where the Clerk of the Acquired Funds has previously received written instructions to the contrary from shareholders entitled to vote the shares.

Appendix A — Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of _______, 2006, is by and among The Preferred Group of Mutual Funds (the "Trust"), a Massachusetts business trust, on behalf of the Preferred __________________ Fund (the "Acquired Fund"), and _________________ (the "Corporation") [the "Acquiring Trust"], a Maryland corporation [a Massachusetts Business Trust], on behalf of the T. Rowe Price ___________ Fund (the "Acquiring Fund") and Caterpillar Investment Management Ltd. ("CIML").

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets, except as set forth in paragraph 1.2 below, of the Acquired Fund in exchange for shares of common stock [beneficial interest] of the Acquiring Fund with the attributes described in the Registration Statement (defined in paragraph 5.3 below) ("Acquisition Shares") and the distribution of the Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

 In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

 1.TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

1.1Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)The Acquiring Fund will acquire the assets of the Acquired Fund as set forth in paragraph 1.2;

(b)RESERVED.

(c)The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the value of the assets of the Acquired Fund described in paragraph 1.2, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2Except as otherwise noted in this paragraph, the assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") shown as an asset on the books of the Acquired Fund on the Closing Date. Notwithstanding the foregoing, the Acquiring Fund shall not acquire (i) any rights to the name "Preferred Group" or any trademarks containing such name; (ii) any deferred or accrued expenses; (iii) those assets reasonably estimated by an officer of the Trust on the Valuation Date, as defined in paragraph 2.1 below, to be necessary to discharge the liabilities of the Acquired Fund following the Closing Date; and (iv) any other asset that in the Acquiring Fund`s sole discretion it elects not to approve for transfer, as provided in paragraphs 4.1(q) and 5.5. The trademarks shall be transferred to CIML prior to the dissolution of the Acquired Fund.

1.3As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4RESERVED.

1.5As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution.

2.VALUATION.

2.1For the purpose of paragraph 1, the value of the Acquired Fund`s assets to be acquired by the Acquiring Fund hereunder shall be the value computed as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (such time and date being herein called the "Valuation Date") using the valuation policies and procedures set forth in the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus") and the written valuation policies and procedures approved by the directors [trustees] of the Acquiring Fund after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

2.2For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Prospectus and the written valuation policies and procedures approved by the directors [trustees] of the Acquiring Fund.

3.CLOSING AND CLOSING DATE.

3.1The Closing Date shall be on June 19, 2006, or on such other date as the parties may agree. The Closing shall be held at ____ p.m. at ___________________________________________, or at such other time and/or place as the parties may agree.

3.2The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company or JP Morgan Chase, as the case may be, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund`s cash being transferred to the Acquiring Fund pursuant to paragraph 1 shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department`s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act"), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for T. Rowe Price __________________ Fund" or "JP Morgan Chase, custodian for T. Rowe Price ____________ Fund", as the case may be.

3.3In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.4At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Vice President or Clerk of the Acquired Fund. The Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund`s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

3.5At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets and liquidation contemplated by paragraph 1.

4.REPRESENTATIONS AND WARRANTIES.

4.1The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)The Trust is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a business trust) duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

(b)The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

(c)The Acquired Fund is not in violation in any material respect of any provision of its Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund as of and for the fiscal year ended June 30, 2005, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments as of and for the six months ended December 31, 2005, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States of America consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since December 31, 2005;

(g)Since December 31, 2005, there has not been any material adverse change in the Acquired Fund`s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;
(h)As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund`s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund`s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, and the Acquired Fund has no non-RIC undistributed earnings and profits within the meaning of Section 852(a)(2)(B) of the Code;

(i)The Acquired Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(j)The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, divided into shares having the characteristics described in the Acquired Fund`s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund Prospectus) by the Acquired Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)The Acquired Fund`s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

(l)The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the Trust, and, upon approval thereof by the required vote of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors` rights generally and other equitable principles;

(m)The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

(n)The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(o)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "blue sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and payment therefor as contemplated by this

Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund`s investments shown on the schedule of its investments as of December 31, 2005, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q)At the Valuation Date, the Acquired Fund will have sold such of its assets, if any, (i) as have been identified by an officer of the Corporation [Acquiring Trust] in his sole discretion to be undesirable for the Acquiring Fund under paragraph 5.5 or (ii) as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(r)No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

4.2The Corporation [Acquiring Trust], on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland [The Acquiring Trust is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a business trust) duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts];

(b)The Corporation [Acquiring Trust] is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Articles of Incorporation of the Corporation and the 1940 Act;2

(c)The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Acquiring Fund Prospectus or in the registration statement of which it is a part;

(d)At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)The Acquiring Fund is not in violation in any material respect of any provisions of its Articles of Incorporation [Declaration of Trust] or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of their properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the fiscal year ended ___________, 2005, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, [and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments, as of and for the six months ended ___________, 2005] copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such date [and for the period then ended] in accordance with accounting principles generally accepted in the United States of America consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since ________________, 2005;

(h)Since _______________, 2005, there has not been any material adverse change in the Acquiring Fund`s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund`s tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund`s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, and the Acquiring Fund has no non-RIC undistributed earnings and profits within the meaning of Section 852(a)(2)(B) of the Code;

(j)The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(k)The authorized capital of the Corporation [Acquiring Trust] consists of shares of stock [an unlimited number of shares of beneficial interest], ____ par value, of such number of different series as the Board of Directors [Board of Trustees] may authorize from time to time. The outstanding shares of stock [beneficial interest] in the Acquiring Fund are, and at the Closing Date will be, divided into Class _ shares, Class _ shares, and Class _ shares, each having the characteristics described in the Acquiring Fund Prospectus. The outstanding shares of stock in the Acquiring Fund are and at the Closing Date will have the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable [(except as set forth in the Acquiring Fund Prospectus)] by the Acquiring Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of stock [beneficial interest] in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

(l)The Acquiring Fund`s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors` rights generally and other equitable principles;

(n)The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of beneficial interest in the Acquiring Fund with the attributes described in the Registration Statement as defined in paragraph 5.3, and will be fully paid and non-assessable [(except as set forth in the Acquiring Fund Prospectus)] by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o)The information regarding the Acquiring Fund contained in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "blue sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

The Acquired Fund and Acquiring Fund hereby covenant and agree as follows:

5.1The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

5.2The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3In connection with the Acquired Fund shareholders` meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") that the Acquiring Fund will file for registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Valuation Date the assets of the Acquired Fund include any securities that (i) are considered by an officer of the Corporation [Acquiring Trust] to be undesirable for the Acquiring Fund or (ii) the Acquiring Fund is not permitted to acquire, and in each such case, the Acquired Fund will dispose of such securities prior to the Valuation Date as set forth in paragraph 4.1(q).

5.6Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party`s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "blue sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2The Acquired Fund shall have received a favorable opinion of DLA Piper Rudnick Gray Cary, counsel to the Acquiring Fund for the transactions contemplated hereby, dated the Closing Date and, in a form reasonably satisfactory to the Acquired Fund, to the following effect:

(a)The Corporation is a corporation duly organized and validly existing under the laws of the State of Maryland [The Acquiring Trust is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a business trust) duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts] and has power to own all of its properties and assets and to carry on its business as presently conducted in accordance with the description thereof in the Corporation`s [Acquiring Trust`s] registration statement under the 1940 Act, and the Acquiring Fund is a separate series of shares of stock [beneficial interest] thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter [Declaration of Trust] and Bylaws of the Corporation [Acquiring Trust];

(b)This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors` rights generally and other equitable principles;

(c)RESERVED.

(d)The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery, and receipt by the Acquiring Fund of the consideration specified in this Agreement, will be validly issued and outstanding and fully paid and nonassessable [(except as set forth in the Acquiring Fund Prospectus)] Class _____ stock [shares of beneficial interest] in the Acquiring Fund, and no stockholder [shareholder] of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund`s Charter [Declaration of Trust] or Bylaws, or any provision of any agreement known to such counsel to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound;

(f)To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "blue sky" laws or such as have been obtained;

(g)Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

(h)The Corporation [Acquiring Trust] is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of their properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2The Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date and in a form reasonably satisfactory to the Acquiring Fund, to the following effect:

(a)The Trust is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a business trust) duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted in accordance with the description thereof in the Trust`s registration statement under the 1940 Act, and the Acquired Fund is a separate series of shares of beneficial interest thereof duly constituted in accordance with the applicable provisions of the Declaration of Trust and Bylaws of the Trust;

(b)This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors` rights generally and other equitable principles;

(c)The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)The execution and delivery of this Agreement did not, and the performance by the Acquired Fund of its obligations hereunder will not, violate the Acquired Fund`s Declaration of Trust or Bylaws, or any provision of any agreement known to such counsel to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Fund is a party or by which it is bound;

(e)To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

(g)The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.3Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund`s investment company taxable income for its taxable years ending on or after June 30, 2005, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), all of its net capital gains realized and all of its non-RIC earnings and profits set forth in Section 852(a)(2)(B) of the Code in each of its taxable years ending on or after June 30, 2005, and on or prior to the Closing Date.

7.4The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement computed in accordance with applicable sections of the Code and, with respect to securities, showing a breakdown by purchase lot.

7.5The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying the assets of the Acquired Fund to be transferred to the Acquiring Fund.

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

The respective obligations of the Acquired Fund and the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

8.2On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

8.3All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "blue sky" and securities authorities) deemed necessary by the Acquired Fund and the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be based on certain factual representations and subject to certain qualifications) reasonably satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally, for federal income tax purposes:

(a)The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, should constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund should each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

(b)In accordance with Section 361 of the Code, no gain or loss should be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

(c)Under Section 1032 of the Code, no gain or loss should be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

(d)Under Section 362(b) of the Code, the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund should be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e)In accordance with Section 1223 of the Code, the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund should include the periods during which such assets were held by the Acquired Fund;

(f)In accordance with Section 354(a)(1) of the Code, no gain or loss should be recognized by the Acquired Fund shareholders upon the exchange of all of their Acquired Fund shares for the Acquisition Shares;

(g)In accordance with Section 358 of the Code, the aggregate tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund should be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

(h)In accordance with Section 1223 of the Code, an Acquired Fund shareholder`s holding period for the Acquisition Shares to be received should include the period during which the Acquired Fund shares exchanged therefor were held, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the exchange; and

(i)The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, CIML and certain of its affiliates, the Benefit Funds Committee of Caterpillar on behalf of certain of Caterpillar Affiliates, the Acquiring Fund and T. Rowe Price, and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.6At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived by the Board of Trustees of the Trust and Board of Directors of the Corporation [Board of Trustees of the Acquired Trust], if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund, respectively.

9.BROKERAGE FEES AND EXPENSES.

9.1Each of the Acquired Fund and the Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall paid by the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be paid by CIML. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall paid by CIML.

10.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4 and 9, 10, 13 and 14.

11.TERMINATION.

11.1This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

  If the transactions contemplated by this Agreement have not been substantially completed by [December 31], 2006, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

11.2If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the shareholders` meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund at 411 Hamilton Boulevard, Suite 1200, Peoria, Illinois 61602, Attention: Clerk or the Acquiring Fund at 100 East Pratt Street, Baltimore, Maryland 21202, Attention: Secretary.

14.HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

14.1The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3This Agreement shall be governed by and construed in accordance with the domestic substantive laws of Maryland [Forest: This is OK, but the Ropes opinion will assume Maryland law is the same as Massachusetts law], without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5A copy of the Declaration of the Acquired Fund [and Acquiring Trust] is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of such fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund [and Acquiring Trust].

[The rest of this page intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, a Vice President or Treasurer.

The Preferred Group of Mutual Fundson behalf of Preferred ___________ Fund
By:
Name: David L. Bomberger
Title: President

[]
on behalf of T. Rowe Price ___________ Fund
By:
Name: [ ]
Title: President

Solely for purposes of Paragraph 9.2 of the AgreementCATERPILLAR INVESTMENT MANAGEMENT LTD.
By:
Name: David L. Bomberger
Title: President

Appendix B — Fund Information

Shares of the Acquired Funds Outstanding and Entitled to Vote

For each of the Acquired Funds that are entitled to vote at the Meeting, the number of shares outstanding as of February 28, 2006 was as follows:

Fund	Number of Shares Outstanding and Entitled to Vote
Preferred Value Fund	21,469,168.80
Preferred Large Cap Growth Fund	33,796,031.68
Preferred Mid Cap Growth Fund	11,679,297.94
Preferred Small Cap Growth Fund	12,881,318.46
Preferred Asset Allocation Fund	16,607,026.25
Preferred International Value Fund	39,140,480.72
Preferred International Growth Fund	8,444,382.97
Preferred Short-Term Government Securities Fund	18,503,928.08
Preferred Fixed Income Fund	37,910,886.23
Preferred Money Market Fund	280,734,929.58

Ownership of Shares

[As of February 28, 2006, the Trust believes that, as a group, the Trustees and officers, as the case may be, of the Acquired Funds owned less than one percent of each Acquired Fund.] As of February 28, 2006, the following shareholders of record each owned five percent or more of the outstanding shares of the Acquired Funds or the Acquiring Funds:

ACQUIRED FUNDS

Fund	Name and Address of Shareholder	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares Owned Upon Consummationof Merger*
Preferred Value Fund	Caterpillar Investment Trust 401(k) Plan 100 N.E. Adams Street, Peoria, IL 61629 Empire Southwest LLC 1725 Country Club Drive, Mesa, AZ 85210-6099	16,601,506.38 1,180,987.77	77.33% 5.50%
Preferred Large Cap Growth Fund	Caterpillar Investment Trust 401(k) Plan 100 N.E. Adams Street, Peoria, IL 61629	25,696,519.58	76.03%
Preferred Mid Cap Growth Fund	Caterpillar Investment Trust 401(k) Plan 100 N.E. Adams Street, Peoria, IL 61629 Caterpillar Insurance Company Ltd. 3322 West End Avenue, Nashville, TN 37302-1031	9,635,215.00 732,142.86	82.50% 6.27%
Preferred Small Cap Growth Fund	Caterpillar Investment Trust 401(k) Plan 100 N.E. Adams Street, Peoria, IL 61629 Caterpillar Insurance Company Ltd. 3322 West End Avenue, Nashville, TN 37302-1031	10,128,496.27 932,734.05	78.63% 7.24%
Preferred Asset Allocation Fund	Caterpillar Investment Trust 401(k) Plan 100 N.E. Adams Street, Peoria, IL 61629	12,669,223.35	76.29%
Preferred International Value Fund	Caterpillar Investment Trust 401(k) Plan 100 N.E. Adams Street, Peoria, IL 61629 Savings Bank Employees Retirement Association 69 Cummings Park, Woburn, MA 01801 Apple Computer Inc. Savings and Investment Plan 1 Infinite Loop, Cupertino, CA 95014	10,696,475.71 2,723,325.52 3,880,813.35	27.33% 6.96% 9.92%
Preferred International Growth Fund	Caterpillar Investment Trust 401(k) Plan 100 N.E. Adams Street, Peoria, IL 61629 Caterpillar Insurance Company Ltd. 3322 West End Avenue, Nashville, TN 37302-1031 Caterpillar Investment Management Ltd. 411 Hamilton Boulevard, Peoria, IL 61602	5,506,481.20 1,000,000.00 1,507,688.96	65.21% 11.84% 17.85%
Preferred Short- Term Government Securities Fund	Caterpillar Investment Trust 401(k) Plan 100 N.E. Adams Street, Peoria, IL 61629 Preferred Stable Principal Collective Trust 100 N.E. Adams Street, Peoria, IL 51529	6,305,453.28 10,218,200.03	34.08% 55.22%
Preferred Fixed Income Fund	Caterpillar Investment Trust 401(k) Plan 100 N.E. Adams Street, Peoria, IL 61629 Preferred Stable Principal Collective Trust 100 N.E. Adams Street, Peoria, IL 51529	16,260,646.60 16,276,385.99	42.89% 42.93%
Preferred Money Market Fund	Caterpillar Investment Trust 401(k) Plan 100 N.E. Adams Street, Peoria, IL 61629 Preferred Stable Principal Collective Trust 100 N.E. Adams Street, Peoria, IL 51529	234,490,649.34 26,921,252.46	83.53% 9.59%

To the extent Caterpillar Investment Trust 401(k) Plan, a trust formed under the laws of Illinois for the benefit of employees of Caterpillar, or [Preferred Stable Principal Collective Trust] owns more than 25% of an Acquired Fund, it may be deemed to "control" such Fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of an Acquired Fund (including the Mergers) to be approved without the affirmative vote of such shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

ACQUIRING FUNDS

Fund	Name and Address of Shareholder	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares Owned Upon Consummation of Merger*
T. Rowe Value Fund	Northern Trust Company P.O. Box 92994 Chicago, IL 60675 Pirateline & Co T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Retirement Portfolio 2020 T. Rowe Price Associates, Inc. Retirement Portfolio 2030 T. Rowe Price Associates, Inc. Retirement Portfolio 2025 T. Rowe Price Associates, Inc. T. Rowe Price Trust Co P.O. Box 17215 Baltimore, MD 21297	8,082,605.04 11,209,897.48 15,211,865.39 14,221,762.44 7,712,441.16 19,364,894.89	5.44% 7.54% 10.23% 9.56% 5.19% 13.02%
T. Rowe Growth Stock Fund	Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104 Saxon and Co Omnibus P.O. Box 7780-1888 Philadelphia, PA 19182 T. Rowe Price Trust Co	20,978,184.70 21,293,323.94 61,713,346.48	5.13% 5.21% 15.10%
T. Rowe Price Mid-Cap Growth Fund	Charles Schwab & Co Inc. T. Rowe Price Trust Co	21,036,019.04 50,254,530.00	7.50% 17.91%
T. Rowe Price New Horizons Fund	Pirateline & Co T. Rowe Price Trust Co Attn: TRPS Inst Control Dept	13,361,327.03 62,717,443.60	6.41% 30.10%
T. Rowe Price Capital Appreciation Fund	Charles Schwab & Co Inc. National Financial Services for the Exclusive Benefit of Our Customers 200 Liberty St., 1 World Financial Center, 4th Floor New York, NY 10281 T. Rowe Price Trust Co	35,304,364.69 33,350,666.85 31,355,584.31	9.38% 8.86% 8.33%
T. Rowe Price International Growth & Income Fund	Pirateline & Co Retirement Portfolio 2010 T. Rowe Price Associates, Inc. Retirement Portfolio 2020 T. Rowe Price Associates, Inc. Retirement Portfolio 2030 T. Rowe Price Associates, Inc. Retirement Portfolio 2015 T. Rowe Price Associates, Inc. Retirement Portfolio 2025 T. Rowe Price Associates, Inc.	14,535,906.02 6,106,738.85 9,502,934.42 7,560,768.87 4,103,742.50 4,206,900.90	18.79% 7.89% 12.28% 9.77% 5.30% 5.44%
T. Rowe Price International Stock Fund	T. Rowe Price Trust Co	59,148,963.64	15.24%
T. Rowe Price Short- Bond Fund	Yachtcrew & Co T. Rowe Price Associates, Inc.	41,019,211.66	15.29%
T. Rowe Price New Income Fund	Retirement Portfolio 2010 T. Rowe Price Associates, Inc. Retirement Portfolio 2020 T. Rowe Price Associates, Inc. T. Rowe Price Trust Co. Attn: TRPS Inst Control Dept Yachtcrew & Co.	34,528,880.44 31,902,958.89 37,875,002.49 100,503,758.06	8.55% 7.90% 9.38% 24.89%
T. Rowe Price Summit Cash Reserves Fund	T. Rowe Price Associates, Inc. T. Rowe PriceTrust Co Yachtcrew & Co T. Rowe Price Associates, Inc.	282,466,210.58 537,407,053.43 218,445,401.30	6.63% 12.62% 5.13%

T. Rowe Price Trust Company is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Trust Company is not the beneficial owner of shares. Such shares are held of record by T. Rowe Price Trust Company and are normally voted by various retirement plans and retirement plan participants.

*Percentage owned assuming completion of the Merger on ___________, 2006.

Appendix C — Capitalization

The following tables show on an unaudited basis the capitalization of each Acquired Fund and each Acquiring Fund as of February 28, 2006, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Acquired Funds by the Acquiring Funds, the capitalization of the Acquiring Funds at net asset value as of that date:

	Preferred Value Fund	T. Rowe Value Fund	Pro Forma Adjustments1	T. Rowe Value Fund — Pro Forma Combined
Net Asset Value	$336,266,122	$3,895,293,179	($260,037,479)	$3,971,521,822
Shares Outstanding	21,469,168.80	161,017,626	(18,306,480)	164,180,315
Net Asset Value Per Share	$15.66	$24.19		$24.19

	Preferred Large Cap Growth Fund	T. Rowe Growth Stock Fund	Pro Forma Adjustments1	T. Rowe Growth Stock Fund — Pro Forma Combined
Net Asset Value	$468,585,900	$13,910,337,408	($356,215,481)	$14,022,707,827
Shares Outstanding	33,796,031.68	476,632,163	(29,869,325)	480,558,870
Net Asset Value Per Share	$13.87	$29.18		$29.18

	Preferred Mid Cap Growth Fund	T. Rowe Mid-Cap Growth Fund	Pro Forma Adjustments1	T. Rowe Mid-Cap Growth Fund — Pro Forma Combined
Net Asset Value	$142,673,796	$16,624,632,045	($124,070,087)	$16,643,235,754
Shares Outstanding	11,679,297.94	294,123,151	(11,336,141)	294,466,308
Net Asset Value Per Share	$12.22	$56.52		$56.52

	Preferred Small Cap Growth Fund	T. Rowe New Horizons Fund	Pro Forma Adjustments1	T. Rowe New Horizons Fund — Pro Forma Combined
Net Asset Value	$141,271,003	$7,123,593,420	($111,110,408)	$7,153,754,015
Shares Outstanding	12,881,318.46	208,542,379	(12,004,668)	209,419,029
Net Asset Value Per Share	$10.97	$34.16		$34.16

	Preferred Asset Allocation Fund	T. Rowe Capital Appreciation Fund	Pro Forma Adjustments1	T. Rowe Capital Appreciation Fund — Pro Forma Combined
Net Asset Value	$227,051,444	$7,802,589,853	($173,238,875)	$7,856,402,422
Shares Outstanding	16,607,026.25	377,979,394	(13,946,768)	380,639,652
Net Asset Value Per Share	$13.67	$20.64		$20.64

	Preferred International Value Fund	T. Rowe International Growth & Income Fund	Pro Forma Adjustments1	T. Rowe International Growth & Income Fund — Pro Forma Combined
Net Asset Value	$709,689,521	$1,486,869,810	($235,924,366)	$1,960,634,965
Shares Outstanding	39,140,480.72	99,366,788	(7,448,782)	131,058,487
Net Asset Value Per Share	$18.13	$14.96		$14.96

	Preferred International Growth Fund	T. Rowe International Stock Fund	Pro Forma Adjustments1	T. Rowe International Stock Fund — Pro Forma Combined
Net Asset Value	$90,723,459	$6,082,329,410	($75,332,187)	$6,097,720,682
Shares Outstanding	8,444,382.97	391,603,453	(7,406,453)	392,641,383
Net Asset Value Per Share	$10.74	$15.53		$15.53

	Preferred Short-Term Government Securities Fund	T. Rowe Short-Term Bond Fund	Pro Forma Adjustments1	T. Rowe Short-Term Bond Fund — Pro Forma Combined
Net Asset Value	$178,615,467	$1,268,240,904	($159,480,166)	$1,287,376,205
Shares Outstanding	18,503,928.08	271,477,133	(14,311,638)	275,669,423
Net Asset Value Per Share	$9.65	$4.67		$4.67

	Preferred Fixed Income Fund	T. Rowe New Income Fund	Pro Forma Adjustments1	T. Rowe New Income Fund — Pro Forma Combined
Net Asset Value	$403,753,516	$3,629,160,655	($346,555,352)	$3,686,358,819
Shares Outstanding	37,910,886.23	406,220,955	(31,325,702)	412,806,139
Net Asset Value Per Share	$10.65	$8.93		$8.93

	Preferred Money Market Fund	T. Rowe Summit Cash Reserves Fund	Pro Forma Adjustments1	T. Rowe Summit Cash Reserves Fund — Pro Forma Combined
Net Asset Value	$280,734,929	$4,273,853,776	($261,427,170)	$4,293,161,535
Shares Outstanding	280,734,929.58	4,273,729,573	(261,427,170)	4,293,037,333
Net Asset Value Per Share	$1.00	$1.00		$1.00

1 Reflects the redemption of Caterpillar Affiliates' assets from the Acquired Fund, which redemptions are scheduled to occur prior to the effective date of the proposed Merger; accordingly, such assets have been excluded from the Pro Forma combined capitalization.

Appendix D — Financial Highlights of Acquiring Funds

T. Rowe Value Fund
	Year ended December 31
	2001	2002	2003	2004	2005c

Net asset value, beginning of period	$19.15	$18.88	$15.56	$20.01	$22.90
Income From Investment Operations
Net investment income	0.17	0.18	0.18	0.19	0.26
Net gains or losses on securities (both realized and unrealized)	0.13a	(3.31)	4.48	2.88	1.19
Total from investment operations	0.30	(3.13)	4.66	3.07	1.45
Less Distributions
Dividends (from net investment income)	(0.17)	(0.15)	(0.20)	(0.18)	(0.25)
Distributions (from capital gains)	(0.40)	(0.04)	(0.01)	—	(0.72)
Returns of capital	—	—	—	—	—
Total distributions	(0.57)	(0.19)	(0.21)	(0.18)	(0.97)
Net asset value,end of period	$18.88	$15.56	$20.01	$22.90	$23.38
Total return	1.60%	(16.58)%	30.00%	15.36%	6.30%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$1,322	$1,140	$1,482	$2,429	$3,293
Ratio of expenses to average net assets	0.94%	0.95%	0.97%	0.93%	0.90%
Ratio of net income to average net assets	0.93%	1.01%	1.06%	1.10%b	1.14%
Portfolio turnover rate	42.2%	29.6%	30.6%	17.0%	19.4%

aThe amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund`s aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

bIncludes the effect of a one-time special dividend (0.18% of average net assets) that is not expected to recur.

cPer share amounts calculated using average shares outstanding method.

T. Rowe Growth Stock Fund
	Year ended December 31
	2001	2002	2003	2004	2005a

Net asset value,beginning of period	$27.20	$24.18	$18.58	$24.33	$26.67
Income From Investment Operations
Net investment income	0.09	0.05	0.06	0.15	0.11
Net gains or losses on securities (both realized and unrealized)	(2.76)	(5.61)	5.74	2.34	1.64
Total from investment operations	(2.67)	(5.56)	5.80	2.49	1.75
Less Distributions
Dividends (from net investment income)	(0.08)	(0.04)	(0.05)	(0.15)	(0.02)
Distributions (fromcapital gains)	(0.27)	—	—	—	—
Returns of capital	—	—	—	—	—
Total distributions	(0.35)	(0.04)	(0.05)	(0.15)	(0.02)
Net asset value,end of period	$24.18	$18.58	$24.33	$26.67	$28.40
Total return	(9.79)%	(23.00)%	31.23%	10.24%	6.56%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$4,685	$3,728	$5,651	$8,238	$11,155
Ratio of expenses to average net assets	0.77%	0.77%	0.76%	0.74%	0.72%
Ratio of net income to average net assets	0.34%	0.23%	0.29%	0.72%b	0.42%
Portfolio turnover rate	64.1%	46.9%	35.0%	30.7%	36.2%

aPer share amounts calculated using average shares outstanding method.

bIncludes the effect of a one-time special dividend (0.42% of average net assets) that is not expected to recur.

T. Rowe Mid-Cap Growth Fund
	Year ended December 31
	2001	2002	2003	2004	2005*

Net asset value,beginning of period	$39.79	$39.40	$31.04	$42.90	$49.88
Income From Investment Operations
Net investment income	(0.13)	(0.17)	(0.14)	(0.17)	(0.06)
Net gains or losses on securities (both realized and unrealized)	(0.26)	(8.19)	12.00	8.05	7.47
Total from investment operations	(0.39)	(8.36)	11.86	7.88	7.41
Less Distributions
Dividends (from net investment income)	—	—	—	—	—
Distributions (fromcapital gains)	—	—	—	(0.90)	(3.15)
Returns of capital	—	—	—	—	—
Total distributions	—	—	—	(0.90)	(3.15)
Net asset value,end of period	$39.40	$31.04	$42.90	$49.88	$54.14
Total return	(0.98)%	(21.22)%	38.21%	18.39%	14.82%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$6,739	$5,713	$9,874	$12,664	$14,945
Ratio of expenses to average net assets	0.89%	0.88%	0.87%	0.83%	0.80%
Ratio of net income to average net assets	(0.35)%	(0.50)%	(0.44)%	(0.39)%	(0.12)%
Portfolio turnover rate	43.0%	36.0%	30.2%	29.6%	28.6%

*Per share amounts calculated using average shares outstanding method.

T. Rowe New Horizons Fund
	Year ended December 31
	2001	2002	2003	2004	2005a

Net asset value,beginning of period	$23.89	$22.63	$16.61	$24.80	$29.24
Income From Investment Operations
Net investment income	(0.17)	(0.17)	(0.15)	(0.18)	(0.14)
Net gains or losses onsecurities (both realizedand unrealized)	(0.53)	(5.85)	8.34	4.62	3.64
Total from investment operations	(0.70)	(6.02)	8.19	4.44	3.50
Less Distributions
Dividends (from net investment income)	—	—	—	—	—
Distributions (fromcapital gains)	(0.56)	—	—	—	(1.00)
Returns of capital	—	—	—	—	—
Total distributions	(0.56)	—	—	—	(1.00)
Net asset value,end of period	$22.63	$16.61	$24.80	$29.24	$31.74
Total return	(2.84)%	(26.60)%	49.31%	17.90%	11.90%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$5,583	$3,359	$4,955	$5,741	$6,539
Ratio of expenses to average net assets	0.91%	0.92%	0.91%	0.87%	0.84%
Ratio of net income to average net assets	(0.77)%	(0.81)%	(0.75)%	(0.67)%	(0.47)%
Portfolio turnover rate	27.4%	23.7%	28.6%	25.4%	23.5%

aPer share amounts calculated using average shares outstanding method.

T. Rowe Capital Appreciation Fund
	Year ended December 31
	2001	2002	2003	2004	2005*

Net asset value,beginning of period	$13.95	$14.64	$14.21	$17.50	$19.49
Income From Investment Operations
Net investment income	0.39	0.33	0.25	0.29	0.33
Net gains or losses on securities (both realized and unrealized)	1.03	(0.25)	3.36	2.38	1.01
Total from investment operations	1.42	0.08	3.61	2.67	1.34
Less Distributions
Dividends (from net investment income)	(0.38)	(0.28)	(0.26)	(0.29)	(0.30)
Distributions (fromcapital gains)	(0.35)	(0.23)	(0.06)	(0.39)	(0.47)
Returns of capital	—	—	—	—	—
Total distributions	(0.73)	(0.51)	(0.32)	(0.68)	(0.77)
Net asset value,end of period	$14.64	$14.21	$17.50	$19.49	$20.06
Total return	10.26%	0.54%	25.47%	15.29%	6.85%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$1,405	$1,853	$2,942	$4,962	$7,384
Ratio of expenses to average net assets	0.86%	0.85%	0.83%	0.78%	0.76%
Ratio of net income to average net assets	2.85%	2.39%	1.85%	1.84%a	1.66%
Portfolio turnover rate	25.1%	17.6%	17.9%	17.6%	12.1%

*Per share amounts calculated using average shares outstanding method.

aIncludes the effect of a one-time special dividend (0.29% of average net assets) that is not expected to recur.

T. Rowe Short-Term Bond Fund
	Year ended May 31						6 Months ended 11/30/05a
	2001	2002	2003	2004	2005a

Net asset value,beginning of period	$4.52	$4.71	$4.75	$4.87	$4.76	$4.73
Income From Investment Operations
Net investment income	0.28b	0.25b	0.19b	0.14b	0.14b	0.08b
Net gains or losses on securities (both realized and unrealized)	0.19	0.04	0.12	(0.11)	(0.03)	(0.05)
Total from investment operations	0.47	0.29	0.31	0.03	0.11	0.03
Less Distributions
Dividends (from net investment income)	(0.28)	(0.25)	(0.19)	(0.14)	(0.14)	(0.08)
Distributions (fromcapital gains)	—	—	—	—	—	—
Returns of capital	—	—	—	—	—	—
Total distributions	(0.28)	(0.25)	(0.19)	(0.14)	(0.14)	(0.14)
Net asset value,end of period	$4.71	$4.75	$4.87	$4.76	$4.73	$4.68
Total return	10.61%b	6.24%b	6.74%b	0.54%b	2.32%b	0.72%b
Ratios/Supplemental Data
Net assets, end of period (in millions)	$469	$696	$1,052	$1,596	$1,292	$1,265
Ratio of expenses to average net assets	0.59%b	0.55%b	0.55%b	0.55%b	0.55%b	0.55%be
Ratio of net income to average net assets	5.99%b	5.11%b	3.85%b	2.67%b	2.85%b	3.45%be
Portfolio turnover rate	77.6%c	49.9%	110.1%	69.5%	56.0%d	41.7%e

aPer share amounts calculated using average shares outstanding method.

bExcludes expenses in excess of a 0.55% contractual expense limitation in effect through September 30, 2006.

cExcludes the effect of the acquisition of Summit Limited-Term Bond Fund`s and Short-Term U.S. Government Fund`s assets.

dThe portfolio turnover rate calculation includes purchases and sales from mortgage dollar roll transactions (see Note 2 of the Annual Report); had these transactions been excluded from the calculation, the portfolio turnover for the year ended May 31, 2005 would have been 53.3%.

eAnnualized

T. Rowe New Income Fund
	Year ended May 31						6 Months ended 11/30/05a
	2001	2002	2003	2004	2005 a

Net asset value,beginning of period	$8.07	$8.53	$8.70	$9.21	$8.87	$9.14
Income From Investment Operations
Net investment income	0.53	0.47	0.37	0.32	0.35	0.18
Net gains or losses on securities (both realized and unrealized)	0.46	0.17	0.52	(0.34)	0.29	(0.20)
Total from investment operations	0.99	0.64	0.89	(0.02)	0.64	(0.02)
Less Distributions
Dividends (from net investment income)	(0.53)	(0.47)	(0.38)	(0.32)	(0.36)	(0.19)
Distributions (fromcapital gains)	—	—	—	—	(0.01)	—
Returns of capital	—	—	—	—	—	—
Total distributions	(0.53)	(0.47)	(0.38)	(0.32)	(0.37)	(0.19)
Net asset value,end of period	$8.53	$8.70	$9.21	$8.87	$9.14	$8.93
Total return	12.54%	7.68%	10.52%	(0.26)%	7.27%	(0.23)%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$1,684	$1,863	$2,266	$2,512	$3,246	$3,387
Ratio of expenses to average net assets	0.73%	0.72%	0.74%	0.71%	0.69%	0.67%b
Ratio of net income to average net assets	6.30%	5.38%	4.23%	3.56%	3.85%	4.03%b
Portfolio turnover rate	112.1%c	222.0%c	221.2%c	219.0%c	135.9%c	134.8%bc

aPer share amounts calculated using average shares outstanding method.

bAnnualized.

cThe portfolio turnover rate calculation includes purchases and sales from mortgage dollar roll transactions (see Note 2 of the Annual Report); had these transactions been excluded from the calculation, the portfolio turnover for the periods ended November 30, 2005, May 31, 2005, May 31, 2004, May 31, 2003, May 31, 2002, and May 31, 2001 would have been 116.1%, 108.5%, 123.1%, 113.1%, 167.9%, and 112.1% respectively.

Appendix E — Comparison of Organizational Documents

Principal Differences Between the Legal Structures of the Acquiring Funds and the Acquired Funds

Organization

As series of the Trust, a Massachusetts business trust, the Acquired Funds are subject to the provisions of the Trust`s Agreement and Declaration of Trust and Bylaws.

Except for T. Rowe Capital Appreciation Fund, the Acquiring Funds are organized as Maryland corporations, or duly authorized series of a Maryland corporation, and are governed by the applicable Articles of Incorporation and Bylaws. The T. Rowe Capital Appreciation Fund is organized as a Massachusetts business trust. Except as otherwise noted below, the provisions of Massachusetts law and the Trust`s Declaration of Trust (the "Declaration of Trust") and Bylaws (the "Acquired Funds Bylaws") are substantially similar in material respects to those of Maryland law and the Articles of Incorporation (the "Articles") and Bylaws (the "Acquiring Funds Bylaws") of the Acquiring Funds other than the T. Rowe Capital Appreciation Fund. The Acquired Funds and the Acquiring Funds are each registered investment companies under the 1940 Act. A comparison of the principal differences between the organizational documents of the Preferred Asset Allocation Fund and the T. Rowe Capital Appreciation Fund is also included below.

Shareholder Voting--Generally

Under Maryland law, the Articles, the Acquiring Funds Bylaws and the 1940 Act, shareholder voting power is generally limited to electing directors, approving investment management or sub-investment management agreements, ratifying the selection of independent public accountants, approving distribution agreements, approving amendments to the Articles, authorizing extraordinary corporate actions and approving matters required to be submitted to a shareholder vote under the 1940 Act. The Articles provide that capital stock of the Acquiring Funds that is issued, outstanding and entitled to vote shall be voted in the aggregate, and not by series or class, except when otherwise required by the 1940 Act or the Maryland General Corporation Law or if only one or more particular series or classes is affected by the matter under consideration, in which case only the affected series or classes vote (i.e. liquidation of a series). Maryland law provides that a corporation's charter may require a lesser proportion of votes of shareholders on matters than otherwise required by Maryland law, but not less than a majority. Under the Articles and the Acquiring Funds Bylaws, any corporate action to be taken by a shareholder vote may be authorized by a majority of shareholders entitled to vote on the matter, subject to applicable laws.

Under the Declaration of Trust, shareholders have the power to vote (i) for the election of Trustees, (ii) with respect to any amendments of the Declaration of Trust, (iii) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or its shareholders, (iv) with respect to the termination of the Trust or any series, (v) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the Acquired Funds Bylaws or any registration with the SEC or any state, or as the Trustees may consider necessary or desirable. In addition, the Declaration of Trust provides the Trustees of the Trust may cause the Trust to be merged, consolidated or have its share exchanged, if such action has been authorized by vote of a majority of the outstanding shares. The Declaration of Trust states that on all matters submitted to a shareholder vote, all shares of the Trust entitled to vote, except as provided by the Acquired Funds Bylaws, are voted in the aggregate as a single class except when (i) otherwise required by the 1940 Act or when the Trustees determine that the matter affects one or more series or classes materially differently, and (ii) when the matter affects only the interests of one or more series or classes. Shareholders of any particular series of the Trust are not entitled to vote on matters that do not affect that series. Under the Declaration of Trust, as described below, the required vote of shareholders depends on the action to be taken.

Shareholder Meetings

The Acquiring Funds Bylaws permit a special meeting of the shareholders to be called for any purpose by a majority of the Directors, the Chairman of the Board, the President or any Vice President. The Declaration of Trust allows shareholder meetings to be called by the Trustees. The Declaration of Trust also allows shareholders to act without a meeting upon the written consent of shareholders holding a majority of the shares entitled to vote on the matter.

Quorum

The Acquiring Funds Bylaws provide that a majority of the shares entitled to vote constitutes a quorum at shareholder meetings. The Declaration of Trust provides that 10% of shares entitled to vote constitutes a quorum at shareholder meetings. Unlike the Acquiring Funds Bylaws which provide that one-third of the Directors (but no fewer than two; three for the T. Rowe New Horizons Fund and a majority for the T. Rowe Growth Stock Fund) constitutes a quorum, for a meeting of Directors, the Acquired Funds Bylaws provide that a majority of Trustees constitutes a quorum for a meeting of Trustees.

Election of Trustees and Directors

Pursuant to the Acquiring Funds Bylaws, the Acquiring Funds are not required to hold an annual meeting of their shareholders in any year unless the 1940 Act requires an election of directors by shareholders. The Acquired Funds are not required to hold an annual meeting of shareholders. At any such meeting, the shareholders shall elect directors to hold the offices of any directors who have held office for more than one year or who have been elected by the Board of Directors to fill vacancies. Directors shall be elected by vote of the holders of a plurality of the shares present in person or by proxy and entitled to vote.

Pursuant to the Declaration of Trust and Acquired Funds Bylaws, meetings of the Shareholders of the Trust or of one or more series or classes of shares may be called by the Trustees for the purpose of electing Trustees, provided, however, that no meeting of shareholders is required to be called for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders. Trustees shall be elected by vote of the holders of a plurality of the shares present in person or by proxy and entitled to vote.

Removal of Trustees and Directors

Pursuant to Maryland law and the Acquiring Funds Bylaws, any Director may be removed with or without cause at any meeting of shareholders at which a quorum is present by the affirmative vote of a majority of the votes entitled to be cast. The Declaration of Trust makes no provision for the removal of a Trustee by shareholders of the Acquired Funds.

Indemnification of Trustees, Directors and Officers

Pursuant to the Acquiring Funds Articles and Bylaws, the Acquiring Funds shall indemnify current and former directors, officers, employees or agents of the Acquiring Funds to the extent permitted by Maryland law. Under Maryland law, a corporation may indemnify any director against liabilities for acts incurred by reason of service as a director unless it is established that (i) the act or omission was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director actually received an improper personal benefit or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. In addition, indemnification may not be made (i) in a proceeding by or in the right of the corporation where the director is found liable to the corporation (a "Corporate Liability") or (ii) in a proceeding charging improper personal benefit where the director is found to be liable because such benefit was improperly received, whether or not involving action in the director's official capacity (a "Personal Liability").

Maryland law also provides that indemnification is not payable by a corporation unless a determination has been made that the director has met the standard of conduct noted in the foregoing paragraph. Such determination may be made by (i) a vote of a majority of a quorum of directors consisting of directors not, at the time, parties to the proceedings, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board (designated by a majority of the board, in which designation directors who are parties may participate) consisting solely of two or more directors not, at the time, parties to such proceedings, (ii) special legal counsel selected by the board or a committee as set forth in (i) above, or if the quorum of the full board cannot be obtained and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate, or (iii) the stockholders. Upon the application of a director, a court may order indemnification if it determines that (i) a director is entitled to reimbursement because such director has been successful, on the merits or otherwise, in the defense of a proceeding in which such director has been determined to have met the applicable standards of conduct or (ii) whether or not the director has met the applicable standards of conduct, the director is entitled to indemnification in view of all the relevant circumstances, provided that the indemnification payment shall be limited to the director's expenses in cases involving Corporate Liability or Personal Liability.

Similarly, under the Declaration of Trust, the Trust shall indemnify current and former Trustees and officers against all liabilities and expenses incurred by reason of their service as a Trustee or officer of the Trust. The Trust will not provide indemnification to any person adjudicated in any action, suit or other proceeding held to be liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Declaration of Trust also provides that expenses may be paid in advance of the final disposition upon an undertaking by or on behalf the indemnified party to repay amounts so paid to the Trust if it is ultimately determined that indemnification is not authorized. Also, the Declaration of Trust provides that the indemnification rights are not exclusive, and do not affect any other rights to which persons seeking indemnification may be entitled.

Personal Liability

Under Maryland law, shareholders have no personal liability for acts or obligations of the corporation. Under Massachusetts law, shareholders of a Massachusetts business trust, such as the Trust, could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides that any shareholder held personally liable solely by reason of his or her being or having been a shareholder of the Acquired Funds shall be indemnified out of the property of the series (or attributable class) of which he or she is or was a shareholder for all such loss and expense. Thus, the risk of a shareholder's incurring financial loss from shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations. The likelihood of such a circumstance is considered remote.

Termination

Under Maryland law, a corporation with stock outstanding may be voluntarily dissolved by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter. However, the Articles provide that notwithstanding Maryland law, any action by shareholders may be taken upon the vote of the holders of a majority of the shares entitled to vote, so that the Acquiring Funds may be terminated upon a majority vote of its shareholders.

By contrast, the Declaration of Trust provides that the Trust may be terminated at any time by a vote of at least 50% of the shares of each series entitled to vote and voting separately by series, or by the Trustees by written notice to the shareholders. Any series or class of the Trust may be terminated at any time by vote of at least 50% of the shares of that series or class, or by the Trustees by written notice to shareholders of that series or class.

Amendments

Maryland law generally provides that an amendment to the charter must be ratified by a vote of at least two-thirds of all shareholders. However, the Articles provide that notwithstanding Maryland law, any action by shareholders may be taken by majority vote of the shares entitled to vote, so that the Articles may be amended by a majority of the shareholders of the Acquiring Funds. Also, Maryland law provides that a majority of the board of directors may, without a shareholder vote, (1) change the name of the corporation, (2) change the number of authorized shares or (3) change the name or par value of any class or series of the corporation's stock and the aggregate par value of the corporation's stock. The Acquiring Funds Bylaws may be amended by a majority shareholder vote, although certain provisions of the Acquiring Funds Bylaws may also be amended by action of a majority of the Board of Directors without a shareholder vote.

The Declaration of Trust may be amended by a vote of a majority of the shares entitled to vote, although the Trustees may amend the Declaration of Trust without a shareholder vote for the purpose of (i) designating and establishing series and classes; (2) changing the name of the Trust; or (3) supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision in the Declaration of Trust. The Acquired Funds Bylaws may be amended by action of a majority of the Trustees.

Rights of Inspection

Under Maryland law, any shareholder of the Acquiring Funds may inspect and copy during usual business hours the Articles and the Acquiring Funds Bylaws and the minutes, annual reports and voting trust agreements on file at the Acquiring Funds` principal office. Under Maryland law, shareholders owning at least 5% of an Acquiring Fund`s shares who have been shareholders of record for at least six months also have the right to inspect the books of account and stock ledger of the Acquiring Fund and request a statement of the Acquiring Fund`s affairs. Massachusetts law, the Declaration of Trust and the Acquired Funds Bylaws do not provide for any shareholder inspection rights.

Distributions

Maryland law provides that a distribution may not be made by an Acquiring Fund if, after giving effect to such distribution, (i) the Acquiring Fund would not be able to pay its indebtedness as such indebtedness becomes due in the usual course of business; or (ii) the Acquiring Fund`s total assets would be less than the sum of the Acquiring Fund`s total liabilities plus the amount that would be needed if the Acquiring Fund was to be dissolved at the time of the distribution to satisfy any preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution. Massachusetts law, the Declaration of Trust and the Acquired Funds Bylaws contain no comparable restrictions.

Principal Provisions of the T. Rowe Capital Appreciation Fund

Organization

As series of the T. Rowe Capital Appreciation Fund ("Capital Appreciation Fund"), a Massachusetts business trust, the Capital Appreciation Fund is subject to the provisions of the Capital Appreciation Fund`s Master Trust Agreement ("Master Trust Agreement") and Bylaws ("Capital Appreciation Bylaws").

Shareholder Voting--Generally

Under the Master Trust Agreement, shareholders have the power to vote only (i) for the election or removal of Trustees, (ii) with respect to any contract with party for the performance of services, duties, and responsibilities on behalf of the Capital Appreciation Fund, (iii) with respect to the termination or reorganization of the Capital Appreciation Fund, (iv) with respect to any amendments of the Master Trust Agreement, (v) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Capital Appreciation Fund or its shareholders and (vi) with respect to such additional matters relating to the Capital Appreciation Fund as may be required by the Master Trust Agreement, the Capital Appreciation Bylaws or any registration with the SEC or any state, or as the Trustees may consider necessary or desirable. Shareholders of any particular sub-trust (series) of the Capital Appreciation Fund are not entitled to vote on matters that do not affect that sub-trust. Under the Master Trust Agreement, as described below, the required vote of shareholders depends on the action to be taken.

Shareholder Meetings

The Master Trust Agreement allows for shareholder meetings to be called by the Trustees. The Master Trust Agreement also allows shareholders to act without a meeting upon the written consent of shareholders holding a majority of the shares entitled to vote on the matter.

Quorum

The Master Trust Agreement provides that a majority of shares entitled to vote constitutes a quorum at shareholder meetings. The Capital Appreciation Fund Bylaws provide that a majority of Trustees constitutes a quorum for a meeting of Trustees.

Election of Trustees

Pursuant to the Master Trust Agreement and Bylaws, meetings of the Shareholders of the Capital Appreciation Fund or of one or more sub-trusts (series) may be called by the Trustees for the purpose of electing Trustees. Trustees shall be elected by vote of the holders of a plurality of the shares present in person or by proxy and entitled to vote.

Removal of Trustees

The Master Trust Agreement provides that any Trustee may be removed with or without cause at any time: (i) by written instrument, signed by at least two-thirds of the number of Trustees; or (ii) by vote of shareholders holding not less than two-thirds of the shares outstanding; or (iii) by a written declaration signed by shareholders holding not less than two-thirds of the shares outstanding.

Indemnification of Trustees and Officers

Under the Master Trust Agreement, the Capital Appreciation Fund shall indemnify current and former Trustees and officers against all liabilities and expenses incurred by reason of their service as a Trustee or officer of the Capital Appreciation Fund. The Capital Appreciation Fund will not provide indemnification to any person determined to (i) not have acted in good faith in the best interests of the Capital Appreciation Fund or (ii) have acted with willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Master Trust Agreement also provides that expenses may be paid in advance of the final disposition upon an undertaking by or on behalf the indemnified party to repay amounts so paid to the sub-trust if it is ultimately determined that indemnification is not authorized. Also, the Master Trust Agreement provides that the indemnification rights are not exclusive, and do not affect any other rights to which persons seeking indemnification may be entitled.

Personal Liability

Under Massachusetts law, shareholders of a Massachusetts business trust, such as the Capital Appreciation Fund, could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Master Trust Agreement. The Master Trust Agreement provides that any shareholder held personally liable solely by reason of his or her being or having been a shareholder of the Capital Appreciation Fund shall be indemnified out of the property of the series (or attributable class) of which he or she is or was a shareholder for all such loss and expense. Thus, the risk of a shareholder's incurring financial loss from shareholder liability is limited to circumstances in which the Capital Appreciation Fund would be unable to meet its obligations. The likelihood of such a circumstance is considered remote.

Termination

The Master Trust Agreement provides that the Capital Appreciation Fund may be terminated at any time by a majority of the Trustees in office subject to a favorable vote of a majority of the outstanding voting securities, shares of each sub-trust (series) voting separately by sub-trust.

Amendments

The Master Trust Agreement may be amended by a vote of a majority of the Trustees when authorized to do so by a majority of the shareholders, although the Trustees may amend the Master Trust Agreement without a shareholder vote so long as the amendment does not adversely affect the rights of any shareholder.

Rights of Inspection

The Master Trust Agreement provides that the records of the Capital Appreciation Fund shall be open to inspection by shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.

Distributions

The Master Trust Agreement contains no restrictions regarding distributions.

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T. ROWE PRICE VALUE FUND

T. ROWE PRICE GROWTH STOCK FUND

T. ROWE PRICE MID-CAP GROWTH FUND

T. ROWE PRICE NEW HORIZONS FUND

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND

T. ROWE PRICE INTERNATIONAL STOCK FUND

T. ROWE PRICE SHORT-TERM BOND FUND

T. ROWE PRICE NEW INCOME FUND

T. ROWE PRICE SUMMIT CASH RESERVES FUND

STATEMENT OF ADDITIONAL INFORMATION

_________________, 2006

This Statement of Additional Information (the "SAI") relates to the proposed mergers (the "Mergers") of Preferred Value Fund, Preferred Large Cap Growth Fund, Preferred Mid Cap Growth Fund, Preferred Small Cap Growth Fund, Preferred Asset Allocation Fund, Preferred International Value Fund, Preferred International Growth Fund, Preferred Short-Term Government Securities Fund, Preferred Fixed Income Fund, and Preferred Money Market Fund (the "Acquired Funds"), each a series of The Preferred Group of Mutual Funds (the "Trust"), into T. Rowe Price Value Fund, T. Rowe Price Growth Stock Fund, T. Rowe Price Mid-Cap Growth Fund, T. Rowe Price New Horizons Fund, T. Rowe Price Capital Appreciation Fund, T. Rowe Price International Growth & Income Fund, T. Rowe Price International Stock Fund, T. Rowe Price Short-Term Bond Fund, T. Rowe Price New Income Fund and T. Rowe Price Summit Cash Reserves Fund, respectively (the "Acquiring Funds). This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated _________________, 2006 (the "Prospectus/Proxy Statement") which relates to the Mergers. As described in the Prospectus/Proxy Statement, the Mergers would involve the transfer of certain of the assets of the Acquired Funds to the respective Acquiring Funds in exchange for shares of the respective Acquiring Funds. Each Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in liquidation of the Acquired Fund. Each Acquiring Fund will be the survivor for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Funds at 100 East Pratt Street, Baltimore, Maryland 21202, or by calling 1-800-437-8925.

Page

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS	124
TRUSTEE SHARE OWNERSHIP	125
FINANCIAL STATEMENTS	125
Appendix A — Statement of Additional Information of the Acquiring Fund	127
Appendix B — Pro Forma Financial Statements	320

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Funds dated, April 10, 2006, as amended.

TRUSTEE SHARE OWNERSHIP

The table below describes the Trustees` ownership of shares of each Acquired Fund and shares of registered investment companies overseen by the Trustees in the same family of investment companies as the Acquired Fund (i.e. the Acquired Fund together with the other Funds in the Trust), each as of December 31, 2005.

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Gary M. Anna	Large Cap Growth Fund	[$10,001 - $50,000]
	Value Fund	[$10,001 - $50,000]
	International Value Fund	[$10,001 - $50,000]
	Small Cap Growth Fund	[$1 - $10,000]
	Asset Allocation Fund	[$10,001 - $50,000]
	Short-Term Government Securities Fund	[$1 - $10,000]
	Money Market Fund	[$1 - $10,000]
	International Growth Fund	[$1 - $10,000]
	Mid Cap Growth Fund	[$10,001 - $50,000]
	Fixed Income Fund	[$1 - $10,000]
[Over $100,000]
William F. Bahl	Large Cap Growth Fund	[$10,001 - $50,000]
	Value Fund	[$10,001 - $50,000]
	International Value Fund	[$10,001 - $50,000]
	Small Cap Growth Fund	[$10,001 - $50,000]
[$50,001 - $100,000]
Dixie L. Mills	Large Cap Growth Fund	[$10,001 - $50,000]
	International Value Fund	[$10,001 - $50,000]
	Small Cap Growth Fund	[$1 - $10,000]
	Money Market Fund	[$10,001 - $50,000]
	Fixed Income Fund	[$1 - $10,000]
	Value Fund	[$10,001 - $50,000]
[Over $100,000]

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is Independent Registered Public Accounting Firm to the Acquired Funds, providing audit and tax return review of various Securities and Exchange Commission filings.

PricewaterhouseCoopers LLP, located at 250 West Pratt Street, 21st Floor, Baltimore, MD 21201, is Independent Registered Public Accounting Firm to the Acquiring Funds, providing audit and tax return review of various Securities and Exchange Commission filings.

The Annual Reports for the twelve months ended October 31, 2005, of the T. Rowe Price International Growth & Income, T. Rowe Price International Stock and T. Rowe Price Summit Cash Reserves Funds, which contain historical financial information regarding such Funds, have been filed with the Securities and Exchange Commission and the financial statements and reports of the funds` Independent Registered Public Accounting Firm contained therein are incorporated herein by reference.

The Annual Reports for the twelve months ended December 31, 2005, of the T. Rowe Price Value, T. Rowe Price Growth Stock, T. Rowe Price Mid-Cap Growth, T. Rowe Price New Horizons, and T. Rowe Price Capital Appreciation Funds, which contain historical financial information regarding such Funds, have been filed with the Securities and Exchange Commission and the financial statements and reports of the funds` Independent Registered Public Accounting Firm contained therein are incorporated herein by reference.

The Annual Reports for the twelve months ended May 31, 2005 and the Semiannual Reports for the six months ended November 30, 2005, of the T. Rowe Price Short-Term Bond and T. Rowe Price New Income Funds, which contain historical financial information regarding such Funds, have been filed with the Securities and Exchange Commission and the financial statements and reports of the funds` Independent Registered Public Accounting Firm contained therein are incorporated herein by reference.

The Annual Report for the twelve months ended June 30, 2005 and the Semiannual Report for the six months ended December 31, 2005, of the Acquired Funds, which contain historical financial information regarding the Funds, have been filed with the Securities and Exchange Commission and is incorporated herein by reference.

The audited financial statements for the Acquiring Funds incorporated by reference into this SAI and the audited financial statements for the Acquired Funds incorporated by reference into the Prospectus/Proxy Statement have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on its authority as an expert in auditing and accounting.

Pro forma financial statements for the Merger of Preferred International Value Fund into T. Rowe Price International Growth & Income Fund, Preferred Short-Term Government Securities Fund into T. Rowe Price Short-Term Bond Fund, and Preferred Fixed Income Fund into T. Rowe Price New Income Fund are provided in Appendix B hereto. The pro forma statements give effect to the proposed transfer of certain of the assets of such Acquired Funds to the applicable Acquiring Funds in exchange for a number of the applicable Acquiring Funds` shares equal in value to the value of the assets of such Acquired Funds transferred to the applicable Acquiring Funds. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the applicable Acquiring Funds for pre-Merger periods will not be restated. The pro forma statement of operations does not reflect the expenses of either of the Funds in carrying out its obligations under the Agreement and Plan of Reorganization.

The unaudited pro forma combining financial statements should be read in conjunction with the separate financial statements of the Acquiring Funds and the Acquired Funds incorporated by reference in the SAI and Prospectus/Proxy Statement, respectively.

Appendix A — Statement of Additional Information of the Acquiring Fund

This is the Statement of Additional Information for all of the funds listed below. It is divided into two parts (Part I and Part II). Part I contains information that is particular to each fund, while Part II contains information that generally applies to all of the funds in the T. Rowe Price family of funds (the "Price Funds").

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The date of this Statement of Additional Information ("SAI") is April 10, 2006, as amended.
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T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. Rowe Price Blue Chip Growth Fund—Advisor Class

T. Rowe Price Blue Chip Growth Fund—R Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST ("California Funds")

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. Rowe Price Capital Appreciation Fund—Advisor Class

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. Rowe Price Capital Opportunity Fund—Advisor Class

T. Rowe Price Capital Opportunity Fund—R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. Rowe Price Dividend Growth Fund—Advisor Class

T. ROWE PRICE EQUITY INCOME FUND

T. Rowe Price Equity Income Fund—Advisor Class

T. Rowe Price Equity Income Fund—R Class

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. Rowe Price Growth Stock Fund—Advisor Class

T. Rowe Price Growth Stock Fund—R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price High Yield Fund—Advisor Class

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC. ("Institutional Equity Funds")

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Emerging Europe & Mediterranean Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund®

T. Rowe Price International Bond Fund—Advisor Class

T. Rowe Price International Discovery Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund—Advisor Class

T. Rowe Price International Growth & Income Fund—R Class

T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund—Advisor Class

T. Rowe Price International Stock Fund—R Class

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. Rowe Price Mid-Cap Growth Fund—Advisor Class

T. Rowe Price Mid-Cap Growth Fund—R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. Rowe Price Mid-Cap Value Fund—Advisor Class

T. Rowe Price Mid-Cap Value Fund—R Class

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. Rowe Price New America Growth Fund—Advisor Class

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. Rowe Price New Income Fund—Advisor Class

T. Rowe Price New Income Fund—R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC. ("Personal Strategy Funds")

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. Rowe Price Real Estate Fund—Advisor Class

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC. ("TRP Reserve Investment Funds")

T. Rowe Price Government Reserve Investment Fund ("TRP Government Reserve Investment Fund")

T. Rowe Price Reserve Investment Fund ("TRP Reserve Investment Fund")

T. ROWE PRICE RETIREMENT FUNDS, INC. ("Retirement Funds")

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2010 Fund—Advisor Class

T. Rowe Price Retirement 2010 Fund—R Class

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2020 Fund—Advisor Class

T. Rowe Price Retirement 2020 Fund—R Class

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2030 Fund—Advisor Class

T. Rowe Price Retirement 2030 Fund—R Class

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2040 Fund—Advisor Class

T. Rowe Price Retirement 2040 Fund—R Class

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement Income Fund

T. Rowe Price Retirement Income Fund—Advisor Class

T. Rowe Price Retirement Income Fund—R Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. Rowe Price Science & Technology Fund—Advisor Class

T. ROWE PRICE SHORTTERM BOND FUND, INC.

T. Rowe Price Short-Term Bond Fund—Advisor Class

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. Rowe Price Small-Cap Stock Fund—Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. Rowe Price Small-Cap Value Fund—Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC. ("Spectrum Funds")

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Florida Intermediate Tax-Free Fund

Georgia Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC. ("Summit Income Funds")

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. ("Summit Municipal Funds")

T. Rowe Price Summit Municipal Money Market Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC. ("Tax-Efficient Funds")

T. Rowe Price Tax-Efficient Balanced Fund

T. Rowe Price Tax-Efficient Growth Fund

T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. Rowe Price Tax-Free Income Fund—Advisor Class

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC. ("U.S. Treasury Funds")

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

T. Rowe Price Value Fund—Advisor Class

Mailing Address:
T. Rowe Price Investment Services, Inc.
100 East Pratt Street

Baltimore, Maryland 21202
1-800-638-5660

This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate current fund prospectus, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

Each fund`s financial statements for its most recent fiscal period and the Report of Independent Registered Public Accounting Firm are included in each fund`s annual or semiannual report and incorporated by reference into this Statement of Additional Information. The Capital Appreciation Fund—Advisor Class, Capital Opportunity Fund—Advisor Class, Capital Opportunity Fund—R Class, Dividend Growth Fund—Advisor Class, New America Growth Fund—Advisor Class, and Real Estate Fund—Advisor Class have not been in existence for a long enough time to have complete financial statements.

If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660 and they will be sent to you at no charge. Please read them carefully.

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Capital Stock	309	Net Asset Value per Share	306
Code of Ethics	302	Organization of the Funds	313
Custodian	302	Other Shareholder Services	223
Disclosure of Fund Portfolio Information	303	Portfolio Management Practices	282
Distributor for the Funds	108	Portfolio Transactions	229
Dividends and Distributions	307	Pricing of Securities	304
Federal Registration of Shares	316	Principal Holders of Securities	185
Independent Registered Public Accounting Firm	248	Ratings of Commercial Paper	316
Investment Management Agreements	207	Ratings of Corporate and Municipal Debt Securities	317
Investment Objectives and Policies	248	Ratings of Municipal Notes and Variable Rate Securities	318
Investment Program	267	Risk Factors	248
Investment Restrictions	297	Special Considerations	296
Legal Counsel	316	T. Rowe Price Proxy Voting — Policies and Procedures	314
Management of the Funds	136	Tax Status	307

References to the following are as indicated:

Internal Revenue Code of 1986 ("Code")

Investment Company Act of 1940 ("1940 Act")

Moody`s Investors Service, Inc. ("Moody`s")

Securities Act of 1933 ("1933 Act")

Securities and Exchange Commission ("SEC")

Securities Exchange Act of 1934 ("1934 Act")

Standard & Poor`s Corporation ("S&P")

T. Rowe Price Associates, Inc. ("T. Rowe Price")

T. Rowe Price International, Inc. ("T. Rowe Price International")

Advisor Class

The Advisor Class is a share class of its respective T. Rowe Price fund and is not a separate mutual fund. The Advisor Class shares are designed to be sold only through brokers, dealers, banks, insurance companies, and other financial intermediaries that provide various distribution and administrative services.

R Class

The R Class is a share class of its respective T. Rowe Price fund and is not a separate mutual fund. The R Class shares are designed to be sold only through various third-party intermediaries that offer employer-sponsored defined contribution retirement plans, including brokers, dealers, banks, insurance companies, retirement plan recordkeepers, and others.

TRP Government Reserve Investment and TRP Reserve Investment Funds

These funds are not available for direct purchase by members of the public.

Institutional Funds

These funds have a $1,000,000 initial investment minimum and are designed for institutional investors. Institutional investors typically include banks, pension plans, and trust and investment companies.

PART I

Below is a table showing the prospectus and shareholder report dates for each fund. The table also lists each fund`s category which should be used to identify groups of funds that are referenced throughout this SAI.
Fund	Fund Category	Fiscal Year End	Annual Report Date	Semiannual Report Date	Prospectus Date
Balanced	Equity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth	Equity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth Portfolio—II	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
California Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
California Tax-Free Money	State Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Capital Appreciation	Equity	Dec 31	Dec 31	June 30	May 1
Capital Appreciation Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Capital Opportunity	Equity	Dec 31	Dec 31	June 30	May 1
Capital Opportunity Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Capital Opportunity Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Corporate Income	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Developing Technologies	Equity	Dec 31	Dec 31	June 30	May 1
Diversified Mid-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Diversified Small-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Dividend Growth	Equity	Dec 31	Dec 31	June 30	May 1
Dividend Growth Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Emerging Europe & Mediterranean	International Equity	Oct 31	Oct 31	Apr 30	March 1
Emerging Markets Bond	International Bond	Dec 31	Dec 31	June 30	May 1
Emerging Markets Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
Equity Income	Equity	Dec 31	Dec 31	June 30	May 1
Equity Income Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Equity Income Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Equity Income Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Equity Income Portfolio—II	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Equity Index 500	Index Equity	Dec 31	Dec 31	June 30	May 1
Equity Index 500 Portfolio	Index Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
European Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
Extended Equity Market Index	Index Equity	Dec 31	Dec 31	June 30	May 1
Financial Services	Equity	Dec 31	Dec 31	June 30	May 1
Florida Intermediate Tax-Free	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Georgia Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Global Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
Global Technology	Equity	Dec 31	Dec 31	June 30	May 1
GNMA	Taxable Bond	May 31	May 31	Nov 30	Oct 1
TRP Government Reserve Investment	Taxable Money	May 31	May 31	Nov 30	Oct 1
Growth & Income	Equity	Dec 31	Dec 31	June 30	May 1
Growth Stock	Equity	Dec 31	Dec 31	June 30	May 1
Growth Stock Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Growth Stock Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Health Sciences	Equity	Dec 31	Dec 31	June 30	May 1
Health Sciences Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Health Sciences Portfolio—II	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
High Yield	Taxable Bond	May 31	May 31	Nov 30	Oct 1
High Yield Fund—Advisor Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Inflation Protected Bond	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional Core Plus	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional Emerging Markets Equity	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional Foreign Equity	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional High Yield	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional Large-Cap Core Growth	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Large-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Large-Cap Value	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Mid-Cap Equity Growth	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Small-Cap Stock	Equity	Dec 31	Dec 31	June 30	May 1
International Bond	International Bond	Dec 31	Dec 31	June 30	May 1
International Bond Fund—Advisor Class	International Bond	Dec 31	Dec 31	June 30	May 1
International Discovery	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Equity Index	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Growth & Income	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Growth & Income Fund—Advisor Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Growth & Income Fund—R Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Stock Fund—Advisor Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Stock Fund—R Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Stock Portfolio	International Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Japan	International Equity	Oct 31	Oct 31	Apr 30	March 1
Latin America	International Equity	Oct 31	Oct 31	Apr 30	March 1
Limited-Term Bond Portfolio	Bond Variable Annuity	Dec 31	Dec 31	June 30	May 1
Limited-Term Bond Portfolio—II	Bond Variable Annuity	Dec 31	Dec 31	June 30	May 1
Maryland Short-Term Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Maryland Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Maryland Tax-Free Money	State Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Media & Telecommunications	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth Portfolio—II	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Value	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Value Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Value Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
New America Growth	Equity	Dec 31	Dec 31	June 30	May 1
New America Growth Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
New America Growth Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
New Asia	International Equity	Oct 31	Oct 31	Apr 30	March 1
New Era	Equity	Dec 31	Dec 31	June 30	May 1
New Horizons	Equity	Dec 31	Dec 31	June 30	May 1
New Income	Taxable Bond	May 31	May 31	Nov 30	Oct 1
New Income Fund—Advisor Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
New Income Fund—R Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
New Jersey Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
New York Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
New York Tax-Free Money	State Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Personal Strategy Balanced	Blended	May 31	May 31	Nov 30	Oct 1
Personal Strategy Balanced Portfolio	Blended Variable Annuity	Dec 31	Dec 31	June 30	May 1
Personal Strategy Growth	Blended	May 31	May 31	Nov 30	Oct 1
Personal Strategy Income	Blended	May 31	May 31	Nov 30	Oct 1
Prime Reserve	Taxable Money	May 31	May 31	Nov 30	Oct 1
Prime Reserve Portfolio	Money Variable Annuity	Dec 31	Dec 31	June 30	May 1
Real Estate	Equity	Dec 31	Dec 31	June 30	May 1
Real Estate Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
TRP Reserve Investment	Taxable Money	May 31	May 31	Nov 30	Oct 1
Retirement 2005	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2010	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2010 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2010 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2015	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2020	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2020 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2020 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2025	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2030	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2030 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2030 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2035	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2040	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2040 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2040 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2045 Fund	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement Income	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement Income Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement Income Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Science & Technology	Equity	Dec 31	Dec 31	June 30	May 1
Science & Technology Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Short-Term Bond	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Short-Term Bond Fund—Advisor Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Small-Cap Stock	Equity	Dec 31	Dec 31	June 30	May 1
Small-Cap Stock Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Small-Cap Value	Equity	Dec 31	Dec 31	June 30	May 1
Small-Cap Value Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Spectrum Growth	Fund-of-Funds	Dec 31	Dec 31	June 30	May 1
Spectrum Income	Fund-of-Funds	Dec 31	Dec 31	June 30	May 1
Spectrum International	Fund-of-Funds	Dec 31	Dec 31	June 30	May 1
Summit Cash Reserves	Taxable Money	Oct 31	Oct 31	Apr 30	March 1
Summit GNMA	Taxable Bond	Oct 31	Oct 31	Apr 30	March 1
Summit Municipal Income	Tax-Free Bond	Oct 31	Oct 31	Apr 30	March 1
Summit Municipal Intermediate	Tax-Free Bond	Oct 31	Oct 31	Apr 30	March 1
Summit Municipal Money Market	Tax-Free Money	Oct 31	Oct 31	Apr 30	March 1
Tax-Efficient Balanced	Equity	Feb 28	Feb 28	Aug 30	July 1
Tax-Efficient Growth	Equity	Feb 28	Feb 28	Aug 30	July 1
Tax-Efficient Multi-Cap Growth	Equity	Feb 28	Feb 28	Aug 30	July 1
Tax-Exempt Money	Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Tax-Free High Yield	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Income	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Income Fund—Advisor Class	Tax Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Intermediate Bond	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Short-Intermediate	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Total Equity Market Index	Index Equity	Dec 31	Dec 31	June 30	May 1
U.S. Bond Index	Index Bond	Oct 31	Oct 31	Apr 30	March 1
U.S. Treasury Intermediate	Taxable Bond	May 31	May 31	Nov 30	Oct 1
U.S. Treasury Long-Term	Taxable Bond	May 31	May 31	Nov 30	Oct 1
U.S. Treasury Money	Taxable Money	May 31	May 31	Nov 30	Oct 1
Value	Equity	Dec 31	Dec 31	June 30	May 1
Value Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Virginia Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1

MANAGEMENT OF the funds

The officers and directors* of the Price Funds are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each inside director and officer has been an employee of T. Rowe Price or T. Rowe Price International for five or more years.

Each fund is governed by a Board of Directors/Trustees ("Boards") that meets regularly to review a wide variety of matters affecting the funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Boards elect the funds` officers. The Boards also are responsible for performing various duties imposed on them by the 1940 Act, the laws of Maryland or Massachusetts, and other laws. At least 75% of Board members are independent of T. Rowe Price and T. Rowe Price International. The directors who are also employees or officers of T. Rowe Price are referred to as inside or interested directors. Each Board currently has three committees, described in the following paragraphs.

The Committee of Independent Directors, which consists of all of the independent directors of the funds, is responsible for selecting candidates for election as independent directors to fill vacancies on each fund`s Board. F. Pierce Linaweaver was chairman of the committee until his retirement on December 31, 2005. Effective January 1, 2006, Anthony W. Deering became chairman of the committee. The committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the secretary of the funds. The committee held four formal meetings in 2005.

The Joint Audit Committee is composed of Donald W. Dick, Jr., Karen N. Horn, and Theo C. Rodgers, all independent directors. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent registered public accounting firm of the Price Funds to review: (1) the services provided; (2) the findings of the most recent audits; (3) management`s response to the findings of the most recent audits; (4) the scope of the audits to be performed; (5) the accountants` fees; and (6) any accounting, tax, compliance, or other questions relating to particular areas of the Price Funds` operations or the operations of parties dealing with the Price Funds, as circumstances indicate. The Audit Committee met twice in 2005.

The funds` Executive Committee, consisting of the funds` interested director(s), has been authorized by its respective Board to exercise all powers of the Boards to manage the funds in the intervals between meetings of the Boards, except the powers prohibited by statute from being delegated.

* The term "director" is used to refer to directors or trustees, as applicable.

Independent Directors(a)

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships of Public Companies
Jeremiah E. Casey 1940 59 portfolios	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp) (1983 to 2002); Director, National Life Insurance (2001 to 2005); Director, The Rouse Company, real estate developers (1990 to 2004)
None
Anthony W. Deering 1945 113 portfolios	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Vornado Real Estate Investment Trust (3/04 to present); Director, Mercantile Bankshares (4/03 to present); Member, Advisory Board, Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)
Vornado Real Estate Investment Trust, Mercantile Bankshares, Deutsche Bank North America
Donald W. Dick, Jr. 1943 113 portfolios	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; Chairman, President, and Chief Executive Officer, The Haven Group, a custom manufacturer of modular homes (1/04 to present)
None
David K. Fagin 1938 113 portfolios	Chairman and President, Nye Corporation (6/88 to present); Director, Canyon Resources Corp. and Golden Star Resources Ltd. (5/92 to present), and Pacific Rim Mining Corp. (2/02 to present)	Golden Star Resources Ltd., Canyon Resources Corp., and Pacific Rim Mining Corp.
Karen N. Horn 1943 113 portfolios	Managing Director and President, Global Private Client Services, Marsh Inc. (1999 to 2003); Managing Director and Head of International Private Banking, Bankers Trust (1996 to 1999); Director, Georgia Pacific (5/04 to 12/05)
Georgia Pacific, Eli Lilly and Company, and Simon Property Group
F. Pierce Linaweaver(b) 1934	President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers	None
Theo C. Rodgers 1941 97 portfolios	President, A&R Development Corporation	None
John G. Schreiber 1946 113 portfolios	Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate Advisors, L.P.	AMLI Residential Properties Trust

(a)All information about the directors was current as of December 31, 2005, except for the number of portfolios which is current as of the date of this Statement of Additional Information.

(b)Retired effective December 31, 2005.

Inside Directors(a)

The following persons are considered interested persons of the funds because they also serve as officers of the funds and/or T. Rowe Price and T. Rowe Price International. No more than two inside directors serve as directors of any fund.

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships of Public Companies
James A.C. Kennedy; CFA 1953 45 portfolios	Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, and T. Rowe Price International, Inc.
None
John H. Laporte; CFA 1945 15 portfolios	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust CompanyPresident, New Horizons Fund; Vice President, Diversified Small-Cap Growth Fund, Health Sciences Fund, Personal Strategy Funds, Retirement Funds, and Spectrum Funds
None
Mary J. Miller; CFA 1955 37 portfolios	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc.President, California Tax-Free Income Trust, Institutional Income Funds, State Tax-Free Income Trust, Summit Municipal Funds, Tax-Free Income Fund, and U.S. Treasury Funds; Executive Vice President, Spectrum Funds; Vice President, GNMA Fund, Inflation Protected Bond Fund, Personal Strategy Funds, Prime Reserve Fund, TRP Reserve Investment Funds, Retirement Funds, Summit Funds, Tax-Efficient Funds, Tax-Exempt Money Fund, Tax-Free High Yield Fund, and Tax-Free Short-Intermediate Fund
None
James S. Riepe 1943 113 portfolios	Chairman of the Board and Director, T. Rowe Price Investment Services, Inc.; Director, T. Rowe Price Group, Inc.Chairman of the Board, all funds	The Nasdaq Stock Market, Inc.

(a)All information about the directors was current as of December 31, 2005, except for the number of portfolios which is current as of the date of this Statement of Additional Information.

Retirement and Spectrum Funds (collectively and individually, "Funds-of-Funds")

The management of the business and affairs of the Funds-of-Funds is the responsibility of the Board of Directors ("Board"). In exercising their responsibilities, the Board, among other things, will refer to the Special Servicing Agreement and policies and guidelines included in an Application for an Exemptive Order (and accompanying Notice and Order) issued by the SEC in connection with the Spectrum Funds (which also applies to Retirement Funds). A majority of directors of the Funds-of-Funds are independent. However, the directors and officers of the Funds-of-Funds and certain directors and officers of T. Rowe Price and T. Rowe Price International also serve in similar positions with most of the various Price Funds in which the Retirement and Spectrum Funds invest (collectively "underlying Price funds"). Thus, if the interests of the Funds-of-Funds and the underlying Price funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how this latter group of persons fulfill their fiduciary duties to the Funds-of-Funds and the underlying Price funds. The directors of Funds-of-Funds believe they have structured the Funds-of-Funds to avoid these concerns. However, conceivably, a situation could occur where proper action for the Funds-of-Funds could be adverse to the interests of an underlying Price fund, or the reverse could occur. If such a possibility arises, the directors and officers of the affected funds, T. Rowe Price, and T. Rowe Price International will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

Term of Office and Length of Time Served

The directors serve until retirement, resignation, or election of a successor. The following table shows the year from which each director has served on each fund`s Board (or that of the corporation or trust of which the fund is a part).
Fund/Corporation/Trust	Independent Directors
	Casey	Deering	Dick	Fagin	Horn	Rodgers	Schreiber
Balanced	2005	2001	1991	1991	2003	2005	2001
Blue Chip Growth	2005	2001	1993	1993	2003	2005	2001
California Tax-Free Income Trust	—	1986	2001	2001	2003	2005	1992
Capital Appreciation	2005	2001	1986	1988	2003	2005	2001
Capital Opportunity	2005	2001	1994	1994	2003	2005	2001
Corporate Income	—	1995	2001	2001	2003	2005	1995
Developing Technologies	2005	2001	2000	2000	2003	2005	2001
Diversified Mid-Cap Growth	2005	2003	2003	2003	2003	2005	2003
Diversified Small-Cap Growth	2005	2001	1997	1997	2003	2005	2001
Dividend Growth	2005	2001	1992	1992	2003	2005	2001
Equity Income	2005	2001	1994	1988	2003	2005	2001
Equity Series	2005	2001	1994	1994	2003	2005	2001
Financial Services	2005	2001	1996	1996	2003	2005	2001
Fixed Income Series	—	1994	2001	2001	2003	2005	1994
Global Technology	2005	2001	2000	2000	2003	2005	2001
GNMA	—	1985	2001	2001	2003	2005	1992
Growth & Income	2005	2001	1982	1994	2003	2005	2001
Growth Stock	2005	2001	1980	1994	2003	2005	2001
Health Sciences	2005	2001	1995	1995	2003	2005	2001
High Yield	—	1984	2001	2001	2003	2005	1992
Index Trust	2005	2001	1994	1994	2003	2005	2001
Inflation Protected Bond	—	2002	2002	2002	2003	2005	2002
Institutional Equity	2005	2001	1996	1996	2003	2005	2001
Institutional Income	—	2002	2002	2002	2003	2005	2002
Institutional International	—	1991	1989	2001	2003	—	2001
International	—	1991	1988	2001	2003	—	2001
International Index	—	2000	2000	2001	2003	—	2001
International Series	—	1994	1994	2001	2003	—	2001
Media & Telecommunications	2005	2001	1997	1997	2003	2005	2001
Mid-Cap Growth	2005	2001	1992	1992	2003	2005	2001
Mid-Cap Value	2005	2001	1996	1996	2003	2005	2001
New America Growth	2005	2001	1985	1994	2003	2005	2001
New Era	2005	2001	1994	1988	2003	2005	2001
New Horizons	2005	2001	1994	1988	2003	2005	2001
New Income	—	1980	2001	2001	2003	2005	1992
Personal Strategy	2005	2001	1994	1994	2003	2005	2001
Prime Reserve	—	1979	2001	2001	2003	2005	1992
Real Estate	2005	2001	1997	1997	2003	2005	2001
TRP Reserve Investment	—	1997	2001	2001	2003	2005	1997
Retirement	2005	2002	2002	2002	2003	2005	2002
Science & Technology	2005	2001	1994	1994	2003	2005	2001
Short-Term Bond	—	1983	2001	2001	2003	2005	1992
Small-Cap Stock	2005	2001	1992	1992	2003	2005	2001
Small-Cap Value	2005	2001	1994	1994	2003	2005	2001
Spectrum	2005	2001	1999	1999	2003	2005	2001
State Tax-Free Income Trust	—	1986	2001	2001	2003	2005	1992
Summit	—	1993	2001	2001	2003	2005	1993
Summit Municipal	—	1993	2001	2001	2003	2005	1993
Tax-Efficient	2005	2001	1997	1997	2003	2005	2001
Tax-Exempt Money	—	1983	2001	2001	2003	2005	1992
Tax-Free High Yield	—	1984	2001	2001	2003	2005	1992
Tax-Free Income	—	1983	2001	2001	2003	2005	1992
Tax-Free Intermediate	—	1992	2001	2001	2003	2005	1992
Tax-Free Short-Intermediate	—	1983	2001	2001	2003	2005	1992
U.S. Bond Index	—	2000	2001	2001	2003	2005	2000
U.S. Treasury	—	1989	2001	2001	2003	2005	1992
Value	2005	2001	1994	1994	2003	2005	2001

Fund/Corporation/Trust	Inside Directors
	Kennedy	Laporte	Miller	Riepe
Balanced	1997	—	—	1991
Blue Chip Growth	1997	—	—	1993
California Tax-Free Income Trust	—	—	2004	1986
Capital Appreciation	1997	—	—	1986
Capital Opportunity	—	1994	—	1994
Corporate Income	—	—	2004	1995
Developing Technologies	2001	—	—	2000
Diversified Mid-Cap Growth	2003	—	—	2003
Diversified Small-Cap Growth	—	1997	—	1997
Dividend Growth	1997	—	—	1992
Equity Income	1997	—	—	1985
Equity Series	—	1994	—	1994
Financial Services	1997	—	—	1996
Fixed Income Series	—	—	2004	1994
Global Technology	2001	—	—	2000
GNMA	—	—	2004	1985
Growth & Income	1997	—	—	1982
Growth Stock	1997	—	—	1982
Health Sciences	—	1995	—	1995
High Yield	—	—	2004	1984
Index Trust	1997	—	—	1990
Inflation Protected Bond	—	—	2004	2002
Institutional Equity	1997	—	—	1996
Institutional Income	—	—	2004	2002
Institutional International	—	—	—	2002
International	—	—	—	2002
International Index	—	—	—	2002
International Series	—	—	—	2002
Media & Telecommunications	2001	—	—	1993
Mid-Cap Growth	1992	—	—	1992
Mid-Cap Value	1997	—	—	1996
New America Growth	—	1985	—	1985
New Era	1997	—	—	1994
New Horizons	—	1988	—	1983
New Income	—	—	2004	1983
Personal Strategy	1997	—	—	1994
Prime Reserve	—	—	2004	1994
Real Estate	1997	—	—	1997
TRP Reserve Investment	—	—	2004	1997
Retirement	2002	—	—	2002
Science & Technology	—	1988	—	1987
Short-Term Bond	—	—	2004	1983
Small-Cap Stock	—	1994	—	1992
Small-Cap Value	—	1994	—	1988
Spectrum	2001	—	—	1990
State Tax-Free Income Trust	—	—	2004	1986
Summit	—	—	2004	1993
Summit Municipal	—	—	2004	1993
Tax-Efficient	1997	—	—	1997
Tax-Exempt Money	—	—	2004	1983
Tax-Free High Yield	—	—	2004	1984
Tax-Free Income	—	—	2004	1983
Tax-Free Intermediate	—	—	2004	1992
Tax-Free Short-Intermediate	—	—	2004	1983
U.S. Bond Index	—	—	2004	2000
U.S. Treasury	—	—	2004	1989
Value	1997	—	—	1994

Officers

Fund	Name	Position Held With Fund
All funds	Roger L. Fiery III Gregory S. Golczewski Henry H. Hopkins Julie L. Waples Joseph A. Carrier Patricia B. LippertJohn R. Gilner	Vice President Vice President Vice President Vice President Treasurer Secretary Chief Compliance Officer

Fund	Name	Position Held With Fund
Balanced	Richard T. Whitney E. Frederick Bair Stephen W. Boesel Wendy R. Diffenbaugh Raymond A. Mills Edmund M. Notzon III Mark J. Vaselkiv (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President
Blue Chip Growth	Larry J. Puglia
Jeffrey W. Arricale
P. Robert Bartolo
D. Kyle Cerminara
Donald J. Easley
Henry M. Ellenbogen
Robert N. Gensler
Thomas J. Huber
Kris H. Jenner
Timothy E. Parker
Karen M. Regan
Jeffrey Rottinghaus
Robert W. Sharps
Robert W. Smith
Joshua K. Spencer
(See preceding table for remaining officers)
President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President

California Tax-Free Income Trust California Tax-Free Bond California Tax-Free Money	Mary J. Miller
Joseph K. Lynagh
Konstantine B. Mallas
Hugh D. McGuirk
Steven G. Brooks
G. Richard Dent
Alan D. Levenson
James M. McDonald
Linda A. Murphy
M. Helena Condez
T. Dylan Jones
Timothy G. Taylor
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President

Capital Appreciation	Stephen W. Boesel Jeffrey W. Arricale David R. Giroux Andrew M. Brooks Patrick S. Cassidy David M. Lee John D. Linehan Brian C. Rogers David J. Wallack (See preceding table for remaining officers)	President Executive Vice President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Capital Opportunity	William J. Stromberg
Kennard W. Allen
Jeffrey W. Arricale
Laurie M. Bertner
David R. Giroux
Ann M. Holcomb
Michael W. Holton
Philip A. Nestico
Charles G. Pepin
Joshua K. Spencer
Richard T. Whitney
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Corporate Income	David A. Tiberii Mark J. Vaselkiv Steven G. Brooks Jennifer A. Callaghan Patrick S. Cassidy Vernon A. Reid, Jr. Thea N. Williams (See preceding table for remaining officers)	President Executive Vice President Vice President Vice President Vice President Vice President Vice President
Developing Technologies	Michael F. Sola
Jeffrey Rottinghaus
Kennard W. Allen
Christopher W. Carlson
David J. Eiswert
Henry M. Ellenbogen
Robert N. Gensler
Jill L. Hauser
Joshua K. Spencer
Wenhua Zhang
(See preceding table for remaining officers)
President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Diversified Mid-Cap Growth	Donald J. Peters Donald J. Easley Sudhir Nanda Philip A. Nestico John F. Wakeman Mark R. Weigman (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President
Diversified Small-Cap Growth	Paul W. Wojcik Richard T. Whitney E. Frederick Bair Donald J. Easley Christopher W. Edge John H. Laporte Sudhir Nanda Philip A. Nestico Donald J. Peters (See preceding table for remaining officers)	President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Dividend Growth	Thomas J. Huber
P. Robert Bartolo
David R. Giroux
Michael W. Holton
David M. Lee
Jason Nogueira
Timothy E. Parker
Donald J. Peters
Karen M. Regan
William J. Stromberg
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Equity Income	Brian C. Rogers Jeffrey W. Arricale Stephen W. Boesel Andrew M. Brooks Mark S. Finn David R. Giroux Michael W. Holton John D. Linehan William J. Stromberg (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Financial Services	Michael W. Holton
Jeffrey W. Arricale
R. Scott Berg
D. Kyle Cerminara
Anna M. Dopkin
Philip A. Nestico
Federico Santilli
Robert W. Sharps
Gabriel Solomon
J. David Wagner
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Global Technology	Robert N. Gensler
Kennard W. Allen
R. Scott Berg
Donald J. Easley
David J. Eiswert
Anh Lu
Hiroaki Owaki
D. James Prey III
Jeffrey Rottinghaus
Michael F. Sola
Joshua K. Spencer
Wenhua Zhang
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
GNMA	Connice A. Bavely Keir R. Joyce Alan D. Levenson Mary J. Miller John D. Wells (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President
Growth & Income	Anna M. Dopkin
Francisco Alonso
Jeffrey W. Arricale
Timothy F. Bei
Laurie M. Bertner
David R. Giroux
Michael W. Holton
David M. Lee
Sudhir Nanda
Karen M. Regan
Robert W. Sharps
Joshua K. Spencer
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Growth Stock	Robert W. Smith
Robert W. Sharps
P. Robert Bartolo
D. Kyle Cerminara
Anna M. Dopkin
Henry M. Ellenbogen
Joseph B. Fath
Robert N. Gensler
Kris H. Jenner
D. James Prey III
Larry J. Puglia
Michael F. Sola
Joshua K. Spencer
(See preceding table for remaining officers)
President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Health Sciences	Kris H. Jenner
Laurie M. Bertner
Susan J. Klein
John H. Laporte
Jay S. Markowitz
Jason Nogueira
Charles G. Pepin
Gregory S. Pinsky
John C.A. Sherman
Taymour R. Tamaddon
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
High Yield	Mark J. Vaselkiv Andrew M. Brooks Robert N. Gensler Paul A. Karpers Kevin P. Loome Michael J. McGonigle Walter P. Stuart III Thomas E. Tewksbury Thea N. Williams (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Index Trust Equity Index 500 Extended Equity Market Index Total Equity Market Index	E. Frederick Bair Wendy R. Diffenbaugh Sudhir Nanda Ken D. Uematsu Richard T. Whitney Paul W. Wojcik (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President
Inflation Protected Bond	Daniel O. Shackelford
Connice A. Bavely
Brian J. Brennan
Alan D. Levenson
Cheryl A. Mickel
Mary J. Miller
Edmund M. Notzon III
Vernon A. Reid, Jr.Jennifer A. Callaghan
Michael J. Grogan
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
Institutional Equity Funds Institutional Large-Cap Core Growth Institutional Large-Cap Growth Institutional Large-Cap Value Institutional Mid-Cap Equity Growth Institutional Small-Cap Stock	Brian C. Rogers
Brian W.H. Berghuis
John D. Linehan
Gregory A. McCrickard
Larry J. Puglia
Robert W. Sharps
Robert W. Smith
Preston G. Athey
Stephen W. Boesel
Anna M. Dopkin
M. Campbell Gunn
Thomas J. Huber
Joseph M. Milano
Charles G. Pepin
John F. Wakeman
David J. Wallack
Richard T. Whitney
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President

Institutional Income Funds Institutional Core Plus Institutional High Yield	Mary J. Miller
Brian J. Brennan
Mark J. Vaselkiv
Connice A. Bavely
Andrew M. Brooks
Michael J. Conelius
Robert N. Gensler
Paul A. Karpers
Ian D. Kelson
Kevin P. Loome
Michael J. McGonigle
Daniel O. Shackelford
Walter P. Stuart III
Thomas E. Tewksbury
David A. Tiberii
Thea N. Williams
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President

Institutional International Funds Institutional Emerging Markets Equity Institutional Foreign Equity	David J.L. Warren Christopher D. Alderson Mark C.J. Bickford-Smith M. Campbell Gunn R. Todd Ruppert Dean Tenerelli William F. Wendler II Edward A. Wiese (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
International Funds
 Emerging Europe & Mediterranean
 Emerging Markets Bond
 Emerging Markets Stock
 European Stock
 Global Stock
 International Bond
 International Discovery
 International Growth & Income
 International Stock
 Japan
 Latin America
 New Asia

David J.L. Warren
Robert N. Gensler
Raymond A. Mills
Christopher D. Alderson
M. Kamran Baig
Mark C.J. Bickford-Smith
Brian J. Brennan
Michael J. Conelius
Frances Dydasco
Mark J.T. Edwards
M. Campbell Gunn
Michael W. Holton
Kris H. Jenner
Ian D. Kelson
John D. Linehan
Anh Lu
Philip A. Nestico
Charles M. Ober
David Oestreicher
Gonzalo Px87 ngaro
Christopher J. Rothery
Robert W. Smith
Dean Tenerelli
Justin Thomson
William F. Wendler II
Richard T. Whitney
Edward A. Wiese
Ann B. Cranmer
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President

International Equity Index	E. Frederick Bair Jeanne M. Aldave Neil Smith Ken D. Uematsu Richard T. Whitney Paul W. Wojcik (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President
Media & Telecommunications	Robert N. Gensler P. Robert Bartolo Henry M. Ellenbogen Kara Cheseby David J. Eiswert Joseph B. Fath D. James Prey III Robert W. Smith Ernest C. Yeung Wenhua Zhang (See preceding table for remaining officers)	President Executive Vice President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Mid-Cap Growth	Brian W.H. Berghuis
John F. Wakeman
P. Robert Bartolo
R. Scott Berg
Anna M. Dopkin
Henry M. Ellenbogen
Kris H. Jenner
Robert J. Marcotte
Joseph M. Milano
Jeffrey Rottinghaus
(See preceding table for remaining officers)
President Executive Vice PresidentVice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Mid-Cap Value	David J. Wallack
P. Robert Bartolo
Laurie M. Bertner
Christopher W. Carlson
Kara Cheseby
Henry M. Ellenbogen
Gregory A. McCrickard
Heather K. McPherson
Joseph M. Milano
J. David Wagner
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
New America Growth	Joseph M. Milano Jeffrey W. Arricale R. Scott Berg Brian W.H. Berghuis Robert J. Marcotte Jeffrey Rottinghaus Robert W. Sharps Robert W. Smith (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
New Era	Charles M. Ober Mark S. Finn Susan J. Klein David M. Lee John D. Linehan Heather K. McPherson Timothy E. Parker David J. Wallack (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
New Horizons	John H. Laporte
Kennard W. Allen
Francisco Alonso
P. Robert Bartolo
R. Scott Berg
Brian W.H. Berghuis
Christopher W. Carlson
Hugh M. Evans III
Joseph B. Fath
Kris H. Jenner
Jay S. Markowitz
Timothy E. Parker
Jeffrey Rottinghaus
Michael F. Sola
John F. Wakeman
Wenhua Zhang
Francies W. Hawks
(See preceding table for remaining officers)
President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President

New Income	Daniel O. Shackelford
Connice A. Bavely
Brian J. Brennan
Patrick S. Cassidy
Alan D. Levenson
Edmund M. Notzon III
Vernon A. Reid, Jr.
David A. Tiberii
Jennifer A. Callaghan
Michael J. Grogan
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
Personal Strategy Funds Personal Strategy Balanced Personal Strategy Growth Personal Strategy Income	Edmund M. Notzon III
Stephen W. Boesel
Larry J. Puglia
Kenneth D. Fuller
John H. Laporte
Mary J. Miller
Raymond A. Mills
Brian C. Rogers
Charles M. Shriver
Mark J. Vaselkiv
Richard T. Whitney
(See preceding table for remaining officers)
President Executive Vice President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Prime Reserve	James M. McDonald
Steven G. Brooks
Brian E. Burns
Patrick S. Cassidy
Alisa Fiumara
Alan D. Levenson
Joseph K. Lynagh
Mary J. Miller
Susan G. Troll
Edward A. Wiese
Terri L. Hett
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Real Estate	David M. Lee Stephen W. Boesel Anna M. Dopkin Joseph B. Fath Thomas J. Huber Philip A. Nestico Charles M. Ober Theodore E. Robson (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
TRP Reserve Investment Funds TRP Government Reserve Investment TRP Reserve Investment	James M. McDonald Steven G. Brooks Brian E. Burns Patrick S. Cassidy Alan D. Levenson Joseph K. Lynagh Mary J. Miller Edward A. Wiese Terri L. Hett (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Retirement Funds Retirement 2005 Retirement 2010 Retirement 2015 Retirement 2020 Retirement 2025 Retirement 2030 Retirement 2035 Retirement 2040 Retirement 2045 Retirement Income	Edmund M. Notzon III
Stephen W. Boesel
Brian W.H. Berghuis
Jerome A. Clark
Kenneth D. Fuller
John H. Laporte
David M. Lee
Gregory A. McCrickard
Mary J. Miller
Larry J. Puglia
Brian C. Rogers
Mark J. Vaselkiv
David J.L. Warren
Richard T. Whitney
Edward A. Wiese
(See preceding table for remaining officers)
President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President

Science & Technology	Michael F. Sola
Kennard W. Allen
Donald J. Easley
David J. Eiswert
Henry M. Ellenbogen
Robert N. Gensler
Jill L. Hauser
Anh Lu
D. James Prey IIIJeffrey Rottinghaus
Joshua K. Spencer
Wenhua Zhang
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Short-Term Bond	Edward A. Wiese
Connice A. Bavely
Brian J. Brennan
Steven G. Brooks
Jennifer A. Callaghan
Patrick S. Cassidy
Charles B. Hill
Cheryl A. Mickel
Vernon A. Reid, Jr.
Daniel O. Shackelford
John D. Wells
Bridget A. Ebner
Michael J. Grogan
Keir R. Joyce
(See preceding table for remaining officers)
President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President

Small-Cap Stock	Gregory A. McCrickard
Francisco Alonso
Preston G. Athey
Hugh M. Evans III
Kris H. Jenner
Robert J. Marcotte
Jay S. Markowitz
Joseph M. Milano
Curt J. Organt
Charles G. Pepin
Michael F. Sola
J. David Wagner
Wenhua Zhang
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Small-Cap Value	Preston G. Athey Hugh M. Evans III Susan J. Klein Gregory A. McCrickard Curt J. Organt J. David Wagner David J. Wallack Wenhua Zhang Francies W. Hawks (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Spectrum Funds Spectrum Growth Spectrum Income Spectrum International	Edmund M. Notzon III
Stephen W. Boesel
Mary J. Miller
David J.L. Warren
Mark C.J. Bickford-Smith
Kenneth D. Fuller
John H. Laporte
Raymond A. Mills
Brian C. Rogers
Charles M. Shriver
(See preceding table for remaining officers)
President Executive Vice President Executive Vice President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President
State Tax-Free Income Trust
 Florida Intermediate Tax-Free
 Georgia Tax-Free Bond
 Maryland Short-Term Tax-Free Bond
 Maryland Tax-Free Bond
 Maryland Tax-Free Money
 New Jersey Tax-Free Bond
 New York Tax-Free Bond
 New York Tax-Free Money
 Virginia Tax-Free Bond

Mary J. Miller
Charles B. Hill
Joseph K. Lynagh
Konstantine B. Mallas
Hugh D. McGuirk
Steven G. Brooks
Jonathan M. Chirunga
G. Richard Dent
Marcy M. Lash
Alan D. Levenson
James M. McDonald
Linda A. Murphy
M. Helena Condez
T. Dylan Jones
Philip J. Kligman
Timothy G. Taylor
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President

Summit Funds Summit Cash Reserves Summit GNMA	Edward A. Wiese
Connice A. Bavely
James M. McDonald
Steven G. Brooks
Brian E. Burns
Patrick S. Cassidy
Alisa Fiumara
Keir R. Joyce
Alan D. Levenson
Joseph K. Lynagh
Cheryl A. Mickel
Mary J. Miller
Susan G. Troll
John D. Wells
Terri L. Hett
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President

Summit Municipal Funds Summit Municipal Money Market Summit Municipal Intermediate Summit Municipal Income	Mary J. Miller
Charles B. Hill
Joseph K. Lynagh
Konstantine B. Mallas
Steven G. Brooks
G. Richard Dent
Alan D. Levenson
James M. McDonald
Hugh D. McGuirk
James M. Murphy
Edward A. Wiese
M. Helena Condez
T. Dylan Jones
Philip J. Kligman
Timothy G. Taylor
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President

Tax-Efficient Funds Tax-Efficient Balanced Tax-Efficient Growth Tax-Efficient Multi-Cap Growth	Donald J. Peters Hugh D. McGuirk Donald J. Easley Jill L. Hauser Mary J. Miller William J. Stromberg Mark R. Weigman (See preceding table for remaining officers)	President Executive Vice President Vice President Vice President Vice President Vice President Vice President
Tax-Exempt Money	Joseph K. Lynagh Steven G. Brooks G. Richard Dent Marcy M. Lash Alan D. Levenson James M. McDonald Mary J. Miller Edward A. Wiese M. Helena Condez T. Dylan Jones (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
Tax-Free High Yield	James M. Murphy G. Richard Dent Charles B. Hill Marcy M. Lash Konstantine B. Mallas Hugh D. McGuirk Mary J. Miller (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President
Tax-Free Income	Mary J. Miller Jonathan M. Chirunga G. Richard Dent Charles B. Hill Marcy M. Lash Konstantine B. Mallas Hugh D. McGuirk James M. Murphy Timothy G. Taylor (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Tax-Free Intermediate Bond	Charles B. Hill Konstantine B. Mallas Hugh D. McGuirk Edward A. Wiese Philip J. Kligman Timothy G. Taylor (See preceding table for remaining officers)	President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
Tax-Free Short-Intermediate	Charles B. Hill Marcy M. Lash Konstantine B. Mallas Hugh D. McGuirk Mary J. Miller Edward A. Wiese Philip J. Kligman Timothy G. Taylor (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
U.S. Bond Index	Edmund M. Notzon III Charles M. Shriver (See preceding table for remaining officers)	President Executive Vice President
U.S. Treasury Funds U.S. Treasury Intermediate U.S. Treasury Long-Term U.S. Treasury Money	Mary J. Miller
Brian J. Brennan
James M. McDonald
Cheryl A. Mickel
Steven G. Brooks
Brian E. Burns
Alan D. Levenson
Joseph K. Lynagh
Vernon A. Reid, Jr.
Daniel O. Shackelford
Michael J. Grogan
Terri L. Hett
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President

Value	John D. Linehan Jeffrey W. Arricale Stephen W. Boesel Andrew M. Brooks Kara Cheseby David R. Giroux Michael W. Holton Heather K. McPherson Brian C. Rogers (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President

Officers

Name, Year of Birth, and Principal Occupation(s)	Position(s) Held With Fund(s)
Jeanne M. Aldave, 1971 Assistant Vice President, T. Rowe Price	Vice President, International Index Fund
Christopher D. Alderson, 1962 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	Vice President, Institutional International Funds and International Funds
Kennard W. Allen, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;	Vice President, Capital Opportunity Fund, Developing Technologies Fund, Global Technology Fund, New Horizons Fund, and Science & Technology Fund
Francisco Alonso, 1978 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Growth & Income Fund, New Horizons Fund, and Small-Cap Stock Fund
Jeffrey W. Arricale, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	Executive Vice President, Capital Appreciation Fund; Vice President, Blue Chip Growth Fund, Capital Opportunity Fund, Equity Income Fund, Financial Services Fund, Growth & Income Fund, New America Growth Fund, and Value Fund

Preston G. Athey, 1949 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA, CIC	President, Small-Cap Value Fund; Vice President, Institutional Equity Funds and Small-Cap Stock Fund
M. Kamran Baig, 1962
Vice President, T. Rowe Price Group, Inc. and T. Rowe Price
International, Inc.; formerly Head of European Research and
Senior Portfolio Manager/Research Analyst, Goldman Sachs
Asset Management (to 2004)
Vice President, International Funds
E. Frederick Bair, 1969 Vice President, T. Rowe Price and T. Rowe Price Trust Company; CFA, CPA	President, Index Trust and International Index Fund; Vice President, Balanced Fund and Diversified Small-Cap Growth Fund
P. Robert Bartolo, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	Executive Vice President, Media & Telecommunications Fund; Vice President, Blue Chip Growth Fund, Dividend Growth Fund, Growth Stock Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, and New Horizons Fund

Connice A. Bavely, 1951 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, GNMA Fund; Executive Vice President, Summit Funds; Vice President, Inflation Protected Bond Fund, Institutional Income Funds, New Income Fund, and Short-Term Bond Fund
Timothy F. Bei, 1973 Vice President, T. Rowe Price; formerly student, University of Virginia (to 2003)	Vice President, Growth & Income Fund
R. Scott Berg, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly student, Stanford Graduate School of Business (to 2002)	Vice President, Financial Services Fund, Global Technology Fund, Mid-Cap Growth Fund, New America Growth Fund, and New Horizons Fund
Brian W.H. Berghuis, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Mid-Cap Growth Fund; Executive Vice President, Institutional Equity Funds; Vice President, New America Growth Fund, New Horizons Fund, and Retirement Funds
Laurie M. Bertner, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Opportunity Fund, Growth & Income Fund, Health Sciences Fund, and Mid-Cap Value Fund
Mark C.J. Bickford-Smith, 1962 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, Institutional International Funds, International Funds, and Spectrum Funds
Stephen W. Boesel, 1944 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, Capital Appreciation Fund; Executive Vice President, Personal Strategy Funds, Retirement Funds, and Spectrum Funds; Vice President, Balanced Fund, Equity Income Fund, Institutional Equity Funds, Real Estate Fund, and Value Fund

Brian J. Brennan, 1964 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	Executive Vice President, Institutional Income Funds and U.S. Treasury Funds; Vice President, Inflation Protected Bond Fund, International Funds, New Income Fund, and Short-Term Bond Fund
Andrew M. Brooks, 1956 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Appreciation Fund, Equity Income Fund, High Yield Fund, Institutional Income Funds, and Value Fund
Steven G. Brooks, 1954 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, California Tax-Free Funds, Corporate Income Fund, Prime Reserve Fund, TRP Reserve Investment Funds, Short-Term Bond Fund, State Tax-Free Funds, Summit Funds, Summit Municipal Funds, Tax-Exempt Money Fund, and U.S. Treasury Funds

Brian E. Burns, 1960 Assistant Vice President, T. Rowe Price	Vice President, Prime Reserve Fund, TRP Reserve Investment Funds, Summit Funds, and U.S. Treasury Funds
Jennifer A. Callaghan, 1969 Vice President, T. Rowe Price	Vice President, Corporate Income Fund and Short-Term Bond Fund; Assistant Vice President, Inflation Protected Bond Fund and New Income Fund
Christopher W. Carlson, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Developing Technologies Fund, Mid-Cap Value Fund, and New Horizons Fund
Joseph A. Carrier, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company; CPA	Treasurer, all funds
Patrick S. Cassidy, 1964 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Capital Appreciation Fund, Corporate Income Fund, New Income Fund, Prime Reserve Fund, TRP Reserve Investment Funds, Short-Term Bond Fund, and Summit Funds
D. Kyle Cerminara, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Blue Chip Growth Fund, Financial Services Fund, and Growth Stock Fund
Kara Cheseby, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Media & Telecommunications Fund, Mid-Cap Value Fund, and Value Fund
Jonathan M. Chirunga, 1966 Vice President, T. Rowe Price	Vice President, State Tax-Free Funds and Tax-Free Income Fund
Jerome A. Clark, 1961 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company; CFA	Vice President, Retirement Funds
M. Helena Condez, 1962 Assistant Vice President, T. Rowe Price	Assistant Vice President, California Tax-Free Funds, State Tax-Free Funds, Summit Municipal Funds, and Tax-Exempt Money Fund
Michael J. Conelius, 1964 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; CFA	Vice President, Institutional Income Funds and International Funds
Ann B. Cranmer, 1947
Vice President, T. Rowe Price Group, Inc. and T. Rowe Price
International, Inc.; Vice President and Secretary, T. Rowe Price
Global Asset Management Limited and T. Rowe Price Global
Investment Services Limited; FCIS
Assistant Vice President, International Funds
G. Richard Dent, 1960 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, California Tax-Free Funds, State Tax-Free Funds, Summit Municipal Funds, Tax-Exempt Money Fund, Tax-Free High Yield Fund, and Tax-Free Income Fund
Wendy R. Diffenbaugh, 1953 Vice President, T. Rowe Price	Vice President, Balanced Fund and Index Trust
Anna M. Dopkin, 1967 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Growth & Income Fund; Vice President, Financial Services Fund, Growth Stock Fund, Institutional Equity Funds, Mid-Cap Growth Fund, and Real Estate Fund
Frances Dydasco, 1966 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds
Donald J. Easley, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Blue Chip Growth Fund, Diversified Mid-Cap Growth Fund, Diversified Small-Cap Growth Fund, Global Technology Fund, Science & Technology Fund, and Tax-Efficient Funds
Bridget A. Ebner, 1970 Employee, T. Rowe Price	Assistant Vice President, Short-Term Bond Fund
Christopher W. Edge, 1969 Vice President, T. Rowe Price	Vice President, Diversified Small-Cap Growth Fund
Mark J.T. Edwards, 1957 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds
David J. Eiswert, 1972 Vice President, T. Rowe Price; formerly Analyst, Mellon Growth Advisors and Fidelity Management and Research (to 2003); CFA	Vice President, Developing Technologies Fund, Global Technology Fund, Media & Telecommunications Fund, and Science & Technology Fund
Henry M. Ellenbogen, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Media & Telecommunications Fund; Vice President, Blue Chip Growth Fund, Developing Technologies Fund, Growth Stock Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, and Science & Technology Fund

Hugh M. Evans III, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, New Horizons Fund, Small-Cap Stock Fund, and Small-Cap Value Fund
Joseph B. Fath, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	Vice President, Growth Stock Fund, Media & Telecommunications Fund, New Horizons Fund, and Real Estate Fund
Roger L. Fiery III, 1959 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company; CPA	Vice President, all funds
Mark S. Finn, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA, CPA	Vice President, Equity Income Fund and New Era Fund
Alisa Fiumara, 1974 Assistant Vice President, T. Rowe Price; CFA	Vice President, Prime Reserve Fund and Summit Funds
Kenneth D. Fuller, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Personal Strategy Funds, Retirement Funds, and Spectrum Funds
Robert N. Gensler, 1957 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	President, Global Technology Fund and Media & Telecommunications Fund; Executive Vice President, International Funds; Vice President, Blue Chip Growth Fund, Developing Technologies Fund, Growth Stock Fund, High Yield Fund, Institutional Income Funds, and Science & Technology Fund

John R. Gilner, 1961 Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc. and T. Rowe Price Investment Services, Inc.	Chief Compliance Officer, all funds
David R. Giroux, 1975 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Executive Vice President, Capital Appreciation Fund; Vice President, Capital Opportunity Fund, Dividend Growth Fund, Equity Income Fund, Growth & Income Fund, and Value Fund
Gregory S. Golczewski, 1966 Vice President, T. Rowe Price and T. Rowe Price Trust Company	Vice President, all funds
Michael J. Grogan, 1971 Assistant Vice President, T. Rowe Price; CFA	Assistant Vice President, Inflation Protected Bond Fund, New Income Fund, Short-Term Bond Fund, and U.S. Treasury Funds
M. Campbell Gunn, 1956 Vice President, T. Rowe Price Global Investment Services Limited, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	Vice President, Institutional Equity Funds, Institutional International Funds, and International Funds
Jill L. Hauser, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Developing Technologies Fund, Science & Technology Fund, and Tax-Efficient Funds
Francies W. Hawks, 1944 Assistant Vice President, T. Rowe Price	Assistant Vice President, New Horizons Fund and Small-Cap Value Fund
Terri L. Hett, 1959 Employee, T. Rowe Price	Assistant Vice President, Prime Reserve Fund, TRP Reserve Investment Funds, Summit Funds, and U.S. Treasury Funds
Charles B. Hill, 1961 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Tax-Free Intermediate Bond Fund and Tax-Free Short-Intermediate Fund; Executive Vice President, State Tax-Free Funds and Summit Municipal Funds; Vice President, Short-Term Bond Fund, Tax-Free High Yield Fund, and Tax-Free Income Fund

Ann M. Holcomb, 1972 Vice President, T. Rowe Price and T. Rowe Price Trust Company; CFA	Vice President, Capital Opportunity Fund
Michael W. Holton, 1968 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Financial Services Fund; Vice President, Capital Opportunity Fund, Dividend Growth Fund, Equity Income Fund, Growth & Income Fund, International Funds, and Value Fund
Henry H. Hopkins, 1942
Director and Vice President, T. Rowe Price Investment
Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price
Trust Company; Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.
Vice President, all funds
Thomas J. Huber, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Dividend Growth Fund; Vice President, Blue Chip Growth Fund, Institutional Equity Funds, and Real Estate Fund
Kris H. Jenner, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; M.D., D. Phil.	President, Health Sciences Fund; Vice President, Blue Chip Growth Fund, Growth Stock Fund, International Funds, Mid-Cap Growth Fund, New Horizons Fund, and Small-Cap Stock Fund
T. Dylan Jones, 1971 Assistant Vice President, T. Rowe Price	Assistant Vice President, California Tax-Free Funds, State Tax-Free Funds, Summit Municipal Funds, and Tax-Exempt Money Fund
Keir R. Joyce, 1972 Vice President, T. Rowe Price	Vice President, GNMA Fund and Summit Funds; Assistant Vice President, Short-Term Bond Fund
Paul A. Karpers, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, High Yield Fund and Institutional Income Funds
Ian D. Kelson, 1956 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	Vice President, Institutional Income Funds and International Funds
Susan J. Klein, 1950 Vice President, T. Rowe Price	Vice President, Health Sciences Fund, New Era Fund, and Small-Cap Value Fund
Philip J. Kligman, 1974 Assistant Vice President, T. Rowe Price; CFA	Assistant Vice President, State Tax-Free Funds, Summit Municipal Funds, Tax-Free Intermediate Bond Fund, and Tax-Free Short-Intermediate Fund
Marcy M. Lash, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, State Tax-Free Funds, Tax-Exempt Money Fund, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund
David M. Lee, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Real Estate Fund; Vice President, Capital Appreciation Fund, Dividend Growth Fund, Growth & Income Fund, New Era Fund, and Retirement Funds
Alan D. Levenson, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Ph.D.	Vice President, California Tax-Free Funds, GNMA Fund, Inflation Protected Bond Fund, New Income Fund, Prime Reserve Fund, TRP Reserve Investment Funds, State Tax-Free Funds, Summit Funds, Summit Municipal Funds, Tax-Exempt Money Fund, and U.S. Treasury Funds

John D. Linehan, 1965 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; CFA	President, Value Fund; Executive Vice President, Institutional Equity Funds; Vice President, Capital Appreciation Fund, Equity Income Fund, International Funds, and New Era Fund
Patricia B. Lippert, 1953 Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.	Secretary, all funds
Kevin P. Loome, 1967 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; CFA	Vice President, High Yield Fund and Institutional Income Funds
Anh Lu, 1968 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, Global Technology Fund, International Funds, and Science & Technology Fund
Joseph K. Lynagh, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Tax-Exempt Money Fund; Executive Vice President, California Tax-Free Funds, State Tax-Free Funds, and Summit Municipal Funds; Vice President, Prime Reserve Fund, TRP Reserve Investment Funds, Summit Funds, and U.S. Treasury Funds

Konstantine B. Mallas, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, California Tax-Free Funds, State Tax-Free Funds, and Summit Municipal Funds; Vice President, Tax-Free High Yield Fund, Tax-Free Income Fund, Tax-Free Intermediate Bond Fund, and Tax-Free Short-Intermediate Fund

Robert J. Marcotte, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Mid-Cap Growth Fund, New America Growth Fund, and Small-Cap Stock Fund
Jay S. Markowitz, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; M.D.	Vice President, Health Sciences Fund, New Horizons Fund, and Small-Cap Stock Fund
Gregory A. McCrickard, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Small-Cap Stock Fund; Executive Vice President, Institutional Equity Funds; Vice President, Mid-Cap Value Fund, Retirement Funds, and Small-Cap Value Fund
James M. McDonald, 1949 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, Prime Reserve Fund and TRP Reserve Investment Funds; Executive Vice President, Summit Funds and U.S. Treasury Funds; Vice President, California Tax-Free Funds, State Tax-Free Funds, Summit Municipal Funds, and Tax-Exempt Money Fund

Michael J. McGonigle, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, High Yield Fund and Institutional Income Funds
Hugh D. McGuirk, 1960 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Executive Vice President, California Tax-Free Funds, State Tax-Free Funds, and Tax-Efficient Funds; Vice President, Summit Municipal Funds, Tax-Free High Yield Fund, Tax-Free Income Fund, Tax-Free Intermediate Bond Fund, and Tax-Free Short-Intermediate Fund

Heather K. McPherson, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	Vice President, Mid-Cap Value Fund, New Era Fund, and Value Fund
Cheryl A. Mickel, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Executive Vice President, U.S. Treasury Funds; Vice President, Inflation Protected Bond Fund, Short-Term Bond Fund, and Summit Funds
Joseph M. Milano, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, New America Growth Fund; Vice President, Institutional Equity Funds, Mid-Cap Growth Fund, Mid-Cap Value Fund, and Small-Cap Stock Fund
Raymond A. Mills, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; Ph.D., CFA	Executive Vice President, International Funds; Vice President, Balanced Fund, Personal Strategy Funds, and Spectrum Funds
James M. Murphy, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Tax-Free High Yield Fund; Vice President, Summit Municipal Funds and Tax-Free Income Fund
Linda A. Murphy, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, California Tax-Free Funds and State Tax-Free Funds
Sudhir Nanda, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Ph.D., CFA	Vice President, Diversified Mid-Cap Growth Fund, Diversified Small-Cap Growth Fund, Growth & Income Fund, and Index Trust
Philip A. Nestico, 1976 Vice President, T. Rowe Price	Vice President, Capital Opportunity Fund, Diversified Mid-Cap Growth Fund, Diversified Small-Cap Growth Fund, Financial Services Fund, International Funds, and Real Estate Fund
Jason Nogueira, 1974 Employee, T. Rowe Price; formerly Healthcare Equity Analyst, Putnam Investments (to 2004); student, Harvard Business School (to 2003); CFA	Vice President, Dividend Growth Fund and Health Sciences Fund
Edmund M. Notzon III, 1945 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company; Ph.D., CFA	President, Personal Strategy Funds, Retirement Funds, Spectrum Funds, and U.S. Bond Index Fund; Vice President, Balanced Fund, Inflation Protected Bond Fund, and New Income Fund
Charles M. Ober, 1950 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, New Era Fund; Vice President, International Funds and Real Estate Fund
David Oestreicher, 1967
Vice President, T. Rowe Price, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment
Services Limited, T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., T. Rowe Price Investment Services, Inc.,
and T. Rowe Price Trust Company
Vice President, International Funds
Curt J. Organt, 1968 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Small-Cap Stock Fund and Small-Cap Value Fund
Hiroaki Owaki, 1962 Vice President, T. Rowe Price Global Investment Services Limited; formerly Senior Investment Analyst, ABN Amro Asset Management (to 2004); CFA	Vice President, Global Technology Fund
Gonzalo Px87 ngaro, 1968 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; CFA	Vice President, International Funds
Timothy E. Parker, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;	Vice President, Blue Chip Growth Fund, Dividend Growth Fund, New Era Fund, and New Horizons Fund
Charles G. Pepin, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Opportunity Fund, Health Sciences Fund, Institutional Equity Funds, and Small-Cap Stock Fund
Donald J. Peters, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Diversified Mid-Cap Growth Fund and Tax-Efficient Funds; Vice President, Diversified Small-Cap Growth Fund and Dividend Growth Fund
Gregory S. Pinsky, 1975 Employee, T. Rowe Price; formerly student, University of Chicago Graduate School of Business and intern, T. Rowe Price (to 2004); Associate, One Equity Partners (to 2002); CPA	Vice President, Health Sciences Fund
D. James Prey III, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Global Technology Fund, Growth Stock Fund, Media & Telecommunications Fund, and Science & Technology Fund
Larry J. Puglia, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA, CPA	President, Blue Chip Growth Fund; Executive Vice President, Institutional Equity Funds and Personal Strategy Funds; Vice President, Growth Stock Fund and Retirement Funds
Karen M. Regan, 1967 Vice President, T. Rowe Price	Vice President, Blue Chip Growth Fund, Dividend Growth Fund, and Growth & Income Fund
Vernon A. Reid, Jr., 1954 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Corporate Income Fund, Inflation Protected Bond Fund, New Income Fund, Short-Term Bond Fund, and U.S. Treasury Funds
Theodore E. Robson, 1965 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; CFA	Vice President, Real Estate Fund
Brian C. Rogers, 1955 Chief Investment Officer, Director, and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director and Vice President, T. Rowe Price Trust Company; CFA, CIC	President, Equity Income Fund and Institutional Equity Funds; Vice President, Capital Appreciation Fund, Personal Strategy Funds, Retirement Funds, Spectrum Funds, and Value Fund
Christopher J. Rothery, 1963 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds
Jeffrey Rottinghaus, 1970 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	Executive Vice President, Developing Technologies Fund; Vice President, Blue Chip Growth Fund, Global Technology Fund, Mid-Cap Growth Fund, New America Growth Fund, New Horizons Fund, and Science & Technology Fund

R. Todd Ruppert, 1956
Chief Executive Officer, Director, and President, T. Rowe Price
Global Asset Management Limited and T. Rowe Price Global
Investment Services Limited; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan
Services, Inc., and T. Rowe Price Trust Company
Vice President, Institutional International Funds
Federico Santilli, 1974 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; CFA	Vice President, Financial Services Fund
Daniel O. Shackelford, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Inflation Protected Bond Fund and New Income Fund; Vice President, Institutional Income Funds, Short-Term Bond Fund, and U.S. Treasury Funds
Robert W. Sharps, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA, CPA	Executive Vice President, Growth Stock Fund and Institutional Equity Funds; Vice President, Blue Chip Growth Fund, Financial Services Fund, Growth & Income Fund, and New America Growth Fund
John C.A. Sherman, 1972 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, Health Sciences Fund
Charles M. Shriver, 1967 Vice President, T. Rowe Price; CFA	Executive Vice President, U.S. Bond Index Fund; Vice President, Personal Strategy Funds and Spectrum Funds
Neil Smith, 1972 Vice President, T. Rowe Price International, Inc.	Vice President, International Index Fund
Robert W. Smith, 1961 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company	President, Growth Stock Fund; Executive Vice President, Institutional Equity Funds; Vice President, Blue Chip Growth Fund, International Funds, Media & Telecommunications Fund, and New America Growth Fund

Michael F. Sola, 1969 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Developing Technologies Fund and Science & Technology Fund; Vice President, Global Technology Fund, Growth Stock Fund, New Horizons Fund, and Small-Cap Stock Fund
Gabriel Solomon, 1977
Employee, T. Rowe Price; formerly student, Wharton Business
School (to 2004); Equity Analyst Intern, Wellington
Management Company, LLP (to 2003); consultant, Sibson
Management Consulting (to 2002)
Vice President, Financial Services Fund
Joshua K. Spencer, 1973 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Research Analyst and Sector Fund Portfolio Manager, Fidelity Investments (to 2004); CFA	Vice President, Blue Chip Growth Fund, Capital Opportunity Fund, Developing Technologies Fund, Global Technology Fund, Growth & Income Fund, Growth Stock Fund, and Science & Technology Fund
William J. Stromberg, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Capital Opportunity Fund; Vice President, Dividend Growth Fund, Equity Income Fund, and Tax-Efficient Funds
Walter P. Stuart III, 1960 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, High Yield Fund and Institutional Income Funds
Taymour R. Tamaddon, 1976 Employee, T. Rowe Price; formerly intern, T. Rowe Price (to 2004)	Vice President, Health Sciences Fund
Timothy G. Taylor, 1975 Assistant Vice President, T. Rowe Price; CFA	Assistant Vice President, California Tax-Free Funds, State Tax-Free Funds, Summit Municipal Funds, Tax-Free Income Fund, Tax-Free Intermediate Bond Fund, and Tax-Free Short-Intermediate Fund
Dean Tenerelli, 1964 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, Institutional International Funds and International Funds
Thomas E. Tewksbury, 1961 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, High Yield Fund and Institutional Income Funds
Justin Thomson, 1968 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds
David A. Tiberii, 1965 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Corporate Income Fund; Vice President, Institutional Income Funds and New Income Fund
Susan G. Troll, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	Vice President, Prime Reserve Fund and Summit Funds
Ken D. Uematsu, 1966 Assistant Vice President, T. Rowe Price; CFA	Vice President, Index Trust and International Index Fund
Mark J. Vaselkiv, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, High Yield Fund; Executive Vice President, Corporate Income Fund and Institutional Income Funds; Vice President, Balanced Fund, Personal Strategy Funds, and Retirement Funds
J. David Wagner, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Financial Services Fund, Mid-Cap Value Fund, Small-Cap Stock Fund, and Small-Cap Value Fund
John F. Wakeman, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Mid-Cap Growth Fund; Vice President, Diversified Mid-Cap Growth Fund, Institutional Equity Funds, and New Horizons Fund
David J. Wallack, 1960 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Mid-Cap Value Fund; Vice President, Capital Appreciation Fund, Institutional Equity Funds, New Era Fund, and Small-Cap Value Fund
Julie L. Waples, 1970 Vice President, T. Rowe Price	Vice President, all funds
David J.L. Warren, 1957
Director and Vice President, T. Rowe Price; Vice President,
T. Rowe Price Group, Inc.; Chief Executive Officer, Director,
and President, T. Rowe Price International, Inc.; Director,
T. Rowe Price Global Asset Management Limited and T. Rowe
Price Global Investment Services Limited
President, Institutional International Funds and International Funds; Executive Vice President, Spectrum Funds; Vice President, Retirement Funds
Mark R. Weigman, 1962 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA, CIC	Vice President, Diversified Mid-Cap Growth Fund and Tax-Efficient Funds
John D. Wells, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Savings Bank	Vice President, GNMA Fund, Short-Term Bond Fund, and Summit Funds
William F. Wendler II, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Institutional International Funds and International Funds
Richard T. Whitney, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company; CFA	President, Balanced Fund; Executive Vice President, Diversified Small-Cap Growth Fund; Vice President, Capital Opportunity Fund, Index Trust, Institutional Equity Funds, International Funds, International Index Fund, Personal Strategy Funds, and Retirement Funds

Edward A. Wiese, 1959 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Chief Investment Officer, Director, and Vice President, T. Rowe Price Savings Bank; CFA	President, Short-Term Bond Fund and Summit Funds; Vice President, Institutional International Funds, International Funds, Prime Reserve Fund, TRP Reserve Investment Funds, Retirement Funds, Summit Municipal Funds, Tax-Exempt Money Fund, Tax-Free Intermediate Bond Fund, and Tax-Free Short-Intermediate Fund

Thea N. Williams, 1961 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Corporate Income Fund, High Yield Fund, and Institutional Income Funds
Paul W. Wojcik, 1970 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Diversified Small-Cap Growth Fund; Vice President, Index Trust and International Index Funds
Ernest C. Yeung, 1979 Assistant Vice President, T. Rowe Price International, Inc.; CFA	Vice President, Media & Telecommunications Fund
Wenhua Zhang, 1970 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA, CPA	Vice President, Developing Technologies Fund, Global Technology Fund, Media & Telecommunications Fund, New Horizons Fund, Science & Technology Fund, Small-Cap Stock Fund, and Small-Cap Value Fund

Directors` Compensation

The funds do not pay pension or retirement benefits to their directors or officers. The following table shows remuneration paid by the funds to the independent directors. In addition to directors` fees payable to all independent directors, each director serving on the Audit Committee received $7,500 for such service for the calendar year 2005, while the chairman of the Audit Committee received $15,000 for such service for the calendar year 2005. The Lead Independent Director received $135,000 for the calendar year 2005. Also, any director of the fund who is an officer or employee of T. Rowe Price or T. Rowe Price International (inside directors) does not receive any remuneration from the funds.

The following table shows the total compensation from the funds paid to the directors for the calendar year 2005:
Directors	Total Compensation
Casey	$38,306
Deering	150,000
Dick	160,750
Fagin	159,500
Horn	156,250
Linaweaver	216,500
Rodgers	125,000
Schreiber	152,000

The following table shows the amounts paid to the directors based on accrued compensation for the calendar year 2005:
Fund	Aggregate Compensation From Fund
	Casey	Deering	Dick	Fagin	Horn	Linaweaver	Rodgers	Schreiber
Balanced	$938	$1,774	$1,898	$1,871	$1,844	$2,603	$1,797	$1,793
Blue Chip Growth	938	3,223	3,454	3,401	3,348	4,634	3,203	3,257
California Tax-Free Bond	0	870	926	931	907	1,234	779	883
California Tax-Free Money	0	754	810	818	786	1,049	605	767
Capital Appreciation	938	2,875	3,082	3,017	2,989	4,182	2,923	2,899
Capital Opportunity	364	737	791	798	770	1,027	619	750
Corporate Income	0	839	900	903	874	1,181	733	852
Developing Technologies	182	688	739	743	713	948	540	701
Diversified Mid-Cap Growth	211	695	744	751	725	957	552	708
Diversified Small-Cap Growth	267	716	769	773	748	987	584	728
Dividend Growth	740	1,178	1,262	1,254	1,228	1,727	1,192	1,193
Emerging Europe & Mediterranean	0	1,182	1,263	1,252	1,231	1,719	0	1,195
Emerging Markets Bond	0	1,014	1,086	1,088	1,057	1,452	0	1,028
Emerging Markets Stock	0	1,507	1,609	1,590	1,569	2,233	0	1,522
Equity Income	938	4,484	4,820	4,828	4,676	6,269	4,275	4,566
Equity Index 500	941	2,667	2,862	2,805	2,776	3,894	2,815	2,698
European Stock	0	1,313	1,405	1,395	1,369	1,921	0	1,329
Extended Equity Market Index	599	819	879	883	854	1,162	744	832
Financial Services	632	918	982	982	958	1,310	882	932
Florida Intermediate Tax-Free	0	758	810	816	788	1,058	610	770
Georgia Tax-Free Bond	0	751	805	810	784	1,045	605	764
Global Stock	0	832	891	899	868	1,161	0	845
Global Technology	326	734	788	791	767	1,023	615	750
GNMA	0	1,468	1,569	1,554	1,526	2,166	1,407	1,485
TRP Government Reserve Investment	0	1,402	1,503	1,485	1,461	2,069	1,355	1,421
Growth & Income	938	1,569	1,680	1,664	1,633	2,309	1,550	1,589
Growth Stock	938	3,359	3,608	3,562	3,500	4,816	3,383	3,406
Health Sciences	932	1,438	1,538	1,523	1,496	2,125	1,404	1,455
High Yield	0	2,294	2,462	2,421	2,387	3,351	2,603	2,323
Inflation Protected Bond	0	751	807	810	783	1,045	602	763
Institutional Core Plus	0	702	757	759	734	969	528	714
Institutional Emerging Markets Equity	0	835	893	899	872	1,158	0	848
Institutional Foreign Equity	0	977	1,051	1,051	1,023	1,385	0	992
Institutional High Yield	0	989	1,057	1,057	1,030	1,417	946	1,003
Institutional Large-Cap Core Growth	169	679	732	737	712	944	535	691
Institutional Large-Cap Growth	443	740	793	798	771	1,032	618	752
Institutional Large-Cap Value	350	741	795	798	774	1,032	625	753
Institutional Mid-Cap Equity Growth	649	947	1,016	1,014	988	1,359	931	960
Institutional Small-Cap Stock	650	950	1,019	1,019	991	1,374	936	964
International Bond	0	1,797	1,921	1,898	1,873	2,662	0	1,815
International Discovery	0	1,576	1,685	1,664	1,639	2,340	0	1,593
International Equity Index	0	845	903	909	879	1,176	0	857
International Growth & Income	0	1,416	1,510	1,497	1,473	2,085	0	1,430
International Stock	0	2,867	3,076	3,017	2,986	4,210	0	2,899
Japan	0	918	982	985	955	1,295	0	935
Latin America	0	1,201	1,284	1,273	1,250	1,737	0	1,214
Maryland Short-Term Tax-Free Bond	0	810	869	871	844	1,139	687	823
Maryland Tax-Free Bond	0	1,459	1,560	1,545	1,519	2,155	1,400	1,480
Maryland Tax-Free Money	0	768	821	828	799	1,077	629	780
Media & Telecommunications	804	1,285	1,374	1,362	1,337	1,891	1,251	1,300
Mid-Cap Growth	938	3,785	4,070	4,045	3,945	5,374	3,757	3,848
Mid-Cap Value	938	2,774	2,977	2,918	2,888	4,045	2,873	2,805
New America Growth	768	1,254	1,342	1,333	1,305	1,853	1,226	1,270
New Asia	0	1,605	1,713	1,693	1,669	2,389	0	1,621
New Era	938	1,991	2,133	2,094	2,073	2,929	2,096	2,011
New Horizons	938	2,832	3,043	2,983	2,949	4,128	2,891	2,867
New Income	0	2,067	2,215	2,177	2,151	3,032	2,129	2,096
New Jersey Tax-Free Bond	0	797	856	859	833	1,123	675	810
New York Tax-Free Bond	0	848	909	910	884	1,205	745	861
New York Tax-Free Money	0	760	813	818	792	1,062	614	772
Personal Strategy Balanced	855	1,366	1,461	1,445	1,421	2,024	1,321	1,382
Personal Strategy Growth	777	1,222	1,305	1,294	1,270	1,796	1,219	1,236
Personal Strategy Income	657	959	1,026	1,026	999	1,379	954	973
Prime Reserve	0	2,548	2,736	2,686	2,652	3,716	2,782	2,579
Real Estate	785	1,219	1,302	1,294	1,269	1,794	1,221	1,233
TRP Reserve Investment	0	3,191	3,428	3,357	3,323	4,631	3,051	3,228
Retirement 2005	620	859	922	923	898	1,227	809	872
Retirement 2010	912	1,383	1,479	1,463	1,441	2,051	1,358	1,398
Retirement 2015	737	1,081	1,158	1,148	1,126	1,577	1,146	1,094
Retirement 2020	938	1,464	1,565	1,545	1,522	2,166	1,458	1,479
Retirement 2025	694	997	1,068	1,062	1,041	1,444	1,019	1,010
Retirement 2030	812	1,239	1,323	1,313	1,289	1,826	1,237	1,253
Retirement 2035	553	793	849	852	828	1,118	705	805
Retirement 2040	652	913	976	975	951	1,306	889	926
Retirement 2045(a)	124	367	389	383	382	522	386	367
Retirement Income	657	934	1,001	1,000	974	1,343	920	947
Science & Technology	938	2,248	2,416	2,376	2,342	3,284	2,581	2,278
Short-Term Bond	0	1,462	1,565	1,550	1,521	2,158	1,391	1,480
Small-Cap Stock	938	3,005	3,232	3,170	3,132	4,368	3,007	3,043
Small-Cap Value	938	2,634	2,827	2,772	2,740	3,843	2,806	2,665
Spectrum Growth	938	1,849	1,982	1,955	1,924	2,717	1,890	1,871
Spectrum Income	938	2,419	2,598	2,555	2,521	3,540	2,708	2,448
Spectrum International	388	751	802	808	780	1,047	634	763
Summit Cash Reserves	0	2,183	2,343	2,298	2,275	3,203	2,535	2,208
Summit GNMA	0	738	793	796	771	1,019	582	751
Summit Municipal Income	0	774	828	833	806	1,083	636	787
Summit Municipal Intermediate	0	826	882	885	859	1,163	710	838
Summit Municipal Money Market	0	1,041	1,116	1,111	1,086	1,504	1,027	1,056
Tax-Efficient Balanced	186	689	739	745	719	942	543	702
Tax-Efficient Growth	240	709	759	766	739	978	573	721
Tax-Efficient Multi-Cap Growth	168	679	732	736	712	946	535	691
Tax-Exempt Money	0	1,364	1,460	1,442	1,420	2,026	1,303	1,379
Tax-Free High Yield	0	1,457	1,560	1,542	1,516	2,149	1,400	1,474
Tax-Free Income	0	1,585	1,699	1,679	1,652	2,341	1,549	1,604
Tax-Free Intermediate Bond	0	808	862	868	839	1,132	679	821
Tax-Free Short-Intermediate	0	1,047	1,121	1,116	1,092	1,505	1,041	1,061
Total Equity Market Index	629	908	972	973	947	1,296	872	921
U.S. Bond Index	0	794	852	854	830	1,113	666	807
U.S. Treasury Intermediate	0	870	930	934	907	1,227	778	883
U.S. Treasury Long-Term	0	845	905	908	881	1,193	740	858
U.S. Treasury Money	0	1,283	1,372	1,360	1,335	1,893	1,236	1,299
Value	938	1,964	2,105	2,070	2,044	2,890	2,044	1,986
Virginia Tax-Free Bond	0	991	1,060	1,056	1,032	1,424	955	1,005

Expenses are for the period May 31, 2005, through December 31, 2005.

Directors` Holdings in the Price Funds

The following tables set forth the Price Fund holdings of the independent and inside directors, as of December 31, 2005 unless otherwise indicated.

Aggregate Holdings, All Funds	Independent Directors
	Casey	Deering	Dick	Fagin	Horn	Rodgers	Schreiber
	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
Balanced	over $100,000	None	None	None	None	None	None
Blue Chip Growth	None	None	$10,001-$50,000	over $100,000	$50,001-$100,000	None	None
Blue Chip Growth Fund—Advisor Class	None	None	None	None	None	None	None
Blue Chip Growth Fund— R Class	None	None	None	None	None	None	None
Blue Chip Growth Portfolio	None	None	None	None	None	None	None
Blue Chip Growth Portfolio—II	None	None	None	None	None	None	None
California Tax-Free Bond	None	None	None	None	None	None	None
California Tax-Free Money	None	None	None	None	None	None	None
Capital Appreciation	None	None	over $100,000	None	None	$10,001-$50,000	None
Capital Appreciation Fund—Advisor Class	None	None	None	None	None	None	None
Capital Opportunity	None	None	None	None	None	None	None
Capital Opportunity Fund—Advisor Class	None	None	None	None	None	None	None
Capital Opportunity Fund—R Class	None	None	None	None	None	None	None
Corporate Income	None	None	None	None	None	None	None
Developing Technologies	None	None	None	None	None	None	None
Diversified Mid-Cap Growth	None	None	None	$50,001-$100,000	None	None	None
Diversified Small-Cap Growth	None	None	None	None	None	None	None
Dividend Growth	None	None	None	$50,001-$100,000	$50,001-$100,000	None	None
Dividend Growth Fund—Advisor Class	None	None	None	None	None	None	None
Emerging Europe & Mediterranean	None	None	None	None	None	None	None
Emerging Markets Bond	None	None	None	None	None	None	None
Emerging Markets Stock	None	over $100,000	None	None	None	$50,001-$100,000(a)	None
Equity Income	over $100,000	over $100,000	$50,001-$100,000	over $100,000	None	None	None
Equity Income Fund—Advisor Class	None	None	None	None	None	None	None
Equity Income Fund— R Class	None	None	None	None	None	None	None
Equity Income Portfolio	None	None	None	None	None	None	None
Equity Income Portfolio—II	None	None	None	None	None	None	None
Equity Index 500	over $100,000	None	None	None	None	None	None
Equity Index 500 Portfolio	None	None	None	None	None	None	None
European Stock	None	over $100,000	$10,001-$50,000	$10,001-$50,000	None	None	None
Extended Equity Market Index	None	None	None	None	None	None	None
Financial Services	None	None	$10,001-$50,000	None	None	None	None
Florida Intermediate Tax-Free	None	None	None	None	None	None	None
Georgia Tax-Free Bond	None	None	None	None	None	None	None
Global Stock	None	None	$50,001-$100,000	$10,001-$50,000	None	None	None
Global Technology	None	None	None	None	None	None	None
GNMA	None	None	None	None	None	None	over $100,000
TRP Government Reserve Investment	None	None	None	None	None	None	None
Growth & Income	None	None	$1-$10,000	None	None	None	over $100,000
Growth Stock	over $100,000	over $100,000	$10,001-$50,000	None	None	None	None
Growth Stock Fund—Advisor Class	None	None	None	None	None	None	None
Growth Stock Fund— R Class	None	None	None	None	None	None	None
Health Sciences	None	None	$10,001-$50,000	$50,001-$100,000	None	None	None
Health Sciences Portfolio	None	None	None	None	None	None	None
Health Sciences Portfolio—II	None	None	None	None	None	None	None
High Yield	None	None	$50,001-$100,000	None	$1-$10,000	None	over $100,000
High Yield Fund—Advisor Class	None	None	None	None	None	None	None
Inflation Protected Bond	None	None	None	None	None	None	None
Institutional Core Plus	None	None	None	None	None	None	None
Institutional Emerging Markets Equity	None	None	None	None	None	None	None
Institutional Foreign Equity	None	None	None	None	None	None	None
Institutional High Yield	None	None	None	None	None	None	None
Institutional Large-Cap Core Growth	None	None	None	None	None	None	None
Institutional Large-Cap Growth	None	None	None	None	None	None	None
Institutional Large-Cap Value	None	None	None	None	None	None	None
Institutional Mid-Cap Equity Growth	None	None	None	None	None	None	None
Institutional Small-Cap Stock	None	None	None	None	None	None	None
International Bond	None	$50,001-$100,000	over $100,000	None	None	None	None
International Bond Fund—Advisor Class	None	None	None	None	None	None	None
International Discovery	None	$50,001-$100,000	$10,001-$50,000	None	None	$50,001-$100,000(a)	None
International Equity Index	None	None	None	None	None	None	None
International Growth & Income	None	None	None	None	None	None	None
International Growth & Income Fund—Advisor Class	None	None	None	None	None	None	None
International Growth & Income Fund—R Class	None	None	None	None	None	None	None
International Stock	None	over $100,000	None	over $100,000	None	None	None
International Stock Fund—Advisor Class	None	None	None	None	None	None	None
International Stock Fund— R Class	None	None	None	None	None	None	None
International Stock Portfolio	None	None	None	None	None	None	None
Japan	None	over $100,000	None	None	None	None	None
Latin America	None	None	None	None	None	None	None
Limited-Term Bond Portfolio	None	None	None	None	None	None	None
Limited-Term Bond Portfolio—II	None	None	None	None	None	None	None
Maryland Short-Term Tax-Free Bond	None	None	None	None	None	None	None
Maryland Tax-Free Bond	None	None	None	None	None	None	None
Maryland Tax-Free Money	None	None	None	None	None	None	None
Media & Telecommunications	$10,001-$50,000	over $100,000	None	None	None	None	None
Mid-Cap Growth	None	over $100,000	$10,001-$50,000	over $100,000	None	None	None
Mid-Cap Growth Fund—Advisor Class	None	None	None	None	None	None	None
Mid-Cap Growth Fund— R Class	None	None	None	None	None	None	None
Mid-Cap Growth Portfolio	None	None	None	None	None	None	None
Mid-Cap Growth Portfolio—II	None	None	None	None	None	None	None
Mid-Cap Value	None	None	None	over $100,000	None	None	None
Mid-Cap Value Fund—Advisor Class	None	None	None	None	None	None	None
Mid-Cap Value Fund— R Class	None	None	None	None	None	None	None
New America Growth	None	None	None	None	None	$50,001-$100,000	None
New America Growth Fund—Advisor Class	None	None	None	None	None	None	None
New America Growth Portfolio	None	None	None	None	None	None	None
New Asia	None	None	None	$10,001-$50,000	None	$50,001-$100,000(a)	None
New Era	None	None	None	None	None	None	None
New Horizons	over $100,000	over $100,000	$10,001-$50,000	$1-$10,000	None	over $100,000(a)	None
New Income	None	None	$50,001-$100,000	None	None	None	over $100,000
New Income Fund—Advisor Class	None	None	None	None	None	None	None
New Income Fund— R Class	None	None	None	None	None	None	None
New Jersey Tax-Free Bond	None	None	None	None	None	None	None
New York Tax-Free Bond	None	None	None	None	None	None	None
New York Tax-Free Money	None	None	None	None	None	None	None
Personal Strategy Balanced	None	None	None	None	None	None	None
Personal Strategy Balanced Portfolio	None	None	None	None	None	None	None
Personal Strategy Growth	None	None	None	None	None	None	None
Personal Strategy Income	None	None	None	None	None	None	None
Prime Reserve	None	None	over $100,000	None	None	$10,001-$50,000	$10,001-$50,000
Prime Reserve Portfolio	None	None	None	None	None	None	None
Real Estate	$10,001-$50,000	None	None	None	None	None	None
Real Estate Fund—Advisor Class	None	None	None	None	None	None	None
TRP Reserve Investment	None	None	None	None	None	None	None
Retirement 2005	None	None	None	None	None	None	None
Retirement 2010	None	None	None	None	None	None	None
Retirement 2010 Fund—Advisor Class	None	None	None	None	None	None	None
Retirement 2010 Fund— R Class	None	None	None	None	None	None	None
Retirement 2015	None	None	None	None	None	None	None
Retirement 2020	None	None	None	None	$10,001-$50,000	None	None
Retirement 2020 Fund—Advisor Class	None	None	None	None	None	None	None
Retirement 2020 Fund— R Class	None	None	None	None	None	None	None
Retirement 2025	None	None	None	None	None	None	None
Retirement 2030	None	None	None	None	None	None	None
Retirement 2030 Fund—Advisor Class	None	None	None	None	None	None	None
Retirement 2030 Fund— R Class	None	None	None	None	None	None	None
Retirement 2035	None	None	None	None	None	None	None
Retirement 2040	None	None	None	None	None	None	None
Retirement 2040 Fund—Advisor Class	None	None	None	None	None	None	None
Retirement 2040 Fund— R Class	None	None	None	None	None	None	None
Retirement 2045	None	None	None	None	None	None	None
Retirement Income	None	None	None	None	None	None	None
Retirement Income Fund—Advisor Class	None	None	None	None	None	None	None
Retirement Income Fund— R Class	None	None	None	None	None	None	None
Science & Technology	None	None	None	None	None	None	None
Science & Technology Fund—Advisor Class	None	None	None	None	None	None	None
Short-Term Bond	None	None	None	$50,001-$100,000	None	None	over $100,000
Short-Term Bond Fund—Advisor Class	None	None	None	None	None	None	None
Small-Cap Stock	None	None	$10,001-$50,000	over $100,000	None	None	None
Small-Cap Stock Fund—Advisor Class	None	None	None	None	None	None	None
Small-Cap Value	over $100,000	None	$10,001-$50,000	None	None	None	None
Small-Cap Value Fund—Advisor Class	None	None	None	None	None	None	None
Spectrum Growth	None	None	None	None	None	over $100,000(a)	None
Spectrum Income	None	None	None	None	None	None	None
Spectrum International	None	None	None	None	None	None	None
Summit Cash Reserves	None	None	over $100,000	over $100,000	over $100,000	None	$1-$10,000
Summit GNMA	None	None	None	None	None	None	None
Summit Municipal Income	None	None	None	None	None	None	over $100,000
Summit Municipal Intermediate	None	None	None	over $100,000	None	None	over $100,000
Summit Municipal Money Market	None	None	None	$10,001-$50,000	None	None	$50,001-$100,000
Tax-Efficient Balanced	None	None	None	None	None	None	None
Tax-Efficient Growth	None	None	None	None	None	None	None
Tax-Efficient Multi-Cap Growth	None	None	None	None	None	None	None
Tax-Exempt Money	None	None	None	None	None	None	$1-$10,000
Tax-Free High Yield	None	None	None	$10,001-$50,000	None	None	over $100,000
Tax-Free Income	None	None	None	None	None	None	over $100,000
Tax-Free Income Fund—Advisor Class	None	None	None	None	None	None	None
Tax-Free Intermediate Bond	None	None	None	None	None	None	None
Tax-Free Short-Intermediate	None	over $100,000	None	over $100,000	None	None	over $100,000
Total Equity Market Index	None	None	None	None	None	None	None
U.S. Bond Index	None	None	None	None	None	None	None
U.S. Treasury Intermediate	None	None	$50,001-$100,000	None	None	None	over $100,000
U.S. Treasury Long-Term	None	None	None	None	None	None	over $100,000
U.S. Treasury Money	None	None	None	None	None	None	$1-$10,000
Value	None	None	$10,001-$50,000	over $100,000	None	None	over $100,000
Value Fund—Advisor Class	None	None	None	None	None	None	None
Virginia Tax-Free Bond	None	None	None	None	None	None	None

(a)Holdings are current as of January 3, 2006.

Aggregate Holdings, All Funds	Inside Directors
	Kennedy	Laporte	Miller	Riepe
	over $100,000	over $100,000	over $100,000	over $100,000
Balanced	None	None	None	over $100,000
Blue Chip Growth	None	None	None	None
Blue Chip Growth Fund—Advisor Class	None	None	None	None
Blue Chip Growth Fund—R Class	None	None	None	None
Blue Chip Growth Portfolio	None	None	None	None
Blue Chip Growth Portfolio—II	None	None	None	None
California Tax-Free Bond	None	None	None	None
California Tax-Free Money	None	None	None	None
Capital Appreciation	over $100,000	over $100,000	None	over $100,000
Capital Appreciation Fund—Advisor Class	None	None	None	None
Capital Opportunity	$10,001-$50,000	over $100,000	None	None
Capital Opportunity Fund—Advisor Class	None	None	None	None
Capital Opportunity Fund—R Class	None	None	None	None
Corporate Income	None	None	None	None
Developing Technologies	None	over $100,000	over $100,000	None
Diversified Mid-Cap Growth	None	None	None	None
Diversified Small-Cap Growth	None	None	None	None
Dividend Growth	$50,001-$100,000	None	None	None
Dividend Growth Fund—Advisor Class	None	None	None	None
Emerging Europe & Mediterranean	None	None	None	None
Emerging Markets Bond	None	None	None	None
Emerging Markets Stock	over $100,000	None	None	over $100,000
Equity Income	$10,001-$50,000	None	over $100,000	over $100,000
Equity Income Fund—Advisor Class	None	None	None	None
Equity Income Fund—R Class	None	None	None	None
Equity Income Portfolio	None	None	None	None
Equity Income Portfolio—II	None	None	None	None
Equity Index 500	None	None	None	None
Equity Index 500 Portfolio	None	None	None	None
European Stock	None	$10,001-$50,000	$50,001-$100,000	over $100,000
Extended Equity Market Index	None	None	None	None
Financial Services	None	None	None	None
Florida Intermediate Tax-Free	None	None	None	None
Georgia Tax-Free Bond	None	None	None	None
Global Stock	None	None	None	None
Global Technology	None	None	None	None
GNMA	None	None	None	None
TRP Government Reserve Investment	None	None	None	None
Growth & Income	None	None	None	over $100,000
Growth Stock	over $100,000	over $100,000	None	None
Growth Stock Fund—Advisor Class	None	None	None	None
Growth Stock Fund—R Class	None	None	None	None
Health Sciences	over $100,000	None	None	None
Health Sciences Portfolio	None	None	None	None
Health Sciences Portfolio—II	None	None	None	None
High Yield	None	None	None	over $100,000
High Yield Fund—Advisor Class	None	None	None	None
Inflation Protected Bond	None	None	None	None
Institutional Core Plus	None	None	None	None
Institutional Emerging Markets Equity	None	None	None	None
Institutional Foreign Equity	None	None	None	None
Institutional High Yield	None	None	None	None
Institutional Large-Cap Core Growth	None	None	None	None
Institutional Large-Cap Growth	None	None	None	None
Institutional Large-Cap Value	None	None	None	None
Institutional Mid-Cap Equity Growth	None	None	None	None
Institutional Small-Cap Stock	None	None	None	None
International Bond	None	None	over $100,000	None
International Bond Fund—Advisor Class	None	None	None	None
International Discovery	over $100,000	over $100,000	None	$1-$10,000
International Equity Index	None	None	None	None
International Growth & Income	None	None	None	None
International Growth & Income Fund—Advisor Class	None	None	None	None
International Growth & Income Fund—R Class	None	None	None	None
International Stock	over $100,000	over $100,000	over $100,000	None
International Stock Fund—Advisor Class	None	None	None	None
International Stock Fund—R Class	None	None	None	None
International Stock Portfolio	None	None	None	None
Japan	over $100,000	None	$50,001-$100,000	over $100,000
Latin America	$50,001-$100,000	None	None	None
Limited-Term Bond Portfolio	None	None	None	None
Limited-Term Bond Portfolio—II	None	None	None	None
Maryland Short-Term Tax-Free Bond	None	None	over $100,000	None
Maryland Tax-Free Bond	None	over $100,000	over $100,000	None
Maryland Tax-Free Money	None	None	over $100,000	None
Media & Telecommunications	over $100,000	None	None	None
Mid-Cap Growth	over $100,000	over $100,000	None	$50,001-$100,000
Mid-Cap Growth Fund—Advisor Class	None	None	None	None
Mid-Cap Growth Fund—R Class	None	None	None	None
Mid-Cap Growth Portfolio	None	None	None	None
Mid-Cap Growth Portfolio—II	None	None	None	None
Mid-Cap Value	over $100,000	None	None	None
Mid-Cap Value Fund—Advisor Class	None	None	None	None
Mid-Cap Value Fund—R Class	None	None	None	None
New America Growth	over $100,000	over $100,000	None	None
New America Growth Fund—Advisor Class	None	None	None	None
New America Growth Portfolio	None	None	None	None
New Asia	over $100,000	over $100,000	over $100,000	$10,001-$50,000
New Era	over $100,000	None	over $100,000	None
New Horizons	None	over $100,000	over $100,000	None
New Income	None	$50,001-$100,000	None	None
New Income Fund—Advisor Class	None	None	None	None
New Income Fund—R Class	None	None	None	None
New Jersey Tax-Free Bond	None	None	None	None
New York Tax-Free Bond	None	None	None	None
New York Tax-Free Money	None	None	None	None
Personal Strategy Balanced	None	None	None	None
Personal Strategy Balanced Portfolio	None	None	None	None
Personal Strategy Growth	None	None	None	None
Personal Strategy Income	None	None	None	None
Prime Reserve	over $100,000	$10,001-$50,000	None	over $100,000
Prime Reserve Portfolio	None	None	None	None
Real Estate	None	None	None	None
Real Estate Fund—Advisor Class	None	None	None	None
TRP Reserve Investment	None	None	None	None
Retirement 2005	None	None	None	None
Retirement 2010	None	None	None	None
Retirement 2010 Fund—Advisor Class	None	None	None	None
Retirement 2010 Fund—R Class	None	None	None	None
Retirement 2015	None	None	None	None
Retirement 2020	None	None	None	None
Retirement 2020 Fund—Advisor Class	None	None	None	None
Retirement 2020 Fund—R Class	None	None	None	None
Retirement 2025	None	None	None	None
Retirement 2030	None	None	None	None
Retirement 2030 Fund—Advisor Class	None	None	None	None
Retirement 2030 Fund—R Class	None	None	None	None
Retirement 2035	None	None	None	None
Retirement 2040	None	None	None	None
Retirement 2040 Fund—Advisor Class	None	None	None	None
Retirement 2040 Fund—R Class	None	None	None	None
Retirement 2045	None	None	None	None
Retirement Income	None	None	None	None
Retirement Income Fund—Advisor Class	None	None	None	None
Retirement Income Fund—R Class	None	None	None	None
Science & Technology	None	over $100,000	$10,001-$50,000	None
Science & Technology Fund—Advisor Class	None	None	None	None
Short-Term Bond	None	None	over $100,000	over $100,000
Short-Term Bond Fund—Advisor Class	None	None	None	None
Small-Cap Stock	over $100,000	None	$10,001-$50,000	None
Small-Cap Stock Fund—Advisor Class	None	None	None	None
Small-Cap Value	None	None	None	over $100,000
Small-Cap Value Fund—Advisor Class	None	None	None	None
Spectrum Growth	None	None	None	None
Spectrum Income	None	None	None	None
Spectrum International	None	None	None	None
Summit Cash Reserves	over $100,000	over $100,000	None	over $100,000
Summit GNMA	None	None	None	None
Summit Municipal Income	None	None	None	None
Summit Municipal Intermediate	None	None	None	None
Summit Municipal Money Market	over $100,000	None	None	over $100,000
Tax-Efficient Balanced	None	None	over $100,000	None
Tax-Efficient Growth	None	None	None	None
Tax-Efficient Multi-Cap Growth	None	None	None	None
Tax-Exempt Money	over $100,000	None	over $100,000	None
Tax-Free High Yield	None	None	None	None
Tax-Free Income	None	None	over $100,000	None
Tax-Free Income Fund—Advisor Class	None	None	None	None
Tax-Free Intermediate Bond	None	None	None	None
Tax-Free Short-Intermediate	None	None	None	over $100,000
Total Equity Market Index	None	None	None	None
U.S. Bond Index	None	None	None	None
U.S. Treasury Intermediate	None	None	None	None
U.S. Treasury Long-Term	None	None	$50,001-$100,000	None
U.S. Treasury Money	None	None	None	None
Value	over $100,000	over $100,000	$50,001-$100,000	over $100,000
Value Fund—Advisor Class	None	None	None	None
Virginia Tax-Free Bond	None	None	None	None

Portfolio Managers` Holdings in the Price Funds

The following table sets forth the Price Fund holdings of each fund`s portfolio manager(s).
Fund		Range of Fund Holdings as of Fund`s Fiscal Year a	All Funds Range as of 12/31/05
Portfolio Manager
Balanced	Richard T. Whitney Edmund M. Notzon III	$100,001—$500,000none	over $1,000,000$500,001—$1,000,000
Blue Chip Growth	Larry J. Puglia	$500,001—$1,000,000	over $1,000,000
Capital Appreciation	Stephen W. Boesel	$500,001—$1,000,000(b)	over $1,000,000
Capital Opportunity	William J. Stromberg	$100,001—$500,000	over $1,000,000
Corporate Income	David A. Tiberii	$1—$10,000	$100,001—$500,000
Developing Technologies	Jeffrey Rottinghaus	$10,001—$50,000(b)	$500,001—$1,000,000
Diversified Mid-Cap Growth	Donald J. Peters	$100,001—$500,000	over $1,000,000
Diversified Small-Cap Growth	Paul W. Wojcik	$100,001—$500,000	$100,001—$500,000
Dividend Growth	Thomas J. Huber	$100,001—$500,000	over $1,000,000
Emerging Europe & Mediterranean	Christopher D. Alderson	none	over $1,000,000
Emerging Markets Bond	Michael J. Conelius	$100,001—$500,000	$500,001—$1,000,000
Emerging Markets Stock	Christopher D. Alderson Frances Dydasco Mark J.T. Edwards Gonzalo Px87 ngaro	$100,001—$500,000 none none $50,001—$100,000	over $1,000,000 none $500,001—$1,000,000 over $1,000,000
Equity Income	Brian C. Rogers	over $1,000,000	over $1,000,000
Equity Index 500	Eugene F. Bair	$10,001—$50,000	$100,001—$500,000
European Stock	Dean Tenerelli	none	none
Extended Equity Market Index	Eugene F. Bair	$1—$10,000	$100,001—$500,000
Financial Services	Michael W. Holton	$10,001—$50,000	$100,001—$500,000
Global Stock	Robert N. Gensler	$500,001—$1,000,000	over $1,000,000
Global Technology	Robert N. Gensler	$50,001—$100,000	over $1,000,000
GNMA	Connice A. Bavely	$10,001—$50,000	$100,001—$500,000
Growth & Income	Anna M. Dopkin	$100,001—$500,000	over $1,000,000
Growth Stock	Robert W. Smith	over $1,000,000(b)	over $1,000,000
Health Sciences	Kris H. Jenner	$100,001—$500,000	$100,001—$500,000
High Yield	Mark J. Vaselkiv	$100,001—$500,000	over $1,000,000
Inflation Protected Bond	Daniel O. Shackelford	$10,001—$50,000	$500,001—$1,000,000
International Bond	Ian D. Kelson	$100,001—$500,000	$100,001—$500,000
International Discovery	Frances Dydasco Mark J.T. Edwards M. Campbell Gunn Justin Thomson	none $500,001—$1,000,000 none $100,001—$500,000	none $500,001—$1,000,000 none $100,001—$500,000
International Equity Index	Eugene F. Bair	$1—$10,000	$100,001—$500,000
International Growth & Income	Raymond A. Mills, Ph.D.	$100,001—$500,000	$500,001—$1,000,000
International Stock	Mark C.J. Bickford-Smith Dean Tenerelli David J.L. Warren	$100,001—$500,000 none $100,001—$500,000	$100,001—$500,000 none $100,001—$500,000
Japan	M. Campbell Gunn David J.L. Warren	none $50,001—$100,000	none $100,001—$500,000
Latin America	Gonzalo Px87 ngaro	$100,001—$500,000	over $1,000,000
Maryland Short-Term Tax-Free Bond	Charles B. Hill	none	$500,001—$1,000,000
Maryland Tax-Free Bond	Hugh D. McGuirk	$10,001—$50,000	over $1,000,000
Maryland Tax-Free Money	Joseph K. Lynagh	$1—$10,000	over $1,000,000
Media & Telecommunications	P. Robert Bartolo Henry M. Ellenbogen	$50,001—$100,000(d)$50,001—$100,000(d)	$100,001—$500,000 $500,001—$1,000,000
Mid-Cap Growth	Brian W.H. Berghuis	over $1,000,000(b)	over $1,000,000
Mid-Cap Value	David J. Wallack	$100,001—$500,000	$500,001—$1,000,000
New America Growth	Joseph M. Milano	$100,001—$500,000	over $1,000,000
New Asia	Frances Dydasco Mark J.T. Edwards Anh Lu	none $100,001—$500,000 none	none $500,001—$1,000,000 none
New Era	Charles M. Ober	$100,001—$500,000	$500,001—$1,000,000
New Horizons	John H. Laporte	over $1,000,000(b)	over $1,000,000
New Income	Daniel O. Shackelford	$10,001—$50,000	$500,001—$1,000,000
Personal Strategy Balanced	Edmund M. Notzon III	$10,001—$50,000	$500,001—$1,000,000
Personal Strategy Growth	Edmund M. Notzon III	$10,001—$50,000	$500,001—$1,000,000
Personal Strategy Income	Edmund M. Notzon III	$10,001—$50,000	$500,001—$1,000,000
Prime Reserve	James M. McDonald	$100,001—$500,000	over $1,000,000
Real Estate	David M. Lee	$50,001—$100,000	over $1,000,000
Retirement 2005	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 $500,001—$1,000,000
Retirement 2010	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 $500,001—$1,000,000
Retirement 2015	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 $500,001—$1,000,000
Retirement 2020	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 $500,001—$1,000,000
Retirement 2025	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 $500,001—$1,000,000
Retirement 2030	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 $500,001—$1,000,000
Retirement 2035	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 $500,001—$1,000,000
Retirement 2040	Jerome A. Clark Edmund M. Notzon III	$100,001—$500,000 none	$500,001—$1,000,000 $500,001—$1,000,000
Retirement 2045	Jerome A. Clark Edmund M. Notzon III	none(e) none(e)	$500,001—$1,000,000 $500,001—$1,000,000
Retirement Income	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 $500,001—$1,000,000
Science & Technology	Michael F. Sola	$50,001—$100,000	over $1,000,000
Short-Term Bond	Edward A. Wiese	$100,001—$500,000	over $1,000,000
Small-Cap Stock	Gregory A. McCrickard	$100,001—$500,000	over $1,000,000
Small-Cap Value	Preston G. Athey	over $1,000,000	over $1,000,000
Spectrum Growth	Edmund M. Notzon III	$100,001—$500,000	$500,001—$1,000,000
Spectrum Income	Edmund M. Notzon III	$10,001—$50,000	$500,001—$1,000,000
Spectrum International	Mark C.J. Bickford-Smith	none	$100,001—$500,000
Summit Cash Reserves	James M. McDonald	$10,001—$50,000	over $1,000,000
Summit GNMA	Connice A. Bavely	none	$100,001—$500,000
Summit Municipal Income	Konstantine B. Mallas	$10,001—$50,000	$500,001—$1,000,000
Summit Municipal Intermediate	Charles B. Hill	$10,001—$50,000	$500,001—$1,000,000
Summit Municipal Money Market	Joseph K. Lynagh	none	over $1,000,000
Tax-Efficient Balanced	Hugh D. McGuirk Donald J. Peters	$1—$10,000$100,001—$500,000	over $1,000,000 over $1,000,000
Tax-Efficient Growth	Donald J. Peters	over $1,000,000	over $1,000,000
Tax-Efficient Multi-Cap Growth	Donald J. Peters	$100,001—$500,000	over $1,000,000
Tax-Exempt Money	Joseph K. Lynagh	none	over $1,000,000
Tax-Free High Yield	James M. Murphy	$10,001—$50,000	$500,001—$1,000,000
Tax-Free Income	Mary J. Miller	$100,001—$500,000	over $1,000,000
Tax-Free Intermediate Bond	Charles B. Hill	none	$500,001—$1,000,000
Tax-Free Short-Intermediate	Charles B. Hill	none	$500,001—$1,000,000
Total Equity Market Index	Eugene F. Bair Ken D. Uematsu	$1—$10,000 none(f)	$100,001—$500,000 $50,001—$100,000
U.S. Bond Index	Edmund M. Notzon III	$10,001—$50,000	$500,001—$1,000,000
U.S. Treasury Intermediate	Cheryl A. Mickel	$10,001—$50,000	$100,001—$500,000
U.S. Treasury Long-Term	Brian J. Brennan	$10,001—$50,000	$100,001—$500,000
U.S. Treasury Money	James M. McDonald	none	over $1,000,000
Value	John D. Linehan	$100,001—$500,000(b)	over $1,000,000

(a)See table on page 6 for the fiscal year of the funds. The range of fund holdings as of the fund`s fiscal year is updated concurrently with each fund`s prospectus date as shown in the table on page 6.

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(b)The range of holdings are as of December 31, 2005.

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(c)The individual assumed portfolio management responsibility on July 1, 2005. Holdings are current as of April 22, 2005.

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(d)The individual assumed portfolio management responsibility on April 1, 2005. Holdings are current as of April 22, 2005.

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(e)The fund commenced operations on May 31, 2005. Holdings are current as of July 31, 2005.

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(f)The individual assumed co-portfolio management responsibility on May 1, 2005. Holdings are current as of April 30, 2005.

The following funds may be purchased only by institutional investors.
Fund		Range of Fund Holdings as of Fund`s Fiscal Year a	All Funds Range as of 12/31/05
Portfolio Manager
Institutional Emerging Markets Equity	Christopher D. Alderson Frances Dydasco Mark J.T. Edwards Gonzalo Px87 ngaro David J.L. Warren	none none none none none	over $1,000,000 none $500,001—$1,000,000 over $1,000,000 $100,001—$500,000
Institutional Foreign Equity	Mark C.J. Bickford-Smith Dean Tenerelli David J.L. Warren	none none none	$100,001—$500,000 none $100,001—$500,000
Institutional Core Plus	Brian J. Brennan	none	$100,001—$500,000
Institutional High Yield	Mark J. Vaselkiv	none	over $1,000,000
Institutional Large-Cap Core Growth	Larry J. Puglia	none	over $1,000,000
Institutional Large-Cap Growth	Robert W. Sharps	none	over $1,000,000
Institutional Large-Cap Value	John D. Linehan	none	over $1,000,000
Institutional Mid-Cap Equity Growth	Brian W.H. Berghuis	none	over $1,000,000
Institutional Small-Cap Stock	Gregory A. McCrickard	none	over $1,000,000

(a) See table on page 6 for the fiscal year of the funds. The range of fund holdings as of the fund`s fiscal year is updated concurrently with each fund`s prospectus date as shown in the table on page 6.

The following funds are designed as investment options for insurance companies issuing variable annuity or variable life insurance contracts. Variable life insurance contracts may not be suitable investments for these portfolio managers.
Fund		Range of Fund Holdings as of Fund`s Fiscal Yeara	All Funds Range as of 12/31/05
Portfolio Manager
Blue Chip Growth Portfolio	Larry J. Puglia	none	over $1,000,000
Equity Income Portfolio	Brian C. Rogers	none	over $1,000,000
Equity Index 500 Portfolio	Eugene F. Bair	none	$100,001—$500,000
Health Sciences Portfolio	Kris H. Jenner	none	$100,001—$500,000
International Stock Portfolio	Mark C.J. Bickford-Smith Dean Tenerelli David J.L. Warren	none none none	$100,001—$500,000 none $100,001—$500,000
Limited-Term Bond Portfolio	Edward A. Wiese	none	over $1,000,000
Mid-Cap Growth Portfolio	Brian W.H. Berghuis	none	over $1,000,000
New America Growth Portfolio	Joseph M. Milano	none	over $1,000,000
Personal Strategy Balanced Portfolio	Edmund M. Notzon III	none	$500,001—$1,000,000
Prime Reserve Portfolio	James M. McDonald	none	over $1,000,000

(a) See table on page 6 for the fiscal year of the funds. The range of fund holdings as of the fund`s fiscal year is updated concurrently with each fund`s prospectus date as shown in the table on page 6.

The following funds are designed for persons residing in the indicated state. The portfolio managers reside in Maryland.
Fund		Range of Fund Holdings as of Fund`s Fiscal Year a	All Funds Range as of 12/31/05
Portfolio Manager
California Tax-Free Bond	Konstantine B. Mallas	none	$500,001—$1,000,000
California Tax-Free Money	Joseph K. Lynagh	none	over $1,000,000
Florida Intermediate Tax-Free	Charles B. Hill	none	$500,001—$1,000,000
Georgia Tax—Free Bond	Hugh D. McGuirk	none	over $1,000,000
New Jersey Tax-Free Bond	Konstantine B. Mallas	none	$500,001—$1,000,000
New York Tax-Free Bond	Konstantine B. Mallas	none	$500,001—$1,000,000
New York Tax-Free Money	Joseph K. Lynagh	none	over $1,000,000
Virginia Tax-Free Bond	Hugh D. McGuirk	none	over $1,000,000

(a)See table on page 6 for the fiscal year of the funds. The range of fund holdings as of the fund`s fiscal year is updated concurrently with each fund`s prospectus date as shown in the table on page 6.

Portfolio Manager Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund`s prospectus, though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by our Investment Steering Committees and those funds are the same ones presented to our mutual fund directors in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered and is especially important for the Tax-Efficient Funds. Compensation is viewed with a long-term time horizon. The more consistent a manager`s performance over time, the higher the compensation opportunity. The increase or decrease in a fund`s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund`s expense ratio is usually taken into account.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

The following table sets forth the number and total assets of the mutual funds and accounts managed by the Price Funds` portfolio managers as of the fiscal year of the funds they manage, unless otherwise indicated.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Christopher D. Alderson	8	$3,022,014,523	3	$2,484,694,058	3	$498,299,221
Preston G. Athey	7	6,630,957,856	2	75,132,711	9	918,696,159
E. Frederick Bair	8	6,427,224,680	1	3,434,891,473	1	490,359,718
P. Robert Bartolo	1	438,133,385	—	—	—	—
Connice A. Bavely	5	1,524,280,195	1	60,020,049	1	208,019,543
Brian W.H. Berghuis	9	16,893,531,971	1	36,625,295	5	283,678,730
Mark C.J. Bickford-Smith	9	3,357,419,202	6	172,103,131	6	1,918,707,048
Stephen W. Boesel	3	7,940,876,096	—	—	6	96,892,813
Brian J. Brennan	2	259,228,060	5	3,211,994,334	7	532,173,115
Jerome A. Clark	9	3,618,054,776	—	—	—	—
Michael J. Conelius	1	277,855,354	2	349,441,810	—	—
Anna M. Dopkin	1	1,880,954,988	—	—	—	—
Frances Dydasco	4	920,382,179	—	—	—	—
Mark J.T. Edwards	4	922,524,855	—	—	—	—
Henry M. Ellenbogen	1	438,133,385	—	—	—	—
Robert N. Gensler	3	354,594,618	3	413,677,304	1	33,598,305
M. Campbell Gunn	2	626,122,479	—	—	—	—
Charles B. Hill	5	1,223,094,301	—	—	17	931,455,538
Michael W. Holton	1	411,210,450	—	—	—	—
Thomas J. Huber	1	753,775,237	—	—	—	—
Kris H. Jenner	6	2,307,293,810	1	147,877,067	2	104,559,179
Ian D. Kelson	6	2,014,046,055	15	329,418,455	6	179,215,307
John H. Laporte	2	6,131,981,527	1	35,198,888	5	503,668,302
David M. Lee	1	641,264,384	—	—	—	—
John D. Linehan	3	3,183,536,163	2	312,577,262	9	880,375,955
Anh Lu	1	411,200,581	—	—	—	—
Joseph K. Lynagh	5	1,926,898,162	—	—	14	341,645,208
Konstantine B. Mallas	4	850,429,326	—	—	4	48,026,204
Gregory A. McCrickard	4	7,620,228,267	2	260,431,065	8	1,619,364,708
James M. McDonald	6	17,983,748,414	1	454,128,786	—	—
Hugh D. McGuirk	4	1,834,258,240	—	—	10	277,660,977
Cheryl A. Mickel	1	283,557,073	1	3,117,785,821	17	2,826,835,594
Joseph M. Milano	2	1,011,081,983	—	—	—	—
Mary J. Miller	1	1,725,348,613	—	—	2	198,199,428
Raymond A. Mills, Ph.D.	3	1,115,309,653	—	—	1	29,288,893
James M. Murphy	1	1,248,139,135	—	—	—	—
Edmund M. Notzon III	9	10,237,273,398	6	1,222,537,905	13	1,058,628,623
Charles M. Ober	2	2,386,369,205	—	—	4	644,289,160
Gonzalo Px87 ngaro	3	1,233,309,699	—	—	—	—
Donald J. Peters	14	1,748,770,200	—	—	28	1,822,646,888
Larry J. Puglia	9	11,238,526,449	2	307,799,499	11	961,305,414
Brian C. Rogers	13	25,967,914,718	—	—	17	1,390,486,873
Jeffrey Rottinghaus(a)	1	40,407,077	—	—	—	—
Daniel O. Shackelford	4	3,511,248,502	—	—	6	1,488,724,977
Robert W. Sharps	7	1,715,201,109	2	124,952,268	4	403,184,059
Robert W. Smith	11	11,673,930,198	3	76,906,002	4	235,425,273
Michael F. Sola(b)	4	5,755,881,873	—	—	—	—
William J. Stromberg	5	1,081,172,443	3	898,766,213	9	1,993,242,730
Dean Tenerelli	4	2,831,737,011	3	223,733,249	1	24,843,069
Justin Thomson	1	471,145,797	—	—	—	—
David A. Tiberii	1	237,571,835	2	435,349,471	11	1,746,863,395
Ken D. Uematsu(c)	1	354,398,159	—	—	—	—
Mark J. Vaselkiv	6	4,900,492,102	11	3,044,593,166	14	2,062,951,872
David J. Wallack	3	5,290,311,031	1	37,263,095	1	2,058,383,274
David J.L. Warren	5	2,212,646,258	1	155,033,371	—	—
Richard T. Whitney	2	1,624,896,754	—	—	—	—
Edward A. Wiese	2	1,392,100,511	—	—	10	1,349,726,295
Paul W. Wojcik	4	801,969,985	—	—	1	42,418,803

(a)The individual assumed portfolio management responsibility on July 1, 2005, therefore information for this individual is as of June 30, 2005.

(b)The information for this individual is as of June 30, 2005, due to a shift in portfolio management responsibility.

(c)The individual assumed co-portfolio management responsibility on May 1, 2005, therefore information for this individual is as of May 31, 2005.

Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager`s Compensation" section, our portfolio managers` compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the "Portfolio Transactions" section of this Statement of Additional Information for more information on our brokerage and trade allocation policies.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price pays Morningstar for a variety of products and services and manages the Morningstar retirement plan. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2006, the directors and officers of the funds, as a group, owned less than 1% of the outstanding shares of any fund.

As of January 31, 2006 (or as of February 28, 2006 for the Capital Appreciation, Growth Stock, International Growth & Income, International Stock, Mid-Cap Growth, New Horizons, New Income, Short-Term Bond, Summit Cash Reserves, and Value Funds), the following shareholders of record owned more than 5% of the outstanding shares of the indicated funds and/or classes.

Fund	Shareholder	%
Balanced	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department P.O. Box 17215 Baltimore, Maryland 21297-1215	48.49(c)
Blue Chip Growth	Fidelity Investments
Institutional Operations Company
FIIOC as Agent for Merck & Co. Inc.
100 Magellan Way (KW1C)
Covington, Kentucky 41015

Pirateline & Co.
T. Rowe Price Associates
Attn.: Fund Accounting Department
100 East Pratt Street
Baltimore, Maryland 21202-1009

T. Rowe Price Retirement Plan Services TR
Blue Chip Growth Fund
Attn.: Asset Reconciliations
P.O. Box 17215
Baltimore, Maryland 21297-1215
5.44 6.09 31.70(b)
Blue Chip Growth Fund—Advisor Class	John Hancock Life Insurance Company USA
Attn.: Laura Ross SRS Accounting
250 Bloor Street East, 7E Floor
Toronto Ontario Canada M4W1E5

Mercer Trust Company TR
FBO Reuters 401(k) Pension Plan
1 Investors Way
Norwood, Massachusetts 02062-1599

National Financial Services for the Exclusive Benefit of
Our Customers
200 Liberty Street
One Financial Center, 4th Floor
New York, New York 10281-1015
43.05(a) 7.29 11.05
Blue Chip Growth Fund—R Class	American United Life
Separate Account II
Attn.: Dan Schluge
P.O. Box 1995
Indianapolis, Indiana 46206-9102

Massachusetts Mutual Life Insurance Co.
1295 State Street
Fund Operations
Springfield, Massachusetts 01111-0002

Nationwide Trust Company FSB
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029
27.33(a) 15.17 21.46
California Tax-Free Money	Georgette O`Connor Day TR Georgette O`Connor Day Trust Los Angeles, California	8.74
Capital Appreciation	Charles Schwab & Co., Inc. Reinvest Account Attn.: Mutual Fund Department 101 Montgomery Street San Francisco, California 94104-4122 National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	9.38 8.86 8.33
Capital Appreciation Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers	38.06(a)
Capital Opportunity	McWood & Co. c/o First Citizens Bank & Trust P.O. Box 29522 Raleigh, North Carolina 27626-0522 Swebak & Co. c/o Amcore Investment Group N A P.O. Box 4599 Rockford, Illinois 61110-4599	26.77(a) 19.64
Capital Opportunity Fund—Advisor Class	FTC & Co. Datalynx P.O. Box 173736 Denver, Colorado 80217-3736 T. Rowe Price Associates Attn.: Financial Reporting Department 100 East Pratt Street Baltimore, Maryland 21202-1009	6.78 93.22(e)
Capital Opportunity Fund—R Class	T. Rowe Price Associates Attn.: Financial Reporting Department	100.00(e)
Corporate Income	Yachtcrew & Co. T. Rowe Price Associates Attn.: Fund Accounting Department 100 East Pratt Street Baltimore, Maryland 21202-1009	44.55(d)
Developing Technologies	Trustees of T. Rowe Price U.S. Retirement Program Attn.: Financial Reporting Department P.O. Box 89000 Baltimore, Maryland 21289-0001	8.61
Dividend Growth	T. Rowe Price Trust Company Dividend Growth Fund (DGF) Attn.: Asset Reconciliation P.O. Box 17215 Baltimore, Maryland 21297-1215	16.40
Emerging Europe & Mediterranean	National Financial Services LLC for the Exclusive Benefit of Our Customers	24.14
Emerging Markets Bond	Charles Schwab & Co., Inc. National Financial Services for the Exclusive Benefit of Our Customers Yachtcrew & Co.	7.55 8.27 19.83
Emerging Markets Stock	Charles Schwab & Co., Inc. National Financial Services for the Exclusive Benefit of Our Customers Pirateline & Co. T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	10.86 8.28 5.51 6.30
Equity Income	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	20.01
Equity Income Fund—Advisor Class	Citigroup Global Markets Inc.
333 West 34th Street, 3rd Floor
New York, New York 10001-2402

John Hancock Life Insurance Company USA

National Financial Services for the Exclusive Benefit of
Our Customers

PRIAC
FBO Various Retirement Plans
801 Pennsylvania Avenue
Kansas City, Missouri 64105-1307
6.94 10.38 50.94(a) 5.46
Equity Income Fund—R Class	American United Life Separate Account II Nationwide Trust Company FSB Unified Trust Company NA Attn.: Christina Redmon 2353 Alexandria Drive, Suite 100 Lexington, Kentucky 40504-3208 Wachovia Bank FBO Various Retirement Plans 1525 West W.T. Harris Boulevard Charlotte, North Carolina 28288-0001	11.73 9.99 8.34 14.94
Equity Index 500	Retirement Portfolio 2010 T. Rowe Price Associates Attn.: Fund Accounting Department 100 East Pratt Street Baltimore, Maryland 21202-1009 Retirement Portfolio 2020 T. Rowe Price Associates Attn.: Fund Accounting Department 100 East Pratt Street Baltimore, Maryland 21202-1009 T. Rowe Price Trust Company Attn.: RPS Control Department 10090 Red Run Boulevard Owings Mills, Maryland 21117-4842	7.24 6.59 18.45
European Stock	Bobstay & Co. T. Rowe Price Associates Attn.: Fund Accounting Department 100 East Pratt Street Baltimore, Maryland 21202-1009 Charles Schwab & Co., Inc.	6.24 8.36
Extended Equity Market Index	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	22.95
Financial Services	Charles Schwab & Co., Inc.	5.50
Florida Intermediate Tax-Free Bond	Matador Capital 200 First Avenue North Suite 203 St. Petersburg, Florida 33701-3335	5.03
Georgia Tax-Free Bond	Charles Schwab & Co., Inc.	6.26
Global Stock	Charles Schwab & Co., Inc. National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services, Inc. Omnibus Plan Install Team P.O. Box 17215 Baltimore, Maryland 21297-1215	7.46 5.83 8.47
Global Technology	National Financial Services for the Exclusive Benefit of Our Customers	5.49
GNMA	Yachtcrew & Co.	39.13(d)
TRP Government Reserve Investment	Bridgesail & Co.
c/o. T. Rowe Price Associates
Attn.: Science & Technology Fund
100 East Pratt Street
Baltimore, Maryland 21202-1009

Barnaclesail
c/o T. Rowe Price Associates
Attn.: Mid-Cap Growth Fund
100 East Pratt Street
Baltimore, Maryland 21202-1009

Mainbody & Co.
c/o T. Rowe Price Associates
Attn.: GNMA Fund
100 East Pratt Street
Baltimore, Maryland 21202-1009

T. Rowe Price Retirement Plan Services, Inc.
Attn.: RPS Cash Group
4555 Painters Mill Road
Owings Mills, Maryland 21117-4903
16.53 57.60(a) 5.30 11.41
Growth & Income	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	26.26(c)
Growth Stock	Charles Schwab & Co., Inc. Saxon and Co. Omnibus Account P.O. Box 7780-1888 Philadelphia, Pennsylvania 19182-0001 T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	5.13 5.21 15.10
Growth Stock Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers

PFPC Brokerage Inc.
PFPC Wrap Services
FBO Neuberger Berman
760 Moore Road
King of Prussia, Pennsylvania 19406-1212

U.S. Bank
FBO Private Asset Department
OA Platform
P.O. Box 1787
Milwaukee, Wisconsin 53201-1787
31.56(a) 6.58 6.64
Growth Stock Fund—R Class	American United Life Separate Account II Nationwide Trust Company FSB Suntrust Bank TR FBO Florida Rock Industries Inc. Profit Sharing & Deferred Earnings Plan c/o FASCORP 8515 East Orchard Road Attn.: 2T2 Englewood, Colorado 80111-5002	13.12 7.76 7.71
Health Sciences	John Hancock Life Insurance Company USA	8.72
High Yield	Yachtcrew & Co.	21.13
High Yield Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers	93.65(a)
Inflation Protected Bond	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Inflation Protected Bond P.O. Box 17215 Baltimore, Maryland 21297-1215	15.57
Institutional Core Plus	Dewey Ballantine LLP Attn.: Linda Howard 1301 Avenue of the Americas New York, New York 10019-6022 TRP Finance, Inc. 802 West Street Suite 301 Wilmington, Delaware 19801-1526	52.21(a) 47.79(f)
Institutional Emerging Markets Equity	Nabank & Co.
Daily Record Keeping Account
Attn.: Trust Securities
P.O. Box 2180
Tulsa, Oklahoma 74101-2180

SEI Private Trust Co.
c/o Harris Bank
Attn.: Mutual Funds
One Freedom Valley Drive
Oaks, Pennsylvania 19456

State Street Bank & Trust Co.
FBO PG & E Post Retirement Med Plan Trust
Non Management Employees and Retirees
Attn.: Steve Medeiros
2 Avenue De Lafayette LCC2
Boston, Massachusetts 02111

The Nemours Foundation
4600 Touchton Road East
Building 200, Suite 500
Jacksonville, Florida 32246-4402
6.65 58.04(a) 6.18 7.82
Institutional Foreign Equity	Mac & Co.
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, Pennsylvania 15230-3198

State Street Bank & Trust Co. Cust.
Houston Metro Transit Authority Fund-MTA Union
805 Pennsylvania Avenue
Tower 2, 5th Floor
Kansas City, Missouri 64105-1307

State Street Bank & Trust Co. Cust.
Houston Metro Transit Authority Fund-MTA Non-Union
805 Pennsylvania Avenue
Tower 2, 5th Floor
Kansas City, Missouri 64105-1307

Strafe & Co.
FAO Indianapolis Museum of Art
P.O. Box 160
Westerville, Ohio 43086-0160

T. Rowe Price Trust Company
Balanced Fund Employee Profit Sharing Retirement
Plan of Winn Dixie Stores, Inc.
Attn.: Guido Stubenrauch
100 East Pratt Street
Baltimore, Maryland 21202-1009

Vanguard Fiduciary Trust Company
FBO Pioneer Hi-Bred Mix 3
P.O. Box 2600
Valley Forge, Pennsylvania 19482-2600

Vanguard Fiduciary Trust Company
FBO Pioneer Hi-Bred Mix 4
P.O. Box 2600
Valley Forge, Pennsylvania 19482-2600
7.85 8.79 7.38 11.56 5.24 8.18 6.89
Institutional High Yield	Bread & Co. c/o T. Rowe Price Associates Attn.: Balanced Fund 100 East Pratt Street Baltimore, Maryland 21202-1009 Ladybird & Co. c/o T. Rowe Price Associates Attn.: Personal Strategy Income Fund 100 East Pratt Street Baltimore, Maryland 21202-1009 Ladybug & Co. c/o T. Rowe Price Associates Attn.: Personal Strategy Balanced Fund 100 East Pratt Street Baltimore, Maryland 21202-1009 National City TR FBO Jones Day 401(k) Plan Attn.: Trust Mutual Funds P.O. Box 94984 Cleveland, Ohio 44101-4984 National Financial Services for the Exclusive Benefit of Our Customers	21.30 7.10 10.85 6.98 17.92
Institutional Large-Cap Core Growth	Post & Co.
c/o The Bank of New York
Mutual Fund Reorg. Department, 6th Floor
P.O. Box 1066
Wall Street Station
New York, New York 10268-1066

The Jewish Foundation of Cincinnati
8044 Montgomery Road, Suite 700
Cincinnati, Ohio 45236-2926

TRP Finance, Inc.

TRUCOJO
Nominee for the Trust Company of St. Joseph Trust
Accounts
P.O. Box 846
St. Joseph, Missouri 64502-0846
54.61(a) 27.37(a) 7.03 7.29
Institutional Large-Cap Growth	The Bank of New York Trust
Borden Chemical Inc. Retirement Plan
One Wall Street, 12th Floor North
New York, New York 10286-0001

Charles Schwab & Co., Inc.

Dewey Ballantine LLP

Fidelity Investments
Institutional Operations Company
FIIOC as Agent for Florida Power & Light

National Merit Scholarship Corporation
1560 Sherman Avenue
Suite 200
Evanston, Illinois 60201-4816

SEI Private Trust Co.
c/o M&T Bank
5.24 16.17 8.26 30.05(a) 5.43 6.26
Institutional Large-Cap Value	Carey & Co. c/o Huntington Trust Company 7 Easton Oval Columbus, Ohio 43219-6010 Charles Schwab & Co., Inc. Dewey Ballantine LLP Fidelity Management TR FBO Retirement Savings Plan for Pilots of US Airways Inc. 82 Devonshire Street Z1M Boston, Massachusetts 02109-3614 Investors Bank & Trust FBO Various Retirement Plans 4 Manhattanville Road Purchase, New York 10577-2139 Patterson & Co. FBO Town of West Hartford Pension 1525 West WT Harris Boulevard Charlotte, North Carolina 28288-0001 Wells Fargo Bank NA FBO Western Administrative P.O. Box 1533 Minneapolis, Minnesota 55480-1533	13.90 21.53 9.96 6.60 13.09 6.74 8.93
Institutional Mid-Cap Equity Growth	Balsa & Company 14221 Dallas Parkway Dallas, Texas 75254-2942 Bank of New York TR FBO Arch Coal Pension Plan Attn.: Tom Campbell One Wall Street, 12th Floor New York, New York 10286-0001 SEI Private Trust Co. c/o M&T Bank U.S. BankFBO Land O` Lakes Retirement Trust	6.17 5.47 5.18 5.03
Institutional Small-Cap Stock	National Financial Services for the Exclusive Benefit of Our Customers Sigler & Co. Smithsonian Institution Tony Moceri 3 Chase Metrotech Center, 5th Floor Brooklyn, New York 11245-0001 State Street Trust & Banking Company Shirovama JT Trust Tower 4-3-1 Toranomon Minato-Ku Tokyo, Japan 105-6014	14.58 18.17 10.08
International Bond	Charles Schwab & Co., Inc. National Financial Services for the Exclusive Benefit of Our Customers Yachtcrew & Co.	12.33 5.18 26.13(d)
International Bond Fund—Advisor Class	Citigroup Global Markets Inc.

National Financial Services for the Exclusive Benefit of
Our Customers

Smith Barney Corp. Trust Company TR
Smith Barney 401(k) Advisor Group
c/o Citistreet
Two Tower Center
P.O. Box 1063
East Brunswick, New Jersey 08816-1063
43.83(a) 31.16(a) 11.86
International Discovery	Fidelity Investments Institutional Operations Company FIIOC as Agent for Ford SSIP T. Rowe Price Retirement Plan Services, Inc. Attn.: Asset Reconciliation P.O. Box 17215 Baltimore, Maryland 21297-1215 Vanguard Fiduciary Trust Company T. Rowe Price Retail Class Funds Attn.: Outside Funds P.O. Box 2600 Valley Forge, Pennsylvania 19482-2600	7.58 6.97 9.10
International Equity Index	T. Rowe Price Retirement Plan Services, Inc. Omnibus Plan New Business-Conv. Assets P.O. Box 17215 Baltimore, Maryland 21297-1215	9.76
International Growth & Income	Pirateline & Co. Retirement Portfolio 2010 Retirement Portfolio 2015 T. Rowe Price Associates Attn.: Fund Accounting Department 100 East Pratt Street Baltimore, Maryland 21202-1009 Retirement Portfolio 2020 Retirement Portfolio 2025T. Rowe Price Associates Attn.: Fund Accounting Department 100 East Pratt Street Baltimore, Maryland 21202-1009 Retirement Portfolio 2030 T. Rowe Price Associates Attn.: Fund Accounting Department 100 East Pratt Street Baltimore, Maryland 21202-1009	18.79 7.89 5.30 12.28 5.44 9.77
International Growth & Income Fund—Advisor Class	U.S. Bank FBO Private Asset Department OA Platform	96.37(a)
International Growth & Income Fund—R Class	American United Life American Unit Investment Trust American United Life Separate Account II	27.66(a) 51.36(a)
International Stock	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	15.24
International Stock Fund—Advisor Class	Citigroup Global Markets Inc. U.S. Bank FBO Private Asset Department OA Platform	24.74 12.25
International Stock Fund—R Class	American United Life Separate Account II T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement ISR P.O. Box 17215 Baltimore, Maryland 21297-1215	18.46 57.44(b)
Japan	Charles Schwab & Co., Inc. Knotfloat & Co. P.O. Box 5496 Boston, Massachusetts 02206-5496 National Financial Services for the Exclusive Benefit of Our Customers	11.58 5.31 7.83
Latin America	Charles Schwab & Co., Inc. Wilmington Trust Co. TR FBO Continental Airlines Inc. DCP Plan c/o Mutual Funds P.O. Box 8971 Wilmington, Delaware 19899-8971	11.31 5.02
Maryland Short-Term Tax-Free Bond	Charles Schwab & Co., Inc.	6.10
Maryland Tax-Free Money	T. Rowe Price Associates Attn.: Financial Reporting Department	12.72
Media & Telecommunications	Charles Schwab & Co., Inc. T. Rowe Price Trust Company Media & Telecommunications Fund P.O. Box 17215 Baltimore, Maryland 21297-1215	5.19 8.23
Mid-Cap Growth	Charles Schwab & Co., Inc. T. Rowe Price Trust Company Attn.: Asset Reconciliations P.O. Box 17215 Baltimore, Maryland 21297-1215	7.50 17.91
Mid-Cap Growth Fund—Advisor Class	MITRA & Company 11270 West Park Place Suite 400-PPW-08-WM Attn.: Mutual Funds Milwaukee, Wisconsin 53224-3623 National Financial Services for the Exclusive Benefit of Our Customers U.S. Bank FBO Private Asset Department OA Platform Vanguard Fiduciary Trust Company T. Rowe Price Advisor Class Funds Attn.: Outside Funds P.O. Box 2900 Valley Forge, Pennsylvania 19482-2900 Wells Fargo Bank NA FBO RPS T. Rowe Price Mid-Cap Growth P.O. Box 1533 Minneapolis, Minnesota 55480-1533	6.00 14.06 6.48 13.71 5.11
Mid-Cap Growth Fund—R Class	American United Life Separate Account II ING Life Insurance and Annuity Company 151 Farmington Avenue Hartford, Connecticut 06156-0001 Nationwide Trust Company FSB T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement MGR P.O. Box 17215 Baltimore, Maryland 21297-1215	5.46 18.82 17.10 6.11
Mid-Cap Value	Charles Schwab & Co., Inc. National Financial Services for the Exclusive Benefit of Our Customers 200 Liberty Street One Financial Center, 5th Floor New York, New York 10281-1015 T. Rowe Price Retirement Plan Services, Inc. Omnibus Account New Business Group P.O. Box 17215 Baltimore, Maryland 21297-1215	6.57 6.72 6.38
Mid-Cap Value Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers Union Central Life Insurance Company 1876 Waycross Road, #3 Cincinnati, Ohio 45240-2899 U.S. Bank FBO Private Asset Department OA Platform	15.43 6.23 7.96
Mid-Cap Value Fund—R Class	American United Life
Separate Account II

ING Life Insurance and Annuity Company

J.P. Morgan Chase TR
FBO ADP Mid Market Product
Attn.: Lisa Glenn
3 Metrotech Center, 6th Floor
Brooklyn, New York 11245-0001

Nationwide Trust Company FSB

State Street Bank & TR
FBO ADP Daily Valuation B
Attn.: Susan McDonough
105 Rosemont Road
Westwood, Massachusetts 02090-2318
7.08 7.61 6.80 14.27 25.88(a)
New America Growth	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department Wilmington Trust Co. FBO Continental Airlines Inc. DCP Plan c/o Mutual Funds P.O. Box 8971 Wilmington, Delaware 19899-8971	23.60 7.55
New Asia	Charles Schwab & Co., Inc.	9.45
New Era	Charles Schwab & Co., Inc. National Financial Services for the Exclusive Benefit of Our Customers	9.88 5.74
New Horizons	Pirateline & Co. T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	6.41 30.10(c)
New Income	Retirement Portfolio 2010 Retirement Portfolio 2020 T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department Yachtcrew & Co.	8.55 7.90 9.38 24.89
New Income Fund—Advisor Class	Harvey R. Gross, MD, PA Employees Profit Sharing Plan National Financial Services for the Exclusive Benefit of Our Customers	5.23 20.66
New Income Fund—R Class	AMVESCAP National Trust Company as Agent for VALIC
FBO Pieper Bancorp Inc. Profit Sharing Plan
P.O. Box 105779
Atlanta, Georgia 30348-5779

Nationwide Trust Company FSB

T. Rowe Price Retirement Plan Services, Inc.
Omnibus Account
Retirement NIR
P.O. Box 17215
Baltimore, Maryland 21297-1215
5.89 5.03 58.07(b)
New York Tax-Free Money	Coleman M. Brandt Grace L. Brandt JT TEN New York, New York	8.44
Personal Strategy Balanced	T. Rowe Price Trust Company Balanced Attn.: Asset Reconciliation P.O. Box 17215 Baltimore, Maryland 21297-1215	46.33(c)
Personal Strategy Growth	T. Rowe Price Trust Company Attn.: Growth Asset P.O. Box 17215 Baltimore, Maryland 21297-1215	38.18(c)
Personal Strategy Income	T. Rowe Price Trust Company Income Attn.: Asset Reconciliation P.O. Box 17215 Baltimore, Maryland 21297-1215	36.85(c)
Prime Reserve	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	12.82
Real Estate	Charles Schwab & Co., Inc. T. Rowe Price Retirement Plan Services, Inc. Omniplan Account New Business Group Conv. Asset P.O. Box 17215 Baltimore, Maryland 21297-1215	5.03 8.99
Real Estate Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers Union Bank TR Nominee FBO Bank of Tokyo Mitsubishi P.O. Box 85484 San Diego, California 92186-5484 Wachovia Bank FBO	66.45(a) 9.79 15.82
TRP Reserve Investment	Covewater & Co.
c/o T. Rowe Price Associates
Attn.: Mid-Cap Value Fund
100 East Pratt Street
Baltimore, Maryland 21202-1009

Eye & Co.
c/o T. Rowe Price Associates
Attn.: Growth Stock Fund
100 East Pratt Street
Baltimore, Maryland 21202-1009

Overlap & Co.
c/o T. Rowe Price Associates
Attn.: Small-Cap Stock Fund
100 East Pratt Street
Baltimore, Maryland 21202-1009

Seamile & Co.
c/o T. Rowe Price Associates
Attn.: Capital Appreciation Fund
100 East Pratt Street
Baltimore, Maryland 21202-1009

Taskforce & Co.
c/o T. Rowe Price Associates
Attn.: Equity Income Fund
100 East Pratt Street
Baltimore, Maryland 21202-1009

T. Rowe Price Managed GIC
Stable Value Fund
T. Rowe Price Associates, Inc.
100 East Pratt Street, 7th Floor
Baltimore, Maryland 21202-1009
7.07 6.87 7.90 14.75 9.82 5.58
Retirement 2005	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement P.O. Box 17215 Baltimore, Maryland 21297-1215	63.59(b)
Retirement 2010	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement 2010 P.O. Box 17215 Baltimore, Maryland 21297-1215	61.40(b)
Retirement 2010 Fund—Advisor Class	AIG Federal Savings Bank TR
FBO Memorial Health System 401(k) Plan
2929 Allen Parkway
Houston, Texas 77019-7100

Nationwide Trust Company
FBO Participating Retirement Plans

Saxon and Co.

Scudder Trust Company TR
FBO United Business Media 401(k) Plan
Asset Reconciliation Department
P.O. Box 1757
Salem, New Hampshire 03079-1143

Union Bank TR Nominee

Union Central Life Insurance Co.
1876 Waycross Road, #3
Cincinnati, Ohio 45240-2899
27.66(a) 5.49 7.30 6.93 11.74 11.08
Retirement 2010 Fund—R Class	American Red Cross Savings Plan State Street Bank & Trust Co. 105 Rosemont Road Westwood, Massachusetts 02090-2318 Saxon and Co.	59.85(a) 12.60
Retirement 2015	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account	65.82(b)
Retirement 2020	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement 2020 P.O. Box 17215 Baltimore, Maryland 21297-1215	64.78(b)
Retirement 2020 Fund—Advisor Class	AIG Federal Savings Bank TR FBO Memorial Health System 401(k) Plan Saxon and Co. Union Bank TR Nominee Union Central Life Insurance Co.	30.25(a) 15.80 7.31 17.01
Retirement 2020 Fund—R Class	American Red Cross Savings Plan Saxon and Co.	22.02 22.27
Retirement 2025	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement	70.69(b)
Retirement 2030	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement 2030 P.O. Box 17215 Baltimore, Maryland 21297-1215	67.64(b)
Retirement 2030 Fund—Advisor Class	AIG Federal Savings Bank TR FBO Memorial Health System 401(k) Plan Saxon and Co. Union Bank TR Nominee Union Central Life Insurance Co.	33.07(a) 16.42 7.07 16.62
Retirement 2030 Fund—R Class	American Red Cross Savings Plan Saxon and Co. Suntrust Bank TR FBO Churchill Downs, Inc. 401(k)	24.70 18.30 12.28
Retirement 2035	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement	71.75(b)
Retirement 2040	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement 2040 P.O. Box 17215 Baltimore, Maryland 21297-1215	71.14(b)
Retirement 2040 Fund—Advisor Class	AIG Federal Savings Bank TR FBO Memorial Health System 401(k) Plan Saxon and Co. Union Central Life Insurance Co. Wilmington Trust Company TTEE FBO Kaleida 401(k) Retirement Plan P.O. Box 8880 Wilmington, Delaware 19899-8880 Wilmington Trust Company TTEE FBO Kaleida 403(b) Retirement Plan	20.37 15.20 17.26 6.43 17.70
Retirement 2040 Fund—R Class	Saxon and Co. State Street Bank & TR FBO ADP Daily Valuation B Suntrust Bank TR FBO Churchill Downs, Inc. 401(k)	18.41 8.22 35.40(a)
Retirement 2045	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement	75.00(b)
Retirement Income	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement Income P.O. Box 17215 Baltimore, Maryland 21297-1215	34.15(b)
Retirement Income Fund—Advisor Class	AIG Federal Savings Bank Custodian
FBO City of Westminster
Deferred Compensation Plan

AIG Federal Savings Bank TR
FBO Memorial Health System 401(k) Plan

Belbank & Co.
c/o Belvidere National Bank & Trust Co.
600 South State Street
Belvidere, Illinois 61008-4329

Saxon and Co.

Scudder Trust Company TR
FBO United Business Media 401(k) Plan

Union Bank TR Nominee
5.80 40.05(a) 5.54 8.07 6.72 20.54
Retirement Income Fund—R Class	Fulton Financial Adv TTEE FBO United Mine Workers of America P.O. Box 3215 Lancaster, Pennsylvania 17604-3215 NFS LLC FEBO Reliance Trust Company TTEE South Florida Ent. Assoc. PA Retirement Savings Plan 7150 West 20th Avenue, Suite 311 Hialeah, Florida 33016-5532 Saxon and Co. State Street Bank & TR FBO ADP Daily Valuation B TRUSTlynx & Company Wachovia Bank FBO Various Retirement Plans	9.57 6.11 10.49 16.30 5.25 6.69
Science & Technology	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	23.07
Science & Technology Fund—Advisor Class	John Hancock Life Insurance Company USA	89.17(a)
Short-Term Bond	Yachtcrew & Co.	15.29
Short-Term Bond Fund—Advisor Class	PFPC Wrap Services	99.46(a)
Small-Cap Stock	Norwest Bank Company NA TR FBO State of Minnesota Deferred Compensation Plan Minnesota State Deferred Compensation Plan Trust c/o Great West Life Recordkeeper 8515 East Orchard Road Attn.: 2T2 Englewood, Colorado 80111-5002 T. Rowe Price Trust Company T. Rowe Price OTC Fund Attn.: RPS Control Department P.O. Box 17215 Baltimore, Maryland 21297-1215	5.42 15.64
Small-Cap Stock Fund—Advisor Class	ICMA Retirement Trust 777 North Capitol Street NE, Suite 600 Washington, DC 20002-4240 Minnesota Life 401 Robert Street North Saint Paul, Minnesota 55101-2000 Northern Trust Company TR Home Depot Future Builder 401(k) Plan P.O. Box 92994 Chicago, Illinois 60675-2956 Vanguard Fiduciary Trust Company	13.34 19.35 14.86 13.78
Small-Cap Value	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	28.20(c)
Small-Cap Value Fund—Advisor Class	ICMA Retirement Trust

John Hancock Life Insurance Company USA

Merrill Lynch Pierce Fenner & Smith Inc. for the Sole
Benefit of Its Customers
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

U.S. Bank
FBO Private Asset Department
OA Platform
23.83 33.08(a) 12.28 7.01
Spectrum Growth	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	17.10
Spectrum Income	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	26.28(c)
Spectrum International	T. Rowe Price Retirement Plan Services, Inc. Omniplan Account New Business Group P.O. Box 17215 Baltimore, Maryland 21297-1215	8.15
Summit Cash Reserves	T. Rowe Price Associates Attn.: Financial Reporting Department T. Rowe Price Trust Company Attn.: Asset Reconciliations Yachtcrew & Co.	6.63 12.62 5.13
Summit Municipal Income	National Financial Services for the Exclusive Benefit of Our Customers	21.41
Summit Municipal Intermediate	Charles Schwab & Co., Inc. Prudential Investment Management Services FBO Mutual Funds Clients Attn.: Pruchoice Unit Mail Stop 194-201 194 Wood Avenue South Iselin, New Jersey 08830-2710	9.26 36.15(a)
Summit Municipal Money Market	TRP Finance, Inc. T. Rowe Price Associates Attn.: Financial Reporting Department	7.53 14.03
Tax-Exempt Money	T. Rowe Price Associates Attn.: Financial Reporting Department T. Rowe Price International, Inc. Attn.: Financial Reporting Department 100 East Pratt Street Baltimore, Maryland 21202-1009	19.09 8.82
Tax-Free High Yield	Charles Schwab & Co., Inc.	5.46
Tax-Free Income Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers	99.47(a)
Tax-Free Short-Intermediate	Charles Schwab & Co., Inc.	9.11
U.S. Bond Index	Alaska College Savings Trust
ACT Portfolio
c/o T. Rowe Price Associates
Attn.: Kimberly Vanscoy, Fixed Income
100 East Pratt Street, 7th Floor
Baltimore, Maryland 21202-1009

T. Rowe Price Retirement Plan Services, Inc.
Omnibus Plan
New Business-Conv. Assets
6.44 34.93(b)
U.S. Treasury Intermediate	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	17.81
U.S. Treasury Long-Term	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department Yachtcrew & Co.	12.12 32.93(d)
U.S. Treasury Money	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	16.76
Value	Northern Trust Company TR FBO Pfizer Savings and Investment Plan P.O. Box 92994 Chicago, Illinois 60675-2994 Pirateline & Co. Retirement Portfolio 2020 Retirement Portfolio 2025 Retirement Portfolio 2030 T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	5.55 7.68 10.03 5.01 9.21 13.38
Value Fund—Advisor Class	Bost & Company
FBO Directed Account Plan
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, Pennsylvania 15230-3198

Citigroup Global Markets Inc.

ING Life Insurance and Annuity Company

Minnesota Life

National Financial Services for the Exclusive Benefit of
Our Customers
7.17 7.70 11.56 16.00 48.29(a)
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(a)At the level of ownership indicated, the shareholder would be able to determine the outcome of most issues that are submitted to shareholders for vote.

(b)T. Rowe Price Retirement Plan Services, Inc., is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Retirement Plan Services is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Retirement Plan Services and are normally voted by various retirement plans and retirement plan participants.

(c)T. Rowe Price Trust Company is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Trust Company is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Trust Company and are normally voted by various retirement plans and retirement plan participants.

(d)Yachtcrew & Co. owns the indicated percentage of the outstanding shares of the fund through the Spectrum Funds. Shares of the fund held by the Spectrum Funds are "echo-voted" by Spectrum Funds in the same proportion as the shares of the fund are voted by its non-Spectrum Fund shareholders.

(e)T. Rowe Price Associates is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. Securities owned by T. Rowe Price Associates are the result of its contributions to the fund at the fund`s inception in order to provide the fund with sufficient capital to invest in accordance with its investment program. At the level of ownership indicated, T. Rowe Price Associates would be able to determine the outcome of most issues that were submitted to shareholders for vote.

(f)T. Rowe Price Finance is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. Securities owned by T. Rowe Price Finance are the result of its contribution to the fund at the fund`s inception in order to provide the fund with sufficient capital to invest in accordance with its investment program. At the level of ownership indicated, T. Rowe Price Finance would be able to determine the outcome of most issues that were submitted to shareholders for vote.

INVESTMENT MANAGEMENT agreements

T. Rowe Price International, Inc. is the investment manager for all international and foreign funds and has executed an Investment Management Agreement with each such fund. T. Rowe Price Associates, Inc. is the investment manager for all other funds and has executed an Investment Management Agreement with each such fund. T. Rowe Price Associates and T. Rowe Price International are hereinafter referred to as "Investment Managers". T. Rowe Price Associates is a

wholly owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price International is a wholly owned subsidiary of T. Rowe Price Finance, Inc., which is a wholly owned subsidiary of T. Rowe Price Associates.

Services

Under the Investment Management Agreement (except for the Japan Fund and the Japanese investments of the International Discovery Fund), the Investment Managers provide the funds with discretionary investment services. Specifically, the Investment Managers are responsible for supervising and directing the investments of the funds in accordance with the funds` investment objectives, programs, and restrictions as provided in the funds` prospectuses and this SAI. The Investment Managers are also responsible for effecting all security transactions on behalf of the funds, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. For the Japan Fund and the Japanese investments of the International Discovery Fund, T. Rowe Price International has entered into a subadvisory agreement with T. Rowe Price Global Investment Services Limited ("Global Investment Services") under which, subject to the supervision of T. Rowe Price International, Global Investment Services provides the same services described above that T. Rowe Price International provides for the other funds.

In addition to the services described above, the Investment Managers provide the funds with certain corporate administrative services, including: maintaining the funds` corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the funds; maintaining liaison with the agents employed by the funds such as the funds` custodian and transfer agent; assisting the funds in the coordination of such agent`s activities; and permitting employees of the Investment Managers to serve as officers, directors, and committee members of the funds without cost to the funds.

The Investment Management Agreements also provide that the Investment Managers, their directors, officers, employees, and certain other persons performing specific functions for the funds will be liable to the funds only for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The subadvisory agreements with respect to the Japan and International Discovery Funds have a similar provision limiting the liability of Global Investment Services for errors, mistakes, and losses other than those caused by its willful misfeasance, bad faith, or gross negligence.

Under the Investment Management Agreements, the Investment Managers are permitted to utilize the services or facilities of others to provide them or the funds with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and such other information, advice, or assistance as the Investment Managers may deem necessary, appropriate, or convenient for the discharge of their obligations under the Investment Management Agreements or otherwise helpful to the funds. The subadvisory agreement with respect to the Japan and International Discovery Funds has a similar provision permitting Global Investment Services to utilize, at its own cost, the services or facilities of others.

All funds except Index, Institutional, TRP Reserve Investment, Retirement, Spectrum, Summit Income, and Summit Municipal Funds

Management Fees

The funds pay the Investment Managers a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to the Investment Managers on the first business day of the next succeeding calendar month and is calculated as described next.

The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds` group fee accrual as determined below ("Daily Price Funds` Group Fee Accrual") by the ratio of the Price Funds` net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds` Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds` Group Fee Accrual for that day as determined in accordance with the following schedule:
0.480%	First $1 billion	0.360%	Next $2 billion	0.310%	Next $16 billion
0.450%	Next $1 billion	0.350%	Next $2 billion	0.305%	Next $30 billion
0.420%	Next $1 billion	0.340%	Next $5 billion	0.300%	Next $40 billion
0.390%	Next $1 billion	0.330%	Next $10 billion	0.295%	Next $40 billion
0.370%	Next $1 billion	0.320%	Next $10 billion	0.290%	Thereafter

For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services (excluding the Retirement Funds, Spectrum Funds, TRP Reserve Investment Funds, and any Index or private label mutual funds). For the purpose of calculating the Daily Price Funds` Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with each fund`s prospectus as of the close of business on the previous business day on which the fund was open for business.

The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one (1) over the number of calendar days in the year by the individual Fund Fee Rate. The product of this calculation is multiplied by the net assets of the fund for that day, as determined in accordance with the fund`s prospectus as of the close of business on the previous business day on which the fund was open for business. The individual fund fees are listed in the following table:
Fund	Fee %
Balanced	0.15%
Blue Chip Growth	0.30(a)
California Tax-Free Bond	0.10
California Tax-Free Money	0.10
Capital Appreciation	0.30
Capital Opportunity	0.20
Corporate Income	0.15
Developing Technologies	0.60
Diversified Mid-Cap Growth	0.35
Diversified Small-Cap Growth	0.35
Dividend Growth	0.20
Emerging Europe & Mediterranean	0.75
Emerging Markets Bond	0.45
Emerging Markets Stock	0.75
Equity Income	0.25(b)
European Stock	0.50
Financial Services	0.35
Florida Intermediate Tax-Free	0.05
GNMA	0.15
Georgia Tax-Free Bond	0.10
Global Stock	0.35
Global Technology	0.45
Growth & Income	0.25
Growth Stock	0.25(b)
Health Sciences	0.35
High Yield	0.30
Inflation Protected Bond	0.05
International Bond	0.35
International Discovery	0.75
International Growth & Income	0.35
International Stock	0.35
Japan	0.50
Latin America	0.75
Maryland Short-Term Tax-Free Bond	0.10
Maryland Tax-Free Bond	0.10
Maryland Tax-Free Money	0.10
Media & Telecommunications	0.35
Mid-Cap Growth	0.35(c)
Mid-Cap Value	0.35
New America Growth	0.35
New Asia	0.50
New Era	0.25
New Horizons	0.35
New Income	0.15
New Jersey Tax-Free Bond	0.10
New York Tax-Free Bond	0.10
New York Tax-Free Money	0.10
Personal Strategy Balanced	0.25
Personal Strategy Growth	0.30
Personal Strategy Income	0.15
Prime Reserve	0.05
Real Estate	0.30
Science & Technology	0.35
Short-Term Bond	0.10
Small-Cap Stock	0.45
Small-Cap Value	0.35
Tax-Efficient Balanced	0.20
Tax-Efficient Growth	0.30
Tax-Efficient Multi-Cap Growth	0.35
Tax-Exempt Money	0.10
Tax-Free High Yield	0.30
Tax-Free Income	0.15
Tax-Free Intermediate Bond	0.05
Tax-Free Short-Intermediate	0.10
U.S. Treasury Intermediate	0.05
U.S. Treasury Long-Term	0.05
U.S. Treasury Money	0.00
Value	0.35
Virginia Tax-Free Bond	0.10

(a)On assets up to $15 billion and 0.255% on assets above $15 billion.

(b)On assets up to $15 billion and 0.2125% on assets above $15 billion.

(c)On assets up to $15 billion and 0.2975% on assets above $15 billion.

Index, Institutional, Summit Income, and Summit Municipal Funds

The following funds pay the Investment Managers an annual investment management fee in monthly installments of the amount listed below based on the average daily net asset value of the fund.
Fund	Fee %
Equity Index 500	0.15%
Institutional Foreign Equity	0.70
Institutional Large-Cap Core Growth	0.55
Institutional Large-Cap Growth	0.55
Institutional Large-Cap Value	0.55
Institutional Mid-Cap Equity Growth	0.60
Institutional Small-Cap Stock	0.65

The following funds ("Single Fee Funds") pay the Investment Managers a single annual investment management fee in monthly installments of the amount listed below based on the average daily net asset value of the fund.
Fund	Fee %
Extended Equity Market Index	0.40%
Institutional Core Plus	0.45
Institutional Emerging Markets Equity	1.10
Institutional High Yield	0.50
International Equity Index	0.50
Summit Cash Reserves	0.45
Summit GNMA	0.60
Summit Municipal Money Market	0.45
Summit Municipal Intermediate	0.50
Summit Municipal Income	0.50
Total Equity Market Index	0.40
U.S. Bond Index	0.30

The Investment Management Agreement between each Single Fee Fund and the Investment Managers provides that the Investment Managers will pay all expenses of each fund`s operations, except interest, taxes, brokerage commissions, and other charges incident to the purchase, sale, or lending of the fund`s portfolio securities, directors` fees and expenses (including counsel fees and expenses), and such non-recurring or extraordinary expenses that may arise, including the costs of actions, suits, or proceedings to which the fund is a party and the expenses the fund may incur as a result of its obligation to provide indemnification to its officers, directors, and agents. However, the Boards for the funds reserve the right to impose additional fees against shareholder accounts to defray expenses which would otherwise be paid by the Investment Managers under the Investment Management Agreement. The Boards do not anticipate levying such charges; such a fee, if charged, may be retained by the funds or paid to the Investment Managers.

The Fee is paid monthly to the Investment Managers on the first business day of the next succeeding calendar month and is the sum of the Daily Fee accruals for each month. The Daily Fee accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the appropriate Fee. The product of this calculation is multiplied by the net assets of the fund for that day, as determined in accordance with each fund`s prospectus as of the close of business on the previous business day on which the fund was open for business.

TRP Government Reserve Investment, TRP Reserve Investment, Retirement, and Spectrum Funds

None of these funds pays T. Rowe Price an investment management fee.

Japan Fund

Under a subadvisory agreement between T. Rowe Price International and Global Investment Services approved by the directors of the Japan Fund, Global Investment Services, subject to the supervision of T. Rowe Price International, will manage all the investments of the Japan Fund. For its services, Global Investment Services will receive 60% of the investment management fee received by T. Rowe Price International from the Japan Fund.

International Discovery Fund

Under a subadvisory agreement between T. Rowe Price International and Global Investment Services approved by the directors of the International Discovery Fund, Global Investment Services, subject to the supervision of T. Rowe Price International, will manage the yen-denominated investments of the International Discovery Fund. For its services, Global Investment Services will receive 50% of the investment management fee received by T. Rowe Price International from the International Discovery Fund attributable to the yen-denominated investments of the International Discovery Fund.

Management Fee Compensation

The following table sets forth the total management fees, if any, paid to the Investment Managers by each fund, during the fiscal years indicated:
Fund	Fiscal Year Ended
	2/28/05	2/29/04	2/28/03
California Tax-Free Bond	$1,082,000	$1,128,000	$1,113,000
California Tax-Free Money	406,000	403,000	333,000
Florida Intermediate Tax-Free	403,000	415,000	391,000
Georgia Tax-Free Bond	380,000	367,000	353,000
Maryland Short-Term Tax-Free Bond	957,000	1,023,000	802,000
Maryland Tax-Free Bond	5,270,000	5,565,000	5,430,000
Maryland Tax-Free Money	485,000	336,000	175,000
New Jersey Tax-Free Bond	653,000	640,000	581,000
New York Tax-Free Bond	984,000	978,000	964,000
New York Tax-Free Money	461,000	448,000	412,000
Tax-Efficient Balanced	233,000	231,000	231,000
Tax-Efficient Growth	469,000	441,000	406,000
Tax-Efficient Multi-Cap Growth	188,000	146,000	23,000
Tax-Exempt Money	2,957,000	2,980,000	3,048,000
Tax-Free High Yield	7,245,000	6,979,000	6,947,000
Tax-Free Income(a)	7,926,000	7,315,000	6,904,000
Tax-Free Intermediate Bond	626,000	616,000	561,000
Tax-Free Short-Intermediate	2,411,000	2,462,000	2,180,000
Virginia Tax-Free Bond	1,747,000	1,712,000	1,605,000

(a)The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

Fund	Fiscal Year Ended
	5/31/05	5/31/04	5/31/03
Corporate Income	$872,000	$430,000	$297,000
GNMA	6,250,000	6,366,000	6,528,000
TRP Government Reserve Investment	(a)	(a)	(a)
High Yield(b)	25,086,000	22,485,000	14,527,000
Inflation Protected Bond	268,000	131,000	0
Institutional Core Plus	33,000	(c)	(c)
Institutional High Yield	3,135,000	3,407,000	796,000
New Income(d)	13,093,000	10,947,000	9,469,000
Personal Strategy Balanced	5,564,000	4,412,000	3,071,000
Personal Strategy Growth	4,033,000	3,079,000	1,561,000
Personal Strategy Income	1,717,000	1,390,000	747,000
Prime Reserve	17,917,000	19,470,000	21,177,000
TRP Reserve Investment	(a)	(a)	(a)
Retirement 2005	(a)	(a)	(a)
Retirement 2010	(a)	(a)	(a)
Retirement 2015	(a)	(a)	(a)
Retirement 2020	(a)	(a)	(a)
Retirement 2025	(a)	(a)	(a)
Retirement 2030	(a)	(a)	(a)
Retirement 2035	(a)	(a)	(a)
Retirement 2040	(a)	(a)	(a)
Retirement 2045	(c)	(c)	(c)
Retirement Income	(a)	(a)	(a)
Short-Term Bond	6,202,000	5,440,000	3,014,000
U.S. Treasury Intermediate	1,062,000	1,315,000	1,404,000
U.S. Treasury Long-Term	855,000	951,000	1,094,000
U.S. Treasury Money	2,927,000	3,339,000	3,442,000

(a)The fund does not pay an investment management fee.

(b)The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

(c)Prior to commencement of operations.

(d)The fund has three classes of shares. The management fee is allocated to each class based on relative net assets.

Fund	Fiscal Year Ended
	10/31/05	10/31/04	10/31/03
Emerging Europe & Mediterranean	$4,431,000	$888,000	$321,000
Emerging Markets Stock	9,850,000	5,239,000	2,173,000
European Stock	6,666,000	6,802,000	5,720,000
Global Stock	617,000	523,000	448,000
Institutional Emerging Markets Equity(a)	857,000	277,000	78,000
Institutional Foreign Equity	3,507,000	6,645,000	8,097,000
International Discovery	11,725,000	8,325,000	4,614,000
International Equity Index(a)	455,000	171,000	73,000
International Growth & Income(b)	5,281,000	1,823,000	198,000
International Stock(b)	33,990,000	33,994,000	30,300,000
Japan	1,711,000	1,543,000	915,000
Latin America	4,911,000	2,186,000	1,475,000
New Asia	9,017,000	7,214,000	4,974,000
Summit Cash Reserves(a)	15,826,000	13,432,000	14,006,000
Summit GNMA(a)	487,000	512,000	632,000
Summit Municipal Income(a)	605,000	475,000	464,000
Summit Municipal Intermediate(a)	966,000	730,000	565,000
Summit Municipal Money Market(a)	2,621,000	1,975,000	1,320,000
U.S. Bond Index(a)	455,000	311,000	271,000

(a)The fee includes investment management fees and administrative expenses.

(b)The fund has three classes of shares. The management fee is allocated to each class based on relative net assets.

Fund	Fiscal Year Ended
	12/31/04	12/31/03	12/31/02
Balanced	$10,021,000	$7,983,000	$7,791,000
Blue Chip Growth(a)	46,135,000	36,657,000	35,354,000
Capital Appreciation(b)	23,028,000	13,817,000	10,731,000
Capital Opportunity(a)	492,000	431,000	439,000
Developing Technologies	424,000	267,000	12,000
Diversified Mid-Cap Growth	199,000	(c)	(c)
Diversified Small-Cap Growth	517,000	402,000	272,000
Dividend Growth	3,632,000	3,065,000	3,176,000
Emerging Markets Bond	1,893,000	1,881,000	1,416,000
Equity Income(a)	87,399,000	63,960,000	58,414,000
Equity Index 500	6,404,000	4,775,000	3,708,000
Extended Equity Market Index(d)	546,000	351,000	287,000
Financial Services	2,528,000	2,011,000	1,973,000
Global Technology	652,000	512,000	317,000
Growth & Income	10,824,000	10,016,000	11,391,000
Growth Stock(a)	38,666,000	25,638,000	23,442,000
Health Sciences	8,045,000	5,681,000	5,306,000
Institutional Large-Cap Core Growth	163,000	9,000	(c)
Institutional Large-Cap Growth	196,000	52,000	(e)
Institutional Large-Cap Value	294,000	56,000	(e)
Institutional Mid-Cap Equity Growth	2,231,000	1,835,000	1,731,000
Institutional Small-Cap Stock	2,873,000	2,448,000	2,158,000
International Bond(b)	9,624,000	8,050,000	5,964,000
Media & Telecommunications	4,949,000	3,433,000	3,224,000
Mid-Cap Growth(a)	75,642,000	50,889,000	41,271,000
Mid-Cap Value(a)	22,005,000	8,500,000	5,810,000
New America Growth	6,039,000	5,670,000	6,113,000
New Era	9,378,000	5,957,000	6,008,000
New Horizons	34,850,000	26,921,000	27,637,000
Real Estate(b)	2,546,000	1,201,000	518,000
Science & Technology(b)	30,509,000	27,233,000	27,433,000
Small-Cap Stock(b)	44,236,000	31,577,000	26,755,000
Small-Cap Value(a)	27,661,000	19,397,000	17,130,000
Spectrum Growth	(f)	(f)	(f)
Spectrum Income	(f)	(f)	(f)
Spectrum International	(f)	(f)	(f)
Total Equity Market Index(d)	1,276,000	912,000	737,000
Value(b)	12,876,000	8,689,000	8,899,000

(a)The fund has three classes of shares. The management fee is allocated to each class based on relative net assets.

(b)The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

(c)Prior to commencement of operations.

(d)The fee includes investment management fees and administrative expenses.

(e)Due to the fund`s expense limitation in effect at that time, no management fees were paid by the fund to the investment manager.

(f)The fund does not pay an investment management fee.

The following table sets forth the total management fees for the listed funds, if any, paid to the Investment Managers by each fund, during the fiscal year ended 12/31/05.

Fund	Fiscal Year Ended 12/31/05
Capital Appreciation(a)	$38,637,000
Growth Stock(b)	59,274,000
Mid-Cap Growth(b)	91,962,000
New Horizons	39,472,000
Value(a)	19,701,000

(a)The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

(b)The fund has three classes of shares. The management fee is allocated to each class based on relative net assets.

Expense Limitations and Reimbursements

The following chart sets forth contractual expense ratio limitations and the periods for which they are effective. For each, the Investment Managers have agreed to bear any fund expenses (other than interest, taxes, brokerage, and other expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) which would cause the funds` ratio of expenses to average net assets to exceed the indicated percentage limitation. The expenses borne by the Investment Managers are subject to reimbursement by the funds through the indicated reimbursement date, provided no reimbursement will be made if it would result in the funds` expense ratios exceeding their applicable limitations.
Fund	Limitation Period	Expense Ratio Limitation	Reimbursement Date
Blue Chip Growth Fund—Advisor Class(a)	January 1, 2004 — April 30, 2006	1.05%	April 30, 2008(b)
Blue Chip Growth Fund—R Class(c)	May 1, 2004 — April 30, 2006	1.35%	April 30, 2008(b)
California Tax-Free Money(d)	July 1, 2005 — June 30, 2007	0.55%	(e)
Capital Appreciation Fund—Advisor Class	January 1, 2005 — April 30, 2007	1.10%	(e)
Capital Opportunity(f)	October 1, 2005 — April 30, 2008	0.95%	April 30, 2010(b)
Capital Opportunity Fund—Advisor Class(g)	October 1, 2005 — April 30, 2008	1.10%	April 30, 2010(b)
Capital Opportunity Fund—R Class(h)	October 1, 2005 — April 30, 2008	1.35%	April 30, 2010(b)
Corporate Income	June 1, 2003 — September 30, 2005	0.80%	September 30, 2007 (b)
Developing Technologies(i)	May 1, 2005 — April 30, 2007	1.50%	April 30, 2009(b)
Diversified Mid-Cap Growth	December 31, 2003 — April 30, 2006	1.25%	(e)
Diversified Small-Cap Growth(j)	May 1, 2004 — April 30, 2006	1.25%	April 30, 2008(b)
Dividend Growth Fund—Advisor Class	December 30, 2005 — April 30, 2008	1.05%	April 30, 2010(b)
Emerging Europe & Mediterranean(k)	March 1, 2005 — February 28, 2007	1.75%	February 28, 2009(b)
Equity Income Fund—Advisor Class(l)	January 1, 2004 — April 30, 2006	1.00%	(e)
Equity Income Fund—R Class(m)	May 1, 2004 — April 30, 2006	1.30%	(e)
Equity Index 500(n)	May 1, 2005 — April 30, 2006	0.35%	April 30, 2008(b)
Global Stock(o)	October 1, 2005 — February 29, 2008	1.00%	February 28, 2010(b)
Global Technology(p)	May 1, 2005 — April 30, 2007	1.50%	April 30, 2009(b)
Growth Stock Fund—Advisor Class(q)	January 1, 2004 — April 30, 2006	1.10%	(e)
Growth Stock Fund—R Class(r)	May 1, 2004 — April 30, 2006	1.35%	(e)
Inflation Protected Bond(s)	October 1, 2004 — September 30, 2006	0.50%	September 30, 2008 (b)
Institutional Large-Cap Core Growth(t)	May 1, 2005 — April 30, 2007	0.65%	April 30, 2009(b)
Institutional Large-Cap Growth(u)	August 31, 2005 — April 30, 2007	0.58%	April 30, 2009(b)
Institutional Large-Cap Value(v)	January 1, 2004 — April 30, 2006	0.65%	April 30, 2008(b)
Institutional Small-Cap Stock	January 1, 2002 — December 31, 2003	0.75%	December 31, 2005
International Bond Fund—Advisor Class(w)	January 1, 2004 — April 30, 2006	1.15%	(e)
International Growth & Income	November 1, 2002 — February 28, 2005	1.25%	February 28, 2007
International Growth & Income Fund—Advisor Class(x)	March 1, 2006 — February 29, 2008	1.15%	February 28, 2010(b)
International Growth & Income Fund— R Class(y)	March 1, 2006 — February 29, 2008	1.40%	February 28, 2010(b)
International Stock Fund—Advisor Class(z)	March 1, 2006 — February 29, 2008	1.15%	(e)
International Stock Fund—R Class(aa)	March 1, 2006 — February 29, 2008	1.40%	(e)
Maryland Tax-Free Money(bb)	July 1, 2005 — June 30, 2007	0.55%	June 30, 2009(b)
Mid-Cap Growth Fund—Advisor Class(cc)	January 1, 2004 — April 30, 2006	1.10%	April 30, 2008(b)
Mid-Cap Growth Fund—R Class(dd)	May 1, 2004 — April 30, 2006	1.40%	April 30, 2008(b)
Mid-Cap Value Fund—Advisor Class(ee)	May 1, 2004 — April 30, 2006	1.10%	April 30, 2008(b)
Mid-Cap Value Fund—R Class(ff)	May 1, 2004 — April 30, 2006	1.40%	April 30, 2008(b)
New America Growth Fund—Advisor Class	December 30, 2005 — April 30, 2008	1.10%	(e)
New Income Fund—Advisor Class(gg)	October 1, 2004 — September 30, 2006	0.90%	(e)
New Income Fund—R Class(hh)	October 1, 2004 — September 30, 2006	1.15%	(e)
New York Tax-Free Money(ii)	July 1, 2005 — June 30, 2007	0.55%	(e)
Personal Strategy Balanced(jj)	October 1, 2004 — September 30, 2006	0.90%	September 30, 2008 (b)
Personal Strategy Growth(kk)	October 1, 2004 — September 30, 2006	1.00%	September 30, 2008 (b)
Personal Strategy Income(ll)	October 1, 2004 — September 30, 2006	0.80%	September 30, 2008 (b)
Real Estate(mm)	January 1, 2004 — April 30, 2006	0.90%	April 30, 2008(b)
Real Estate Fund—Advisor Class	January 1, 2005 — April 30, 2007	1.20%	April 30, 2009(b)
Science & Technology Fund—Advisor Class(nn)	January 1, 2004 — April 30, 2006	1.15%	April 30, 2008(b)
Short-Term Bond(oo)	October 1, 2004 — September 30, 2006	0.55%	(e)
Short-Term Bond Fund—Advisor Class	January 1, 2005 — September 30, 2007	0.85%	(e)
Small-Cap Stock Fund—Advisor Class(pp)	January 1, 2004 — April 30, 2006	1.20%	April 30, 2008(b)
Small-Cap Value Fund—Advisor Class(qq)	January 1, 2004 — April 30, 2006	1.15%	April 30, 2008(b)
Tax-Efficient Multi-Cap Growth(rr)	March 1, 2004 — June 30, 2006	1.25%	June 30, 2008(b)
Tax-Free Income Fund—Advisor Class(ss)	July 1, 2004 — June 30, 2006	0.90%	(e)
Value Fund—Advisor Class(tt)	January 1, 2004 — April 30, 2006	1.10%	April 30, 2008(b)

(a)The Blue Chip Growth Fund—Advisor Class previously operated under a 1.05% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(b)No reimbursement will be made after the reimbursement date, or three years after any waiver or payment, whichever is sooner.

(c)The Blue Chip Growth Fund—R Class previously operated under a 1.35% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006.

(d)The California Tax-Free Money Fund previously operated under a 0.55% limitation that expired June 30, 2005. For this limitation, no reimbursement will be made more than three years after any waiver or payment.

(e)No reimbursement will be made more than three years after any waiver or payment.

(f)The Capital Opportunity Fund previously operated under a 1.35% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006. The fund`s expense limitation was lowered from 1.15% to 0.95% effective October 1, 2005.

(g)The Capital Opportunity Fund—Advisor Class`s expense ratio limitation was lowered from 1.25% to 1.10% effective October 1, 2005.

(h)The Capital Opportunity Fund—R Class`s expense ratio limitation was lowered from 1.50% to 1.35% effective October 1, 2005.

(i)The Developing Technologies Fund previously operated under a 1.50% limitation that expired April 30, 2005. The reimbursement period for this limitation extends through April 30, 2007.

(j)The Diversified Small-Cap Growth Fund previously operated under a 1.25% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006.

(k)The Emerging Europe & Mediterranean Fund previously operated under a 1.75% limitation that expired February 28, 2005. The reimbursement period for this limitation extends through February 28, 2007.

(l)The Equity Income Fund—Advisor Class previously operated under a l.00% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(m)The Equity Income Fund—R Class previously operated under a 1.30% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006.

(n)The Equity Index 500 Fund previously operated under a 0.35% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(o)The Global Stock Fund`s expense ratio limitation was lowered from 1.20% to 1.00% effective October 1, 2005.

(p)The Global Technology Fund previously operated under a 1.50% limitation that expired April 30, 2005. The reimbursement period for this limitation extends through April 30, 2007.

(q)The Growth Stock Fund—Advisor Class previously operated under a 1.10% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(r)The Growth Stock Fund—R Class previously operated under a 1.35% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006.

(s)The Inflation Protected Bond Fund previously operated under a 0.50% limitation that expired September 30, 2004. The reimbursement period for this limitation extends through September 30, 2006.

(t)The Institutional Large-Cap Core Growth Fund previously operated under a 0.65% limitation that expired April 30, 2005. The reimbursement period for this limitation extends through April 30, 2007.

(u)The Institutional Large-Cap Growth Fund`s expense ratio limitation was lowered from 0.65% to 0.58% effective August 1, 2005. The fund previously operated under a 0.65% limitation that expired April 30, 2005. The reimbursement period for this limitation extends through April 30, 2007.

(v)The Institutional Large-Cap Value Fund previously operated under a 0.65% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(w)The International Bond Fund—Advisor Class previously operated under a 1.15% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(x)The International Growth & Income Fund—Advisor Class previously operated under a 1.15% limitation that expired February 28, 2006. The reimbursement period for this limitation extends through February 29, 2008.

(y)The International Growth & Income Fund—R Class previously operated under a 1.40% limitation that expired February 28, 2006. The reimbursement period for this limitation extends through February 29, 2008.

(z)The International Stock Fund—Advisor Class previously operated under a 1.15% limitation that expired February 28, 2006. The reimbursement period for this limitation extends through February 29, 2008.

(aa)The International Stock Fund—R Class previously operated under a 1.40% limitation that expired February 28, 2006. The reimbursement period for this limitation extends through February 29, 2008.

(bb)The Maryland Tax-Free Money Fund previously operated under a 0.55% limitation that expired June 30, 2005. The reimbursement period for this limitation extends through June 30, 2007, or three years after any waiver or payment, whichever is sooner.

(cc)The Mid-Cap Growth Fund—Advisor Class previously operated under a 1.10% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(dd)The Mid-Cap Growth Fund—R Class previously operated under a 1.40% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006.

(ee)The Mid-Cap Value Fund—Advisor Class previously operated under a 1.10% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006.

(ff)The Mid-Cap Value Fund—R Class previously operated under a 1.40% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006.

(gg)The New Income Fund—Advisor Class previously operated under a 1.15% limitation that expired September 30, 2004. The reimbursement period for this limitation extends through September 30, 2006.

(hh)The New Income Fund—R Class previously operated under a 1.15% limitation that expired September 30, 2004. The reimbursement period for this limitation extends through September 30, 2006.

(ii)The New York Tax-Free Money Fund previously operated under a 0.55% limitation that expired June 30, 2005. For this limitation, no reimbursement will be made more than three years after any waiver or payment.

(jj)The Personal Strategy Balanced Fund previously operated under a 0.90% limitation that expired September 30, 2004. The reimbursement period for this limitation extends through September 30, 2006.

(kk)The Personal Strategy Growth Fund previously operated under a 1.00% limitation that expired September 30, 2004. The reimbursement period for this limitation extends through September 30, 2006.

(ll)The Personal Strategy Income Fund previously operated under a 0.80% limitation that expired September 30, 2004. The reimbursement period for this limitation extends through September 30, 2006.

(mm)The Real Estate Fund previously operated under a 1.00% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(nn)The Science & Technology Fund—Advisor Class previously operated under a 1.15% limitation that expired December 31, 2001. The reimbursement period for this limitation extends through December 31, 2003.

(oo)The Short-Term Bond Fund previously operated under a 0.55% limitation that expired September 30, 2004. The reimbursement period for this limitation extends through September 30, 2006.

(pp)The Small-Cap Stock Fund—Advisor Class previously operated under a 1.20% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(qq)The Small-Cap Value Fund—Advisor Class previously operated under a 1.15% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(rr)The Tax-Efficient Multi-Cap Growth Fund previously operated under a 1.25% limitation that expired February 29, 2004. The reimbursement period for this limitation extends through February 29, 2006.

(ss)The Tax-Free Income Fund—Advisor Class previously operated under a 0.90% limitation that expired June 30, 2004. The reimbursement period for this limitation extends through June 30, 2006.

(tt)The Value Fund—Advisor Class previously operated under a l.10% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

The Investment Management Agreements between the funds and the Investment Managers provide that each fund will bear all expenses of its operations not specifically assumed by the Investment Managers.

For the purpose of determining whether a fund is entitled to expense limitation, the expenses of a fund are calculated on a monthly basis. If a fund is entitled to expense limitation, that month`s advisory fee will be reduced or postponed, with any adjustment made after the end of the year.

Except for the California and New York Funds, each of the above-referenced funds` Investment Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the funds may reimburse the Investment Managers, provided the reimbursement does not result in the funds` aggregate expenses exceeding the additional expense limitation. No reimbursement may be made by the California and New York Funds unless approved by shareholders.

Blue Chip Growth Fund—Advisor and R Classes For the year ended December 31, 2004, each class operated below its expense limitation.

California Tax-Free Money Fund At February 28, 2005, management fees waived in the amount of $138,000 remain subject to repayment by the fund through June 30, 2007.

Capital Opportunity Fund At December 31, 2004, there were no amounts subject to repayment.

Corporate Income Fund At May 31, 2005, management fees waived in the amount of $97,000 remain subject to repayment by the fund.

Developing Technologies Fund At December 31, 2004, management fees waived in the amount of $216,000 remain subject to repayment by the fund through April 30, 2009.

Diversified Mid-Cap Growth Fund At December 31, 2004, management fees waived in the amount of $129,000 remain subject to repayment by the fund.

Diversified Small-Cap Growth Fund At December 31, 2004, management fees waived remain subject to repayment by the fund in the following amounts: $259,000 through April 30, 2006, and $16,000 through April 30, 2008.

Emerging Europe & Mediterranean Fund At October 31, 2005, there were no amounts subject to repayment by the fund. For the year ended October 31, 2005, the fund operated below its expense limitation.

Equity Income Fund—Advisor and R Classes For the year ended December 31, 2004, each class operated below its expense limitation.

Equity Index 500 Fund At December 31, 2004, management fees waived remain subject to repayment by the fund in the following amounts: $1,304,000 through December 31, 2005, and $515,000 through April 30, 2007.

Georgia Tax-Free Bond Fund At February 28, 2005, there were no amounts subject to repayment by the fund.

Global Stock Fund At October 31, 2005, management fees waived in the amount of $139,000 remain subject to repayment.

Global Technology Fund At December 31, 2004, management fees waived in the amount of $130,000 remain subject to repayment by the fund through April 30, 2007.

Growth Stock Fund—Advisor and R Classes At December 31, 2004, there were no amounts subject to repayment. For the year ended December 31, 2004, each class operated below its expense limitation.

Inflation Protected Bond Fund At May 31, 2005, management fees waived and expenses previously reimbursed by the manager in the amount of $594,000 remain subject to repayment by the fund.

Institutional Large-Cap Core Growth Fund At December 31, 2004, management fees waived and expenses previously reimbursed by the manager in the amount of $122,000 remain subject to repayment by the fund through April 30, 2007.

Institutional Large-Cap Growth Fund At December 31, 2004, management fees waived and expenses previously reimbursed by the manager in the amount of $148,000 remain subject to repayment by the fund through April 30, 2007.

Institutional Large-Cap Value Fund At December 31, 2004, management fees waived and expenses previously reimbursed by the manager remain subject to repayment by the fund in the following amounts $218,000 through December 31, 2005, and $83,000 through April 30, 2008.

Institutional Small-Cap Stock Fund At December 31, 2004, there were no amounts subject to repayment by the fund.

International Growth & Income Fund, International Growth & Income Fund—Advisor and R Classes At October 31, 2005, expenses previously reimbursed by the manager in the amount of $23,000 remain subject to repayment.

International Stock Fund—Advisor and R Classes At October 31, 2005, expenses previously reimbursed by the manager in the amount of $8,000 remain subject to repayment for the R Class. For the year ended October 31, 2005, the Advisor Class operated below its expense limitation.

Maryland Tax-Free Money Fund At February 28, 2005, management fees waived in the amount of $92,000 remain subject to repayment by the fund through June 30, 2007.

Mid-Cap Growth Fund—Advisor and R Classes At December 31, 2004, there were no amounts subject to repayment. For the year ended December 31, 2004, each class operated below its expense limitation.

Mid-Cap Value Fund—Advisor and R Classes At December 31, 2004, there were no amounts subject to repayment. For the year ended December 31, 2004, each class operated below its expense limitation.

New Income Fund—Advisor and R Classes At May 31, 2005, expenses previously reimbursed by the manager in the amount of $21,000 remain subject to repayment.

New York Tax-Free Money Fund At February 28, 2005, management fees waived in the amount of $115,000 remain subject to repayment by the fund through June 30, 2007.

Personal Strategy Balanced Fund At May 31, 2005, management fees waived in the amount of $965,000 remain subject to repayment by the fund.

Personal Strategy Growth Fund At May 31, 2005, management fees waived in the amount of $456,000 remain subject to repayment by the fund.

Personal Strategy Income Fund At May 31, 2005, management fees waived in the amount of $903,000 remain subject to repayment by the fund.

Real Estate Fund At December 31, 2004, management fees waived in the amount of $66,000 remain subject to repayment through December 31, 2005.

Science & Technology Fund—Advisor Class At December 31, 2004, there were no amounts subject to repayment. For the year ended December 31, 2004, the Advisor Class operated below its expense limitation.

Short-Term Bond Fund At May 31, 2005, management fees waived and expenses previously reimbursed by the manager in the amount of $2,567,000 remain subject to repayment by the Investor Class. For the year ended May 31, 2005, the Advisor Class operated at below its expense limitation.

Small-Cap Stock Fund—Advisor Class For the year ended December 31, 2004, the Advisor Class operated below its expense limitation.

Small-Cap Value Fund—Advisor Class For the year ended December 31, 2004, the Advisor Class operated below its expense limitation.

Tax-Efficient Multi-Cap Growth Fund At February 28, 2005, management fees waived remain subject to repayment by the fund in the following amounts: $170,000 through February 28, 2006, and $55,000 through June 30, 2008.

Value Fund—Advisor Class At December 31, 2004, there were no amounts subject to repayment. For the year ended December 31, 2004, the Advisor Class operated below its expense limitation.

Management Related Services

In addition to the management fee, the funds (other than the Single-Fee Funds) pay for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and directors` fees and expenses.

T. Rowe Price Services, Inc. ("Services"), a wholly owned subsidiary of T. Rowe Price, acts as the funds` transfer and dividend disbursing agent and provides shareholder and administrative services. T. Rowe Price Retirement Plan Services, Inc. ("RPS"), also a wholly owned subsidiary, provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. The fees paid by the funds to Services are based on the costs to Services of providing these services plus a return on capital employed in support of the services.

The fees paid to RPS are based on a per plan participant fee. The fees paid to Services and RPS are set forth in each fund`s shareholder report under "Related Party Transactions." The address for Services and RPS is 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price, under a separate agreement with the funds, provides accounting services to the funds. The funds paid the expenses shown in the following table during the fiscal years indicated to T. Rowe Price for accounting services.
Fund	Fiscal Year Ended
	2/28/05	2/29/04	2/28/03
California Tax-Free Bond	64,000	$64,000	$64,000
California Tax-Free Money	64,000	64,000	64,000
Florida Intermediate Tax-Free	64,000	64,000	64,000
Georgia Tax-Free Bond	64,000	64,000	64,000
Maryland Short-Term Tax-Free Bond	64,000	64,000	64,000
Maryland Tax-Free Bond	84,000	84,000	84,000
Maryland Tax-Free Money	64,000	64,000	64,000
New Jersey Tax-Free Bond	64,000	64,000	64,000
New York Tax-Free Bond	64,000	64,000	64,000
New York Tax-Free Money	64,000	64,000	64,000
Tax-Efficient Balanced	64,000	81,000	84,000
Tax-Efficient Growth	64,000	64,000	64,000
Tax-Efficient Multi-Cap Growth	64,000	64,000	64,000
Tax-Exempt Money	84,000	83,900	97,000
Tax-Free High Yield	104,000	104,000	104,000
Tax-Free Income	96,000	113,000	109,000
Tax-Free Income Fund—Advisor Class	17,000	0	0
Tax-Free Intermediate Bond	64,000	64,000	64,000
Tax-Free Short-Intermediate	64,000	64,000	64,000
Virginia Tax-Free Bond	64,000	64,000	64,000

Fund	Fiscal Year Ended
	5/31/05	5/31/04	5/31/03
Corporate Income	$104,000	$104,000	$92,000
GNMA	104,000	104,000	104,000
TRP Government Reserve Investment	64,000	64,000	64,000
High Yield	109,000	111,000	116,000
High Yield Fund—Advisor Class	24,000	22,000	21,000
Inflation Protected Bond	84,000	96,000	61,000
Institutional Core Plus	42,000	(a)	(a)
Institutional High Yield	124,000	112,000	104,000
New Income	144,000	144,000	130,000
New Income Fund—Advisor Class	(b)	(b)	0
New Income Fund—R Class	(b)	(b)	0
Personal Strategy Balanced	125,000	114,000	93,000
Personal Strategy Growth	125,000	113,000	93,000
Personal Strategy Income	124,000	113,000	93,000
Prime Reserve	84,000	84,000	93,000
TRP Reserve Investment	84,000	84,000	72,000
Retirement 2005	(c)	(c)	(a)
Retirement 2010	(c)	(c)	(c)
Retirement 2010 Fund—Advisor Class	(c)	(c)	(a)
Retirement 2010 Fund—R Class	(c)	(c)	(a)
Retirement 2015	(c)	(c)	(a)
Retirement 2020	(c)	(c)	(c)
Retirement 2020 Fund—Advisor Class	(c)	(c)	(a)
Retirement 2020 Fund—R Class	(c)	(c)	(a)
Retirement 2025	(c)	(c)	(a)
Retirement 2030	(c)	(c)	(c)
Retirement 2030 Fund—Advisor Class	(c)	(c)	(a)
Retirement 2030 Fund—R Class	(c)	(c)	(a)
Retirement 2035	(c)	(c)	(a)
Retirement 2040	(c)	(c)	(c)
Retirement 2040 Fund—Advisor Class	(c)	(c)	(a)
Retirement 2040 Fund—R Class	(c)	(c)	(a)
Retirement 2045	(a)	(a)	(a)
Retirement Income	(c)	(c)	(c)
Short-Term Bond	96,000	84,000	84,000
Short-Term Bond Fund—Advisor Class	(b)	(a)	(a)
U.S. Treasury Intermediate	64,000	64,000	64,000
U.S. Treasury Long-Term	64,000	64,000	64,000
U.S. Treasury Money	64,000	64,000	64,000

(a)Prior to commencement of operations.

(b)Less than $1,000.

(c)Not applicable.

Fund	Fiscal Year Ended
	10/31/05	10/31/04	10/31/03
Emerging Europe & Mediterranean	$85,000	$84,000	$87,000
Emerging Markets Stock	86,000	85,000	88,000
European Stock	87,000	91,000	107,000
Global Stock	84,000	84,000	87,000
Institutional Emerging Markets Equity	84,000	84,000	84,000
Institutional Foreign Equity	105,000	107,000	108,000
International Discovery	88,000	90,000	106,000
International Equity Index	104,000	104,000	107,000
International Growth & Income	90,000	94,000	108,000
International Growth & Income Fund—Advisor Class	14,000	6,000	(a)
International Growth & Income Fund— R Class	(a)	2,000	(a)
International Stock	136,000	138,000	144,000
International Stock Fund—Advisor Class	(a)	(a)	(a)
International Stock Fund—R Class	(a)	(a)	(a)
Japan	65,000	65,000	68,000
Latin America	64,000	68,000	88,000
New Asia	87,000	88,000	90,000
Summit Cash Reserves	84,000	84,000	81,000
Summit GNMA	84,000	84,000	81,000
Summit Municipal Income	64,000	64,000	64,000
Summit Municipal Intermediate	64,000	64,000	64,000
Summit Municipal Money Market	84,000	81,000	64,000
U.S. Bond Index	81,000	67,000	84,000

(a)Less than $1,000.

Fund	Fiscal Year Ended
	12/31/04	12/31/03	12/31/02
Balanced	$107,000	$107,000	$86,000
Blue Chip Growth	73,000	73,000	77,000
Blue Chip Growth Fund—Advisor Class	9,000	9,000	7,000
Blue Chip Growth Fund—R Class	(a)	(a)	0
Capital Appreciation	84,000	84,000	64,000
Capital Appreciation Fund—Advisor Class	(b)	(b)	(b)
Capital Opportunity	84,000	84,000	64,000
Capital Opportunity Fund—Advisor Class	(b)	(b)	(b)
Capital Opportunity Fund—R Class	(b)	(b)	(b)
Developing Technologies	64,000	64,000	64,000
Diversified Mid-Cap Growth	64,000	(b)	(b)
Diversified Small-Cap Growth	64,000	64,000	64,000
Dividend Growth	64,000	64,000	64,000
Dividend Growth Fund—Advisor Class	(b)	(b)	(b)
Emerging Markets Bond	125,000	105,000	105,000
Equity Income	72,000	73,000	98,000
Equity Income Fund—Advisor Class	10,000	8,000	5,000
Equity Income Fund—R Class	(a)	(a)	0
Equity Index 500	105,000	104,000	65,000
Extended Equity Market Index	104,000	104,000	64,000
Financial Services	64,000	64,000	64,000
Global Technology	84,000	84,000	84,000
Growth & Income	64,000	64,000	84,000
Growth Stock	98,000	101,000	124,000
Growth Stock Fund—Advisor Class	3,000	(a)	0
Growth Stock Fund—R Class	(a)	(a)	0
Health Sciences	104,000	104,000	64,000
Institutional Large-Cap Core Growth	64,000	16,000	(b)
Institutional Large-Cap Growth	64,000	64,000	64,000
Institutional Large-Cap Value	64,000	64,000	64,000
Institutional Mid-Cap Equity Growth	64,000	64,000	64,000
Institutional Small-Cap Stock	64,000	64,000	64,000
International Bond	128,000	111,000	119,000
International Bond Fund—Advisor Class	5,000	2,000	1,000
Media & Telecommunications	64,000	84,000	64,000
Mid-Cap Growth	79,000	80,000	83,000
Mid-Cap Growth Fund—Advisor Class	2,000	1,000	0
Mid-Cap Growth Fund—R Class	(a)	(a)	0
Mid-Cap Value	76,000	79,000	73,000
Mid-Cap Value Fund—Advisor Class	4,000	(a)	0
Mid-Cap Value Fund —R Class	2,000	(a)	0
New America Growth	64,000	64,000	64,000
New America Growth Fund—Advisor Class	(b)	(b)	(b)
New Era	64,000	64,000	64,000
New Horizons	84,000	84,000	84,000
Real Estate	64,000	64,000	64,000
Real Estate Fund—Advisor Class	(b)	(b)	(b)
Science & Technology	81,000	82,000	71,000
Science & Technology Fund—Advisor Class	12,000	11,000	8,000
Small-Cap Stock	68,000	69,000	97,000
Small-Cap Stock Fund—Advisor Class	5,000	4,000	2,000
Small-Cap Value	84,000	86,000	77,000
Small-Cap Value Fund—Advisor Class	9,000	7,000	2,000
Spectrum Growth	(c)	(c)	(c)
Spectrum Income	(c)	(c)	(c)
Spectrum International	(c)	(c)	(c)
Total Equity Market Index	104,000	104,000	64,000
Value	69,000	71,000	77,000
Value Fund—Advisor Class	4,000	3,000	2,000

(a)Less than $1,000.

(b)Prior to commencement of operations.

(c)Not applicable.

Fund	Fiscal Year Ended 12/31/05
Capital Appreciation	$93,000
Growth Stock	92,000
Mid-Cap Growth	78,000
New Horizons	84,000
Value	69,000

other shareholder services

The funds have adopted an administrative fee payment ("AFP") program that authorizes the funds to make payments to third parties to compensate them for certain services they provide on behalf of the funds. The third parties include retirement plan sponsors, retirement plan recordkeepers, insurance companies, banks, and broker-dealers. The payments are made for transfer agent, recordkeeping, and other administrative services provided by, or on behalf of, the third parties. These services include, but are not limited to: transmitting net purchase and redemption orders; maintaining separate records for shareholders reflecting purchases, redemptions, and share balances; mailing shareholder confirmations and periodic statements; processing dividend payments; and telephone services in connection with the above. Under the AFP program, the funds paid the amounts set forth below to various third parties in calendar year 2005.
Fund	Payment
Balanced	$250,062
Blue Chip Growth	1,153,145
Capital Appreciation	437,644
California Tax-Free Bond	893
California Tax-Free Money	8
Capital Opportunity	2,022
Corporate Income	512
Developing Technologies	68
Diversified Mid-Cap Growth	84
Diversified Small-Cap Growth	149
Dividend Growth	18,446
Emerging Europe & Mediterranean	6,943
Emerging Markets Bond	2,892
Emerging Markets Stock	163,314
Equity Income	1,615,806
Equity Index 500	12,768
European Stock	22,069
Extended Equity Market Index	0
Financial Services	18,438
Florida Intermediate Tax-Free	344
Georgia Tax-Free Bond	769
GNMA	11,415
TRP Government Reserve Investment	0
Global Stock	1,601
Global Technology	649
Growth & Income	20,155
Growth Stock	1,353,575
Health Sciences	314,452
High Yield	201,452
Inflation Protected Bond	203
Institutional Emerging Markets Equity	0
Institutional Foreign Equity	0
Institutional High Yield	0
Institutional Large-Cap Core Growth	0
Institutional Large-Cap Growth	0
Institutional Large-Cap Value	0
Institutional Mid-Cap Equity Growth	0
Institutional Small-Cap Stock	0
International Bond	193,865
International Discovery	210,821
International Equity Index	0
International Growth & Income	683
International Stock	457,678
Japan	3,327
Latin America	91,303
Maryland Short-Term Tax-Free Bond	2,737
Maryland Tax-Free Bond	21,659
Maryland Tax-Free Money	0
Media & Telecommunications	19,378
Mid-Cap Growth	3,924,544
Mid-Cap Value	828,826
New America Growth	88,102
New Asia	64,810
New Era	184,778
New Horizons	476,284
New Income	37,106
New Jersey Tax-Free Bond	427
New York Tax-Free Bond	1,287
New York Tax-Free Money	99
Personal Strategy Balanced	188,677
Personal Strategy Growth	101,798
Personal Strategy Income	41,136
Prime Reserve	32,334
Real Estate	43,772
TRP Reserve Investment	0
Retirement 2005	828
Retirement 2010	11,517
Retirement 2015	3,883
Retirement 2020	14,564
Retirement 2025	2,660
Retirement 2030	7,526
Retirement 2035	1,516
Retirement 2040	3,736
Retirement 2045	0
Retirement Income	3,398
Science & Technology	225,900
Short-Term Bond	19,199
Small-Cap Stock	2,130,058
Small-Cap Value	648,229
Spectrum Growth	163,826
Spectrum Income	977,988
Spectrum International	542
Summit Cash Reserves	0
Summit GNMA	0
Summit Municipal Money Market	0
Summit Municipal Intermediate	1,467
Summit Municipal Income	193
Tax-Efficient Balanced	150
Tax-Efficient Growth	0
Tax-Efficient Multi-Cap Growth	180
Tax-Exempt Money	377
Tax-Free High Yield	9,016
Tax-Free Income	10,408
Tax-Free Intermediate Bond	10,490
Tax-Free Short-Intermediate	7,557
Total Equity Market Index	0
U.S. Bond Index	0
U.S. Treasury Intermediate	9,723
U.S. Treasury Long-Term	417
U.S. Treasury Money	29,467
Value	288,776
Virginia Tax-Free Bond	6,515

Each Advisor and R Class has adopted an administrative fee payment ("AFP") program under which various third parties, including third parties receiving 12b-1 payments, may receive payments from the class in addition to 12b-1 fees for providing various recordkeeping, transfer agent, and administrative services to the classes and/or shareholders thereof. These services include, but are not limited to: transmitting net purchase and redemption orders; maintaining separate records for shareholders reflecting purchases, redemptions, and share balances; mailing shareholder confirmations and periodic statements; processing dividend payments; and telephone services in connection with the above. Under this AFP program, the funds paid the amounts set forth below to various third parties in calendar year 2005.
Fund	Payment
Blue Chip Growth Fund—Advisor Class	$996,759
Blue Chip Growth Fund—R Class	20,647
Capital Appreciation Fund—Advisor Class	5,532
Capital Opportunity Fund—Advisor Class	0
Capital Opportunity Fund—R Class	0
Dividend Growth Fund—Advisor Class	(a)
Equity Income Fund—Advisor Class	1,771,809
Equity Income Fund—R Class	107,746
Growth Stock Fund—Advisor Class	591,701
Growth Stock Fund—R Class	213,284
High Yield Fund—Advisor Class	601,030
International Bond Fund—Advisor Class	32,647
International Growth & Income Fund—Advisor Class	130,143
International Growth & Income Fund— R Class	5,132
International Stock Fund—Advisor Class	2,177
International Stock Fund—R Class	624
Mid-Cap Growth Fund—Advisor Class	330,735
Mid-Cap Growth Fund—R Class	142,764
Mid-Cap Value Fund—Advisor Class	278,340
Mid-Cap Value Fund—R Class	231,728
New America Growth Fund—Advisor Class	(a)
New Income Fund—Advisor Class	98
New Income Fund—R Class	649
Real Estate Fund—Advisor Class	1,483
Retirement 2010 Fund—Advisor Class	27,004
Retirement 2010 Fund—R Class	23,615
Retirement 2020 Fund—Advisor Class	27,129
Retirement 2020 Fund—R Class	19,171
Retirement 2030 Fund—Advisor Class	16,329
Retirement 2030 Fund—R Class	15,678
Retirement 2040 Fund—Advisor Class	7,679
Retirement 2040 Fund—R Class	6,372
Retirement Income Fund—Advisor Class	3,112
Retirement Income Fund—R Class	582
Science & Technology Fund—Advisor Class	488,336
Short-Term Bond Fund—Advisor Class	4,527
Small-Cap Stock Fund—Advisor Class	368,272
Small-Cap Value Fund—Advisor Class	577,366
Tax-Free Income Fund—Advisor Class	234,447
Value Fund—Advisor Class	129,851

(a)Prior to commencement of operations.

529 Plans

T. Rowe Price is the investment manager of several college savings plans established by states under section 529 of the Internal Revenue Code. Each plan has a number of portfolios that invest in underlying Price Funds including Blue Chip Growth, Equity Index 500, International Growth & Income, International Stock, Mid-Cap Growth, Mid-Cap Value, New Income, Short-Term Bond, Small-Cap Stock, Spectrum Income, Summit Cash Reserves, and Value Funds. Each

portfolio establishes an omnibus account in the underlying Price Funds. Transfer agent and recordkeeping expenses incurred by the portfolios as a result of transactions by participants in the 529 plans that invest in the Price Funds are paid for by the underlying Price Funds under their agreement with their transfer agent, T. Rowe Price Services, Inc. The expenses borne by each underlying Price Fund are set forth in the shareholder report of the underlying fund under "Related Party Transactions."

Control of Investment Adviser

T. Rowe Price Group, Inc. ("Group") is a publicly owned company and owns 100% of the stock of T. Rowe Price Associates, Inc., which in turn owns 100% of T. Rowe Price International, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliated companies.

DISTRIBUTOR FOR THE FUNDs

Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as distributor for all T. Rowe Price mutual funds on a continuous basis. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD").

Investment Services is located at the same address as the funds and T. Rowe Price—100 East Pratt Street, Baltimore, Maryland 21202.

Investment Services serves as distributor to the funds, pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the funds (other than the Single-Fee Funds) will pay all fees and expenses in connection with necessary state filings; preparing, setting in type, printing, and mailing of prospectuses and reports to shareholders; and issuing shares, including expenses of confirming purchase orders. For the Single-Fee Funds, the Underwriting Agreement provides that Investment Services will pay, or will arrange for others to pay, all of these fees and expenses.

The Underwriting Agreement also provides that Investment Services will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services` federal and state registrations as a broker-dealer; and offering and selling shares for each fund, except for those fees and expenses specifically assumed by the funds. Investment Services` expenses are paid by T. Rowe Price.

Investment Services acts as the agent of the funds, in connection with the sale of fund shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. Other than as described below with respect to the Advisor and R Classes, no sales charges are paid by investors or the funds. No compensation is paid to Investment Services.

Advisor and R Class

Distribution and Shareholder Services Plan

The fund directors adopted a plan pursuant to Rule 12b-1 with respect to each Advisor and R Class (collectively "Class"). Each plan provides that the Class may compensate Investment Services or such other persons as the funds or Investment Services designates, to finance any or all of the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services with respect to Class shares. It is expected that most, if not all, payments under the plan will be made (either directly, or indirectly through Investment Services) to brokers, dealers, banks, insurance companies, and intermediaries other than Investment Services. Under the plan, each Advisor Class pays a fee at the annual rate of up to 0.25% of that class`s average daily net assets and each R Class pays a fee at the annual rate of up to 0.50% of that class`s average daily net assets. Normally, the full amount of the fee is paid to the intermediary on shares sold through that intermediary. However, a lesser amount may be paid based on the level of services provided. Intermediaries may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Class, as well as for a wide variety of other purposes associated with supporting, distributing, and servicing Class shares. The amount of fees paid by a Class during any year may be more or less than the cost of distribution and other services provided to the Class and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The plan complies with these rules.

The plan requires that Investment Services provide, or cause to be provided, a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made to the fund directors for their review.

Prior to approving the plan, the funds considered various factors relating to the implementation of the plan and determined that there is a reasonable likelihood that the plan will benefit each fund, its Class, and the Class`s shareholders. The fund directors noted that to the extent the plan allows a fund to sell Class shares in markets to which it would not otherwise have access, the plan may result in additional sales of fund shares. This may enable a fund to achieve economies of scale that could reduce expenses. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

The plan is renewable from year to year with respect to each fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the fund directors and (2) by a vote of the majority of the funds` independent directors cast in person at a meeting called for the purpose of voting on such approval. The plan may not be amended to increase materially the amount of fees paid by any Class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such Class and by the fund directors in the manner prescribed by Rule 12b-1 under the 1940 Act. The plan is terminable with respect to a Class at any time by a vote of a majority of the independent directors or by a majority vote of the outstanding shares in the Class.

Payments under the 12b-1 plans will normally be made for funds that are closed to new investors. Such payments are made for the various services provided to the investors by the intermediaries receiving such payments.

The following payments for the fiscal year indicated were made to third party intermediaries, including broker-dealers and insurance companies, for the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services under the plan.

Fund	Fiscal Year Ended 2/28/05
Tax-Free Income Fund—Advisor Class	$649,000

Fund	Fiscal Year Ended 5/31/05
High Yield Fund—Advisor Class	$1,854,000
New Income Fund—Advisor Class	2,000
New Income Fund—R Class	10,000
Retirement 2010 Fund—Advisor Class	37,000
Retirement 2010 Fund—R Class	26,000
Retirement 2020 Fund—Advisor Class	25,000
Retirement 2020 Fund—R Class	30,000
Retirement 2030 Fund—Advisor Class	16,000
Retirement 2030 Fund—R Class	21,000
Retirement 2040 Fund—Advisor Class	6,000
Retirement 2040 Fund—R Class	10,000
Retirement Income Fund—Advisor Class	5,000
Retirement Income Fund—R Class	4,000
Short-Term Bond Fund—Advisor Class	2,000

Fund	Fiscal Year Ended 10/31/05
International Growth & Income Fund—Advisor Class	$290,000
International Growth & Income Fund— R Class	25,000
International Stock Fund—Advisor Class	93,000
International Stock Fund—R Class	10,000

Fund	Fiscal Year Ended 12/31/04
Blue Chip Growth Fund—Advisor Class	$2,050,000
Blue Chip Growth Fund—R Class	73,000
Capital Appreciation Fund—Advisor Class	(a)
Capital Opportunity Fund—Advisor Class	(a)
Capital Opportunity Fund—R Class	(a)
Dividend Growth Fund—Advisor Class	(a)
Equity Income Fund—Advisor Class	4,641,000
Equity Income Fund—R Class	219,000
Growth Stock Fund—Advisor Class	559,000
Growth Stock Fund—R Class	253,000
International Bond Fund—Advisor Class	143,000
Mid-Cap Growth Fund—Advisor Class	841,000
Mid-Cap Growth Fund—R Class	592,000
Mid-Cap Value Fund—Advisor Class	406,000
Mid-Cap Value Fund—R Class	433,000
New America Growth Fund—Advisor Class	(a)
Real Estate Fund—Advisor Class	(a)
Science & Technology Fund—Advisor Class	1,522,000
Small-Cap Stock Fund—Advisor Class	956,000
Small-Cap Value Fund—Advisor Class	1,085,000
Value Fund—Advisor Class	233,000

(a)Prior to commencement of operations.

PORTFOLIO TRANSACTIONS

All funds except International Funds

Investment or Brokerage Discretion

Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including, where applicable, the negotiation of commissions and the allocation of portfolio brokerage and principal business and the use of affiliates to assist in routing orders for execution.

The fund`s purchases and sales of fixed-income portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the fund (except to the extent that the Corporate Income, High Yield, Institutional High Yield, New Income, and Personal Strategy Funds purchase equity securities). However, it is included because T. Rowe Price does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the fund.

How Broker-Dealers Are Selected

Fixed-Income Securities

Fixed-income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client, although the price usually includes an undisclosed compensation. Transactions placed through broker-dealers serving as primary market-makers reflect the spread between the bid and ask prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

Equity Securities

In purchasing and selling equity securities, T. Rowe Price seeks to obtain quality execution at favorable security prices through responsible broker-dealers and in the case of agency transactions, at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid in return for brokerage and research services. As a general practice, securities are executed in the primary market with market-makers, or through an electronic communications network or Alternative Trading System. In selecting from among these options, T. Rowe Price generally seeks to select the broker-dealers or system it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the fund`s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, general execution, and operational capabilities of competing broker-dealers, their expertise in particular markets, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Equity and Fixed-Income Securities

With respect to equity and fixed-income securities, T. Rowe Price may effect principal transactions on behalf of the fund with a broker-dealer who furnishes brokerage and/or research services; designate any such broker-dealer to receive selling concessions, discounts, or other allowances; or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed-price offerings.

How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions Paid

On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of clients. In evaluating the reasonableness of commission rates, T. Rowe Price considers: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business done with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; and (g) rates which other institutional investors are paying, based on available public information.

Description of Research Services Received From Broker-Dealers

T. Rowe Price receives a wide range of research services from broker-dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts, and personal meetings with security analysts. Such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. Some research may be incorporated into firm-wide systems or communications. Therefore, T. Rowe Price may have access to the research obtained through commissions generated by T. Rowe Price International.

Research services received from broker-dealers are supplemental to T. Rowe Price`s own research efforts and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price to generate all of the information and varied opinions presently provided by broker-dealers. T. Rowe Price pays cash for certain research services including all research received from external non-broker-dealer sources. While receipt of research services from brokerage firms has not reduced T. Rowe Price`s normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by broker-dealers, T. Rowe Price is relieved of expenses which it might otherwise bear.

T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price has from time to time received third-party vendor services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the research and non-research use of the product or service and received credit for commission business only with respect to the research component.

Directed Brokerage

In 2002, the T. Rowe Price funds that invest in domestic equity securities adopted a commission recapture program. Under the program, a percentage of commissions generated by the portfolio transactions of those funds is rebated to the funds by the broker-dealers and credited to short-term security gain/loss.

Commissions to Broker-Dealers Who Furnish Research Services

Certain broker-dealers who provide quality brokerage and execution services also furnish proprietary research services to T. Rowe Price. Proprietary research may include research provided by an affiliate of the broker-dealer. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e), which permits an investment adviser to cause an account to pay a higher commission (which does not furnish research services or which furnishes brokerage and research services deemed to be of lesser value), if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Therefore, research may not necessarily benefit all accounts paying commissions to such broker-dealers. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker-dealer. T. Rowe Price may receive proprietary research from broker-dealers, as defined in Section 28(e), in connection with brokerage transactions, including selling concessions and designations in fixed-price offerings in which the fund participates.

T. Rowe Price adopted a policy, effective January 1, 2005, to discontinue the use of brokerage commissions to acquire independent, third-party research and related services of non-broker-dealer entities. Proprietary research and services will continue to be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A "step-out" is an arrangement by which an investment manager executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. In the case of the Price Funds, T. Rowe Price would use a step-out to compensate broker-dealers who provide valuable proprietary research services. These broker-dealers may or may not have trading desks of their own.

Independent third-party research will remain an important component of T. Rowe Price`s investment approach. However, independent third-party research will be paid for directly by T. Rowe Price, rather than through third-party soft dollar arrangements. T. Rowe Price will continue to use full service broker-dealers that provide "bundled" proprietary research, either directly or through step-out transactions with other brokers, subject to T. Rowe Price`s best execution obligations; lower commissions may be available from other broker-dealers that do not provide research.

No selling concessions were designated for broker-dealers during 2004 in connection with fixed price offerings in consideration of independent third-party vendor research and brokerage services provided by such broker-dealers. However, T. Rowe Price may receive proprietary research from broker-dealers designated by T. Rowe Price to receive selling concessions.

Internal Allocation Procedures

T. Rowe Price has a policy of not precommitting a specific amount of business to any broker-dealer over any specific time period. Historically, brokerage placement has been determined, as appropriate, by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several broker-dealers which are able to meet the needs of the transaction.

Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by broker-dealers and attempts to allocate a portion of its brokerage business in response to these assessments. Portfolio managers, research analysts, and the Trading Department each seek to evaluate the brokerage, execution, and research services they receive from broker-dealers and make judgments as to the level of business which would recognize such services. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual business received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions because the total business is allocated on the basis of all the considerations described above. In no case is a broker-dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

Miscellaneous

T. Rowe Price`s brokerage allocation policy is generally applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by broker-dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-fund accounts) managed by T. Rowe Price. Therefore, research services received from broker-dealers which execute transactions for a particular fund will not necessarily be used by T. Rowe Price in connection with the management of that fund.

From time to time, orders for clients may be placed through a computerized transaction network.

The fund does not allocate business to any broker-dealer on the basis of its sales of the fund`s shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.

Since certain of T. Rowe Price`s other clients have investment objectives and programs similar to those of the fund, T. Rowe Price may make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price`s policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution. Clients should be aware, however, that the grouping of their orders with other clients may sometimes result in a more favorable price and at other times may result in a less favorable price than if the client orders had not been grouped. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client`s proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price may include orders on behalf of the T. Rowe Price Associates Foundation, Inc. and The T. Rowe Price Program for Charitable Giving, Inc., not for profit entities, in aggregated orders from time to time. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock for its clients (including the T. Rowe Price funds) if, as a result of such purchases, 10% or more of the outstanding common stock of the issuer would be held by its clients and clients of affiliated advisers in the aggregate. In certain limited instances, however, T. Rowe Price may increase aggregate ownership to a maximum of 15% or more. For purposes of determining these limits, T. Rowe Price includes securities held by clients of affiliated advisers.

T. Rowe Price may give advice and take action for clients, including investment companies, which differs from advice given or the timing or nature of action taken for other clients. T. Rowe Price is not obligated to initiate transactions for clients in any security that its principals, affiliates, or employees may purchase or sell for their own accounts or for other clients.

Purchase and sale transactions may be effected directly among and between non-ERISA client accounts (including affiliated mutual funds), provided no commission is paid to any broker-dealer, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.

At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with fixed-income securities acquired in underwritten offerings. T. Rowe Price may, however, have the opportunity to designate a portion of the underwriting spread to broker-dealers that participate in the offering.

Trade Allocation Policies

T. Rowe Price has developed written trade allocation guidelines for its Trading Desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the relative sizes of the participating client portfolios or the relative sizes of the participating client orders, depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to eliminate de minimus positions; (ii) to give priority to accounts with specialized investment policies and objectives; (iii) to reallocate in light of a participating portfolio`s characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure); and (iv) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement. Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

International Funds

Investment or Brokerage Discretion

Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business and the use of affiliates to assist in routing orders for execution.

How Broker-Dealers Are Selected

Fixed-Income Securities

For fixed-income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer`s underwriter, or with a primary market-maker acting as principal on a net basis, with no brokerage commission being paid by the fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market-makers reflect the spread between the bid and asked prices.

With respect to equity and fixed-income securities, T. Rowe Price International may effect principal transactions on behalf of the fund with a broker-dealer who furnishes research services, designate any such broker-dealer to receive selling concessions, discounts, or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. T. Rowe Price International may receive research services in connection with brokerage transactions, including designations in fixed-price offerings.

Equity Securities

In purchasing and selling equity securities, it is T. Rowe Price International`s policy to seek to obtain quality execution at the most favorable security prices through responsible broker-dealers and at competitive commission rates where such rates are negotiable. However, under certain conditions, higher brokerage commissions may be paid in return for brokerage and research services. In an effort to obtain quality execution, orders are generally placed through T. Rowe Price International or T. Rowe Price`s trading desk. In selecting broker-dealers to execute the fund`s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution, and operational capabilities of competing broker-dealers, their expertise in particular markets, and brokerage and research services provided by them. It is not the policy of T. Rowe Price International to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. However, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions Paid

On a continuing basis, T. Rowe Price International seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of clients. In evaluating the reasonableness of commission rates, T. Rowe Price International considers: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares and dollar amount; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business done with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; and (g) rates which other institutional investors are paying, based on available public information.

Descriptions of Research Services Received From Broker-Dealers

T. Rowe Price International receives a wide range of research services from broker-dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a fund`s portfolio is likely to be invested. Research services are received primarily in the form of written reports, e-mails, computer-generated services, telephone contacts, and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. T. Rowe Price International cannot readily determine the extent to which commissions charged by broker-dealers reflect the value of their research services, but broker-dealers generally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by broker-dealers, T. Rowe Price International is relieved of expenses which it might otherwise bear. Some research may be incorporated into firm-wide systems or communications. Therefore, T. Rowe Price International may have access to the research obtained through commissions generated by T. Rowe Price.

Commissions to Broker-Dealers Who Furnish Research Services

Certain broker-dealers which provide quality brokerage and execution services also furnish proprietary research services to T. Rowe Price International. Proprietary research may include research provided by an affiliate of the broker-dealer. With regard to payment of brokerage commissions, T. Rowe Price International has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer (which does not furnish research services, or which furnishes brokerage and research services deemed to be of lesser value), if such commission is deemed reasonable in relation to the research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Therefore, research may not necessarily benefit all accounts paying commissions to such broker-dealers.

Accordingly, T. Rowe Price International may assess the reasonableness of commissions in light of the total research services provided by each particular broker-dealer. T. Rowe Price International may receive proprietary research from broker-dealers, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings for non-ERISA accounts.

T. Rowe Price adopted a policy, effective January 1, 2005, to discontinue the use of brokerage commissions to acquire independent, third-party research and related services of non-broker-dealer entities. There has been a long-standing industry, legislative, and regulatory debate regarding the definition and impact of soft-dollar activity, and proactively eliminating the practice has allowed T. Rowe Price International to respond to changing client sentiment on the issue. Proprietary research and services will continue to be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A "step-out" is an arrangement by which an investment manager executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. In the case of the Price Funds, T. Rowe Price International would use a step-out to compensate broker-dealers who provide valuable proprietary research services. These broker-dealers may or may not have trading desks of their own.

Independent third-party research will remain an important component of T. Rowe Price`s investment approach. However, independent third-party research will be paid for directly by T. Rowe Price, rather than through third-party soft dollar arrangements. T. Rowe Price will continue to use full service broker-dealers that provide "bundled" proprietary research, either directly or through step-out transactions with other brokers, subject to T. Rowe Price`s best execution obligations; lower commissions may be available from other broker-dealers that do not provide research.

Internal Allocation Procedures

T. Rowe Price has a policy of not pre-committing a specific amount of business to any broker-dealer over any specific time period. Historically, brokerage placement has been determined, as appropriate, by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several broker-dealers which are able to meet the needs of the transaction.

Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by broker-dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Portfolio managers, research analysts, and the Trading Department each seek to evaluate the brokerage, execution and research services they receive from broker-dealers and make judgments as to the level of business which would recognize such services. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual business received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker-dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

Miscellaneous

Research services furnished by broker-dealers through which T. Rowe Price International effects securities transactions may be used in servicing all accounts managed by T. Rowe Price International. Therefore, research services received from broker-dealers which execute transactions for a particular fund will not necessarily be used by T. Rowe Price International in connection with the management of that fund.

Since certain of T. Rowe Price International`s other clients have similar investment objectives and programs to those of the fund, T. Rowe Price International may make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price International`s policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price International may follow the practice of grouping orders of various clients for execution, which generally results in lower commission rates being attained. Clients should be aware, however, that the grouping of their orders with other clients may sometimes result in a more favorable price and at other times may result in a less favorable price than if the client orders had not been grouped. In certain cases, where the aggregate order may be executed in a series of transactions at various prices on a given day, each participating client`s proportionate share of such order will reflect the average price paid or received with respect to the total order.

T. Rowe Price has developed written trade allocation guidelines for its Trading desk. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the relative sizes of the participating client portfolios or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis, which may include a system-generated random allocation. Adjustments may be made in such situations as: (i) to eliminate de minimus positions; (ii) to give priority to accounts with specialized investment policies and objectives; (iii) to reallocate in light of a participating portfolio`s characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure); and (iv) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement. Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

T. Rowe Price may give advice and take action for clients, including investment companies, which differs from advice given or the timing or nature of action taken for other clients. T. Rowe Price is not obligated to initiate transactions for clients in any security which the advisers, their principals, affiliates or employees may purchase or sell for their own accounts or for other clients.

Purchase and sale transactions may be effected directly between non-ERISA client accounts (including mutual funds) provided no commission is paid to any broker-dealer, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.

Price International has a Brokerage Control Committee, which is responsible for developing brokerage policy, monitoring its implementation, and resolving questions that arise in that connection.

T. Rowe Price International has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients and clients of affiliated advisers in the aggregate. For purposes of determining the 10% limit, T. Rowe Price International includes securities held by clients of affiliated advisers. In certain limited instances, however, T. Rowe Price International may increase aggregate ownership to a maximum of 15% or more.

The fund does not allocate business to any broker-dealer on the basis of its sales of the fund`s shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.

All funds

Total Brokerage Commissions

For the fiscal years indicated, the total brokerage commissions paid by each fund, including the discounts received by securities dealers in connection with underwritings, and the percentage of these commissions paid to firms which provided research, statistical, or other services to T. Rowe Price or T. Rowe Price International in connection with the management of each fund that invests in equity securities, are shown below.

Fund	Fiscal Year Ended
	2/28/05%		2/29/04%		2/28/03%
California Tax-Free Bond	$247,000	(a)	$150,000	(a)	$182,000	(a)
California Tax-Free Money	1,000	(a)	1,000	(a)	4,000	(a)
Florida Intermediate Tax-Free	8,000	(a)	17,000	(a)	24,000	(a)
Georgia Tax-Free Bond	98,000	(a)	39,000	(a)	52,000	(a)
Maryland Short-Term Tax-Free Bond	27,000	(a)	112,000	(a)	84,000	(a)
Maryland Tax-Free Bond	362,000	(a)	584,000	(a)	385,000	(a)
Maryland Tax-Free Money	1,000	(a)	0	(a)	3,000	(a)
New Jersey Tax-Free Bond	118,000	(a)	67,000	(a)	91,000	(a)
New York Tax-Free Bond	215,000	(a)	176,000	(a)	289,000	(a)
New York Tax-Free Money	0	(a)	0	(a)	4,000	(a)
Tax-Efficient Balanced	1,000	0.0	1,000	0.0	4,000	0.0
Tax-Efficient Growth	10,000	0.20	10,000	0.0	18,000	0.0
Tax-Efficient Multi-Cap Growth	5,000	3.01	5,000	0.0	15,000	0.0
Tax-Exempt Money	6,000	(a)	0	(a)	69,000	(a)
Tax-Free High Yield	842,000	(a)	1,003,000	(a)	1,148,000	(a)
Tax-Free Income	1,222,000	(a)	1,007,000	(a)	959,000	(a)
Tax-Free Intermediate Bond	76,000	(a)	80,000	(a)	87,000	(a)
Tax-Free Short-Intermediate	155,000	(a)	188,000	(a)	172,000	(a)
Virginia Tax-Free Bond	205,000	(a)	212,000	(a)	254,000	(a)

(a)Percentages are not required for funds that do not invest in equity securities.

Fund	Fiscal Year Ended
	5/31/05%		5/31/04%		5/31/03%
Corporate Income	$204,000	82.1	$109,000	87.4	$121,000	94.0
GNMA	16,000	(a)	24,000	(a)	13,000	(a)
TRP Government Reserve Investment	(b)	(b)	(b)	(b)	(b)	(b)
High Yield	17,817,000	90.4	7,754,000	87.6	14,294,000	86.0
Inflation Protected Bond	1,000	(a)	1,600	(a)	121,000	(a)
Institutional Core Plus	6,000	97.7	(c)	(c)	(c)	(c)
Institutional High Yield	2,613,000	(a)	2,018,000	(a)	1,291,000	(a)
New Income	1,034,000	94.2	896,000	91.2	1,343,000	96.0
Personal Strategy Balanced	529,000	30.4	461,000	28.1	654,000	17.0
Personal Strategy Growth	397,000	31.4	315,000	31.8	311,000	24.0
Personal Strategy Income	164,000	23.8	145,000	25.7	257,000	12.0
Prime Reserve	(b)	(b)	(b)	(b)	(b)	(b)
TRP Reserve Investment	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2005	(c)	(c)	(c)	(c)	(c)	(c)
Retirement 2010	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2015	(c)	(c)	(c)	(c)	(c)	(c)
Retirement 2020	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2025	(c)	(c)	(c)	(c)	(c)	(c)
Retirement 2030	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2035	(c)	(c)	(c)	(c)	(c)	(c)
Retirement 2040	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2045	(c)	(c)	(c)	(c)	(c)	(c)
Retirement Income	(b)	(b)	(b)	(b)	(b)	(b)
Short-Term Bond	465,000	(a)	660,000	(a)	302,000	(a)
U.S. Treasury Intermediate	2,000	(a)	7,000	(a)	11,000	(a)
U.S. Treasury Long-Term	2,000	(a)	12,000	(a)	12,000	(a)
U.S. Treasury Money	(b)	(b)	(b)	(b)	(b)	(b)

(a)Percentages are not required for funds that do not invest in equity securities.

(b)Not applicable.

(c)Prior to commencement of operations.

Fund	Fiscal Year Ended
	10/31/05%		10/31/04%		10/31/03%
Emerging Europe & Mediterranean	$2,100,000	5.8	$515,000	16.6	$159,000	32.9
Emerging Markets Stock	3,173,000	7.5	2,398,000	10.9	1,052,000	33.2
European Stock	1,289,000	1.4	810,000	1.2	724,000	33.0
Global Stock	511,000	21.3	142,000	18.6	82,000	40.2
Institutional Emerging Markets Equity	330,000	6.0	135,000	10.0	61,000	43.0
Institutional Foreign Equity	1,476,000	3.2	1,433,000	3.5	1,720,000	30.5
International Discovery	3,883,000	0.5	3,282,000	0.2	2,165,000	28.0
International Equity Index	94,000	1.2	39,000	4.4	11,000	0.1
International Growth & Income	580,000	8.0	327,000	4.5	77,000	2.0
International Stock	12,633,000	1.9	5,872,000	3.5	5,961,000	38.8
Japan	1,033,000	0.0	1,161,000	0.0	838,000	32.3
Latin America	1,194,000	60.7	452,000	54.0	267,000	67.8
New Asia	4,219,000	0.0	3,996,000	0.0	2,510,000	36.2
Summit Cash Reserves	0	(a)	0	(a)	0	(a)
Summit GNMA	2,000	(a)	2,000	(a)	2,000	(a)
Summit Municipal Income	244,000	(a)	105,000	(a)	119,000	(a)
Summit Municipal Intermediate	103,000	(a)	70,000	(a)	49,000	(a)
Summit Municipal Money Market	9,000	(a)	0	(a)	0	(a)
U.S. Bond Index	34,000	(a)	7,000	(a)	15,000	(a)

(a)Percentages are not required for funds that do not invest in equity securities.

Fund	Fiscal Year Ended
	12/31/04%		12/31/03%		12/31/02%
Balanced	$408,000	32.4	$604,000	19.3	$1,341,000	14.7
Blue Chip Growth	6,809,000	55.6	6,285,000	72.7	7,802,000	61.8
Capital Appreciation	4,458,000	25.1	2,442,000	19.4	2,513,000	14.1
Capital Opportunity	115,000	50.9	107,000	63.9	127,000	42.4
Developing Technologies	179,000	43.9	146,000	39.4	94,000	63.7
Diversified Mid-Cap Growth	25,000	11.5	(a)	(a)	(a)	(a)
Diversified Small-Cap Growth	68,000	43.4	51,000	32.8	88,000	24.5
Dividend Growth	353,000	59.6	355,000	66.3	554,000	48.3
Emerging Markets Bond	0	(b)	0	(b)	605,000	(b)
Equity Income	10,109,000	52.7	7,017,000	44.0	8,255,000	39.8
Equity Index 500	301,000	1.8	239,000	1.3	339,000	1.7
Extended Equity Market Index	37,000	2.4	28,000	1.9	42,000	7.3
Financial Services	555,000	28.3	620,000	50.7	604,000	39.7
Global Technology	525,000	22.1	464,000	36.3	543,000	50.2
Growth & Income	2,556,000	55.4	2,416,000	60.4	3,408,000	49.2
Growth Stock	9,889,000	30.8	6,388,000	37.9	6,963,000	42.4
Health Sciences	4,142,000	61.5	2,779,000	74.9	2,768,000	85.0
Institutional Large-Cap Core Growth	9,000	56.0	(c)	30.0	(a)	(a)
Institutional Large-Cap Growth	70,000	49.8	22,000	53.5	15,000	26.5
Institutional Large-Cap Value	25,000	39.5	18,000	24.7	7,000	25.3
Institutional Mid-Cap Equity Growth	686,000	29.8	604,000	47.3	489,000	58.1
Institutional Small-Cap Stock	727,000	24.0	467,000	45.2	571,000	62.1
International Bond	0	(b)	0	(b)	205,000	(b)
Media & Telecommunications	3,551,000	23.7	2,882,000	39.0	4,243,000	45.0
Mid-Cap Growth	19,755,000	32.0	14,169,000	45.3	9,544,000	58.6
Mid-Cap Value	13,392,000(e)	56.6	4,260,000(e)	62.0	3,708,000	66.0
New America Growth	1,600,000	49.2	1,599,000	64.3	2,048,000	53.0
New Era	1,947,000	34.3	921,000	52.6	960,000	28.7
New Horizons	13,361,000	27.3	9,939,000	36.5	8,357,000	45.6
Real Estate	495,000	43.1	312,000	43.5	126,000	64.4
Science & Technology	9,402,000	23.9	7,358,000	32.9	8,785,000	35.1
Small-Cap Stock	8,904,000	26.1	5,140,000	45.4	5,313,000	55.4
Small-Cap Value	5,760,000(e)	28.5	2,325,000(e)	50.7	4,163,000	67.9
Spectrum Growth	(d)	(d)	(d)	(d)	(d)	(d)
Spectrum Income	(d)	(d)	(d)	(d)	(d)	(d)
Spectrum International	(d)	(d)	(d)	(d)	(d)	(d)
Total Equity Market Index	39,000	5.19	44,000	0.84	36,000	2.8
Value	2,267,000	38.1	1,574,000	38.4	2,120,000	59.1

(a)Prior to commencement of operations.

(b)Percentages are not required for funds that do not invest in equity securities.

(c)Less than $1,000.

(d)Not applicable.

(e)The increase in commissions (including discounts in connection with underwritings) was due to the fund`s greater participation in initial public offerings.

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For the fiscal year ended December 31, 2005, the total brokerage commissions paid by the funds listed, including the discounts received by securities dealers in connection with underwritings, and the percentage of these commissions paid to firms which provided research, statistical, or other services to T. Rowe Price or T. Rowe Price International in connection with the management of each fund that invests in equity securities, are shown below.

Fund	Fiscal Year Ended 12/31/05%
Capital Appreciation	$5,854,000	22.0
Growth Stock	11,037,000	38.3
Mid-Cap Growth	14,723,000	32.6
New Horizons	10,919,000	29.7
Value	2,745,000	40.3

Fund Holdings in Securities of Brokers and Dealers

The following lists the funds` holdings in securities of its regular brokers and dealers as of the end of the fiscal years indicated.

		Fiscal Year Ended 2/28/05
Fund	Broker	Value of Stock Holdings	Value of Bond Holdings
Tax-Efficient Balanced
	Citigroup	$506,000	—
	State Street	434,000	—
Tax-Efficient Growth
	Citigroup	$1,847,000	—
	State Street	1,574,000	—
Tax-Efficient Multi-Cap Growth
	Legg Mason	$109,000	—
	Lehman Brothers	69,000	—
	State Street	224,000	—

		Fiscal Year Ended 5/31/05
Fund	Broker	Value of Stock Holdings	Value of Bond Holdings
Corporate Income
	Bank of America	$280,000	$1,747,000
	Citigroup	188,000	—
	Goldman Sachs	—	2,167,000
	JPMorgan Chase	197,000	1,025,000
TRP Government Reserve Investment
	Barclays	—	$60,000,000
	Credit Suisse Group	—	135,000,000
	Deutsche Bank	—	150,000,000
	Goldman Sachs	—	50,000,000
	JPMorgan Chase	—	60,000,000
	Merrill Lynch	—	60,000,000
	Morgan Stanley	—	60,000,000
	UBS	—	200,000,000
	Wachovia	—	125,000,000
New Income
	Bank of America	—	$14,135,000
	Bear Stearns	—	252,950,000
	Citigroup	—	1,371,000
	Goldman Sachs	—	10,835,000
	Greenwich	—	12,879,000
	JPMorgan Chase	—	15,009,000
	Morgan Stanley	—	10,232,000
	Salomon Smith Barney	$1,413,000	—
	UBS	—	17,627,000
Personal Strategy Balanced
	Bank of America	$6,480,000	$4,815,000
	Barclays	1,531,000	—
	Citigroup	10,495,000	140,000
	Goldman Sachs	2,691,000	833,000
	Greenwich	—	996,000
	JPMorgan Chase	3,978,000	1,751,000
	Legg Mason	3,353,000	—
	Lehman Brothers	—	513,000
	Merrill Lynch	3,093,000	—
	Morgan Stanley	1,102,000	—
	Royal Bank of Scotland	1,511,000	—
	UBS	—	1,924,000
Personal Strategy Growth
	Bank of America	$5,957,000	$1,393,000
	Barclays	1,483,000	—
	Citigroup	9,955,000	247,000
	Goldman Sachs	2,486,000	260,000
	Greenwich	—	284,000
	JPMorgan Chase	3,740,000	467,000
	Legg Mason	2,913,000	—
	Lehman Brothers	—	166,000
	Merrill Lynch	2,881,000	—
	Morgan Stanley	979,000	—
	Royal Bank of Scotland	1,486,000	—
	UBS	—	567,000
Personal Strategy Income
	Bank of America	$1,788,000	$2,533,000
	Barclays	422,000	—
	Citigroup	3,005,000	428,000
	Goldman Sachs	702,000	450,000
	Greenwich	—	533,000
	JPMorgan Chase	1,086,000	869,000
	Legg Mason	941,000	—
	Lehman Brothers	—	293,000
	Merrill Lynch	836,000	—
	Morgan Stanley	294,000	381,000
	Royal Bank of Scotland	424,000	—
	UBS	—	986,000
Prime Reserve
	Citigroup	—	$19,928,000
	Credit Suisse Group	—	34,500,000
	Goldman Sachs	—	49,600,000
TRP Reserve Investment
	Barclays	—	$118,000,000
	Credit Suisse Group	—	65,000,000
	Deutsche Bank	—	64,000,000
	Goldman Sachs	—	60,000,000
	JPMorgan Chase	—	7,000,000
	Merrill Lynch	—	124,000,000
	Morgan Stanley	—	23,000,000
	UBS	—	90,000,000
Short-Term Bond
	Bank of America	—	$38,318,000
	Citigroup	—	8,308,000
	Credit Suisse Group	—	7,074,000
	Goldman Sachs	—	3,003,000
	JPMorgan Chase	—	5,734,000
	Merrill Lynch	—	7,273,000
	Morgan Stanley	—	7,992,000
	Wachovia	—	5,011,000

		Fiscal Year Ended 10/31/05
Fund	Broker	Value of Stock Holdings	Value of Bond Holdings
European Stock
	Credit Suisse Group	$14,752,000	—
	UBS	15,777,000	—
Institutional Foreign Equity
	Macquarie	$1,056,000	—
	UBS	4,785,000	—
Global Stock
	Goldman Sachs	$1,516,000	—
	UBS	1,442,000	—
International Equity Index
	Deutsche Bank	$676,000	—
	Societe Generale	650,000	—
	UBS	1,251,000	—
International Growth & Income
	UBS	$15,209,000	—
International Stock
	UBS	$101,819,000	—
Summit Cash Reserves
	Banc of America	—	$34,206,000
	Citigroup	—	45,852,000
	Goldman Sachs	—	15,000,000
	JPMorgan Chase	—	45,847,000
	Merrill Lynch	—	19,213,000
Summit GNMA
	Banc of America	—	$1,250,000
	Citigroup	—	198,000
	JPMorgan Chase	—	422,000
	Morgan Stanley	—	472,000
U.S. Bond Index
	Banc of America	—	$1,463,000
	Bear Stearns	—	3,343,000
	Citigroup	—	1,029,000
	Credit Suisse Group	—	345,000
	Deutsche Bank	—	223,000
	Goldman Sachs	—	674,000
	HSBC	—	749,000
	JPMorgan Chase	—	1,417,000
	Lehman Brothers	—	704,000
	Morgan Stanley	—	468,000
	Wachovia	—	246,000
	Washington Mutual	—	111,000

		Fiscal Year Ended 12/31/04
Fund	Broker	Value of Stock Holdings	Value of Bond Holdings
Balanced
	Bank of America	$28,932,000	$1,683,000
	Barclays	7,621,000	—
	Bear Stearns	—	758,000
	Citigroup	27,508,000	3,790,000
	Goldman Sachs	8,188,000	4,005,000
	Greenwich Capital Markets	—	1,500,000
	JPMorgan Chase	11,462,000	2,550,000
	Lehman Brothers	4,374,000	2,502,000
	Merrill Lynch	—	3,105,000
	Morgan Stanley	8,644,000	7,319,000
Blue Chip Growth
	Citigroup	$289,080,000	—
	Goldman Sachs	75,949,000	—
	Merrill Lynch	83,678,000	—
	Morgan Stanley	35,533,000	—
Capital Appreciation
	Lehman Brothers	$34,555,000	—
	Prudential	36,329,000	—
Capital Opportunity
	Citigroup	$2,399,000	—
	Goldman Sachs	427,000	—
	JPMorgan Chase	1,484,000	—
	Lehman Brothers	227,000	—
	Merrill Lynch	538,000
	Morgan Stanley	483,000
	State Street Corp.	580,000	—
Diversified Mid-Cap Growth
	Legg Mason	$165,000	—
	Raymond James	74,000	—
Diversified Small-Cap Growth
	Raymond James	$310,000	—
Dividend Growth
	Citigroup	$18,068,000	—
	Morgan Stanley	6,107,000	—
	Prudential	2,748,000	—
Equity Income
	Citigroup	$107,923,000	—
	JPMorgan Chase	347,579,000	—
	Morgan Stanley	194,320,000	—
Equity Index 500
	Charles Schwab	$6,696,000	—
	Citigroup	102,824,000	—
	Goldman Sachs	20,748,000	—
	JPMorgan Chase	57,091,000	—
	Lehman Brothers	9,777,000	—
	Merrill Lynch	22,985,000	—
	Morgan Stanley	25,050,000	—
Extended Equity Market Index
	Investment Technology Group	$47,000	—
	Jeffries & Co.	109,000	—
	Legg Mason	308,000	—
Financial Services
	Citigroup	$18,607,000	—
	Credit Suisse Group	5,027,000	—
	Goldman Sachs	10,997,000	—
	Lehman Brothers	19,945,000	—
	Merrill Lynch	17,273,000	—
	Morgan Stanley	17,933,000	—
Growth & Income
	Citigroup	$42,013,000	—
	Goldman Sachs	13,525,000	—
	JPMorgan Chase	12,522,000	—
	Merrill Lynch	10,161,000
	Morgan Stanley	21,098,000	—
	Prudential	10,717,000	—
Growth Stock
	Citigroup	$320,002,000	—
	Goldman Sachs	49,221,000	—
	Merrill Lynch	92,643,000	—
	UBS	112,816,000	—
Health Sciences
	Morgan Stanley	—	$9,138,000
Institutional Large-Cap Core Growth
	Bank of America	$376,000	—
	Citigroup	1,185,000	—
	Goldman Sachs	307,000	—
	Legg Mason	311,000
	Merrill Lynch	281,000	—
	Morgan Stanley	189,000	—
Institutional Large-Cap Growth
	Citigroup	$1,662,000	—
	Morgan Stanley	788,000	—
Institutional Large-Cap Value
	Bank of America	$2,613,000	—
	Citigroup	2,892,000	—
	JPMorgan Chase	2,742,000	—
	Merrill Lynch	930,000	—
	Morgan Stanley	1,149,000	—
	Prudential	1,025,000	—
Institutional Mid-Cap Equity Growth
	Legg Mason	$2,857,000	—
New America Growth
	Citigroup	$9,636,000	—
	Goldman Sachs	8,843,000	—
	Legg Mason	5,494,000	—
	Morgan Stanley	6,940,000	—
Small-Cap Stock
	Piper Jaffray	$47,590,000	—
Total Equity Market Index
	Charles Schwab	$392,000	—
	Citigroup	5,782,000	—
	Goldman Sachs	1,165,000	—
	Investment Technology Group	36,000	—
	JPMorgan Chase	3,260,000	—
	Jeffries & Co.	68,000	—
	Legg Mason	187,000	—
	Lehman Brothers	580,000	—
	Merrill Lynch	1,333,000	—
	Morgan Stanley	1,427,000	—
Value
	Bank of America	$36,182,000	—
	Citigroup	21,922,000
	JPMorgan Chase	40,347,000	—
	Merrill Lynch	12,851,000	—
	Morgan Stanley	20,542,000	—

		Fiscal Year Ended 12/31/05
Fund	Broker	Value of Stock Holdings	Value of Bond Holdings
Capital Appreciation
	JPMorgan Chase	$79,380,000	—
	Lehman Brothers	37,810,000	—
	Prudential Financial	41,060,000	—
Growth Stock
	Citigroup	$288,559,000	—
	Goldman Sachs	61,697,000	—
	Merrill Lynch	118,528,000	—
	UBS	273,042,000	—
Value
	Citigroup	$39,309,000	—
	JPMorgan Chase	51,370,000	—
	Merrill Lynch	22,012,000	—
	Morgan Stanley	35,462,000	—



Portfolio Turnover

The portfolio turnover rates for the funds (if applicable) for the fiscal years indicated are as follows:
Fund	Fiscal Year Ended
	2/28/05	2/29/04	2/28/03
California Tax-Free Bond	36.3%	19.9%	28.5%
California Tax-Free Money	(a)	(a)	(a)
Florida Intermediate Tax-Free	18.2	17.3	12.8
Georgia Tax-Free Bond	25.3	29.2	24.8
Maryland Short-Term Tax-Free Bond	25.4	35.5	31.9
Maryland Tax-Free Bond	21.2	33.0	19.4
Maryland Tax-Free Money	(a)	(a)	(a)
New Jersey Tax-Free Bond	20.0	14.0	14.7
New York Tax-Free Bond	29.3	28.7	30.0
New York Tax-Free Money	(a)	(a)	(a)
Tax-Efficient Balanced	18.0	18.2	21.3
Tax-Efficient Growth	14.9	13.4	17.6
Tax-Efficient Multi-Cap Growth	7.8	15.3	27.0
Tax-Exempt Money	(a)	(a)	(a)
Tax-Free High Yield	22.8	26.5	30.8
Tax-Free Income	29.8	26.9	24.4
Tax-Free Intermediate Bond	23.8	30.0	20.7
Tax-Free Short-Intermediate	27.5	41.6	29.7
Virginia Tax-Free Bond	26.5	29.2	33.5

(a)Money funds are not required to show portfolio turnover.

Fund	Fiscal Year Ended
	5/31/05	5/31/04	5/31/03
Corporate Income	61.3%	82.9%	92.9%
GNMA	167.0	302.1	385.8(a)
TRP Government Reserve Investment	(b)	(b)	(b)
High Yield	67.1	74.0	59.9
Inflation Protected Bond	26.3	26.9	35.6(c)
Institutional Core Plus	407.9(c)	(d)	(d)
Institutional High Yield	64.4	73.5	72.3
New Income	135.9	219.0	221.2
Personal Strategy Balanced	73.5	72.9	87.8
Personal Strategy Growth	52.1	47.2	52.5
Personal Strategy Income	83.7	97.5	108.5
Prime Reserve	(b)	(b)	(b)
TRP Reserve Investment	(b)	(b)	(b)
Retirement 2005	12.0	20.6(c)	(d)
Retirement 2010	6.1	0.5	12.8(c)
Retirement 2015	1.8	0.6(c)	(d)
Retirement 2020	0.8	0.0	4.1(c)
Retirement 2025	2.2	3.4(c)	(d)
Retirement 2030	1.3	8.8	3.1(c)
Retirement 2035	6.2	13.1(c)	(d)
Retirement 2040	1.3	1.2	18.8(c)
Retirement 2045	(d)	(d)	(d)
Retirement Income	21.2	3.9	6.2(c)
Short-Term Bond	56.0	69.5	110.1(a)
U.S. Treasury Intermediate	90.9	77.4	105.6
U.S. Treasury Long-Term	55.7	51.9	65.5
U.S. Treasury Money	(b)	(b)	(b)

(a)The fund`s higher portfolio turnover for this year was due primarily to increased trading of mortgage dollar rolls.

(b)Money funds are not required to show portfolio turnover.

(c)Annualized.

(d)Prior to commencement of operations.

Fund	Fiscal Year Ended
	10/31/05	10/31/04	10/31/03
Emerging Europe & Mediterranean	28.1%	67.7%	54.1%
Emerging Markets Stock	53.3	70.0	65.6
European Stock	82.0	22.5	23.1
Global Stock	154.8(a)	72.3	38.7
Institutional Emerging Markets Equity	57.4	69.1	70.4
Institutional Foreign Equity	56.2	28.8	27.8
International Discovery	85.3	106.4	115.9
International Equity Index	53.1	58.2	39.4
International Growth & Income	26.9	45.8	53.2
International Stock	62.7	28.2	25.2
Japan	161.2	212.4	254.7
Latin America	17.8	34.8	27.4
New Asia	55.9	72.3	71.7
Summit Cash Reserves	(b)	(b)	(b)
Summit GNMA	187.2	198.6	312.0
Summit Municipal Income	24.8	30.5	37.0
Summit Municipal Intermediate	22.3	26.5	29.8
Summit Municipal Money Market	(b)	(b)	(b)
U.S. Bond Index(c)	98.2	167.1	190.3

(a)The increase in the fund`s portfolio turnover from 2004 to 2005 was primarily the result of changes in the investment advisory committee. New membership in the committee had a different outlook on a number of the fund`s portfolio holdings and initiated changes in the composition of the portfolio as a result.

(b)Money funds are not required to show portfolio turnover.

(c)The portfolio turnover rate calculation includes purchases and sales from mortgage dollar roll transactions; had these transactions been excluded from the calculation, the portfolio turnover for the years ended 10/31/05, 10/31/04, and 10/31/03 would have been 89.1%, 106.6%, and 73.4%, respectively.

Fund	Fiscal Year Ended
	12/31/04	12/31/03	12/31/02
Balanced	22.9%	38.4%	49.1%
Blue Chip Growth	31.9	32.6	46.2
Capital Appreciation	17.6	17.9	17.6
Capital Opportunity	44.3	47.5	48.2
Developing Technologies	79.0	66.3	81.5
Diversified Mid-Cap Growth	13.3	(a)	(a)
Diversified Small-Cap Growth	26.4	23.3	43.8
Dividend Growth	16.5	17.5	20.4
Emerging Markets Bond	71.3	68.6	51.4
Equity Income	16.1	11.8	15.2
Equity Index 500	6.4	1.2	6.6
Extended Equity Market Index	11.2	8.5	21.0
Financial Services	35.5	50.8	49.7
Global Technology	137.4	151.4	211.4
Growth & Income	36.4	40.5	44.7
Growth Stock	30.7	35.0	46.9
Health Sciences	44.1	44.8	62.7
Institutional Large-Cap Core Growth	18.2	8.6	(a)
Institutional Large-Cap Growth	66.9	73.3	91.3
Institutional Large-Cap Value	18.8	28.9	25.3
Institutional Mid-Cap Equity Growth	39.8	52.2	38.1
Institutional Small-Cap Stock	22.4	22.2	19.1
International Bond	69.7	38.5	113.9
Media & Telecommunications	107.6	123.5	184.9
Mid-Cap Growth	29.6	30.2	36.0
Mid-Cap Value	50.0	50.4	51.1
New America Growth	50.9	61.6	61.5
New Era	19.2	17.7	11.5
New Horizons	25.4	28.6	23.7
Real Estate	8.4	4.5	9.8
Science & Technology	54.5	47.8	60.8
Small-Cap Stock	18.3	16.3	15.3
Small-Cap Value	8.5	10.3	12.2
Spectrum Growth	20.3	18.0	3.9
Spectrum Income	8.2	7.4	14.1
Spectrum International	12.5	48.0	94.4
Total Equity Market Index	5.2	2.3	5.6
Value	17.0	30.6	29.6

(a)Prior to commencement of operations.

Fund	Fiscal Year Ended 12/31/05
Capital Appreciation	12.1
Growth Stock	36.2
Mid-Cap Growth	28.6
New Horizons	23.5
Value	19.4


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, is the independent registered public accounting firm to the funds.

The financial statements and Report of Independent Registered Public Accounting Firm of the funds included in each fund`s annual report are incorporated into this SAI by reference. A copy of the annual report of each fund with respect to which an inquiry is made will accompany this SAI.

PART II

Part II of this SAI describes risks, policies, and practices that apply to the funds in the T. Rowe Price family of funds.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the funds` investment objectives and policies discussed in the funds` prospectuses. You should refer to each fund`s prospectus to determine the types of securities in which the fund invests. You will then be able to review additional information set forth herein on those types of securities and their risks.

Shareholder approval is required to substantively change fund objectives. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. The funds` operating policies are subject to change by the funds` Boards without shareholder approval. The funds` fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the funds or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of more than 50% of the shares are represented.

RISK FACTORS

Reference is also made to the sections entitled "Investment Program" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the funds.

Risk Factors of Foreign Investing

Foreign securities

Foreign securities include U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers.

There are special risks in foreign investing. Certain of these risks are inherent in any mutual fund investing in foreign securities while others relate more to the countries in which the funds will invest. Many of the risks are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin

America, Eastern Europe, Russia, Africa, and the Middle East. There is no universally accepted definition of a developing country.

Political and Economic Factors Individual foreign economies of some countries differ favorably or unfavorably from the United States` economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. The internal politics of some foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1994-1995, the Mexican peso plunged in value, setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked by widespread currency weakness in late 1997. In 1998, there was substantial turmoil in markets throughout the world. In 1999, the democratically elected government of Pakistan was overthrown by a military coup. The Russian government also defaulted on all its domestic debt. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border and hostile relations between North and South Korea. In 2001, Argentina defaulted on its foreign-owned debt and had the peso devalued, resulting in the resignation of its president and deadly riots in December in response to government-mandated austerity measures. In 2002, many countries throughout the world struggled economically in the face of a severe decline in the U.S. stock market, a weak American economy, threats of war, and terrorism. In 2003 and 2004, terrorism has continued to create uncertainty in markets. In 2005, markets have been hindered by slowing global growth.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations Investments in foreign securities will normally be denominated in foreign currencies. American Depository Receipts ("ADRs") are investments in foreign companies but are denominated in U.S. dollars. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the funds` assets denominated in that currency. Such changes will also affect the funds` income. Generally, when a given currency appreciates against the dollar (the dollar weakens), the value of the funds` securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of the funds` securities denominated in that currency would be expected to decline.

Investment and Repatriation Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in certain of such countries and increase the cost and expenses of the funds. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year. In 1998, the government of Malaysia imposed currency controls which effectively made it impossible for foreign investors to convert Malaysian ringgits to foreign currencies.

Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on securities exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through ADRs and Global Depository Receipts ("GDRs") traded in the United States or on foreign exchanges. Foreign securities markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the funds` portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on U.S. exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the funds.

Investment Funds The funds may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. Investment in these funds is subject to the provisions of the 1940 Act. If the funds invest in such investment funds, shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of the investment manager), but also will indirectly bear similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

Taxes The dividends and interest payable on certain of the funds` foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the funds` shareholders.

Costs Investors should understand that the expense ratios of a fund investing primarily in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the fund is higher.

Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

Small Companies Small companies may have less experienced management and fewer management resources than larger firms. A smaller company may have greater difficulty obtaining access to capital markets and may pay more for the capital it obtains. In addition, smaller companies are more likely to be involved in fewer market segments, making them more vulnerable to any downturn in a given segment. Some of these factors may also apply, to a lesser extent, to medium-sized companies.

Emerging Europe, Middle East, and Africa

Political Instability Many formerly communist, eastern European countries have experienced significant political and economic reform in recent years, and the eastward expansion of the European Union could help anchor this reform process. However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprising remains a threat. Russia has made advances in establishing a new political outlook and a market economy, but the Russian president is constitutionally one of the most powerful leaders in the world and consequently political risk remains high. Many Middle Eastern economies have little or no democratic tradition and are led by family structures. Opposition parties are often banned, leading to dissidence and militancy. Despite a growing trend toward a democratic process, many African nations have a history of dictatorship, military intervention, and corruption. In all regions, such developments, if they were to reoccur, could reverse favorable trends toward economic and market reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Foreign Currency Certain countries in the region may have managed currencies which are pegged to the U.S. dollar or the euro, rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which may, in turn, have a disruptive and negative effect on investors. An example would be the run on the Turkish lira in 2001. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds` interests in securities denominated in such currencies.

Energy/Resources Russia, the Middle East, and many African nations are highly reliant on income from oil sales. Oil prices can have a major impact on the domestic economy. Other commodities such as base and precious metals are also important to these economies. Fluctuating supply and demand can significantly impact the price of such commodities.

Latin America

Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Foreign Currency Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the Mexican peso lost more than one-third of its value relative to the U.S. dollar. In 1999, the Brazilian real lost 30% of its value against the U.S. dollar. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds` interests in securities denominated in such currencies.

Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Japan

Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world`s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya.

Economy The Japanese economy languished for much of the last decade. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes of Japan`s economic problems. The yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly overvalued.

Energy Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

Foreign Trade Overseas trade is important to Japan`s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

Asia (ex-Japan)

Political Instability The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets.

Foreign Currency Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds` interests in securities denominated in such currencies.

Debt A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund and others that impose strict repayment term schedules and require significant economic and financial restructuring.

Risk Factors of Investing in Taxable Debt Obligations

General

Yields on short-, intermediate-, and long-term securities are dependent on a variety of factors, including the general conditions of the money, bond, and foreign exchange markets; the size of a particular offering; the maturity of the obligation; and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of funds investing in debt securities to achieve their investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the funds invest to meet their obligations for the payment of interest and principal when due.

After purchase by the funds, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the funds. Neither event will require a sale of such security by the funds. However, such events will be considered in determining whether the funds should continue to hold the security. To the extent that the ratings given by Moody`s, S&P, or others may change as a result of changes in such organizations or their rating systems, the funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. The ratings of Moody`s, S&P, and others represent their opinions as to the quality of securities that they undertake to rate. Ratings are not absolute standards of quality. When purchasing unrated securities, T. Rowe Price, under the supervision of the funds` Boards, determines whether the unrated security is of a quality comparable to that which the funds are allowed to purchase.

Full Faith and Credit Securities

Securities backed by the full faith and credit of the United States (for example, GNMA and U.S. Treasury securities) are generally considered to be among the most, if not the most, creditworthy investments available. While the U.S. government has honored its credit obligations continuously for the last 200 years, political events have, at times, called into question whether the United States would default on its obligations. Such an event would be unprecedented and there is no way to predict its results on the securities markets or the funds. However, it is very likely that default by the United States would result in losses to the funds.

Mortgage Securities

Mortgage-backed securities, including GNMAs, differ from conventional bonds in that principal is paid back over the life of the security rather than at maturity. As a result, the holder of a mortgage-backed security (i.e., a fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. Therefore, GNMA securities may not be an effective means of "locking in" long-term interest rates due to the need for the funds to reinvest scheduled and unscheduled principal payments. The incidence of unscheduled principal prepayments is also likely to increase in mortgage pools owned by the funds when prevailing mortgage loan rates fall below the mortgage rates of the securities underlying the individual pool. The effect of such prepayments in a falling rate environment is to (1) cause the funds to reinvest principal payments at the then lower prevailing interest rate, and (2) reduce the potential for capital appreciation beyond the face amount of the security and adversely affect the return to the funds. Conversely, in a rising interest rate environment such prepayments can be reinvested at higher prevailing interest rates which will reduce the potential effect of capital depreciation to which bonds are subject when interest rates rise. When interest rates rise and prepayments decline, GNMA securities become subject to extension risk or the risk that the price of the securities will fluctuate more. In addition, prepayments of mortgage securities purchased at a premium (or discount) will cause such securities to be paid off at par, resulting in a loss (gain) to the funds. T. Rowe Price will actively manage the funds` portfolios in an attempt to reduce the risk associated with investment in mortgage-backed securities.

The market value of adjustable rate mortgage securities ("ARMs"), like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Because of their periodic adjustment feature, ARMs should be more sensitive to short-term interest rates than long-term rates. They should also display less volatility than long-term mortgage-backed securities. Thus, while having less risk of a decline during periods of rapidly rising rates, ARMs may also have less potential for capital appreciation than other investments of comparable maturities. Interest rate caps on mortgages underlying ARM securities may prevent income on the ARM from increasing to prevailing interest rate levels and cause the securities to decline in value. In addition, to the extent ARMs are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders` principal investment to the extent of the premium paid. On the other hand, if ARMs are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

High-Yield Securities

Special Risks of Investing in Junk Bonds The following special considerations are additional risk factors of funds investing in lower-rated securities.

Lower-Rated Debt Securities Market An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower-rated debt securities in the funds` portfolios, the funds` net asset value and the ability of the bonds` issuers to repay principal and interest, meet projected business goals, and obtain additional financing than on higher-rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities. Investment in funds which invest in lower-rated debt securities is more risky than investment in shares of funds which invest only in higher-rated debt securities.

Sensitivity to Interest Rate and Economic Changes Prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower-rated debt securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of fund shareholders, the funds may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

Liquidity and Valuation Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the funds and may also limit the ability of the funds to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. To the extent the funds own or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties. Changes in values of debt securities which the funds own will affect its net asset value per share. If market quotations are not readily available for the funds` lower-rated or nonrated securities, these securities will be valued by a method that the funds` Boards believe accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

Taxation Special tax considerations are associated with investing in lower-rated debt securities structured as zero-coupon or pay-in-kind securities. The funds accrue income on these securities prior to the receipt of cash payments. The funds must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

Other Under an exemptive order issued by the SEC, certain of the funds are permitted to invest the portion of their assets allocated to high-yield bonds in the T. Rowe Price Institutional High Yield Fund. Such an investment would allow funds to obtain the benefits of a fully diversified high-yield bond portfolio regardless of the amount of assets the funds invest in high-yield bonds.

The amount of any investment management fees that T. Rowe Price earns on the assets of funds investing in the Institutional High Yield Fund will be used to offset investment management fees otherwise due T. Rowe Price from the investing funds. Thus, T. Rowe Price will not receive any additional investment management fees from use of the Institutional High Yield Fund in this manner.

Risk Factors of Investing in Municipal Securities

General

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of all the funds to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the funds invest to meet their obligations for the payment of interest and principal when due. The ratings of Moody`s, S&P, and Fitch IBCA, Inc. ("Fitch") represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, offerings of municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed "Flat Tax" and "Value Added Tax" proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the funds and the value of a fund`s portfolio would be affected and, in such an event, the funds would reevaluate their investment objectives and policies. Also, recent changes to tax laws broadly lowering tax rates, including lower tax rates on dividends and capital gains, could have a negative impact on the desirability of owning municipal securities.

Although the banks and securities dealers with which the funds will transact business will be banks and securities dealers that T. Rowe Price believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the funds with respect to such transactions.

Municipal Bond Insurance The funds may purchase insured bonds from time to time. Municipal bond insurance provides an unconditional and irrevocable guarantee that the insured bond`s principal and interest will be paid when due. The guarantee is purchased from a private, nongovernmental insurance company.

There are two types of insured securities that may be purchased by the funds: bonds carrying either (1) new issue insurance; or (2) secondary insurance. New issue insurance is purchased by the issuer of a bond in order to improve the bond`s credit rating. By meeting the insurer`s standards and paying an insurance premium based on the bond`s principal value, the issuer is able to obtain a higher credit rating for the bond. Once purchased, municipal bond insurance cannot be canceled, and the protection it affords continues as long as the bonds are outstanding and the insurer remains solvent.

The funds may also purchase bonds that carry secondary insurance purchased by an investor after a bond`s original issuance. Such policies insure a security for the remainder of its term. Generally, the funds expect that portfolio bonds carrying secondary insurance will have been insured by a prior investor. However, the funds may, on occasion, purchase secondary insurance on their own behalf.

Each of the municipal bond insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves vary from company to company. The risk that a municipal bond insurance company may experience a claim extends over the life of each insured bond. Municipal bond insurance companies are obligated to pay a bond`s interest and principal when due if the issuing entity defaults on the insured bond. Although defaults on insured municipal bonds have been low to date, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured bonds, such as the funds.

High-Yield Securities Lower-quality bonds, commonly referred to as "junk bonds," are regarded as predominantly speculative with respect to the issuer`s continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the funds invest in such bonds, achievement of their investment objectives will be more dependent on T. Rowe Price`s credit analysis than would be the case if the funds were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of the funds to dispose of their portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available, and judgment may play a greater role in the valuation process.

Risk Factors of Investing in Taxable and Tax-Free Money Market Funds

The T. Rowe Price money market funds will limit their purchases of portfolio instruments to those U.S. dollar-denominated securities which the funds` Boards determine present minimal credit risk and which are eligible securities as defined in Rule 2a-7 under the 1940 Act. Eligible securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in one of the two highest short-term rating categories (which may include sub-categories) by nationally recognized statistical rating organizations ("NRSROs") or, in the case of any instrument that is not so rated, is of comparable high quality as determined by T. Rowe Price pursuant to written guidelines established under the supervision of the funds` Boards. In addition, the funds may treat variable and floating rate instruments with demand features as short-term securities pursuant to Rule 2a-7 under the 1940 Act.

There can be no assurance that the funds will achieve their investment objectives or be able to maintain their net asset values per share at $1.00. The price of the funds is not guaranteed or insured by the U.S. government and their yields are not fixed. While the funds invest in high-grade money market instruments, investment in the funds is not without risk even if all portfolio instruments are paid in full at maturity. An increase in interest rates could reduce the value of the funds` portfolio investments, and a decline in interest rates could increase the value.

State Tax-Free Funds

The following information about the State Tax-Free Funds is updated in June of each year. More current information is available in shareholder reports for these funds.

California Tax-Free Bond and California Tax-Free Money Funds

Risk Factors Associated With a California Portfolio

The funds` concentration in debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to state general obligations and notes, the funds will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s own structure and underlying economics.

Debt The state, its agencies, and local governmental entities issued $70.4 billion in debt during 2004, down from $80.4 billion in 2003. Total state issuance was approximately 45% of the total, while local government and authorities issued the remainder for a wide variety of purposes, including transportation, housing, education, electric power, and health care.

As of June 30, 2004, the State of California had approximately $46.1 billion in outstanding general obligation bonds secured by the state`s revenue and taxing power. An additional $34.5 billion in state general obligation debt remains authorized but unissued to comply with voter initiatives and legislative mandates. Debt service on roughly 5% of the state`s outstanding general obligation debt is met from revenue-producing projects such as water, harbor, and housing facilities. As part of its cash management program, the state regularly issues short-term notes to meet its disbursement requirements in advance of the receipt of revenues. During fiscal year 2004, the state issued $14.0 billion in short-term notes for this purpose, as compared to $12.5 billion in fiscal year 2003. The state supports $6.8 billion in lease-purchase obligations attributable to the State Public Works Board and other issuers. These obligations are not backed by the full faith and credit of the state; rather, they are subject to annual appropriations from the state`s General Fund.

In addition to the state obligations described above, bonds have been issued by special public authorities in California that are not obligations of the state. These include bonds issued by the California Housing Finance Agency, the Department of Water Resources, the Department of Veterans Affairs, California State University, and the California Transportation Commission.

Economy California`s economy is the largest among the 50 states and one of the largest in the world. California`s economy is extraordinarily diverse, broad, and resilient. Its population of 36.6 million as of July 1, 2004, grew by 1.7% from the prior year—better than the roughly 1% annual increases typically seen; it represents over 12% of the entire United States population. The state`s per capita personal income in 2003, as estimated by California`s Department of Finance, exceeded the U.S. per capita average by 6%.

California`s economy suffered through a severe recession during the early 1990s but experienced a steady recovery from 1994 to 2000. While the State of California benefited disproportionately from the high-technology sector during the late 1990s, it also suffered greatly when this sector experienced a calamitous reversal in 2001. Exports from

California ports fell by 14% in 2001 and by another 13% the following year while unemployment levels rose to 5.8% in 2002. The fallout from the "tech bust" also manifested itself in much lower personal income tax receipts at the state level as capital gains, bonuses, and option income dropped off. Recovery is evident in various 2003 and 2004 statistics for the state: exports from California ports increased by 2% in 2003 and by 8% in 2004, civilian employment increased by 0.4% in 2003 and 1.5% in 2004, and the unemployment rate in the state has dropped from its early 2003 peak of 6.9% to 5.2% in April 2005. The level of economic activity within the state is important as it influences the growth or contraction of state and local government revenues available for operations and debt service.

In the recession of the 1990s, diminished economic activity and overbuilding in certain areas resulted in a contraction in real estate values. To date during this cycle, all urban areas have shown continued increases in property values. Still, declines in property values could still take place and would have a negative effect on the ability of local governments to meet their obligations. California is known for its high cost of housing relative to the rest of the country.

California is more prone to earthquakes than most other states, creating potential economic losses from damages. On January 17, 1994, a major earthquake, measuring 6.8 on the Richter scale, hit Southern California centered in the area of Northridge. Total damage was estimated at $20 billion, offset to an important extent by significant federal aid.

Legislative Due to the funds` concentration in the State of California and its municipal issuers, the funds may be affected by certain amendments to the California constitution and state statutes that limit the taxing and spending authority of California governmental entities, thus affecting their ability to meet debt service obligations.

In 1978, California voters approved "Proposition 13," adding Article XIIIA to the state constitution which limits ad valorem taxes on real property to 1% of "full cash value" and restricts the ability of taxing entities to increase real property taxes. In subsequent actions, the state substantially increased its expenditures to provide assistance to its local governments to offset the losses in revenues and to maintain essential local services; in the early 1990s the state decreased local aid in response to its own fiscal pressures.

Another constitutional amendment, Article XIIIB, was passed by voters in 1979 prohibiting the state from spending revenues beyond its annually adjusted "appropriations limit." Any revenues exceeding this limit must be returned to the taxpayers as a revision in the tax rate or fee schedule over the following two years. Such a refund, in the amount of $1.1 billion, occurred in fiscal year 1987.

Proposition 218, the "Right to Vote on Taxes Act," was approved by voters in 1996. It further restricts the ability of local governments to levy and collect both existing and future taxes, assessments, and fees. In addition to further limiting the financial flexibility of local governments in the state, it also increases the possibility of voter-determined tax rollbacks and repeals. The interpretation and application of this proposition will ultimately be determined by the courts.

An effect of the tax and spending limitations in California has been a broad scale shift by local governments away from general obligation debt that requires voter approval and pledging future tax revenues toward lease revenue financing that is subject to abatement and does not require voter approval. Lease-backed debt is generally viewed as a less secure form of borrowing and therefore entails greater credit risk. Local governments also raise capital through the use of Mello-Roos, 1915 Act, and Tax Increment Bonds, all of which are generally riskier than general obligation debt as they often rely on tax revenues to be generated by future development for their support.

Proposition 98, enacted in 1988, changed the state`s method of funding education for grades below the university level. Under this constitutional amendment, the schools are guaranteed a minimum share of state General Fund revenues. The major effect of Proposition 98 has been to restrict the state`s flexibility to respond to fiscal stress.

Future initiatives, if proposed and adopted, or future court decisions could create renewed pressure on California governments and their ability to raise revenues. The state and its underlying localities have displayed flexibility, however, in overcoming the negative effects of past initiatives.

Financial The dramatic downturn of the high-technology economy and the resultant plunge in state revenues placed the state`s budget under considerable strain. As mentioned above, the state`s general obligation bonds were downgraded multiple times during the 2001-2003 period, but were upgraded during 2004. As of May 24, 2005, California`s debt remained one of the lowest rated of the 50 states.

Fiscal year 2001 was closed with an unrestricted general fund balance (UGFB) of $4.2 billion. Much of this reserve was the result of explosive growth in income tax receipts from capital gains and bonus income. The combination of a slowing economy, falling equity markets, and the state`s progressive income tax structure led to a substantial drop in the UGFB to a negative $6.0 billion for fiscal year 2002 and a further drop to a negative $15.4 billion for fiscal year 2003. Through fund shifts, deficit bond proceeds, fee increases, a tax amnesty program, and lower aid to localities including primary and secondary education as well as improving economic conditions, fiscal year 2004 closed with an improved, albeit still negative, $3.2 billion UGFB. The state`s fiscal actions have been quite assertive and the consequences of these actions reach far beyond its own general obligation bond ratings as many state agencies and local governments depend upon state appropriations. Additionally, the state intends to repay its recently issued Economic Recovery Bonds, issued to help bridge the gap in revenues during 2003-04, with local sales tax receipts. Though the state has promised to make up all revenues shifted from local governments, an inability or unwillingness to fully make up the amount would have a negative impact on local governments. In the recently released Governor`s 2005-06 May Revision, improvement in California`s fiscal picture is evident; increased revenues, primarily of a one-time nature, have been targeted for debt reduction and restoring transportation funding. More work is needed to address ongoing structural imbalances in the budget going forward.

On December 6, 1994, Orange County filed for protection under Chapter 9 of the U.S. Bankruptcy Code after reports of significant losses in its investment pool. Upon restructuring, the realized losses in the pool were $1.6 billion or 21% of assets. More than 200 public entities, most of which, but not all, are located in Orange County were also depositors in the pool. The county defaulted on a number of its debt obligations. The county emerged from bankruptcy on June 12, 1996. Through a series of long-term financings, it repaid most of its obligations to pool depositors and has become current on its public debt obligations. The balance of claims against the county are payable from any proceeds received from litigation against securities dealers and other parties. The county`s ratings were restored to investment grade in 1998 and were upgraded again during the 2000 to 2002 time frame.

In a ruling dating from December 2001, the Orange County Superior Court held that the Orange County assessor violated the 2% annual inflation adjustment provision of Proposition 13 by increasing the taxable value of a property by 4% following a decline in valuations. The case had been certified as a class action in Orange County, but local courts in other counties arrived at differing conclusions on similar issues in their counties. The case has been appealed to the state`s Appellate Court and could be further appealed to the state`s Supreme Court. It is not possible at this time to determine the final outcome of the case or when it might be decided. If the Orange County Superior Court`s decision is upheld, the property tax revenues of local governments may be reduced, further affecting local credit quality.

Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the funds` assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon that has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state medical programs or private insurers. To the extent these third-party payers reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

The funds may from time to time invest in electric revenue issues. The financial performance of these utilities was impacted by the industry moves toward deregulation and increased competition. California`s electric utility restructuring plan, Assembly Bill 1890, permitted direct competition to be phased in between 1998 and 2002. This restructuring plan proved to be flawed as it placed overreliance on the spot market for power purchases during a period of substantial supply and demand imbalance. Municipal utilities, while not subject to the legislation, were faced with competitive market forces and worked to proactively prepare for deregulation. Now that deregulation has been suspended, municipal utilities face a more traditional set of challenges. In particular, some electric revenue issuers have exposure to or participate in nuclear power plants which could affect the issuer`s financial performance. Risks include unexpected outages, plant shutdowns, and increased Nuclear Regulatory Commission surveillance.

The funds may invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

Florida Intermediate Tax-Free Fund

Risk Factors Associated With a Florida Portfolio

The fund`s program of investing primarily in AAA rated Florida municipal bonds should significantly lessen the credit risks that would be associated with a portfolio of lower quality Florida bonds. Nevertheless, the fund`s concentration in securities issued by the State of Florida and its political subdivisions involves greater risk than a fund broadly invested in bonds across many states and municipalities. The credit quality of the fund will depend upon the continued financial strength of the State of Florida and the numerous public bodies, municipalities, and other issuers of debt securities in Florida.

Debt The State of Florida and its local governments issue three basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer, revenue bonds secured by specific pledged revenues or charges for a related project, and tax-exempt lease obligations, supported by annual appropriations from the issuer, usually with no implied tax or specific revenue pledge. During 2004, Florida`s state and local governments issued approximately $12.9 billion of debt, a decrease of 38.8% from the previous year. Debt issued in 2004 was for a wide variety of public purposes, including transportation, housing, education, health care, and utilities.

As of May 1, 2005, the State of Florida had about $16.89 billion of net tax-supported bonds secured by the state`s full faith and credit and various tax revenue. General obligation bonded debt service accounted for less than 2% of all governmental expenditures in fiscal year 2004. Additionally, the state has another $4.3 billion in outstanding bonds which are secured by limited state taxes and revenues. The state`s general obligation debt is rated Aa1 by Moody`s, AAA by S&P, and AA+ by Fitch as of May 1, 2005, after being upgraded by each of the top three rating agencies in the first quarter of 2005. Moody`s and S&P affirmed their stable outlook on the state`s credit. Fitch does not provide a credit outlook for the state. Debt issued by the state may only be used to fund capital outlay projects. Florida is not authorized to issue debt to fund operations.

Several agencies of the state are authorized to issue debt that does not represent a pledge of the state`s credit. The Florida Housing Finance Authority and Florida Board of Regents are the largest of such issuers. The principal and interest on bonds issued by these bodies are payable solely from specified revenues such as mortgage repayments and university tuition and fees.

Economy Florida`s population totals approximately 17.4 million residents, making it the nation`s fourth most populous state. Florida`s population base continues to grow because of net in-migration which is responsible for the majority of the state`s growth. Florida`s population continues to increase at a faster pace than the national average. Florida`s employment growth for calendar 2004 improved by 3% after experiencing very slight growth of just 0.3% in calendar 2003. As of March 2005, Florida`s unemployment rate was low at 4.4% (compared to the national average of 5.2%). The Florida economy continues to recover from the national recession that began in 2001. Tourism remains as a vital contributor to Florida`s economy. In 2004, 76.8 million people visited the state, a 3% increase over 2003.

Florida`s non-farm employment base continues to be bolstered by the services, government, and trade sectors that employ 38.6%, 16.6%, and 15.8%, respectively, of the state`s labor force. The services and trade sectors play a prominent role in Florida`s economy because of the state`s global tourism appeal. The state`s per capita effective buying income levels remain just below the national average.

Legislative Florida does not have a personal income tax. A constitutional amendment would be required in order to implement such a tax. Although the probability appears very low, the fund cannot rule out the possibility that a personal income tax may be implemented in the future. If such a tax were to be imposed, there is no assurance that interest earned on Florida municipal debt offerings would be exempt from this tax.

Under current Florida law, shares of the fund will be exempt from the state`s intangible personal property tax to the extent that on the annual assessment date (January 1) its assets are solely invested in Florida municipal obligations, U.S. government securities, certain short-term cash investments, or other tax-exempt securities. In recent years, the Florida legislature began efforts to gradually reduce the intangibles tax. In its 2005 session, the Florida legislature passed legislation which cut the intangibles personal property tax rate to .5 mills or $.50 per $1,000. This tax cut will go into effect beginning January 1, 2006. Currently, the intangible personal property tax rate is 1 mill. The 2001 Florida legislature did not cut the tax rate on the intangibles tax; however, it did raise the exemption amount to $250,000 per person from $20,000. This means up to a $500,000 exemption for married couples. Additionally, the legislature granted the same exemption to non-natural Florida residents. However, because of the national recession, the state deferred implementing these increased exemptions to the intangibles property tax until fiscal 2005.

The Florida Constitution limits the total ad valorem property tax that may be levied by each county, municipality, and school district to 10 mills or 1.0% of value. The limit applies only to taxes levied for operating purposes and excludes taxes levied for the payment of bonds. This restricts the operating flexibility of local governments in the state and may result from time to time in budget deficits for some local units.

Financial The Florida Constitution and Statutes mandate that the state budget as a whole, and each separate fund within the state budget, be kept in balance from currently available revenues each state fiscal year (July 1—June 30). The Governor and Comptroller are responsible for ensuring that sufficient revenues are collected to meet appropriations and that no deficit occurs in any state fund.

The state`s revenue structure is narrowly based, relying on the sales and use tax for about 78.5% of its general fund revenues. The state ended fiscal 2004 with a surplus of $1.4 billion in its general fund operations. The surplus was driven by stronger than anticipated collections of sales and use taxes and documentary stamp taxes. The surplus enabled the state to increase its already strong unreserved general fund balance position to $2.4 billion, or 10.5% of expenditures. The state`s strong unreserved general fund balance provides financing flexibility in the event of unanticipated budget expenditures. Additionally, the state continues to carry separate reserves that meet its constitutional budget stabilization reserve requirement of 5% of revenues and its goal to maintain a working capital reserve.

The state`s geographic location renders it vulnerable to natural disasters such as hurricanes. The state of Florida experienced severe hurricanes in mid-August and early September 2004. Hurricane Charley, a category 4 hurricane, hit the state`s southwest and central regions in mid-August. Hurricane Frances followed on the heels of Charley, but was less severe as a category 2 hurricane. A third hurricane, Hurricane Ivan, a category 3 hurricane, followed Hurricane Frances. The damage from the hurricanes is estimated at $4 billion. Florida`s non-reimbursable share of the total cost of the hurricanes is $676 million. The major portion of the claims from the hurricanes is expected to be handled by insurance companies and the Federal Emergency Management Agency. In 1996 Florida settled a lawsuit with the tobacco industry in which the state sought to recover the costs associated with tobacco usage by Floridians. The total amount expected to be collected from the tobacco companies through the settlement is estimated to be around $13 billion over 25 years. This money will be used for children`s health coverage, to reimburse the state for smoking-related medical expenses, and for state enforcement efforts in reducing sales of tobacco products. As of June 30, 2004, settlement collections of $4.2 billion have been reported by the state.

In November 1994, state voters passed a proposal to limit state revenue growth to the average annual growth in personal income over the previous five years. This revenue cap excludes revenue to pay certain expenditures, including debt service. The limitation should not pose an onerous burden to the state`s financial performance. However, demand for governmental services continues to increase with increases in population.

Sectors Certain areas of potential investment concentration present unique risks. For example, a significant portion of the fund`s assets may be invested in health care bonds. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten the length of hospital stays, a phenomenon that has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved. Because of the high proportion of elderly residents in Florida, Florida hospitals tend to be highly dependent on Medicare. In addition to the regulations imposed by Medicare, the state also regulates health care. A state board must approve the budgets of all Florida hospitals; certificates of need are required for all significant capital expenditures. The primary management objective is cost control. The inability of some hospitals to achieve adequate cost control while operating in a competitive environment has led to a number of hospital bond defaults.

The fund may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants that could affect the issuer`s financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the electric utility industry.

The fund may invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No government support is implied.

Georgia Tax-Free Bond Fund

Risk Factors Associated With a Georgia Portfolio

The fund`s concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State of Georgia general obligations and state agency issues, the fund will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s own structure and underlying economics.

Debt The State of Georgia and its local governments issued just under $7.74 billion in municipal bonds in 2004, a 17.2% increase over 2003. As of May 1, 2005, the state was rated Aaa by Moody`s and AAA by S&P and Fitch. The state`s rating outlook was stable for Moody`s and S&P. Fitch does not generally assign outlooks to state ratings.

The State of Georgia currently has net direct obligations of approximately $6.94 billion. In 1973, a Constitutional Amendment authorizing the issuance of state general obligation ("GO") bonds was implemented. Since the implementation of the amendment, the state has funded most of its capital needs through the issuance of GO bonds. Previously, capital requirements were funded through the issuance of bonds by 10 separate authorities and secured by lease rental agreements and annual state appropriations. Georgia`s Constitution permits the state to issue bonds for two types of public purposes: (1) general obligation debt and (2) guaranteed revenue debt. The Georgia Constitution imposes certain debt limits and controls. The state`s GO debt service cannot exceed 10% of total revenue receipts less refunds of the state treasury. The state`s GO bonds must have a maximum maturity of 25 years. On May 1, 2005, 65.7% of the state`s debt was scheduled to be amortized in 10 years or less. Maximum GO debt service requirements are well below the legal limit at 6.9% of fiscal year 2004 treasury receipts.

The state established "debt affordability" limits which provide that outstanding debt will not exceed 2.7% of personal income or that maximum annual debt service will not exceed 5% of the prior year`s revenues. The state`s near-term debt offerings are projected to maintain its total debt within these levels.

Economy The State of Georgia is the tenth most populous state with a population of approximately 8.7 million residents, increasing 6.1% since 2000. The state`s economy underwent strong expansion between 1990 and 2000 including strong job growth in the services, high technology, and air transportation sectors. Georgia`s economy continues to improve after suffering a brief downturn from the most recent recession that began in 2001. The services sector continues as the state`s leading employment sector at 36.4% of its total employment. The state`s other leading employment sectors include the trade sector at 20.4%, government at 16.2%, and manufacturing at 11.4%. The Atlanta metropolitan statistical area continues to serve as the state`s economic center, capturing approximately 56.8% of the state`s employment. This area includes Atlanta, the state`s capital, and 20 surrounding counties. The next largest metropolitan statistical area is the Columbus-Muscogee area.

The state`s moderate cost of living and research centers provided by its colleges and universities continue to attract a very skilled labor force. The state`s unemployment rate has remained below the U.S. average, hovering between 4.8% and 5.0% since August 2004. The state`s median household income levels are slightly above the U.S. average. The state`s income levels show more favorably when taking into account costs of living and quality of life indicators.

Financial The creditworthiness of the portfolio is largely dependent on the financial strength of the State of Georgia and its localities. The state`s strong economic performance has translated into its strong financial performance and the accumulation of substantial reserves.

Through the first 10 months of fiscal year 2005, the state`s revenue collections are up 8.4%, continuing to show signs of an improving economy. Despite the strong collections, the governor has continued to exhibit sound fiscal management by mandating that state agencies cut 5% of their budgets for the fiscal year. The state does not anticipate deficit-spending for the fiscal year.

A significant portion of the portfolio`s assets is expected to be invested in the debt obligations of local governments and public authorities with investment-grade ratings of BBB or higher. While local governments in Georgia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. The fund may purchase obligations issued by public authorities in Georgia which are not backed by the full faith and credit of the state and may or may not be subject to annual appropriations from the state`s general fund. Likewise, certain enterprises such as water and sewer systems or hospitals may be affected by changes in economic activity.

Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the fund`s assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten the length of hospital stays, a phenomenon that has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

The fund may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants that could affect issuers` financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the electric utility industry.

The fund may invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

Maryland Short-Term Tax-Free Bond, Maryland Tax-Free Bond, and Maryland Tax-Free Money Funds

Risk Factors Associated With a Maryland Portfolio

The funds` concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to State of Maryland general obligation bonds and debt issued by state agencies, the funds will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s own structure and underlying economics.

Debt The State of Maryland and its local governments issue two basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for a related project. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

The State of Maryland disclosed in its fiscal year 2004 Comprehensive Annual Financial Report ("CAFR"), dated June 30, 2004, that it has approximately $4.1 billion of general obligation bonds outstanding. As of May 24, 2005, general obligation debt of the State of Maryland was rated AAA by Moody`s, S&P, and Fitch. There is no general debt limit imposed by the state constitution or public general laws. The state constitution imposes a 15-year maturity limit on state general obligation bonds. Although voters approved a constitutional amendment in 1982 permitting the state to borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the state has not made use of this authority.

Many agencies of the state government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the state. The Community Development Administration of the Department of Housing and Community Development, the Maryland Water Quality Financing Administration of the Department of Environment, the Maryland State Lottery Agency, certain state higher education institutions, the Maryland Stadium Authority, the Maryland Food Center Authority, and the Maryland Environmental Service have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from pledged revenues, principally fees generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees.

Economy The Maryland Board of Revenue Estimates reports that, according to several measures, the state`s economy outperformed the nation, even during the nationwide slowdown. The slowdown reduced employment and personal income growth. However, the extent of the reduction was not as severe in Maryland as in other states. One reason for this is Maryland`s limited exposure to the manufacturing sector, which had been hard hit by economic conditions.

Financial To a large degree, the risk of the portfolio is dependent upon the financial strength of the State of Maryland and its localities. The state continues to demonstrate a conservative approach to managing its finances but was not immune to the national economic downturn. Fiscal year 2003 concluded with a general fund operating deficit and the general fund balance declined from $1.6 billion to $1.2 billion, representing a still-solid 7% of general fund expenditures. Revenue growth had basically stalled and expenditures rose, primarily for Medicaid and education. Fiscal year 2004 showed better results as the economy lifted. Maryland`s general fund earned a 2% surplus and the state reserve fund increased to $513 million with an additional $310 million held in the unrestricted general fund, together representing a solid 8% of general fund revenues.

Sectors Investment concentration in a particular sector can present unique risks. A significant portion of the funds` assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms. At the present time, Maryland hospitals operate under a system in which reimbursement is determined by a state-administered set of rates and charges that applies to all payors. A federal waiver also allows this system to be applied to Medicare reimbursement rather than the Federal Diagnosis-Related Group ("DRG") system required elsewhere. In order to maintain this Medicare waiver, the cumulative rate of increase in Maryland hospital charges since the base year 1980 must remain below that of U.S. hospitals overall. From 1983 through 1992, the rate of increase for Maryland hospitals was below the national average; for the seven years from 1993 through 1999, Maryland hospital costs grew faster than the national rate, although the cumulative rate of increase since the base year is still below the national average. Any loss of the Medicare waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals.

The funds may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants that could affect the issuer`s financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

The funds may invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

New Jersey Tax-Free Bond Fund

Risk Factors Associated With a New Jersey Portfolio

The fund`s concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to State of New Jersey general obligation bonds and debt issued by state agencies, the fund will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s structure and underlying economics.

Debt The State of New Jersey and its local governments issue two basic types of debt: general obligation bonds, which are backed by the unlimited taxing power of the issuer, and revenue bonds, which are secured by specific pledged fees or charges, often from a related project. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge. The credit risks of all debt forms vary with the obligation`s structure and ultimate obligor.

The State of New Jersey reported in its fiscal year 2004 Comprehensive Annual Financial Report ("CAFR") that it had closed fiscal year 2004, which ended June 30, 2004, with approximately $25.9 billion in long-term debt outstanding, representing an increase of approximately 11% over the previous year and continuing the state`s trend of significant annual debt issuance. This debt level yields a debt burden of about $2,980 debt per capita and ranks New Jersey among the most heavily indebted states. These debt figures include state guarantees on the principal and interest payments on certain bonds issued by the New Jersey Sports and Exposition Authority and annual appropriations for installment obligations, capital leases, and certificates of participation. The majority of the state`s debt is "appropriation-backed," meaning that debt service on such obligations must be appropriated annually by the legislature. Only $3.2 billion of the state`s outstanding debt was direct general obligation debt as of June 30, 2004.

Many agencies of the state government are authorized to borrow money under legislation that expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the state. The New Jersey Building Authority, New Jersey Transportation Trust Fund Authority, New Jersey Economic Development Authority, New Jersey Educational Facilities Authority, New Jersey Health Care Facilities Financing Authority, New Jersey Highway Authority, New Jersey Housing and Mortgage Finance Agency, New Jersey Sports and Exposition Authority, New Jersey Transit Corporation, and New Jersey Turnpike Authority have outstanding bonds of this nature.

Economy New Jersey experienced positive employment growth in 2004, with an annual unemployment rate of 4.8% that represented a significant decline from 5.9% in 2003. However, unemployment has not yet returned to the low 3.7% recorded in 2000. Personal income growth is also important to watch as nearly all debt is paid from the income of state residents, either directly or indirectly. Personal income grew an estimated 4.3% during 2004, an increase from the growth rate in recent years but far below the exceptional 10.2% growth rate experienced in 2000. Personal income is projected to grow 4.4% in 2005.

Financial To a large degree, the credit risk of the portfolio is linked to the financial strength of the State of New Jersey and its localities. The state`s economy reached a low point in 2003, with recovery taking hold in 2004. According to the 2004 CAFR, New Jersey ended fiscal year 2004 with a general fund net gain of $602 million, increasing the total ending fund balance to $2.9 billion. Total general fund revenues increased by $1.4 billion, or nearly 6%, over 2003; however, this represents a slowdown from 2003`s increase of $2.9 billion, or 14%, over 2002. Nevertheless, many of New Jersey`s integral revenue sources improved significantly in 2004. Gross income taxes, the state`s largest source of revenues, increased by 9.9% in 2004 after falling 1.5% in 2003. Similarly, sales taxes increased by 5.5% in 2004 after declining 1.0% in 2003.

Fiscal year 2005, which ends on June 30, 2005, is currently expected to close on-budget. Fiscal year 2005 is the final year in which the state can utilize deficit bonding, and almost 10% of 2005 revenues are expected to come from bonds or other non-recurring sources. The state forecasts that continued economic growth will generate an 11% increase in core revenues in fiscal year 2005. Gross income tax receipts are estimated to increase by a strong 22.4% in 2005, with sales tax receipts increasing 4.6%.

Though the New Jersey legislature has yet to enact an official budget for fiscal year 2006, which will begin on July 1, 2005, the acting governor`s proposed budget is balanced and eliminates a $4.3 billion budget gap. Nevertheless, the state continues to struggle with unbalanced operations, as the proposed budget still utilizes approximately 3% of one-time revenues.

Sectors Investment concentration in a particular sector can present unique risks. A significant portion of the fund`s assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten patients` length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital`s revenues, common to all hospitals is reliance to some degree on third-party reimbursement sources such as the federal Medicare or Medicaid programs and private insurers. An individual hospital may be affected to the extent these payors reduce their reimbursements. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

The fund may invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer`s financial performance. Such risks include increased regulation and associated expense, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may deteriorate from increased competition and deregulation in the industry.

The fund may invest in private activity bond issues of corporate and nonprofit borrowers. These issues sold through government conduits, such as the New Jersey Economic Development Authority and various local issuers, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. In the past, a number of New Jersey Economic Development Authority issues have defaulted as a result of borrower financial difficulties.

The fund may participate in solid waste projects. A number of counties and utility authorities in the state have issued several billion dollars of bonds to fund incinerator projects and solid waste projects. A federal decision that struck down New Jersey`s system of solid waste flow control increases the potential risk of default absent a legislative solution or some form of subsidy from local or state governments.

New York Tax-Free Bond and New York Tax-Free Money Funds

Risk Factors Associated With a New York Portfolio

In addition to State of New York general obligation bonds and debt issued by state agencies, the funds will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s own structure and underlying economics. Although the funds have holdings in many different issuers, all issuers will be entities in the State of New York. Concentration in the debt obligations of one state translates into higher risk than a portfolio that is more geographically diversified.

The funds` ability to maintain credit quality is dependent upon the ability and willingness of New York issuers to meet their debt service obligations in a timely fashion. In 1975, the state, New York City, and other related issuers experienced serious financial difficulties that ultimately resulted in much lower credit ratings and an inability to access public debt markets. A series of fiscal reforms and an improved economic climate allowed these entities to return to financial stability by the early 1980s. Credit ratings were reinstated or raised and access to the public credit markets was restored. Today, the state and the city continue to face economic and fiscal pressures. Revenues, particularly those associated with income taxes, are still short of the heights achieved during the late 1990s, even as expenditures — particularly those for Medicaid, employee benefits, and debt service — continue to rise. Over the past year, however, a gradual economic recovery has taken place, stimulated by steady job growth, a recovering financial services industry, and a strong NYC real estate market. The state and the city project that the current economic recovery will continue throughout 2005 and beyond, but these projections are subject to uncertainty.

On September 11, 2001, hijackers piloted two passenger jetliners into the twin towers of the World Trade Center. The attack destroyed the World Trade Center, damaged nearby buildings, and caused significant loss of life. The economic dislocation to the state and especially to New York City was substantial; in spite of significant federal and state aid and assistance, the city is still experiencing the repercussions of the attack. Various efforts are underway to encourage the redevelopment of downtown NYC, including the rebuilding of commercial and rental housing space. Nevertheless, some of the economic activity before the attack may never return, as firms displaced by the event choose to relocate elsewhere or do not recover.

New York State

The State of New York disclosed in its fiscal year 2004 Comprehensive Annual Financial Report ("CAFR") that it had ended 2004 with a general fund net gain of $3.0 billion, nearly offsetting the $3.3 billion net deficit left over from fiscal year 2003. In another positive development, on March 31, 2005, the state legislature enacted a balanced budget for fiscal year 2006, which began on April 1, 2005. This marks the first time in 21 years that the budget has been passed on time and is an encouraging sign for the state budgetary process, which historically has been highly contentious and politicized. The most recent financial update includes the unofficial results from fiscal year 2005, which ended on March 31. The state estimates that its general fund closed 2005 with a $1.2 billion surplus on an unaudited basis. Significant future challenges remain, however, as the state faces future year budget gaps, or potential deficits, of $3.2 billion in fiscal year 2007 and $4.1 billion in fiscal year 2008.

New York is one of the most highly indebted states in the nation. In its 2004 CAFR, the state reported $46.9 billion of total outstanding debt, equal to approximately $2,440 debt per capita. The majority of the state`s debt is "appropriation-backed," meaning that debt service on such obligations must be appropriated annually by the legislature. Only $3.8 billion of the state`s outstanding debt was direct general obligation debt as of March 31, 2004.

Certain authorities are more heavily reliant on annual direct state support, such as the Urban Development Authority ("UDC"), a public benefit corporation now known as the Empire State Development Corporation. In February 1975, the UDC defaulted on approximately $1 billion of short-term notes. The default was ultimately cured by the creation of the Project Finance Authority, through which the state provided assistance to the UDC, including support for debt service. Since then, there have been no other defaults by state authorities.

To a large degree, the risk of the portfolio is dependent on the economic health of the State of New York and its localities. The state`s economy had been showing signs of reduced growth due to the national economic slowdown even before the heinous terrorist acts of September 11. The state`s reliance on the securities industry served it well during the boom years of the late 1990s, but haunted it during the downsizing that began in 2001. Job and wage recovery took firm hold in 2004, however, with 2004 annual unemployment rate of 5.8%, a decline from 6.4% in 2003. Economic growth is projected to continue throughout calendar year 2005, though the state`s job growth and economic expansion are expected to lag the nation, as they have in the past.

A major potential risk facing the state is an ongoing school funding court case brought by the Campaign for Fiscal Equity ("CFE"). Significant developments have occurred over the past year, and most recently a judge ordered the state to provide New York City schools with an additional $5.6 billion in annual funding, plus an additional $9.2 billion for infrastructure and capital improvements. The state has appealed the decision, and both the timing and final outcome of this case remain uncertain. However, if the ruling is ultimately upheld, the state will be required to provide billions of dollars for additional school aid, with the increased annual burden to be phased in over several years. In addition, the state may hold the city responsible for a portion of the increased funding.

New York City

As of May 24, 2005, the general obligation debt of the city was rated A1 by Moody`s, A+ by S&P, and A+ by Fitch. Moody`s rating reflects an upgrade that occurred in early April 2005, and S&P`s rating reflects an upgrade that occurred in May 2005. The city`s credit ratings carry stable outlooks from all three agencies.

The financial problems of New York City were acute between 1975 and 1979, highlighted by a payment moratorium on the city`s short-term obligations. The most important contribution to the city`s fiscal recovery was the creation of the Municipal Assistance Corporation ("MAC") for the City of New York. Backed by sales, use, stock transfer, and other taxes, MAC issued bonds and used the proceeds to purchase city bonds and notes. Although investors shunned MAC bonds at first, the program proved to be very successful. In October 2004, the state refunded the city`s outstanding MAC debt by issuing Sales Tax Asset Receivable ("STAR") bonds, effectively shifting the debt service obligation to the state and providing a major benefit to the city.

Today, the city is recovering from the acute shocks of September 11 and the recent economic downturn. After a high annual unemployment rate of 8.3% in 2003, job growth contributed to a lower annual rate of 7.1% in 2004, and preliminary data from the Bureau of Labor Statistics ("BLS") suggest an average unemployment rate of 5.9% through April 2005. The most recent news has been that, due to stronger-than-projected tax receipts, the city currently expects to close fiscal year 2005, which ends on June 30, with a large $3.3 billion surplus.

The projected 2005 surplus is attributable to many factors, including the recovery of the finance and securities sector and a strong real estate market. The city receives approximately 24% of its revenues from property taxes, which have benefited from the current real estate boom. In addition, because most real estate tax assessments are phased in over five years, today`s strong real estate market should contribute positively to the city`s finances for several years. Though the city has not yet passed an official budget for fiscal year 2006, which will begin July 1, 2005, the mayor`s proposed budget is balanced. Nevertheless, the city continues to struggle with unbalanced operations after 2006. The current Bloomberg administration forecasts budget gaps of $4.5 billion in 2007, $4.2 billion in 2008, and $3.7 billion in 2009; these potential deficits are driven largely by rising expenditures for pensions, health care, and debt service.

Sectors A significant portion of the funds` assets may be invested in health care issues. For over a decade, hospitals have been under significant pressure to reduce expenses and shorten patients` length of stay, which has negatively affected the financial health of many hospitals. While each hospital bond issue is secured by the individual hospital`s revenues, third-party reimbursement sources such as the Federal Medicare, state Medicaid programs, and private insurers are common to all hospitals. To the extent these third-party payors reduce their reimbursements for health services, individual hospitals will be affected. The state`s support for Medicaid and health services has receded. Under health care reforms implemented over the past five years, hospitals are permitted to negotiate inpatient payment rates with private payors. In addition, the federal balanced budget act of 1997 contains provisions to reduce Medicare expenditures. These pressures have accelerated a trend of hospital mergers and acquisitions and present risks and opportunities for health care institutions and fund investors.

The funds may invest in private activity bond issues issued by corporate and nonprofit borrowers. These issues, sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. Obligations issued in other states through similar conduits have defaulted in the past as a result of borrower financial difficulties.

The fund may invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer`s financial performance. Such risks include increased regulation and associated expense, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may deteriorate from increased competition and deregulation in the industry.

Virginia Tax-Free Bond Fund

Risk Factors Associated With a Virginia Portfolio

The fund`s concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to Commonwealth of Virginia general obligations and agency issues, the fund will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s own structure and underlying economics.

Debt The Commonwealth of Virginia and its local governments issued $7.7 billion of municipal bonds in 2004, including general obligation debt backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for an enterprise or project. Included within the revenue bond category are tax-exempt lease obligations that are subject to annual appropriations of a governmental body to meet debt service, usually with no implied tax or specific revenue pledge. Debt issued in 2004 was for a wide variety of public purposes, including transportation, housing, education, health care, and industrial development.

As of June 30, 2004, the Commonwealth of Virginia had $0.8 billion of outstanding general obligation bonds secured by the Commonwealth`s revenue and taxing power, a modest amount compared to many other states. Under state law, general obligation debt is limited to 1.15 times the average of the preceding three years` income tax and sales and use tax collections. The Commonwealth`s outstanding general obligation debt is well below that limit and approximately 50% of the debt service is actually met from revenue-producing capital projects at colleges and universities.

The Commonwealth also supports $2.6 billion in debt issued by the Virginia Public Building Authority, the Commonwealth Transportation Board, the Virginia College Building Authority, the Virginia Biotechnology Research Park Authority, the Virginia Port Authority, and the Innovative Technology Authority. These bonds are not backed by the full faith and credit of the Commonwealth but instead are subject to annual appropriations from the Commonwealth`s General Fund.

In addition to the Commonwealth and public authorities described above, an additional $1.7 billion in moral obligation bonds has been issued by the Virginia Public School Authority, the Virginia Resources Authority, and the Virginia Housing Development Authority. Another $8.0 billion of debt outstanding at several other authorities is secured by a contingent appropriation in the event pledged revenues are insufficient to cover debt service.

Economy The Commonwealth of Virginia has a population of approximately 7.5 million, making it the twelfth largest state. Since the 1930s the Commonwealth`s population has grown at a rate near or exceeding the national average. Stable to strong economic growth during the 1990s was led by the Northern Virginia area outside of Washington, D.C., where nearly a third of the Commonwealth`s population is concentrated. The next largest metropolitan area is the Norfolk-Virginia Beach-Newport News area, followed by the Richmond-Petersburg area, including the Commonwealth`s capital of Richmond. The Commonwealth`s economy is broadly based, with a large concentration in service and governmental jobs, followed by manufacturing. Virginia has significant concentrations of high-technology employers, predominantly in Northern Virginia. Per capita income exceeds national averages while unemployment figures have consistently tracked below national averages.

Financial To a large degree, the risk of the portfolio is dependent on the financial strength of the Commonwealth of Virginia and its localities. Virginia is rated AAA by Moody`s, S&P, and Fitch. All three rating agencies maintain stable outlooks. In May 2004, Moody`s revised its outlook to stable from negative, by which it had been since December 2001. The negative outlook reflected Virginia`s sizable budget gaps brought about by slowing revenues and rising expenditures. Governor Warner and the Virginia Assembly closed this budget gap by cutting expenditures and allowing transfers from the Revenue Stabilization Fund. In addition, the car tax relief program was frozen at 70%. The Revenue Stabilization Fund is specifically earmarked to cushion against such a slowdown. Last May, Virginia`s General Assembly passed a balanced biennial budget for fiscal 2005-06 with an estimated $1.6 billion revenue enhancement package and, as a result, Moody`s returned Virginia`s outlook to stable and took it off watch list.

The Commonwealth`s budget is prepared on a biennial basis. From 1970 through 2000, the General Fund showed a positive balance for all of its two-year budgetary periods. The national recession and its negative effects on Virginia`s personal income tax collections did, however, force the Commonwealth to draw down its general fund balances in 1992, 2001, 2002, and 2003. In fiscal year 2004, with the recession lifted, Virginia general fund earned a healthy surplus of $555 million or 5% of revenues as revenues outpaced the prior year by 10% and expenditures were held flat. On June 30, 2004, the Revenue Stabilization Fund totaled $340 million, representing 3% of revenues.

A significant portion of the fund`s assets is expected to be invested in the debt obligations of local governments and public authorities with investment-grade ratings of BBB or higher. While local governments in Virginia are primarily reliant on independent revenue sources such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. Likewise, certain enterprises such as toll roads or hospitals may be affected by changes in economic activity.

Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the fund`s assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital`s revenues, third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

The fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer`s financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief.

The fund may invest in private activity bond issues of corporate and nonprofit borrowers. These issues sold through various governmental conduits are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

All State Tax-Free Funds

Puerto Rico  From time to time the funds invest in obligations of Puerto Rico and its public corporations, which are exempt from federal, state, and city or local income taxes. As of May 23, 2005, general obligation debt of the Commonwealth was rated Baa2 by Moody`s and A- by S&P. The outlook assigned to the Commonwealth`s rating by both S&P and Moody`s was negative. Moody`s revised its outlook to negative in September 2004 and then lowered its rating to Baa2 on May 19, 2005, due to continuing deterioration in the financial condition of the Commonwealth`s General Fund, a significant decline in the Government Development Bank`s net liquidity position, a significant increase in the Commonwealth`s outstanding tax-supported debt, and large and growing unfunded pension liabilities. The majority of the Commonwealth`s debt is issued by the major public agencies that are responsible for many of the island`s public functions, such as water, wastewater, highways, electric power, and education. Most recent figures from the Commonwealth indicate that public sector debt, including public corporations, totals $36.5 billion. Though this amount would be exceptionally high for a state of Puerto Rico`s size, income levels, and population, the figure includes debt the Commonwealth issues on behalf of municipalities and other governmental units that, in the 50 states, would be issued by independent entities. The Commonwealth monitors its debt issuance by comparing the rate of growth of its debt to the rate of growth of its gross product. The two were fairly evenly matched in previous years, but, for the five-year period ending in June 2004, total debt increased by 49.7% whereas gross product increased by 21.4%. With the issuance of $550 million for fiscal year 2005 and additional issuance expected to close the projected budget deficit for fiscal year 2006, the gap may widen further.

Annual real gross product growth of 3% or greater took place from 1998-2000, but slowed to 1.5% in 2001 and contracted by 0.3% in 2002. For 2003 real gross product grew by 1.9% and is believed to have expanded by 2.9% in 2004. The forecast for growth in 2005 is 2.7%. Growth can be attributed to a favorable and strong relationship with the United States, continuing economic development programs that are restructuring the economy, and increases in the level of federal transfers. The Commonwealth is vulnerable to an economic downturn in the U.S. because of its tight linkage to the mainland—49% of all imports were from and 86% of all exports were to the mainland in 2003. Manufacturing, especially of pharmaceuticals, is very important, as it accounts for 42% of gross domestic product and 12% of employment. Services, including tourism, are second, representing 39% of gross domestic product and 51% of employment. Total employment in the manufacturing sector has decreased by more than 27,000 since 2000 while manufacturing output expanded suggesting strong improvements in productivity. Most of the job losses were in the more labor-intensive industries such as textiles, tuna canning, and leather products. Overall, manufacturing jobs fell by less than 1% in 2004 after falling 4.2% in 2003 and 6.4% in 2002. Numbers for 2004 appear to be slightly better than 2003 as total payrolls grew 1.1% with government employment up 1.7% and private sector employment flat.

As mentioned above, tourism is very important to the Commonwealth. San Juan is the largest homeport for cruise ships in the Caribbean and the fourth largest in the world. Visitors` expenditures were 5.7% of gross product in 2003, 5.5% in 2002, and 4.0% in 2001. The prominence of tourism represents another risk factor, though. After the September 11 tragedy, hotel occupancy rates fell to 64% from 70% in 2001. The sector seemed to recover in 2003 after a poor 2002. Rooms rented rose 9.1% in 2003 after a 5% loss in 2002, hotel occupancy rose to 68% from 64% in 2002 in spite of a room count that keeps rising by 3-4% per year, and total visitors increased in 2003 by 2.9% after falling in 2002 by 11%.

The Commonwealth`s economy is also vulnerable to oil prices since about 70% of its energy generating capacity is oil-fired even after the recent completion of a natural gas plant and a coal-fired facility. Current high prices for oil will undoubtedly have a negative impact on the Commonwealth`s realized growth.

For many years, U.S. companies operating in Puerto Rico were eligible to receive a special tax credit available under Section 936 of the federal tax code. Section 936 entitled certain corporations to credit income derived from business activities in the Commonwealth against their United States corporate income tax and spurred significant expansion in capital intensive manufacturing, particularly large pharmaceutical firms. Federal tax legislation passed in 1993 and 1996 decreased the tax benefits and eliminate them altogether in the 2006 tax year. While the final impact of the phaseouts over the short and long term is impossible to forecast, preliminary indications are that large pharmaceutical did not exit, and that over 80 firms have taken advantage of the Commonwealth`s replacement tax incentives.

The Commonwealth and the United States are tied to each other politically as well as economically. The Commonwealth came under U.S. sovereignty pursuant to the Treaty of Paris signed in 1898, which ended the Spanish-American War. Puerto Ricans have been citizens of the U.S. since 1917. Since 1952, Puerto Ricans have had their own constitution, approved in a special referendum by the people of Puerto Rico and by the U.S. Congress and President. The future political status of the Commonwealth within the United States remains unclear, though. The U.S. House of Representatives voted in March 1998 in favor of a political status act and Puerto Rico held a referendum later that year to determine whether it would preserve its Commonwealth status or transition to becoming a state, but, of the voting options available, a majority of voters opted for the choice labeled "None of the Above."

INVESTMENT PROGRAM

Types of Securities

Set forth below is additional information about certain of the investments described in the funds` prospectuses.

Hybrid Instruments

Hybrid instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "hybrid instruments"). Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities (collectively "underlying assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the funds may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the funds could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the funds the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and the funds could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instruments.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply of and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the funds would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Illiquid or Restricted Securities

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the funds` Boards. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the funds should be in a position where more than the allowable amount of its net assets is invested in illiquid assets, including restricted securities, the funds will take appropriate steps to protect liquidity.

Notwithstanding the above, the funds may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The liquidity of these securities is monitored based on a variety of factors.

Debt Securities

U.S. Government Obligations  Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

U.S. Government Agency Securities  Issued or guaranteed by U.S. government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association ("Fannie Mae" or "FNMA"), Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the U.S. Treasury.

Bank Obligations  Certificates of deposit, banker`s acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A banker`s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The funds may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

Savings and Loan Obligations  Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

Supranational Agencies  Securities of certain supranational entities, such as the International Development Bank.

Corporate Debt Securities  Outstanding corporate debt securities (e.g., bonds and debentures). Corporate notes may have fixed, variable, or floating rates.

Short-Term Corporate Debt Securities Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Commercial Paper and Commercial Notes  Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates and may contain options, exercisable by either the buyer or the seller, that extend or shorten the maturity of the note.

Foreign Government Securities  Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

Funding Agreements Obligations of indebtedness negotiated privately between the funds and an insurance company. Often such instruments will have maturities with unconditional put features, exercisable by the funds, requiring return of principal within one year or less.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Inflation-Linked Securities

Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. TIPS, or Treasury inflation-protected securities, are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount and the inflation component is reflected in the nominal coupon.

Inflation-protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund.

Mortgage-Related Securities

Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the funds. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities` weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the funds. This principal is returned to the funds at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market`s perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

U.S. Government Agency Mortgage-Backed Securities These are obligations issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA, the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality`s right to borrow from the U.S. Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.

GNMA Certificates GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen`s Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

FNMA Certificates FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by FNMA. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

FHLMC Certificates FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended ("FHLMC Act"). FHLMC Certificates represent a pro-rata interest in a group of mortgage loans purchased by FHLMC. FHLMC guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of FHLMC are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

FAMC Certificates FAMC is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). FAMC was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. FAMC provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate. Similar to FNMA and FHLMC, FAMC Certificates are not supported by the full faith and credit of the U.S. government; rather, FAMC may borrow from the U.S. Treasury to meet its guaranty obligations.

As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security is the principal investment risk for a purchaser of such securities, like the funds. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats GNMA Certificates as 30-year securities which prepay in full in the 12th year. FNMA and FHLMC Certificates may have differing prepayment characteristics.

Fixed-rate mortgage-backed securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA, and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium or a discount from the face value of the certificate).

Monthly distributions of interest, as contrasted to semiannual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages which back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.

Collateralized Mortgage Obligations ("CMOs") CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such a CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives.

In recent years, new types of CMO tranches have evolved. These include floating-rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

U.S. Government Agency Multi-Class Pass-Through Securities Unlike CMOs, U.S. Government Agency Multi-Class Pass-Through Securities, which include FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.

Multi-Class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations, or other financial institutions. Unlike GNMA, FNMA, and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

Privately Issued Mortgage-Backed Certificates These are pass-through certificates issued by nongovernmental issuers. Pools of conventional residential or commercial mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurance, or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the funds` quality standards. The funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the funds` quality standards.

Stripped Mortgage-Backed Securities These instruments are a type of potentially high-risk derivative. They represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. Interest only securities ("IOs") receive the interest portion of the cash flow while principal only securities ("POs") receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped Mortgage-Backed Securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the funds.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, investors may fail to fully recoup their initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

The staff of the SEC has advised the funds that it believes the funds should treat IOs and POs, other than government-issued IOs or POs backed by fixed-rate mortgages, as illiquid securities and, accordingly, limit their investments in such securities, together with all other illiquid securities, to 15% of the funds` net assets. Under the staff`s position, the determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made on a case by case basis under guidelines and standards established by the funds` Boards. The funds` Boards have delegated to T. Rowe Price the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue`s structure, including the number of tranches; and size of the issue and the number of dealers who make a market in the IO or PO.

Adjustable Rate Mortgage Securities ("ARMs") ARMs, like fixed-rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed-rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the funds to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed-rate mortgage securities. ARM securities are a less effective means of locking in long-term rates than fixed-rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

Other Mortgage-Related Securities Governmental, government-related, or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment manager will, consistent with the funds` objectives, policies, and quality standards, consider making investments in such new types of securities.

Asset-Backed Securities

Background  The asset-backed securities (ABS) market has been one of the fastest growing sectors of the U.S. fixed-income market since its inception in late 1985. Although initial ABS transactions were backed by auto loans and credit card receivables, today`s market has evolved to include a variety of asset types including home equity loans, student loans, equipment leases, stranded utility costs, and collateralized bond/loan obligations. For investors, securitization typically provides an opportunity to invest in high-quality securities with higher credit ratings and less downgrade/event risk than corporate bonds. Unlike mortgages, prepayments on ABS collateral are less sensitive to changes in interest rates. They can also be structured into classes that meet the market`s demand for various maturities and credit quality.

Structure  Asset-backed securities are bonds that represent an ownership interest in a pool of receivables sold by originators into a special purpose vehicle (SPV). The collateral types can vary, so long as they are secured by homogeneous assets with relatively predictable cash flows. Assets that are transferred through a sale to a special purpose vehicle are legally separated from those of the seller/servicer, which insulates investors from bankruptcy or other event risk associated with the seller/servicer of those assets. Most senior tranches of ABS are structured to a triple-A rated level through credit enhancement, however, ABS credit ratings range from AAA to non-investment-grade. Many ABS transactions are structured to include payout events/performance triggers which provide added protection against deteriorating credit quality.

ABS structures are generally categorized by two distinct types of collateral. Amortizing assets (such as home equity loans, auto loans, and equipment leases) typically pass through principal and interest payments directly to investors, while revolving assets (such as credit card receivables, home equity lines of credit, and dealer floor-plan loans) typically reinvest principal and interest payments in new collateral for a specified period of time. The majority of amortizing transactions are structured as straight sequential-pay transactions. In these structures, all principal amortization and prepayments are directed to the shortest maturity class until it is retired, then to the next shortest class and so on. The majority of revolving assets are structured as bullets, whereby investors receive periodic interest payments and only one final payment of principal at maturity.

Underlying Assets  The asset-backed securities that may be purchased include securities backed by pools of mortgage-related receivables known as home equity loans, or of consumer receivables such as automobile loans or credit card loans. Other types of ABS may also be purchased. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield and return on any asset-backed security is difficult to predict with precision and actual return or yield to maturity may be more or less than the anticipated return or yield to maturity.

Methods of Allocating Cash Flows  While some asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future.

The funds may invest in such asset-backed securities if the investment is otherwise consistent with the fund`s investment objectives, policies, and restrictions.

Types of Credit Support  Asset-backed securities are typically backed by a pool of assets representing the obligations of a diversified pool of numerous obligors. To lessen the effect of failures by obligors on the ability of underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained from third parties, "external credit enhancement", through various means of structuring the transaction, "internal credit enhancement", or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include:

Excess Spread  Typically the first layer of protection against losses, equal to the cash flow from the underlying receivables remaining after deducting the sum of the investor coupon, servicing fees, and losses.

Subordination  Interest and principal that would have otherwise been distributed to a subordinate class is used to support the more senior classes. This feature is intended to enhance the likelihood that the holder of the senior class certificate will receive regular payments of interest and principal. Subordinate classes have a greater risk of loss than senior classes.

Reserve Funds  Cash that is deposited and/or captured in a designated account that may be used to cover any shortfalls in principal, interest, or servicing fees.

Overcollateralization  A form of credit enhancement whereby the principal amount of collateral used to secure a given transaction exceeds the principal of the securities issued. Overcollateralization can be created at the time of issuance or may build over time.

Surety Bonds  Typically consist of third party guarantees to irrevocably and unconditionally make timely payments of interest and ultimate repayment of principal in the event there are insufficient cash flows from the underlying collateral.

The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Depending upon the type of assets securitized, historical information on credit risk and prepayment rates may be limited or even unavailable. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. There is no guarantee that the amount of any type of credit enhancement available will be sufficient to protect against future losses on the underlying collateral.

Some of the specific types of ABS that the funds may invest in include the following.

Home Equity Loans  These ABS typically are backed by pools of mortgage loans made to subprime borrowers or borrowers with blemished credit histories. The underwriting standards for these loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrower`s credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan.

As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. Furthermore, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner.

With respect to first lien mortgage loans, the underwriting standards do not prohibit a mortgagor from obtaining, at the time of origination of the originator`s first lien mortgage loan, additional financing which is subordinate to that first lien mortgage loan, which subordinate financing would reduce the equity the mortgagor would otherwise appear to have in the related mortgaged property as indicated in the loan-to-value ratio.

Risk regarding mortgage rates

The pass-through rates on the adjustable-rate certificates may adjust monthly and are generally based on one-month LIBOR. The mortgage rates on the mortgage loans are either fixed or adjusted semiannually based on six-month LIBOR, which is referred to as a mortgage index. Because the mortgage index may respond to various economic and market factors different than those affecting one-month LIBOR, there is not necessarily a correlation in the movement between the interest rates on those mortgage loans and the pass-through rates of the adjustable rate certificates. As a result, the interest payable on the related interest-bearing certificates may be reduced because of the imposition of a pass-through rate cap called the "net rate cap".

Yield and reinvestment could be adversely affected by unpredictability of prepayments

No one can accurately predict the level of prepayments that an asset-backed mortgage pool may experience. Factors which influence prepayment behavior include general economic conditions, the level of prevailing interest rates, the availability of alternative financing, the applicability of prepayment charges, and homeowner mobility. Reinvestment risk results from a faster or slower rate of principal payments than expected. A rising interest rate environment and the resulting slowing of prepayments could result in greater volatility of these securities. A falling interest rate environment and the resulting increase in prepayments could require reinvestment in lower yielding securities.

Credit Card Backed Securities  These ABS are backed by revolving pools of credit card receivables. Due to the revolving nature of these assets, the credit quality could change over time. Unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder and payments by cardholders are the primary source of payment on these securities. The revolving nature of these card accounts generally provides for monthly payments to the trust. In order to issue securities with longer dated maturities, most Credit Card Backed Securities are issued with an initial "revolving" period during which collections are reinvested in new receivables. The revolving period may be shortened upon the occurrence of specified events which may signal a potential deterioration in the quality of the assets backing the security.

Automobile Loans  These ABS are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles. These securities are primarily discrete pools of assets which pay down over the life of the ABS. The securities are not obligations of the seller of the vehicle, or servicer of the loans. The primary source of funds for payments on the securities comes from payment on the underlying trust receivables as well as from credit support.

Real Estate and Real Estate Investment Trusts ("REITs")

Investments in REITs may experience many of the same risks involved with investing in real estate directly. These risks include: declines in real estate values, risks related to local or general economic conditions, particularly lack of demand, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, heavy cash flow dependency, possible lack of availability of mortgage funds, obsolescence, losses due to natural disasters, condemnation of properties, regulatory limitations on rents and fluctuations in rental income, variations in market rental rates, and possible environmental liabilities. REITs may own real estate properties (Equity REITs) and be subject to these risks directly, or may make or purchase mortgages (Mortgage REITs) and be subject to these risks indirectly through underlying construction, development, and long-term mortgage loans that may default or have payment problems.

Equity REITs can be affected by rising interest rates that may cause investors to demand a high annual yield from future distributions which, in turn, could decrease the market prices for the REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Since many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the funds invest to decline.

Mortgage REITs may hold mortgages that the mortgagors elect to prepay during periods of declining interest rates, which may diminish the yield on such REITs. In addition, borrowers may not be able to repay mortgages when due, which could have a negative effect on the funds.

Some REITs have relatively small market capitalizations which could increase their volatility. REITs tend to be dependent upon specialized management skills and have limited diversification so they are subject to risks inherent in operating and financing a limited number of properties. In addition, when the funds invest in REITs, a shareholder will bear his proportionate share of fund expenses and indirectly bear similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, both Equity and Mortgage REITs are subject to the risks of failing to qualify for tax-free status of income under the Code or failing to maintain exemption from the 1940 Act.

Collateralized Bond or Loan Obligations

Collateralized Bond Obligations ("CBOs") are bonds collateralized by corporate bonds, mortgages, or asset-backed securities and Collateralized Loan Obligations ("CLOs") are bonds collateralized by bank loans. CBOs and CLOs are structured into tranches, and payments are allocated such that each tranche has a predictable cash flow stream and average life. CBOs are fairly recent entrants to the fixed-income market. Most CBOs issued to date have been collateralized by high-yield bonds or loans, with heavy credit enhancement.

Loan Participations and Assignments

Loan participations and assignments (collectively "participations") will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts, and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries which is referred to as Loans to Developing Countries debt ("LDC debt"). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. The loans underlying such participations may be secured or unsecured, and the funds may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating-rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

The loan participations in which the funds will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender`s rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement, or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

There may not be a recognizable, liquid public market for loan participations. To the extent this is the case, the funds would consider the loan participation as illiquid and subject to the funds` restriction on investing no more than 15% of their net assets in illiquid securities.

Where required by applicable SEC positions, the funds will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction on diversification.

Various service fees received by the funds from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service, or loan origination). To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Code. Thus the sum of such fees plus any other nonqualifying income earned by the funds cannot exceed 10% of total income.

Trade Claims

Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection, payments on these trade claims cease and the claims are subject to compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

Over the last few years a market for the trade claims of bankrupt companies has developed. Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of both a less liquid market, a smaller universe of potential buyers, and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

As noted above, investing in trade claims does carry some unique risks which include:

Establishing the Amount of the Claim Frequently, the supplier`s estimate of its receivable will differ from the customer`s estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

Defenses to Claims The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. (Preference payments are all payments made by the debtor during the 90 days prior to the filing. These payments are presumed to have benefited the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business.) While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.

Documentation/Indemnification Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the seller`s credit.

Volatile Pricing Due to Illiquid Market There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile. Generally, it is expected that trade claims would be considered illiquid investments.

No Current Yield/Ultimate Recovery Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities. These securities may be as illiquid as the original trade claim investment.

Tax Issue Although the issue is not free from doubt, it is likely that trade claims would be treated as non-securities investments. As a result, any gains would be considered "nonqualifying" under the Code. The funds may have up to 10% of their gross income (including capital gains) derived from nonqualifying sources.

Zero-Coupon and Pay-in-Kind Bonds

A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

Pay-in-Kind ("PIK") Instruments are securities that pay interest in either cash or additional securities, at the issuer`s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the funds until the maturity or call date of the bond. The funds will nonetheless be required to distribute substantially all of this gross income each year to comply with the Internal Revenue Code, and such distributions could reduce the amount of cash available for investment by the funds.

Adjustable Rate Securities

Generally, the maturity of a security is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid or, in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, certain securities may be issued with demand features or adjustable interest rates that are reset periodically by predetermined formulas or indexes in order to minimize movements in the principal value of the investment in accordance with Rule 2a-7 under the 1940 Act. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed rate obligations. These securities may take a variety of forms, including variable rate, floating rate, and put option securities.

Variable Rate Securities Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument which is subject to a demand feature entitles the purchaser to receive the principal amount of the underlying security or securities, either (i) upon notice of no more than 30 days or (ii) at specified intervals not exceeding 397 days and upon no more than 30 days` notice, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

When-Issued Securities and Forward Commitment Contracts

The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the funds to the issuer and no interest accrues to the funds. The purchase of these securities will result in a loss if their values decline prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks. At the time the funds make the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The funds will cover these securities by maintaining cash, liquid, high-grade debt securities, or other suitable cover as permitted by the SEC with its custodian bank equal in value to its commitments for the securities during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the funds (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

To the extent the funds remain fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time they purchase these securities, there will be greater fluctuations in the funds` net asset value than if the funds did not purchase them.

Municipal Securities

Subject to the investment objectives and programs described in the prospectus and the additional investment restrictions described in this Statement of Additional Information, the funds` portfolios may consist of any combination of the various types of municipal securities described below or other types of municipal securities that may be developed. The amount of the funds` assets invested in any particular type of municipal security can be expected to vary.

The term "municipal securities" means obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, as well as certain other persons and entities, the interest from which is exempt from federal income tax. In determining the tax-exempt status of a municipal security, the funds rely on the opinion of the issuer`s bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and, as a result, the interest received by the funds from such a security might not be exempt from federal income tax.

Municipal securities are classified by maturity as notes, bonds, or adjustable rate securities.

Municipal Notes

Municipal notes generally are used to provide short-term operating or capital needs and generally have maturities of one year or less. Municipal notes include:

Tax Anticipation Notes Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use, and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes Revenue anticipation notes are issued in expectation of receipt of revenues, such as sales taxes, toll revenues, or water and sewer charges, that are used to pay off the notes.

Bond Anticipation Notes Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Tax-Exempt Commercial Paper Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Municipal Bonds Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Two additional categories of potential purchases are lease revenue bonds and prerefunded/escrowed to maturity bonds. Another type of municipal bond is referred to as an industrial development bond.

General Obligation Bonds Issuers of general obligation bonds include states, counties, cities, towns, and special districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the issuer`s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.

Revenue Bonds The principal security for a revenue bond is generally the net revenues derived from a particular facility or enterprise or, in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.

Although the principal security behind these bonds may vary, many provide additional security in the form of a mortgage or debt service reserve fund. Some authorities provide further security in the form of the state`s ability (without obligation) to make up deficiencies in the debt service reserve fund. Revenue bonds usually do not require prior voter approval before they may be issued.

Lease Revenue Bonds Municipal borrowers may also finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower`s pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and not a full faith and credit obligation of the issuer. Lease revenue bonds are generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve fund. To the extent the funds` Boards determine such securities are illiquid, they will be subject to the funds` limit on illiquid securities. There have also been certain legal challenges to the use of lease revenue bonds in various states.

The liquidity of such securities will be determined based on a variety of factors which may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) the rating assigned to the obligation by an established rating agency or T. Rowe Price.

Prerefunded/Escrowed to Maturity Bonds Certain municipal bonds have been refunded with a later bond issue from the same issuer. The proceeds from the later issue are used to defease the original issue. In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become "prerefunded" or "escrowed to maturity" and are considered high-quality investments. While still tax-exempt, the security is the proceeds of the escrow account. To the extent permitted by the SEC and the Internal Revenue Service, a fund`s investment in such securities refunded with U.S. Treasury securities will, for purposes of diversification rules applicable to the funds, be considered an investment in U.S. Treasury securities.

Private Activity Bonds Under current tax law, all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads. Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.

The tax code currently provides exemptions for certain private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds, and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. Some, but not all, private activity bonds are subject to alternative minimum tax.

Industrial Development Bonds Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility`s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Participation Interests The funds may purchase from third parties participation interests in all or part of specific holdings of municipal securities. The purchase may take different forms: in the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third party (such as a trust, broker, or bank) for a predetermined price of par at stated intervals. The seller may receive a fee from the funds in connection with the arrangement.

In the case of longer-term bonds, the funds may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third party.

The funds will not purchase participation interests unless a satisfactory opinion of counsel or ruling of the Internal Revenue Service has been issued that the interest earned from the municipal securities on which the funds hold participation interests is exempt from federal income tax to the funds. However, there is no guarantee the IRS would treat such interest income as tax-exempt.

When-Issued Securities

New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The funds will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the funds may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. The funds will maintain cash, high-grade marketable debt securities, or other suitable cover with its custodian bank equal in value to commitments for when-issued securities. Such securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in the funds` portfolios are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the funds remain fully invested or almost fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in their net asset value than if they solely set aside cash to pay for when-issued securities. In the case of the money funds, this could increase the possibility that the market value of the funds` assets could vary from $1.00 per share. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income tax. When the time comes to pay for when-issued securities, the funds will meet their obligations from then-available cash flow, sale of securities, or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed by the funds upon notice to shareholders.

Residual Interest Bonds are a type of high-risk derivative. The funds may purchase municipal bond issues that are structured as two-part, residual interest bond and variable rate security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the variable rate securities will be determined by an index or auction process held approximately every seven to 35 days while the bondholders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, 7- to 35-day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short-term versus long-term rates) and consequent income flows.

Unlike many adjustable rate securities, residual interest bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums or be at deep discounts. This is a relatively new product in the municipal market with limited liquidity to date.

The funds may invest in other types of derivative instruments as they become available.

For the purpose of the funds` investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by T. Rowe Price, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such securities.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Forwards

In some cases, the funds may purchase bonds on a when-issued basis with longer-than-standard settlement dates, in some cases exceeding one to two years. In such cases, the funds must execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash internally to meet that forward commitment. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds, and limited liquidity for the buyer to sell the escrow receipts during the when-issued period.

New Income and Short-Term Bond Funds

Industry Concentration

When the market for corporate debt securities is dominated by issues in the gas utility, gas transmission utility, electric utility, telephone utility, or petroleum industry, the funds will as a matter of fundamental policy concentrate 25% or more, but not more than 50%, of their total assets, in any one such industry, if the funds have cash for such investment (i.e., the funds will not sell portfolio securities to raise cash) and, if in T. Rowe Price`s judgment, the return available and the marketability, quality, and availability of the debt securities of such industry justifies such concentration in light of the funds` investment objectives. Domination would exist with respect to any one such industry, when, in the preceding 30-day period, more than 25% of all new-issue corporate debt offerings (within the four highest grades of Moody`s or S&P`s and with maturities of 10 years or less) of $25,000,000 or more consisted of issues in such industry. Although the funds will normally purchase corporate debt securities in the secondary market as opposed to new offerings, T. Rowe Price believes that the new issue-based dominance standard, as defined above, is appropriate because it is easily determined and represents an accurate correlation to the secondary market. Investors should understand that concentration in any industry may result in increased risk. Investments in any of these industries may be affected by environmental conditions, energy conservation programs, fuel shortages, difficulty in obtaining adequate return on capital in financing operations and large construction programs, and the ability of the capital markets to absorb debt issues. In addition, it is possible that the public service commissions which have jurisdiction over these industries may not grant future increases in rates sufficient to offset increases in operating expenses. These industries also face numerous legislative and regulatory uncertainties at both federal and state government levels. Management believes that any risk to the funds which might result from concentration in any industry will be minimized by the funds` practice of diversifying their investments in other respects. The funds` policy with respect to industry concentration is a fundamental policy. (For investment restriction on industry concentration, see "Investment Restrictions").

Money Funds

Determination of Maturity of Money Market Securities

The funds may only purchase securities which at the time of investment have remaining maturities of 397 calendar days or less. The other funds may also purchase money market securities. In determining the maturity of money market securities, funds will follow the provisions of Rule 2a-7 under the 1940 Act.

Prime Reserve, Summit Cash Reserves, and TRP Reserve Investment Funds

First Tier Money Market Securities Defined

At least 95% of the funds` total assets will be maintained in first tier money market securities. First tier money market securities are those which are described as First Tier Securities under Rule 2a-7 of the 1940 Act. These include any security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class that is comparable in priority and security with the security) by any two nationally recognized statistical rating organizations (or if only one NRSRO has issued a rating, that NRSRO) in the highest rating category for short-term debt obligations (within which there may be sub-categories). First Tier Securities also include unrated securities comparable in quality to rated securities, as determined by T. Rowe Price pursuant to written guidelines established in accordance with Rule 2a-7 under the 1940 Act under the supervision of the funds` Boards.

PORTFOLIO MANAGEMENT PRACTICES

Swap Agreements

A number of the funds may enter into interest rate, index, total return, credit, and, to the extent they may invest in foreign currency-denominated securities, currency rate swap agreements. The funds may also enter into options on swap agreements ("swap options") on the types of swaps listed above.

Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment, index, or currency. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The funds may write (sell) and purchase put and call swap options.

One example of the use of swaps within the funds may be to manage the interest rate sensitivity of the funds. The funds might receive or pay a fixed-rate interest rate of a particular maturity and pay or receive a floating rate in order to increase or decrease the duration of the funds. Or, the funds may buy or sell swap options to effect the same result. The funds may also replicate a security by selling it, placing the proceeds in cash deposits, and receiving a fixed rate in the swap market.

Another example is the use of credit default swaps to buy or sell credit protection. A default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default event(s). The funds may enhance income by selling protection or protect credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the default swap market. The credit protection market is still relatively new and should be considered illiquid.

Most swap agreements entered into by the funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the funds` current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The funds` current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the funds) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by T. Rowe Price.

The use of swap agreements by the funds entails certain risks. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the funds. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the funds. Credit default swaps could result in losses if the funds do not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

The funds will generally incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the funds purchase a swap option it risks losing only the amount of the premium they have paid should they decide to let the option expire unexercised. However, when the funds write a swap option they will become obligated, upon exercise of the option, according to the terms of the underlying agreement.

Because swaps are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the funds` ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Lending of Portfolio Securities

Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under the funds` investment program. The collateral, in turn, is invested in short-term securities. While the securities are being lent, the funds making the loan will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Normally, the funds employ an agent to implement their securities lending program and the agent receives a fee from the funds for its services. The funds have a right to call each loan and obtain the securities within such period of time that coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The funds will not have the right to vote on securities while they are being lent, but they may call a loan in anticipation of any important vote, when practical. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible default by the borrower, delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral, should the borrower fail financially. Loans will be made only to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk. Additionally, the funds bear the risk that the reinvestment of collateral will result in a principal loss. Finally, there is also the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value.

Interfund Borrowing and Lending

The funds are parties to an exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits them to borrow money from and/or lend money to other funds in the T. Rowe Price complex. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Price Funds.

Repurchase Agreements

The funds may enter into a repurchase agreement through which an investor (such as the funds) purchases securities (known as the "underlying security") from well-established securities dealers or banks that are members of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price`s approved list. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements, which do not provide for payment within seven days, will be treated as illiquid securities. The funds will enter into repurchase agreements only where (1) the underlying securities are of the type (excluding maturity limitations) which the funds` investment guidelines would allow them to purchase directly, (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the funds could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the funds seek to enforce their rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing their rights.

Reverse Repurchase Agreements

Although the funds have no current intention of engaging in reverse repurchase agreements, they reserve the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the funds, subject to Investment Restriction (1). (See "Investment Restrictions.")

Money Market Reserves

The funds may invest their cash reserves primarily in one or more money market funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price. Currently, two such money market funds are in operation: T. Rowe Price Government Reserve Investment Fund ("GRF") and T. Rowe Price Reserve Investment Fund ("RIF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an exemptive order issued by the SEC.

Both funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating.

GRF and RIF provide a very efficient means of managing the cash reserves of the funds. While neither GRF nor RIF pays an advisory fee to T. Rowe Price, they will incur other expenses. However, GRF and RIF are expected by T. Rowe Price to operate at very low expense ratios. The funds will only invest in GRF or RIF to the extent it is consistent with their investment objectives and programs.

Neither fund is insured or guaranteed by the FDIC or any other government agency. Although the funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in them.

High Yield and Institutional High Yield Funds

Short Sales

The funds may make short sales for hedging purposes to protect them against companies whose credit is deteriorating. Short sales are transactions in which the funds sell a security they do not own in anticipation of a decline in the market value of that security. The funds` short sales would be limited to situations where the funds own a debt security of a company and would sell short the common or preferred stock or another debt security at a different level of the capital structure of the same company. No securities will be sold short if, after the effect is given to any such short sale, the total market value of all securities sold short would exceed 2% of the value of the funds` net assets.

To complete a short-sale transaction, the funds must borrow the security to make delivery to the buyer. The funds then are obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the funds are required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the funds also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the funds replace a borrowed security in connection with a short sale, the funds will: (a) maintain daily a segregated account, containing cash, U.S. government securities, or other suitable cover as permitted by the SEC, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

The funds will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the funds replace the borrowed security. The funds will realize a gain if the security sold short declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends, or interest the funds may be required to pay in connection with a short sale. Any gain or loss on the security sold short would be separate from a gain or loss on the funds` security being hedged by the short sale.

The Taxpayer Relief Act of 1997 requires a mutual fund to recognize gain upon entering into a constructive sale of stock, a partnership interest, or certain debt positions occurring after June 8, 1997. A constructive sale is deemed to occur if the funds enter into a short sale, an offsetting notional principal contract, or a futures or forward contract which is substantially identical to the appreciated position. Some of the transactions in which the funds are permitted to invest may cause certain appreciated positions in securities held by the funds to qualify as a "constructive sale," in which case it would be treated as sold and the resulting gain subjected to tax or, in the case of a mutual fund, distributed to shareholders. If this were to occur, the funds would be required to distribute such gains even though it would receive no cash until the later sale of the security. Such distributions could reduce the amount of cash available for investment by the funds. Because these rules do not apply to "straight" debt transactions, it is not anticipated that they will have a significant impact on the funds; however, the effect cannot be determined until the issuance of clarifying regulations.

All funds

Warrants

Warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Options

Options are a type of potentially high-risk derivative. The funds have no current intention of investing in options on securities, although they reserve the right to do so. Appropriate disclosure would be added to each funds` prospectus and this Statement of Additional Information when and if the funds decide to invest in options.

Writing Covered Call Options

The funds may write (sell) American or European style "covered" call options and purchase options to close out options previously written. In writing covered call options, the funds expect to generate additional premium income, which should serve to enhance the funds` total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price`s opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the funds.

A call option gives the holder (buyer) the right to purchase, and the writer (seller) has the obligation to sell, a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

The funds generally will write only covered call options. This means that the funds will either own the security or currency subject to the option or an option to purchase the same underlying security or currency having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the funds will write a call option that is not covered as indicated above but where the funds will establish and maintain, with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC, having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the funds to the risks of writing uncovered options.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the funds` investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the funds generally will not do) but capable of enhancing the funds` total return. When writing a covered call option, the funds, in return for the premium, give up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retain the risk of loss should the price of the security or currency decline. Unlike one that owns securities or currencies not subject to an option, the funds have no control over when they may be required to sell the underlying securities or currencies, since they may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option the funds have written expires, the funds will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the funds will realize a gain or loss from the sale of the underlying security or currency. The funds do not consider a security or currency covered by a call to be "pledged" as that term is used in the funds` policy, which limits the pledging or mortgaging of assets. If the fund writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the funds` loss could be significant.

The premium received is the market value of an option. The premium the funds will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the funds for writing covered call options will be recorded as a liability of the funds. This liability will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset values per share of the funds are computed (close of the New York Stock Exchange) or, in the absence of such sale, the mean of closing bid and ask prices. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the funds to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the funds desire to sell a particular security or currency from their portfolios on which they have written a call option, or purchased a put option, they will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the funds will be able to effect such closing transactions at favorable prices. If the funds cannot enter into such a transaction, they may be required to hold a security or currency that they might otherwise have sold. When the funds write a covered call option, they run the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the funds will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the funds may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from their portfolios. In such cases, additional costs may be incurred.

The funds will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the funds.

The funds will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the funds` total assets. In calculating the 25% limit, the funds will offset the value of securities underlying purchased calls and puts on identical securities or currencies with identical maturity dates.

Writing Covered Put Options

The funds may write American or European style covered put options and purchase options to close out options previously written by the funds. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The funds would write put options only on a covered basis. This means that the funds would maintain, in a segregated account, cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price. Alternatively, the funds will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

The funds would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the funds` portfolios at a price lower than the current market price of the security or currency. In such event the funds would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the funds would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price, less the premiums received. Such a decline could be substantial and result in a significant loss to the funds. In addition, the funds, because they do not own the specific securities or currencies which they may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

The funds will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the funds` total assets. In calculating the 25% limit, the funds will offset the value of securities underlying purchased puts and calls on identical securities or currencies with identical maturity dates.

The premium received by the funds for writing covered put options will be recorded as a liability of the funds. This liability will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the funds is computed (close of the New York Stock Exchange), or, in the absence of such sale, the mean of the closing bid and ask prices.

Purchasing Put Options

The funds may purchase American or European style put options. As the holder of a put option, the funds have the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The funds may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The funds may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of their securities or currencies. An example of such use of put options is provided next.

The funds may purchase a put option on an underlying security or currency (a "protective put") owned by the funds as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the funds, as holder of the put option, are able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security`s market price or currency`s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The funds may also purchase put options at a time when they do not own the underlying security or currency. By purchasing put options on a security or currency they do not own, the funds seek to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the funds will lose their entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The funds will not commit more than 5% of total assets to premiums when purchasing put options. The premium paid by the funds when purchasing a put option will be recorded as an asset of the funds in the portfolio of investments. This asset will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset values per share of the funds are computed (close of New York Stock Exchange) or, in the absence of such sale, the mean of closing bid and ask prices. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

Purchasing Call Options

The funds may purchase American or European style call options. As the holder of a call option, the funds have the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The funds may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The funds may purchase call options for the purpose of increasing their current return or avoiding tax consequences which could reduce their current return. The funds may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

Call options may be purchased by the funds for the purpose of acquiring the underlying securities or currencies for their portfolios. Utilized in this fashion, the purchase of call options enables the funds to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the funds in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as the funds hold such a call option, rather than the underlying security or currency itself, the funds are partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The funds may also purchase call options on underlying securities or currencies they own in order to protect unrealized gains on call options previously written by them. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

The funds will not commit more than 5% of total assets to premiums when purchasing call and put options. The premium paid by the funds when purchasing a call option will be recorded as an asset of the funds in the portfolio of investments. This asset will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset values per share of the funds are computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices.

Dealer (Over-the-Counter) Options

The funds may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the funds would look to a clearing corporation to exercise exchange-traded options, if the funds were to purchase a dealer option, they would rely on the dealer from whom they purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the funds as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market, while dealer options have none. Consequently, the funds will generally be able to realize the value of a dealer option they have purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the funds write a dealer option, they generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the funds originally wrote the option. While the funds will seek to enter into dealer options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the funds, there can be no assurance that the funds will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the funds, as a covered dealer call option writer, are able to effect a closing purchase transaction, they will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the counter-party, the funds may be unable to liquidate a dealer option. With respect to options written by the funds, the inability to enter into a closing transaction may result in material losses to the funds. For example, since the funds must maintain a secured position with respect to any call option on a security they write, the funds may not sell the assets they have segregated to secure the position while they are obligated under the option. This requirement may impair a fund`s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

The staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The funds may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the funds may repurchase the OTC option they have written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Interest Rate Transactions

Interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors, may be used to preserve a return or spread on a particular investment or portion of a portfolio, to create synthetic securities, or to structure transactions designed for other purposes.

Interest rate swaps involve the exchange by the funds with third parties of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor. In circumstances in which T. Rowe Price anticipates that interest rates will decline, the funds might, for example, enter into an interest rate swap as the floating rate payor. In the case where the funds purchase such an interest rate swap, if the floating rate payments fell below the level of the fixed-rate payment set in the swap agreement, the funds` counterparties would pay the funds` amounts equal to interest computed at the difference between the fixed and floating rates over the national principal amount. Such payments would offset or partially offset the decrease in the payments the funds would receive in respect of floating-rate assets being hedged. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the funds would receive payments from the counterparties which would wholly or partially offset the decrease in the payments they would receive in respect of the financial instruments being hedged.

The funds will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the funds receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the funds` obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in an account by the funds` custodian. If the funds enter into an interest rate swap on other than a net basis, the funds would maintain an account in the full amount accrued on a daily basis of the funds` obligations with respect to the swap. To the extent the funds sell (i.e., write) caps and floors, they will maintain in an account cash or high-quality liquid debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the funds` obligations with respect to any caps or floors. The funds will not enter into any interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated at least A by S&P. T. Rowe Price will monitor the creditworthiness of counterparties on an ongoing basis. If there is a default by the other parties to such a transaction, the funds will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. T. Rowe Price has determined that, as a result, the swap market has become relatively liquid. The funds may enter into interest rate swaps only with respect to positions held in their portfolios. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the funds are contractually obligated to make. If the other parties to interest rate swaps default, the funds` risk of loss consists of the net amount of interest payments that the funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the funds expect to achieve an acceptable degree of correlation between their right to receive interest on loan interests and their right and obligation to receive and pay interest pursuant to interest rate swaps.

The aggregate purchase price of caps and floors held by the funds may not exceed 10% of total assets. The funds may sell (i.e., write) caps and floors without limitation, subject to the account coverage requirement described above.

Spread Option Transactions

The funds may purchase from and sell to securities dealers covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the funds the right to put, or sell, a security that they own at a fixed-dollar spread or fixed-yield spread in relationship to another security that the funds do not own, but which is used as a benchmark. The risk to the funds in purchasing covered spread options is the cost of the premium paid for the spread options and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the funds against adverse changes in prevailing credit-quality spreads, i.e., the yield spread between high-quality and lower-quality securities. Such protection is only provided during the life of the spread option. The security covering the spread option will be maintained in a segregated account by the funds` custodian. The funds do not consider a security covered by a spread option to be "pledged" as that term is used in the funds` policy limiting the pledging or mortgaging of their assets. The funds may also buy and sell uncovered spread options. Such options would be used for the same purposes and be subject to similar risks as covered spread options. However, in an uncovered spread option, the funds would not own either of the securities involved in the spread.

Futures Contracts

Futures contracts are a type of potentially high-risk derivative.

Transactions in Futures

The funds may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the funds. Interest rate or currency futures can be sold as an offset against the effect of expected increases in interest rates or currency exchange rates and purchased as an offset against the effect of expected declines in interest rates or currency exchange rates.

Futures can also be used as an efficient means of regulating the funds` exposure to the market.

Index Funds may only enter into futures contracts that are appropriate for their investment programs to provide an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, or to reduce transaction costs. They will not use futures for hedging purposes. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

Stock index futures contracts may be used to provide a hedge for a portion of the funds` portfolios, as a cash management tool, or as an efficient way to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The funds may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the funds` portfolios successfully, the funds must sell futures contracts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the funds` portfolio securities.

The funds will enter into futures contracts that are traded on national (or foreign) futures exchanges and are standardized as to maturity date and underlying financial instrument. A public market exists in futures contracts covering various taxable fixed-income securities as well as municipal bonds. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the funds` objectives in these areas.

Regulatory Limitations

If the funds purchase or sell futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the funds after taking into account unrealized profits and unrealized losses on any such contracts they have entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Boards without a shareholder vote and does not limit the percentage of the funds` assets at risk to 5%.

In instances involving the purchase of futures contracts or the writing of call or put options thereon by the funds, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the funds to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the funds` assets to cover or identified accounts could impede portfolio management or the funds` ability to meet redemption requests or other current obligations.

If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the funds would comply with such new restrictions.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the funds purchase or sell a security, no price would be paid or received by the funds upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the funds` open positions in futures contracts, the funds would be required to deposit with their custodian in a segregated account in the name of the futures broker an amount of cash or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

Financial futures are valued daily at closing settlement prices. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require a payment by the funds ("variation margin") to restore the margin account to the amount of the initial margin.

Subsequent payments ("mark-to-market payments") to and from the futures broker are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable. If the value of the open futures position increases in the case of a sale or decreases in the case of a purchase, the funds will pay the amount of the daily change in value to the broker. However, if the value of the open futures position decreases in the case of a sale or increases in the case of a purchase, the broker will pay the amount of the daily change in value to the funds.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the funds realize a gain; if it is more, the funds realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the funds realize a gain; if it is less, the funds realize a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the funds are not able to enter into an offsetting transaction, the funds will continue to be required to maintain the margin deposits on the futures contract.

As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the funds.

Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset (as adjusted by a multiplier) at the time the stock index futures contract expires.

For example, the S&P 500 Stock Index is made up of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the index, and the index fluctuates with changes in the market values of those common stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the funds will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the funds enter into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the funds will gain $1,000 (250 units x gain of $4). If the funds enter into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the funds will lose $500 (250 units x loss of $2).

It is possible that hedging activities of funds investing in municipal securities will occur primarily through the use of municipal bond index futures contracts since the uniqueness of that index contract should better correlate with the portfolio and thereby be more effective. However, there may be times when it is deemed in the best interest of shareholders to engage in the use of U.S. Treasury bond futures, and the funds reserve the right to use U.S. Treasury bond futures at any time. Use of these futures could occur, as an example, when both the U.S. Treasury bond contract and municipal bond index futures contract are correlating well with municipal bond prices, but the U.S. Treasury bond contract is trading at a more advantageous price making the hedge less expensive with the U.S. Treasury bond contract than would be obtained with the municipal bond index futures contract.

All funds (other than the Money Funds)

Special Risks of Transactions in Futures Contracts

Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day`s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Liquidity The funds may elect to close some or all of their futures positions at any time prior to their expiration. The funds would do so to reduce exposure represented by long futures positions or short futures positions. The funds may close their position by taking opposite positions, which would operate to terminate the funds` position in the futures contracts. Final determinations of mark-to-market payments would then be made, additional cash would be required to be paid by or released to the funds, and the funds would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the funds intend to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the funds would continue to be required to make daily mark-to-market and variation margin payments. However, in the event futures contracts have been used to hedge the underlying instruments, the funds would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Hedging Risk A decision whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market or economic events. There are several risks in connection with the use by the funds of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the funds` underlying instruments sought to be hedged.

Successful use of futures contracts by the funds for hedging purposes is also subject to T. Rowe Price`s ability to correctly predict movements in the direction of the market. It is possible that, when the funds have sold futures to hedge their portfolios against a decline in the market, the index, indices, or instruments` underlying futures might advance, and the value of the underlying instruments held in the funds` portfolios might decline. If this were to occur, the funds would lose money on the futures and also would experience a decline in value in their underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the funds` portfolios will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the funds were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in their portfolios) and prices instead increased, the funds would lose part or all of the benefit of increased value of those underlying instruments that it had hedged because it would have offsetting losses in their futures positions. In addition, in such situations, if the funds have insufficient cash, it might have to sell underlying instruments to meet daily mark-to-market and variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The funds might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.

Options on Futures Contracts

Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer`s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. Options on futures contracts are valued daily at the last sale price on its primary exchange at the time at which the net asset value per share of the funds are computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices.

Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the funds intend to acquire. If the futures price at expiration of the option is above the exercise price, the funds will retain the full amount of the option premium, which provides a partial hedge against any increase that may have occurred in the price of the debt securities the funds intend to acquire. If the futures price when the option is exercised is below the exercise price, however, the funds will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the funds intend to acquire.

Funds investing in municipal securities may trade in municipal bond index option futures or similar options on futures developed in the future. In addition, the funds may trade in options on futures contracts on U.S. government securities and any U.S. government securities futures index contract which might be developed.

From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of a fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the fund and the other T. Rowe Price funds in a fair and nondiscriminatory manner.

Call and put options may be purchased or written on financial indices as an alternative to options on futures.

Special Risks of Transactions in Options on Futures Contracts

The risks described under "Special Risks of Transactions in Futures Contracts" are substantially the same as the risks of using options on futures. If the funds were to write an option on a futures contract, it would be required to deposit initial margin and maintain mark-to-market payments in the same manner as a regular futures contract. In addition, where the funds seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument, or contract and having the same exercise price and expiration date, their ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures, which may interfere with the timely execution of customers` orders.

In the event no such market exists for a particular contract in which the funds maintain a position, in the case of a written option, the funds would have to wait to sell the underlying securities or futures positions until the option expires or is exercised. The funds would be required to maintain margin deposits on payments until the contract is closed. Options on futures are treated for accounting purposes in the same way as the analogous option on securities are treated.

In addition, the correlation between movements in the price of options on futures contracts and movements in the price of the securities hedged can only be approximate. This risk is significantly increased when an option on a U.S. government securities future or an option on some type of index future is used as a proxy for hedging a portfolio consisting of other types of securities. Another risk is that if the movements in the price of options on futures contracts and the value of the call increase by more than the increase in the value of the securities held as cover, the funds may realize a loss on the call, which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

The successful use of options on futures contracts requires special expertise and techniques different from those involved in portfolio securities transactions. A decision whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. During periods when municipal securities market prices are appreciating, the funds may experience poorer overall performance than if it had not entered into any options on futures contracts.

General Considerations Transactions by the funds in options on futures will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade, or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of contracts which the funds may write or purchase may be affected by contracts written or purchased by other investment advisory clients of T. Rowe Price. An exchange, boards of trade, or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

Additional Futures and Options Contracts

Although the funds have no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the funds trade foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC`s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the funds for foreign futures or foreign options transactions may not be provided the same protections as funds received for transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the funds` orders are placed and the time they are liquidated, offset, or exercised.

U.S. Treasury Intermediate and U.S. Treasury Long-Term Funds

Limitations on Futures and Options

The funds will not purchase a futures contract or option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the funds` net asset value. In addition, neither of the funds will enter into a futures transaction if it would be obligated to purchase or deliver amounts that would exceed 15% of the funds` total assets.

The funds will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to delivery under put options exceeds 15% of the market value of the funds` total assets.

The funds will not write a covered put option if, as a result, the aggregate market value of all portfolio securities subject to such put options or covering call options exceeds 15% of the market value of the funds` total assets.

The funds have no current intention of investing in options on securities. However, they reserve the right to do so in the future and could be subject to the following limitations: the funds may invest up to 15% of total assets in premiums on put options and 15% of total assets in premiums on call options. The total amount of the funds` total assets invested in futures and options will not exceed 15% of the funds` total assets.

Foreign Currency Transactions

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The funds may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of their portfolios. The funds` use of such contracts would include, but not be limited to, the following:

First, when the funds enter into a contract for the purchase or sale of a security denominated in a foreign currency, they may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the funds will be able to protect themselves against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the funds` portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the funds may hedge all or part of their foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the funds may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the funds. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for relative currency values will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the funds will be served.

Third, the funds may use forward contracts when the funds wish to hedge out of the dollar into a foreign currency in order to create a synthetic bond or money market instrument—the security would be issued in U.S. dollars but the dollar component would be transformed into a foreign currency through a forward contract.

The funds may enter into forward contracts for any other purpose consistent with the funds` investment objectives and programs. However, the funds will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the funds` holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the funds may net offsetting positions.

At the maturity of a forward contract, the funds may sell the portfolio security and make delivery of the foreign currency, or they may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

If the funds retain the portfolio security and engage in an offsetting transaction, the funds will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the funds engage in an offsetting transaction, they may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the funds` entering into a forward contract for the sale of a foreign currency and the date they enter into an offsetting contract for the purchase of the foreign currency, the funds will realize a gain to the extent the price of the currency they have agreed to sell exceeds the price of the currency they have agreed to purchase. Should forward prices increase, the funds will suffer a loss to the extent the price of the currency they have agreed to purchase exceeds the price of the currency they have agreed to sell.

The funds` dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Although the funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the funds at one rate, while offering a lesser rate of exchange should the funds desire to resell that currency to the dealer.

Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign Exchange Contracts

The funds may enter into certain options, futures, forward foreign exchange contracts, and swaps, including options and futures on currencies. Entering into such transactions can affect the timing and character of the income and gains realized by the funds and the timing and character of fund distributions.

Such contracts which qualify as Section 1256 contracts will be considered to have been closed at the end of the funds` fiscal years and any gains or losses will be recognized for tax purposes at that time. Such gains or losses (as well as gains or losses from the normal closing or settlement of such transactions) will be characterized as 60% long-term capital gain (taxable at a maximum rate of 15%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The funds will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

Certain options, futures, forward foreign exchange contracts, and swaps, which offset another security in the fund, including options, futures, and forward exchange contracts on currencies, which offset a foreign dollar-denominated bond or currency position, may be considered straddles for tax purposes. Generally, a loss on any position in a straddle will be subject to deferral to the extent of any unrealized gain in an offsetting position. For securities which were held for one year or less at inception of the straddle, the holding period may be deemed not to begin until the straddle is terminated. If securities comprising a straddle have been held for more than one year at inception of the straddle, losses on offsetting positions may be treated as entirely long-term capital losses even if the offsetting positions have been held for less than one year. However, a fund may choose to comply with certain identification requirements for offsetting positions that are components of a straddle. Losses with respect to identified positions are not deferred, rather the basis of the identified position that offset the loss position is increased.

In order for the funds to continue to qualify for federal income tax treatment as regulated investment companies, at least 90% of their gross income for a taxable year must be derived from qualifying income, i.e., generally dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent to which the net gain realized from options, futures, or forward foreign exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

Entering into certain options, futures, forward foreign exchange contracts, or swaps may result in a "constructive sale" of offsetting stocks or debt securities of the funds. In such case the funds will be required to realize gain, but not loss, on the sale of such positions as if the position were sold on that date.

For certain options, futures, forward foreign exchange contracts, or swaps, the IRS has not issued comprehensive rules relating to the timing and character of income and gains realized on such contracts. Although not anticipated, it is possible that final rules could result in changes to the amounts recorded by the funds, potentially resulting in tax consequences to the funds.

SPECIAL CONSIDERATIONS (spectrum and retirement funds)

Prospective investors should consider that certain underlying Price funds may engage in the following:

Foreign Currency Transactions Enter into foreign currency transactions. Since investments in foreign companies will usually involve currencies of foreign countries, and the international funds, as well as certain other underlying Price funds, will hold funds in bank deposits in foreign custodians during the completion of investment programs, the value of the assets of the underlying Price funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and these underlying Price funds may incur costs in connection with conversions between various currencies. The underlying Price funds will generally conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the prevailing rate in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The underlying Price funds will generally not enter into a forward contract with a term of greater than one year. Although foreign currency transactions will be used primarily to protect the underlying Price funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

Lending Portfolio Securities Lend portfolio securities for the purpose of realizing additional income. The underlying Price funds may lend securities to broker-dealers or institutional investors. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Futures Contracts and Options (types of potentially high-risk derivatives) Enter into interest rate, stock index, or currency futures contracts. Certain underlying Price funds may enter into such contracts (or options thereon), or a combination of such contracts, (1) as a hedge against changes in prevailing levels of interest rates, price movements, or currency exchange rates in the underlying Price funds` portfolios in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by such underlying Price funds; (2) as an efficient means of adjusting the underlying Price funds` exposure to the markets; or (3) to adjust the duration of the underlying Price funds` portfolios. Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of each underlying Price fund`s net asset value. Certain underlying Price funds may also purchase and sell call and put options on securities, currencies, and financial and stock indices. The aggregate market value of each fund`s currencies or portfolio securities covering call or put options will not exceed 25% of the net assets. Futures contracts and options can be highly volatile and could result in reduction of underlying Price funds` total returns, and the underlying Price funds` attempt to use such investments for hedging purposes may not be successful.

INVESTMENT RESTRICTIONS

Fundamental policies may not be changed without the approval of the lesser of (1) 67% of the funds` shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the funds` outstanding shares. Other restrictions in the form of operating policies are subject to change by the funds` Boards without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the funds. With the exception of the diversification test required by the Internal Revenue Code ("IRC"), calculation of the funds` total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the funds` prospectuses or SAI will not include collateral held in connection with securities lending activities. For purposes of the tax diversification test, calculation of the fund`s total assets will include investment made with cash received by the funds as collateral for securities loaned. The IRC diversification test is set forth in the prospectuses of the funds referred to by name in restrictions (8) and (9) below.

Fundamental Policies

As a matter of fundamental policy, the funds may not:

(a)Borrowing (All funds except Spectrum Funds) Borrow money except that the funds may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the funds` investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33xb6 /xb8 % of the value of the funds` total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The funds may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

(b)Borrowing (Spectrum Funds) Borrow money, except the funds may borrow from banks or other Price Funds as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of total assets valued at market. The funds will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income;

(a)Commodities (All funds except Spectrum Growth and Spectrum Income Funds) Purchase or sell physical commodities, except that the funds (other than the Money Funds) may enter into futures contracts and options thereon;

(b)Commodities (Spectrum Growth and Spectrum Income Funds) Purchase or sell commodities or commodity or futures contracts;

Equity Securities (Summit Municipal Funds) Purchase equity securities or securities convertible into equity securities;

(a)Industry Concentration (All funds except Health Sciences, High Yield, International Bond, International Equity Index, Financial Services, New Income, Prime Reserve, Real Estate, TRP Reserve Investment, Retirement, Short-Term Bond, Spectrum, and Summit Cash Reserves Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds` total assets would be invested in the securities of issuers having their principal business activities in the same industry;

(b)Industry Concentration (Financial Services, Health Sciences, and Real Estate Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds` total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that (i) the Health Sciences Fund will invest more than 25% of its total assets in the health sciences industry as defined in the fund`s prospectus; (ii) the Financial Services Fund will invest more than 25% of its total assets in the financial services industry as defined in the fund`s prospectus; and (iii) the Real Estate Fund will invest more than 25% of its total assets in the real estate industry as defined in the fund`s prospectus;

(c)Industry Concentration (High Yield Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that the fund will normally concentrate 25% or more of its assets in securities of the banking industry when the fund`s position in issues maturing in one year or less equals 35% or more of the fund`s total assets;

(d)Industry Concentration (International Bond Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that the fund will normally concentrate 25% or more of its assets in securities of the banking industry when the fund`s position in issues maturing in one year or less equals 35% or more of the fund`s total assets;

(e)Industry Concentration (International Equity Index Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that the fund will invest more than 25% of the value of its total assets in issuers having their principal business activities in the same industry to the extent necessary to replicate the index that the fund uses as its benchmark as set forth in its prospectus;

(f)Industry Concentration (New Income Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that the fund will invest more than 25% of its total assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances, and further provided that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and banker`s acceptances;

(g)Industry Concentration (Prime Reserve, TRP Reserve Investment, and Summit Cash Reserves Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds` total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and banker`s acceptances;

(h)Industry Concentration (Short-Term Bond Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that the fund will normally invest more than 25% of its total assets in the securities of the banking industry including, but not limited to, bank certificates of deposit and banker`s acceptances when the fund`s position in issues maturing in one year or less equals 35% or more of the fund`s total assets; provided, further, that the fund will invest more than 25% of its total assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances;

(i)Concentration (Retirement and Spectrum Funds) Concentrate in any industry except that the funds will concentrate (invest more than 25% of total assets) in the mutual fund industry;

(a)Loans (All funds except Retirement and Spectrum Funds) Make loans, although the funds may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33xb6 /xb8 % of the value of the funds` total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

(b)Loans (Retirement and Spectrum Funds) Make loans, although the funds may purchase money market securities and enter into repurchase agreements;

Margin (Spectrum Funds) Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

Mortgaging (Spectrum Funds) Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the funds as security for indebtedness, except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of the funds` total assets, valued at market;

Percent Limit on Assets Invested in Any One Issuer (All funds except Emerging Europe & Mediterranean, Institutional Large-Cap Growth, Latin America, New Asia, Retirement, Spectrum, and State Tax-Free Funds not including California Funds) Purchase a security if, as a result, with respect to 75% of the value of the funds` total assets, more than 5% of the value of the funds` total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities;

Percent Limit on Share Ownership of Any One Issuer (All funds except Emerging Europe & Mediterranean, Institutional Large-Cap Growth, Latin America, New Asia, Retirement, Spectrum, and State Tax-Free Funds not including California Funds) Purchase a security if, as a result, with respect to 75% of the value of the funds` total assets, more than 10% of the outstanding voting securities of any issuer would be held by the funds (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities);

(a)Real Estate (All funds except Retirement and Spectrum Funds) Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(b)Real Estate (Retirement and Spectrum Funds) Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (although the funds may purchase money market securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(a)Senior Securities (All funds except Spectrum Funds) Issue senior securities except in compliance with the 1940 Act;

(b)Senior Securities (Spectrum Funds) Issue senior securities;

Short Sales (Spectrum Funds) Effect short sales of securities;

Taxable Securities (State Tax-Free and Tax-Free Funds) During periods of normal market conditions, purchase any security if, as a result, less than 80% of the funds` income would be exempt from federal and, if applicable, any state, city, or local income tax. Normally, the funds will not purchase a security if, as a result, more than 20% of the funds` income would be subject to the AMT; or

Underwriting Underwrite securities issued by other persons, except to the extent that the funds may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing their investment programs.

NOTES

The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

Money funds With respect to investment restriction (1), the funds have no current intention of engaging in any borrowing transactions.

All funds except Retirement and Spectrum Funds With respect to investment restriction (2), the funds do not consider currency contracts or hybrid investments to be commodities.

All funds except Retirement and Spectrum Funds For purposes of investment restriction (4):

U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry.

Industries are determined by reference to the classifications of industries and sub-industries set forth in the Morgan Stanley Capital International/Standard & Poor`s (MSCI/S&P) Global Industry Classification Standard for the International Equity Funds, equity securities of the Tax-Efficient Funds, and Equity Funds except Developing Technologies, Global Technology, Media & Telecommunications, New Era, and Science & Technology Funds. For Developing Technologies, Global Technology, Media & Telecommunications, New Era, and Science & Technology Funds industries, are determined by reference to industry classifications set forth in their semiannual and annual reports. For the Corporate Income, Institutional Core Plus, New Income, Short-Term Bond, U.S. Bond Index, and the fixed-income investments of the Personal Strategy Funds, industries are determined by reference to the classifications of industries and sub-industries set forth in the Lehman Brothers Global Aggregate Bond Index (Lehman). For the Emerging Markets Bond, GNMA, High Yield, Inflation Protected Bond, Institutional High Yield, International Bond, Prime Reserve, TRP Reserve Investment, Summit Income, and U.S. Treasury Funds, industries are determined by reference to industry classifications set forth in their semiannual and annual reports. Annual changes by MSCI/S&P or Lehman to their classifications will be implemented within 30 days after the effective date of the change.

It is the position of the staff of the SEC that foreign governments are industries for purposes of this restriction. For as long as this staff position is in effect, the International Bond Funds will not invest more than 25% of total assets in the securities of any single foreign governmental issuer. For purposes of this restriction, governmental entities are considered separate issuers.

The High Yield, New Income, and Short-Term Bond Funds have no current intention of concentrating their investments.

All funds except Summit Income and U.S. Bond Index Funds For purposes of investment restriction (5), the funds will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

All funds except Spectrum Funds For purposes of investment restrictions (8) and (9), the funds will treat bonds which are refunded with escrowed U.S. government securities as U.S. government securities.

Taxable Bond and Money Funds For purposes of investment restrictions (8) and (9), the funds will consider a repurchase agreement fully collateralized with U.S. government securities to be U.S. government securities.

With respect to investment restriction (11), under the 1940 Act, an open-end investment company can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the company must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

For purposes of investment restriction (13), the funds measure the amount of their income from taxable securities, including AMT securities, over the course of the funds` taxable year.

Operating Policies

As a matter of operating policy, the funds may not:

Borrowing Purchase additional securities when money borrowed exceeds 5% of total assets;

Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

(a)Equity Securities (All Taxable Bond Funds, except High Yield, Institutional Core Plus, Institutional High Yield, and New Income Funds) Purchase any equity security or security convertible into an equity security except as set forth in its prospectus and operating policy on investment companies;

(b)Equity Securities (State Tax-Free and Tax-Free Funds) Purchase any equity security or security convertible into an equity security, provided that the funds (other than the Money Funds) may invest up to 10% of total assets in equity securities, which pay tax-exempt dividends and which are otherwise consistent with the funds` investment objectives and, further provided, that Money Funds may invest up to 10% of total assets in equity securities of other tax-free open-end money market funds;

Forward Currency Contracts (Retirement and Spectrum Funds) Purchase forward currency contracts, although the funds reserve the right to do so in the future;

(a)Futures Contracts (All funds except Retirement and Spectrum Funds) Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the funds` net asset value;

(b)Futures (Retirement and Spectrum International Funds) Purchase futures, although the funds reserve the right to do so in the future;

(c)Futures (Spectrum Growth and Spectrum Income Funds) Invest in futures;

Illiquid Securities Purchase illiquid securities if, as a result, more than 15% (10% for Spectrum and Money Funds) of net assets would be invested in such securities;

Investment Companies (All funds except Retirement and Spectrum Funds) Purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act and as set forth in a fund`s prospectus; (ii) securities of the TRP Reserve Investment Funds (provided that the investing fund does not invest more than 25% of its total assets in such funds); (iii) securities of the Institutional High Yield Fund; (iv) in the case of the Money Funds, only securities of other money market funds; (v) in the case of the State Tax-Free and Tax-Free Funds, only securities of other tax-free money market funds;

Margin (All funds except Spectrum Funds) Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) they may make margin deposits in connection with futures contracts or other permissible investments;

Mortgaging (All funds except Spectrum Funds) Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the funds as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments, and then such mortgaging, pledging, or hypothecating may not exceed 33xb6 /xb8 % of the funds` total assets at the time of borrowing or investment;

Oil and Gas Programs Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the funds would be invested in such programs;

(a)Options, etc. (All funds except Retirement and Spectrum Funds) Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the funds` prospectuses and this SAI;

(b)Options (Retirement Funds) Invest in options although the funds reserve the right to do so in the future;

(c)Options (Spectrum Funds) Invest in options;

(a)Short Sales (All funds except High Yield and Institutional High Yield Funds) Effect short sales of securities;

(b)Short Sales (High Yield and Institutional High Yield Funds) Effect short sales of securities, other than as set forth in the funds` prospectuses and this SAI; and

Warrants Invest in warrants if, as a result, more than 10% of the value of the fund`s net assets would be invested in warrants, provided that, the Money, Retirement, Spectrum, State Tax-Free, Tax Free, and Summit Municipal Funds will not invest in warrants.

NOTES

The following Notes should be read in connection with the above-described operating policies. The Notes are not operating policies.

If a fund is subject to an 80% name test as set forth in its prospectus, it will be based on the fund`s net assets plus any borrowings for investment purposes.

Blue Chip Growth, Capital Opportunity, Developing Technologies, Diversified Small-Cap Growth, Financial Services, Global Technology, Health Sciences, High Yield, Institutional High Yield, Media & Telecommunications, Mid-Cap Value, Personal Strategy, Real Estate, Summit Income, Summit Municipal, U.S. Bond Index, and Value Funds

Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the funds may invest all of their assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the funds (a "Feeder"), and one or more other funds with the same investment objective and program as the funds, sought to accomplish their investment objectives and programs by investing all of their assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as the funds. The funds would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.

International Funds

In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, these funds may be known as Passive Foreign Investment Companies. The funds are subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the fund`s total assets may be invested in such securities.

Retirement and Spectrum Funds

There is no limit on the amount the funds may own of the total outstanding voting securities of registered investment companies which are members of the Price Funds. The funds, in accordance with their prospectuses, may invest more than 5% of their total assets in any one or more of the Price Funds. The funds may invest more than 10% of their total assets, collectively, in registered investment companies which are members of the Price Funds.

CUSTODIAN

State Street Bank and Trust Company is the custodian for the funds` U.S. securities and cash, but it does not participate in the funds` investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation, or any central depository system allowed by federal law. In addition, funds investing in municipal securities are authorized to maintain certain of their securities, in particular, variable rate demand notes, in uncertificated form, in the proprietary deposit systems of various dealers in municipal securities. State Street Bank`s main office is at 225 Franklin Street, Boston, Massachusetts 02110. State Street Bank maintains shares of the Retirement and Spectrum Funds in the book entry system of the funds` transfer agent, T. Rowe Price Services, Inc.

All funds that can invest in foreign securities have entered into a Custodian Agreement with JPMorgan Chase Bank, London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan Chase Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for JPMorgan Chase Bank, London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

CODE OF ETHICS

The funds, their investment adviser (T. Rowe Price International for international funds and T. Rowe Price for all other funds), and their principal underwriter (T. Rowe Price Investment Services) have a written Code of Ethics which requires persons with access to investment information ("Access Persons") to obtain prior clearance before engaging in personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all Access Persons must report their personal securities transactions within 10 days after the end of the calendar quarter. Aside from certain limited transactions involving securities in certain issuers with high trading volumes, Access Persons are typically not permitted to effect transactions in a security if: there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price`s rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Boards of the funds. The Boards also review the administration of the Code of Ethics on an annual basis.

disclosure of fund Portfolio information

Each fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders as well as Form N-Q which is filed with the SEC within 60 days of its fund`s first and third fiscal quarter-end. In addition, the funds` Boards have adopted policies and procedures with respect to the disclosure of the funds` portfolio securities and the disclosure of portfolio commentary and statistical information about the funds` portfolios and their securities. The policy on the general manner in which the funds` portfolio securities are disclosed is set forth in the funds` prospectuses. This statement of additional information sets forth details of that policy as well as the funds` policy on disclosing information about the funds` portfolios. In adopting the policies, the Boards of the funds took into account the views of the equity, fixed income and/or international steering committees of the funds` investment advisers on what information should be disclosed and when and to whom it should be disclosed. The steering committees have oversight responsibilities for managing the T. Rowe Price funds. Each steering committee is comprised of senior investment management personnel of T. Rowe Price or T. Rowe Price International, as applicable. Each committee as a whole determines the funds` policy on the disclosure of portfolio holdings and related information. The funds` Boards believe the policies they have adopted are in the best interests of the funds and that they strike an appropriate balance between the desire of some persons for information about the funds` portfolios and the need to protect the funds from potentially harmful disclosures. The Boards reviews the policies and procedures annually.

From time to time, officers of the funds, the funds` investment adviser or the funds` distributor (collectively "T. Rowe Price") may express their views orally or in writing on one or more of the funds` portfolio securities or may state that the funds have recently purchased or sold one or more securities. Such views and statements may be made to members of the press, shareholders in the funds, persons considering investing in the funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations such as Lipper Inc. and Morningstar, Inc. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the funds` most recent quarter-end and therefore may not be reflected on the list of the funds` most recent quarter-end portfolio holdings disclosed on the Web site.

Additionally, T. Rowe Price may provide oral or written information ("portfolio commentary") about the funds, including, but not limited to, how the funds` investments are divided among various sectors, industries, countries, value and growth stocks, small-, mid-, and large-cap stocks, and among stocks, bonds, currencies, and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to fund performance. T. Rowe Price may also provide oral or written information ("statistical information") about various financial characteristics of the funds or their underlying portfolio securities including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the funds may be based on the funds` most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the funds, persons considering investing in the funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. The content and nature of the information provided to each of these persons may differ.

None of the persons described above will receive any of the information described above if, in the sole judgment of T. Rowe Price, the information could be used in a manner that would be harmful to the funds. The T. Rowe Price Code of Ethics contains a provision to this effect.

T. Rowe Price also discloses portfolio holdings in connection with the day-to-day operations and management of the funds. Full portfolio holdings are disclosed to the funds` custodians and auditors. Portfolio holdings are disclosed to the funds` pricing service vendors and other persons who provide systems or software support in connection with fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting the funds in the voting of proxies. In connection with managing the funds, the funds` investment advisers may use analytical systems provided by third parties who may have access to the funds` portfolio holdings. In all of these situations, the funds or T. Rowe Price have entered into an agreement with the outside party under which the party undertakes to maintain the funds` portfolio holdings on a confidential basis and to refrain from trading on the basis of the information. T. Rowe Price relies on these non-disclosure agreements in determining that such disclosures are not harmful to the funds. The names of these persons and the services they provide are set forth below under "Fund Service Providers." The policies and procedures adopted by the funds` Boards require that any additions to the list of "Fund Service Providers" be approved by specified officers at T. Rowe Price.

Additionally, when purchasing and selling its securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities as well as in connection with litigation involving the funds` portfolio securities, the funds may disclose one or more of their securities. The funds have not entered into formal non-disclosure agreements in connection with these situations; however, the funds would not continue to conduct business with a person who T. Rowe Price believed was misusing the disclosed information.

Fund Service Providers

Service Provider	Service
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm
JPMorgan Chase, London	Custodian
State Street Bank	Custodian
Charles River	Systems Vendor
Citigroup	Systems Vendor
COR	Systems Vendor
DSTI	Systems Vendor
GCom	Systems Vendor
Institutional Shareholder Services	Systems Vendor
Interactive Data	Systems Vendor
Investor Tools, Inc.	Systems Vendor
Lehman Brothers	Systems Vendor
Merant	Systems Vendor
Merrin Macgregor	Systems Vendor
Mosiki	Systems Vendor
Omgeo LLC	Systems Vendor
Perot Systems	Systems Vendor
REMO	Systems Vendor
SmartStream Technologies	Systems Vendor
Vision	Systems Vendor
Wilshire	Systems Vendor
FT Interactive Data	Pricing Vendor
JPMorgan Chase	Pricing Vendor
Reuters Fixed Income	Pricing Vendor
S&P/JJ Kenny	Pricing Vendor

PRICING OF SECURITIES

Blended, Equity, Index Bond, Index Equity, International Bond, International Equity, State Tax-Free Bond, Taxable Bond, and Tax-Free Bond Funds

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued using prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Blended, Equity, Index Equity, and International Equity Funds

Debt securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Index Bond, International Bond, and Taxable Bond Funds

Debt securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

State Tax-Free Bond and Tax-Free Bond Funds

Debt securities with original maturities less than one year are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

State Tax-Free Money, Taxable Money, and Tax-Free Money Funds

Securities are valued at amortized cost.

Fund-of-Funds

The underlying Price funds held by each fund are valued at their closing net asset value per share on the day of valuation.

Blended, Equity, International Bond, International Equity, and Spectrum International Funds

Trading in the portfolio securities of the funds, or underlying Price funds in the case of Spectrum International Fund, may take place in various foreign markets on certain days (such as Saturday) when the funds or underlying Price funds are not open for business and do not calculate their net asset value. As a result, net asset values may be significantly affected by trading on days when shareholders cannot make transactions. In addition, trading in the Price funds` or underlying funds` portfolio securities may not occur on days when the funds are open.

The Japan Fund, one of the underlying Price funds in which the Spectrum International Fund can invest, is not open on certain days when the Spectrum International Fund is open. On such days, securities of the Japan Fund held by the Spectrum International Fund are valued in accordance with procedures adopted by the Board. These procedures call for the Spectrum International Fund to direct that the net asset value for the Japan Fund be calculated in the same manner and using the same system of procedures and controls as are used in the normal daily calculation of the Japan Fund`s net asset value, except that securities are valued at the most recent yen-denominated closing prices in the Japanese market (which may be one or more days previous to the valuation date of the Spectrum International Fund).

All Price Funds Except Fund-of-Funds, State Tax-Free Money, Taxable Money, and Tax-Free Money Funds

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices. Options on futures contracts are valued at the last sale prices. Foreign currency forward contracts are valued using the prevailing forward exchange rate. Financial futures contracts are valued at closing settlement prices. Swap agreements are valued using prices furnished by dealers who make markets in such securities.

Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions.

All Price Funds

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the funds` Boards.

NET ASSET VALUE PER SHARE

The purchase and redemption price of the funds` shares is equal to the funds` net asset value per share or share price. The funds determine their net asset value per share by subtracting their liabilities (including accrued expenses and dividends payable) from their total assets (the market value of the securities the funds hold plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the funds, other than the Japan Fund, is calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The net asset value per share of the Japan Fund is calculated as of the close of trading on the NYSE each day the NYSE and the Tokyo Stock Exchange ("TSE") are both open. The NYSE is closed on the following days: New Year`s Day, Dr. Martin Luther King, Jr. Holiday, Presidents` Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The TSE is scheduled to be closed on the following days in 2006: January 2, 3, and 9; February 11; March 21; April 29; May 3, 4, and 5; July 17; September 18 and 23; October 9; November 3 and 23; and December 23 as well as the following days in 2007: January 2, 3, and 8; February 11; March 21; April 29; May 3, 4, and 5; July 16; September 17 and 23; October 8; November 3 and 23; and December 23. If the TSE closes on dates not listed, the Japan Fund will not be priced on those dates.

Determination of net asset value (and the offering, sale, redemption, and repurchase of shares) for the funds may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, or in the case of the Japan Fund, either the NYSE or TSE is closed, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of their net assets, or (d) during which a governmental body having jurisdiction over the funds may by order permit such a suspension for the protection of the funds` shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

Money Funds

Maintenance of Money Funds` Net Asset Value per Share at $1.00

It is the policy of the funds to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the 1940 Act. Under this method, securities are valued by reference to the funds` acquisition costs as adjusted for amortization of premium or accumulation of discount, rather than by reference to their market value. Under Rule 2a-7:

(a)The Boards must establish written procedures reasonably designed, taking into account current market conditions and the funds` investment objectives, to stabilize the funds` net asset value per share, as computed for the purpose of distribution, redemption, and repurchase, at a single value;

(b)The funds must (i) maintain a dollarweighted average portfolio maturity appropriate to their objective of maintaining a stable price per share, (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollarweighted average portfolio maturity of 90 days or less;

(c)The funds must limit their purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the funds` Boards determine present minimal credit risks and which are eligible securities as defined by Rule 2a-7; and

(d)The Boards must determine that (i) it is in the best interest of the funds and the shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the funds will continue to use the amortized cost method only so long as the Boards believe that it fairly reflects the market-based net asset value per share.

Although the funds believe that they will be able to maintain their net asset value at $1.00 per share under most conditions, there can be no absolute assurance that they will be able to do so on a continuous basis. If the funds` net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Boards of the funds might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the funds` net asset value per share were to increase, or were anticipated to increase, above $1.00 (rounded to the nearest one cent), the Boards of the funds might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

Prime Reserve and TRP Reserve Investment Funds

Prime Money Market Securities Defined

Prime money market securities are those which are described as First Tier Securities under Rule 2a-7 of the 1940 Act. These include any security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class that is comparable in priority and security with the security) by any two nationally recognized statistical rating organizations (NRSROs) (or if only one NRSRO has issued a rating, that NRSRO) in the highest rating category for short-term debt obligations (within which there may be sub-categories). First Tier Securities also include unrated securities comparable in quality to rated securities, as determined by T. Rowe Price under the supervision of the funds` Boards.

DIVIDENDS AND DISTRIBUTIONS

Unless you elect otherwise, capital gain distributions, final quarterly dividends and annual dividends, if any, will be reinvested on the reinvestment date using the net asset values per share on that date. The reinvestment date normally precedes the payment date by one day, although the exact timing is subject to change and can be as great as 10 days.

TAX STATUS

The funds intend to qualify as "regulated investment companies" under Subchapter M of the Code.

In order to be subject to the special tax benefits applicable to regulated investment companies, the funds will be required to distribute the sum of 90% of their investment company taxable income and 90% of their net tax-exempt income, if any, each year. In order to avoid federal income tax, the funds must distribute all of their investment company taxable income and realized long-term capital gains for each fiscal year within 12 months after the end of the fiscal year. To avoid federal excise tax, the funds must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) and distribute such amounts prior to February 1 of the following calendar year. Shareholders are required to include such distributions in their income for federal income tax purposes whether dividends and capital gain distributions are paid in cash or in additional shares.

For individual shareholders, a portion of the funds` ordinary dividends representing "qualified dividend income" may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. "Qualified dividend income" is comprised of certain dividends received from domestic and qualified foreign corporations. It excludes dividends representing payments in lieu of dividends related to loaned securities, dividends received on certain hedged positions, and dividends on stocks the funds have not held for more than 60 days during the 121-day period beginning 60 days before the stock became ex-dividend (90 and 181 days for certain preferred stock). Individual shareholders can only apply the lower rate to the qualified portion of the funds` dividends if they have held the shares in the funds on which the dividends were paid for the holding period surrounding the ex-dividend date of the funds` dividends. Little, if any, of the ordinary dividends from the Tax-Free, Taxable Bond, and Taxable Money Funds is expected to qualify for this lower rate.

For corporate shareholders, a portion of the funds` ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the funds` income consists of dividends paid by U.S. corporations. This deduction does not include dividends representing payments in lieu of dividends related to loaned securities, dividends received on certain hedged positions and dividends on stocks the funds have not held for more than 45 days during the 90-day period beginning 45 days before the stock became ex-dividend (90 and 180 days for certain preferred stock). Corporate shareholders can only apply the lower rate to the qualified portion of the funds` dividends if they have held the shares in the funds on which the dividends were paid for the holding period surrounding the ex-dividend date of the funds` dividends. Little, if any, of the ordinary dividends from the Tax-Free, International (except Global Stock Fund), Taxable Bond, and Taxable Money Funds is expected to qualify for this deduction. Long-term capital gain distributions paid by the funds are not eligible for the dividends-received deduction.

At the time of your purchase of shares (except in Money Funds), the funds` net asset value may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by the funds. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as either dividend or capital gain distributions. The funds may be able to reduce the amount of such distributions by utilizing their capital loss carry-overs, if any. For federal income tax purposes, the funds are permitted to carry forward their net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

If, in any taxable year, a fund does not qualify as a regulated investment company under the Code: (1) the fund would be taxed at the normal corporate rates on the entire amount of its taxable income, if any, without a deduction for dividends or other distributions to shareholders; (2) the fund`s distributions, to the extent made out of the fund`s current or accumulated earnings and profits, would be taxable to shareholders as ordinary dividends regardless of whether they would otherwise have been considered capital gain dividends; (3) the fund may qualify for the 70% deduction for dividends received by corporations; and (4) foreign tax credits would not "pass through" to shareholders.

Taxation of Foreign Shareholders

The Code provides that dividends from ordinary income (which for this purpose, are deemed to include net short-term capital gains and each shareholder`s pro-rata share of foreign taxes paid by the funds—see discussion of "pass through" of the foreign tax credit to U.S. shareholders) will be subject to U.S. tax. For shareholders who are not engaged in a business in the United States, this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. The fund may designate a portion of its ordinary dividends as an "interest related dividend" or short-term capital gain dividend. For such portion, the fund would generally not be required to withhold the 30% tax applicable to foreign shareholders. However, the fund does not intend to elect to pass through the character of such dividends.

Distributions to foreign shareholders of net long-term capital gains realized by the funds may be subject to U.S. tax if the foreign shareholder is engaged in a U.S. business and the gains are connected with that business, or the shareholder is a nonresident alien individual who was physically present in the United States during the tax year for more than 182 days. In addition, a fund which is predominantly owned by U.S. persons may be required to withhold up to 35% of capital gain distributions to foreign shareholders, to the extent attributable to gains from the sale or exchange by the fund of a U.S. real property interest, and such foreign shareholder may be required to file a U.S. tax return. However, withholding would generally not be required on the proceeds of the sale of fund shares by the foreign shareholder. Funds owning U.S. real property interests and not predominantly owned by U.S. persons may also be required to withhold 35% of capital gain distributions to foreign shareholders and if the fund qualifies as a U.S. real property interest, 10% of the proceeds on the sale of its shares by a foreign shareholder. Such foreign shareholder would also be required to file a U.S. tax return.

Retirement and Spectrum Funds

Distributions by the underlying Price funds, redemptions of shares in the underlying Price funds, and changes in asset allocations may result in taxable distributions of ordinary income or capital gains. In addition, the funds will generally not be able to currently offset gains realized by one underlying Price fund in which the funds invest against losses realized by another underlying Price fund. These factors could affect the amount, timing, and character of distributions to shareholders.

State Tax-Free and Tax-Free Funds

The funds anticipate that substantially all of the dividends to be paid by each fund will be exempt from federal income taxes. If any portion of the funds` dividends is not exempt from federal income taxes, you will receive a Form 1099-DIV stating the taxable portion. The funds will also advise you of the percentage of your dividends, if any, which should be included in the computation of the alternative minimum tax. Social Security recipients who receive income dividends from tax-free funds may have to pay taxes on a portion of their Social Security benefits.

Because the income dividends of the funds are expected to be derived from tax-exempt interest on municipal securities, any interest on money you borrow that is directly or indirectly used to purchase fund shares is not deductible. Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users.

Foreign Taxes

Income received by the funds from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the funds` total assets at the close of the taxable year comprises securities issued by foreign corporations or governments, the funds may file an election to "pass through" to the funds` shareholders any foreign income taxes as paid by the funds. There can be no assurance that the funds will be able to do so. Pursuant to this election, shareholders will be required to: (1) include in gross income, even though not actually received, their pro-rata share of foreign taxes paid by the funds; (2) treat their pro-rata share of foreign taxes paid by them; and (3) either deduct their pro-rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes subject to certain limitations (but not both). A deduction for foreign taxes may only be claimed by a shareholder who itemizes deductions.

Foreign Currency Gains and Losses

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the funds will be increased. If the result is a loss, the ordinary income dividend paid by the funds will be decreased, or, to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the funds` taxable year.

Passive Foreign Investment Companies

The funds may purchase the securities of certain foreign investment funds or trusts, called "passive foreign investment companies," for U.S. tax purposes. Such foreign investment funds or trusts are the only or primary way to invest in companies in certain countries. In addition to bearing their proportionate share of the funds` expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such foreign investment funds or trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the funds held the investment. In addition, the funds may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments and certain interest charges, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and interest, the funds intend to treat these securities as sold on the last day of their fiscal years and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income or losses. The funds will be required to distribute any resulting income, even though they have not sold the security and received cash to pay such distributions.

CAPITAL STOCK (Maryland corporations)

All funds except Capital Appreciation, Equity Income, GNMA, New America Growth, and State Tax-Free Funds

All of the funds, other than those listed immediately above, are organized as Maryland corporations or series thereof. The funds` Charters authorize the Boards to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series; each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions as shall be determined by the Boards subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions, or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Boards may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the funds have authorized to issue without shareholder approval.

Except to the extent that the funds` Boards might provide that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The directors have provided that as to any matter with respect to which a separate vote of any class is required by the 1940 Act, such requirement as to a separate vote by that class shall apply in lieu of any voting requirements established by the Maryland General Corporation Law. Otherwise, holders of each class of capital stock are not entitled to vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders` meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the funds, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Corporations, a special meeting of shareholders of the Corporations shall be called by the secretary of the Corporations on the written request of shareholders entitled to cast (a) in the case of a meeting for the purpose of removing a director, at least ten (10) percent and (b) in the case of a meeting for any other purpose, at least 25 percent, in each case of all the votes entitled to be cast at such meeting, provided that any such request shall state the purpose or purposes of the meeting and the matters proposed to be acted on. Shareholders requesting such a meeting must pay to the Corporations the reasonably estimated costs of preparing and mailing the notice of the meeting. The Corporations, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Corporations to the extent required by Section 16(c) of the 1940 Act.

The series (and classes) set forth below have been established by the Boards under the Articles of Incorporation of the indicated Corporations. Each series represents a separate pool of assets of the Corporations` shares and has different objectives and investment policies. The Articles of Incorporation also provide that the Boards may issue additional series of shares. Each share of each fund represents an equal proportionate share in that fund with each other share and is entitled to such dividends and distributions of income belonging to that fund as are declared by the directors. In the event of the liquidation of a fund, each share is entitled to a pro-rata share of the net assets of that fund. Classes represent separate shares in the funds but share the same portfolios as the indicated funds. Each fund is registered with the SEC under the 1940 Act as an open-end investment company, commonly known as a "mutual fund."
Maryland Corporations
T. Rowe Price Balanced Fund, Inc. (fund)
T. Rowe Price Blue Chip Growth Fund, Inc. (fund) T. Rowe Price Blue Chip Growth Fund—Advisor Class (class) T. Rowe Price Blue Chip Growth Fund—R Class (class)
T. Rowe Price Capital Opportunity Fund, Inc. (fund) T. Rowe Price Capital Opportunity Fund—Advisor Class (class) T. Rowe Price Capital Opportunity Fund—R Class (class)
T. Rowe Price Corporate Income Fund, Inc. (fund)
T. Rowe Price Developing Technologies Fund, Inc. (fund)
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (fund)
T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (fund)
T. Rowe Price Dividend Growth Fund, Inc. (fund) T. Rowe Price Dividend Growth Fund—Advisor Class (class)
T. Rowe Price Financial Services Fund, Inc. (fund)
T. Rowe Price Global Technology Fund, Inc. (fund)
T. Rowe Price Growth & Income Fund, Inc. (fund)
T. Rowe Price Growth Stock Fund, Inc. (fund) T. Rowe Price Growth Stock Fund—Advisor Class (class) T. Rowe Price Growth Stock Fund—R Class (class)
T. Rowe Price Health Sciences Fund, Inc. (fund)
T. Rowe Price High Yield Fund, Inc. (fund) T. Rowe Price High Yield Fund—Advisor Class (class)
T. Rowe Price Index Trust, Inc. (corporation)
 T. Rowe Price Equity Index 500 Fund (series)
 T. Rowe Price Extended Equity Market Index Fund (series)
 T. Rowe Price Total Equity Market Index Fund (series)

T. Rowe Price Inflation Protected Bond Fund, Inc. (fund)
T. Rowe Price Institutional Equity Funds, Inc. (corporation)
 T. Rowe Price Institutional Large-Cap Core Growth Fund (series)
 T. Rowe Price Institutional Large-Cap Growth Fund (series)
 T. Rowe Price Institutional Large-Cap Value Fund (series)
 T. Rowe Price Institutional Mid-Cap Equity Growth Fund (series)
 T. Rowe Price Institutional Small-Cap Stock Fund (series)

T. Rowe Price Institutional Income Funds, Inc. (corporation) T. Rowe Price Institutional Core Plus Fund (series) T. Rowe Price Institutional High Yield Fund (series)
T. Rowe Price Institutional International Funds, Inc. (corporation) T. Rowe Price Institutional Emerging Markets Equity Fund (series) T. Rowe Price Institutional Foreign Equity Fund (series)
T. Rowe Price International Funds, Inc. (corporation)
 T. Rowe Price Emerging Europe & Mediterranean Fund (series)
 T. Rowe Price Emerging Markets Bond Fund (series)
 T. Rowe Price Emerging Markets Stock Fund (series)
 T. Rowe Price European Stock Fund (series)
 T. Rowe Price Global Stock Fund (series)
 T. Rowe Price International Bond Fund (series)
 T. Rowe Price International Bond Fund—Advisor Class (class)
 T. Rowe Price International Discovery Fund (series)
 T. Rowe Price International Growth & Income Fund (series)
 T. Rowe Price International Growth & Income Fund—Advisor Class (class)
 T. Rowe Price International Growth & Income Fund—R Class (class)
 T. Rowe Price International Stock Fund (series)
 T. Rowe Price International Stock Fund—Advisor Class (class)
 T. Rowe Price International Stock Fund—R Class (class)
 T. Rowe Price Japan Fund (series)
 T. Rowe Price Latin America Fund (series)
 T. Rowe Price New Asia Fund (series)

T. Rowe Price International Index Fund, Inc. (corporation) T. Rowe Price International Equity Index Fund (series)
T. Rowe Price Media & Telecommunications Fund, Inc. (fund)
T. Rowe Price Mid-Cap Growth Fund, Inc. (fund) T. Rowe Price Mid-Cap Growth Fund—Advisor Class (class) T. Rowe Price Mid-Cap Growth Fund—R Class (class)
T. Rowe Price Mid-Cap Value Fund, Inc. (fund) T. Rowe Price Mid-Cap Value Fund—Advisor Class (class) T. Rowe Price Mid-Cap Value Fund—R Class (class)
T. Rowe Price New Era Fund, Inc. (fund)
T. Rowe Price New Horizons Fund, Inc. (fund)
T. Rowe Price New Income Fund, Inc. (fund) T. Rowe Price New Income Fund—Advisor Class (class) T. Rowe Price New Income Fund—R Class (class)
T. Rowe Price Personal Strategy Funds, Inc. (corporation)
 T. Rowe Price Personal Strategy Balanced Fund (series)
 T. Rowe Price Personal Strategy Growth Fund (series)
 T. Rowe Price Personal Strategy Income Fund (series)

T. Rowe Price Prime Reserve Fund, Inc. (fund)
T. Rowe Price Real Estate Fund, Inc. (fund) T. Rowe Price Real Estate Fund—Advisor Class (class)
T. Rowe Price Reserve Investment Funds, Inc. (corporation) T. Rowe Price Government Reserve Investment Fund (series) T. Rowe Price Reserve Investment Fund (series)
T. Rowe Price Retirement Funds, Inc. (corporation)
 T. Rowe Price Retirement 2005 Fund (series)
 T. Rowe Price Retirement 2010 Fund (series)
 T. Rowe Price Retirement 2010 Fund—Advisor Class (class)
 T. Rowe Price Retirement 2010 Fund—R Class (class)
 T. Rowe Price Retirement 2015 Fund (series)
 T. Rowe Price Retirement 2020 Fund (series)
 T. Rowe Price Retirement 2020 Fund—Advisor Class (class)
 T. Rowe Price Retirement 2020 Fund—R Class (class)
 T. Rowe Price Retirement 2025 Fund (series)
 T. Rowe Price Retirement 2030 Fund (series)
 T. Rowe Price Retirement 2030 Fund—Advisor Class (class)
 T. Rowe Price Retirement 2030 Fund—R Class (class)
 T. Rowe Price Retirement 2035 Fund (series)
 T. Rowe Price Retirement 2040 Fund (series)
 T. Rowe Price Retirement 2040 Fund—Advisor Class (class)
 T. Rowe Price Retirement 2040 Fund—R Class (class)
 T. Rowe Price Retirement 2045 Fund (series)
 T. Rowe Price Retirement Income Fund (series)
 T. Rowe Price Retirement Income Fund—Advisor Class (class)
 T. Rowe Price Retirement Income Fund—R Class (class)

T. Rowe Price Science & Technology Fund, Inc. (fund) T. Rowe Price Science & Technology Fund—Advisor Class (class)
T. Rowe Price Short-Term Bond Fund, Inc. (fund) T. Rowe Price Short-Term Bond Fund—Advisor Class (class)
T. Rowe Price Small-Cap Stock Fund, Inc. (fund) T. Rowe Price Small-Cap Stock Fund—Advisor Class (class)
T. Rowe Price Small-Cap Value Fund, Inc. (fund) T. Rowe Price Small-Cap Value Fund—Advisor Class (class)
T. Rowe Price Spectrum Fund, Inc. (corporation) Spectrum Growth Fund (series) Spectrum Income Fund (series) Spectrum International Fund (series)
T. Rowe Price Summit Funds, Inc. (corporation) T. Rowe Price Summit Cash Reserves Fund (series) T. Rowe Price Summit GNMA Fund (series)
T. Rowe Price Summit Municipal Funds, Inc. (corporation)
 T. Rowe Price Summit Municipal Money Market Fund (series)
 T. Rowe Price Summit Municipal Intermediate Fund (series)
 T. Rowe Price Summit Municipal Income Fund (series)

T. Rowe Price Tax-Efficient Funds, Inc. (corporation)
 T. Rowe Price Tax-Efficient Balanced Fund (series)
 T. Rowe Price Tax-Efficient Growth Fund (series)
 T. Rowe Price Tax-Efficient Multi-Cap Growth Fund (series)

T. Rowe Price Tax-Exempt Money Fund, Inc. (fund)
T. Rowe Price Tax-Free High Yield Fund, Inc. (fund)
T. Rowe Price Tax-Free Income Fund, Inc. (fund) T. Rowe Price Tax-Free Income Fund—Advisor Class (class)
T. Rowe Price Tax-Free Intermediate Bond Fund, Inc. (fund)
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (fund)
T. Rowe Price U.S. Bond Index Fund, Inc. (fund)
T. Rowe Price U.S. Treasury Funds, Inc. (corporation) U.S. Treasury Intermediate Fund (series) U.S. Treasury Long-Term Fund (series) U.S. Treasury Money Fund (series)
T. Rowe Price Value Fund, Inc. (fund) T. Rowe Price Value Fund—Advisor Class (class)

Balanced Fund

On August 31, 1992, the T. Rowe Price Balanced Fund acquired substantially all of the assets of the Axe-Houghton Fund B, a series of Axe-Houghton Funds, Inc. As a result of this acquisition, the SEC requires that the historical performance information of the Balanced Fund be based on the performance of Fund B. Therefore, all performance information of the Balanced Fund prior to September 1, 1992, reflects the performance of Fund B and investment managers other than T. Rowe Price. Performance information after August 31, 1992, reflects the combined assets of the Balanced Fund and Fund B.

Media & Telecommunications Fund

On July 28, 1997, the fund converted its status from a closed-end fund to an open-end mutual fund. Prior to the conversion the fund was known as New Age Media Fund, Inc.

Small-Cap Stock Fund

Effective May 1, 1997, the fund`s name was changed from the T. Rowe Price OTC Fund to the T. Rowe Price Small-Cap Stock Fund.

Equity Index 500 Fund

Effective January 30, 1998, the fund`s name was changed from T. Rowe Price Equity Index Fund to the T. Rowe Price Equity Index 500 Fund.

ORGANIZATION OF THE FUNDs (Massachusetts business trusts)

Capital Appreciation, Equity Income, GNMA, New America Growth, State Tax-Free Funds

For tax and business reasons, these funds were organized as Massachusetts business trusts. Each fund is registered with the SEC under the 1940 Act as an open-end investment company, commonly known as a "mutual fund."

The Declaration of Trust permits the Boards to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Boards may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the funds. In the event of the liquidation of the funds, each share is entitled to a pro-rata share of the net assets of the funds.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders` meeting for the election of trustees. Pursuant to Section 16(c) of the 1940 Act, holders of record of not less than two-thirds of the outstanding shares of the funds may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trusts, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trusts.

Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trusts may be terminated (i) upon the sale of their assets to another open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trusts, or (ii) upon liquidation and distribution of the assets of the Trusts, if approved by the vote of the holders of a majority of the outstanding shares of the Trusts. If not so terminated, the Trusts will continue indefinitely.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the funds. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the funds and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the funds or trustees. The Declaration of Trust provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the funds. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the funds themselves would be unable to meet their obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the funds, the shareholders of the funds paying such liability will be entitled to reimbursement from the general assets of the funds. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such funds.

The series and classes set forth below have been established by the Boards under the Declaration of Trust of the indicated trusts.
Massachusetts Business Trusts
T. Rowe Price California Tax-Free Income Trust (trust) California Tax-Free Bond Fund (series) California Tax-Free Money Fund (series)
T. Rowe Price Capital Appreciation Fund (fund) T. Rowe Price Capital Appreciation Fund—Advisor Class (class)
T. Rowe Price Equity Income Fund (fund) T. Rowe Price Equity Income Fund—Advisor Class (class) T. Rowe Price Equity Income Fund—R Class (class)
T. Rowe Price GNMA Fund (fund)
T. Rowe Price New America Growth Fund (fund) T. Rowe Price New America Growth Fund—Advisor Class (class)
T. Rowe Price State Tax-Free Income Trust (trust)
 Florida Intermediate Tax-Free Fund (series)
 Georgia Tax-Free Bond Fund (series)
 Maryland Short-Term Tax-Free Bond Fund (series)
 Maryland Tax-Free Bond Fund (series)
 Maryland Tax-Free Money Fund (series)
 New Jersey Tax-Free Bond Fund (series)
 New York Tax-Free Bond Fund (series)
 New York Tax-Free Money Fund (series)
 Virginia Tax-Free Bond Fund (series)

T. ROWE PRICE PROXY VOTING — POLICIES and procedures

On behalf of its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as investment adviser.

Proxy Administration

The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders` interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services (ISS) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm`s portfolio managers as voting guidelines. Ultimately, the chairperson of each fund`s Investment Advisory Committee is responsible for deciding and voting on the proxy proposals of companies in his or her fund. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee`s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee and the funds` Boards review T. Rowe Price`s proxy voting process, policies, and voting records.

T. Rowe Price has retained ISS, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing, and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price`s voting guidelines—many of which are consistent with ISS positions—T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price`s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities and costs involved with international investing may make it impossible or disadvantageous to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on compensation, nominating, and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Executive Compensation

Our goal is to assure that a company`s equity-based compensation plan is aligned with shareholders` long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company`s peers, dilution to shareholders, and comparability to plans in the company`s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices.

Anti-takeover, Capital Structure, and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, super majority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirors from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company`s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company`s management on social issues unless they have substantial economic implications for the company`s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business, the potential for conflicts of interest is relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since our voting guidelines are predetermined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients` proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager`s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company`s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote, and if a material conflict of interest is found to exist, the vote is reviewed by the fund`s board. With respect to personal conflicts of interest, T. Rowe Price`s Code of Ethics requires all employees to avoid placing themselves in a "compromising position" where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Retirement and Spectrum Funds

The funds own shares in underlying T. Rowe Price funds. If an underlying T. Rowe Price fund has a shareholder meeting, the Retirement and Spectrum Funds normally would vote their shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund. This is known as "echo voting" and is designed to avoid any potential for a conflict of interest.

T. Rowe Price Proxy Vote Disclosure

T. Rowe Price funds make broad disclosure of their proxy votes on troweprice.com. All funds, regardless of their fiscal years, must file with the SEC by August 31, their proxy voting records for the most recent 12-month period ended June 30.

federal registration of shares

The funds` shares (except for TRP Government Reserve Investment and TRP Reserve Investment Funds) are registered for sale under the 1933 Act. Registration of the funds` shares are not required under any state law, but the funds are required to make certain filings with and pay fees to the states in order to sell their shares in the states.

legal counsel

Willkie Farr & Gallagher LLP, whose address is 787 Seventh Avenue, New York, New York 10019, is legal counsel to the funds.

RATINGS OF COMMERCIAL PAPER

Moody`s Investors Service, Inc. P-1 superior capacity for repayment. P-2 strong capacity for repayment. P-3 acceptable capacity for repayment of short-term promissory obligations.

Standard & Poor`s Corporation A-1 highest category, degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 satisfactory capacity to pay principal and interest. A-3 adequate capacity for timely payment, but are more vulnerable to adverse effects of changes in circumstances than higher-rated issues. B and C speculative capacity to pay principal and interest.

Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate, but adverse changes could cause the securities to be rated below investment grade.

Moody`s Investors Service, Inc. The rating of Prime-1 is the highest commercial paper rating assigned by Moody`s. Among the factors considered by Moody`s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer`s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer`s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P1, P2, or P3.

Standard & Poor`s Corporation Commercial paper rated A (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer`s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer`s commercial paper is rated A1, A2, or A3.

Fitch IBCA, Inc. Fitch 1—Highest grade Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2—Very good grade Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

RATINGS OF CORPORATE and municipal DEBT SECURITIES

Moody`s Investors Service, Inc.

Aaa—Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

Aa—Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

Baa—Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to repayment of principal or payment of interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds rated C represent the lowest rated and have extremely poor prospects of attaining investment standing.

Standard & Poor`s Corporation

AAA—This is the highest rating assigned by Standard & Poor`s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC, C—Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer`s capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D—In default.

Fitch IBCA, Inc.

AAA—High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security, or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

AA—Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of AAA class, but a bond so rated may be junior, though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

A—Bonds rated A are considered to be investment grade and of high credit quality. The obligor`s ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor`s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB, B, CCC, CC, and C—Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer`s capacity to pay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.

RATINGS OF MUNICIPAL NOTES AND VARIABLE RATE SECURITIES

Moody`s Investors Service, Inc. VMIG1/MIG-1 the best quality. VMIG2/MIG-2 high quality, with margins of protection ample, though not so large as in the preceding group. VMIG3/MIG-3 favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. SG adequate quality, but there is specific risk.

Standard & Poor`s Corporation SP-1 very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2 satisfactory capacity to pay interest and principal. SP-3 speculative capacity to pay principal and interest.

Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate, but adverse changes could cause the securities to be rated below investment grade.

Redemptions in Kind

The funds have filed a notice of election under Rule 18f-1 of the 1940 Act. This permits the funds to effect redemptions in kind and in cash as set forth in the funds` prospectuses.

In the unlikely event a shareholder were to receive an in-kind redemption of portfolio securities of the funds, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

Issuance of Fund Shares for Securities

Transactions involving issuance of fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the funds; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.

Preferred International Value Fund
T. Rowe Price International Growth & Income Fund
Pro Forma Combined Portfolio of Investments
October 31, 2005
Unaudited
	Par/Shares					Market Value (000's)
	Preferred International Value Fund	TRP International Growth & Income Fund	Pro Forma Combined	Preferred International Value Fund	TRP International Growth & Income Fund	Pro Forma Combined

AUSTRALIA - 5.1%
Common Stock - 5.1%
Alinta		283,168	283,168		$ 2,302	$ 2,302
Australia & New Zealand Banking		648,072	648,072		11,446	11,446
Babcock & Brown (1)		431,214	431,214		5,409	5,409
BlueScope Steel (1)		701,244	701,244		4,456	4,456
Coles Myer		474,630	474,630		3,567	3,567
Downer EDI		739,926	739,926		3,373	3,373
Insurance Australia		674,880	674,880		2,623	2,623
Lend Lease Corp	1,516,966		1,516,966	$ 15,498		15,498
Macquarie Bank		147,949	147,949		7,190	7,190
Macquarie Office Trust, Equity Units (1)		2,619,118	2,619,118		2,449	2,449
Mirvac Group		442,568	442,568		1,267	1,267
National Australia Bank		503,096	503,096		12,450	12,450
Nufarm (1)		306,803	306,803		2,450	2,450
Oil Search		1,392,365	1,392,365		3,433	3,433
Pacific Brands		1,643,811	1,643,811		3,373	3,373
Publishing & Broadcasting		244,385	244,385		2,961	2,961
Qantas Airways		416,809	416,809		1,069	1,069
QBE Insurance (1)		217,804	217,804		2,910	2,910
Sims Group (1)		197,240	197,240		2,513	2,513
Westpac Banking		272,435	272,435		4,238	4,238
						94,977

AUSTRIA - 0.3%
Common Stock - 0.3%
Bank Austria Creditanstalt		55,950	55,950		6,152	6,152
						6,152

BELGIUM- 0.7%
Common Stock - 0.7%
Fortis		147,610	147,610		4,207	4,207
KBC		32,777	32,777		2,672	2,672
UCB		72,309	72,309		3,576	3,576
Union Miniere		16,406	16,406		1,643	1,643
						12,098

BRAZIL- 1.1%
Common Stock - 1.1%
Petroleo Brasileiro (Petrobras) ADR (USD)	223,608	78,600	302,208	14,289	4,509	18,798
Tele Norte Leste ADR (USD)		95,300	95,300		1,687	1,687
						20,485

CHILE - 0.1%
Common Stock - 0.1%
Compania de Telecomunics Chile ADR (USD)		196,600	196,600		1,903	1,903
						1,903

CHINA 1.4%
Common Stock - 1.4%
China Overseas Land & Investment (HKD)		10,642,000	10,642,000		3,269	3,269
China Petroleum (HKD)		12,738,000	12,738,000		5,117	5,117
China Shenhua Energy (HKD) (2)		1,936,000	1,936,000		2,126	2,126
China Telecom (HKD)		4,801,000	4,801,000		1,566	1,566
China Unicom (HKD)		982,000	982,000		754	754
Swire Pacific Ltd	1,527,500		1,527,500	13,709		13,709
						26,541
DENMARK - 0.5%
Common Stock - 0.5%
Tele Danmark		157,198	157,198		8,807	8,807
						8,807

FINLAND - 2.0%
Common Stock - 2.0%
Cargotec (1) (2)		88,580	88,580		2,624	2,624
Kesko		173,840	173,840		4,783	4,783
Neste Oil (2)		45,500	45,500		1,413	1,413
Nokia		768,663	768,663		12,909	12,909
Stora Enso OYJ (1)	981,600		981,600	12,577		12,577
TietoEnator		82,280	82,280		2,614	2,614
						36,920
FRANCE - 7.6%
Common Stock - 7.6%
AXA	713,760	318,710	1,032,470	20,689	9,238	29,927
BNP Paribas		131,990	131,990		10,016	10,016
Bouygues (1)		154,382	154,382		7,624	7,624
Carrefour SA (1)	290,581		290,581	12,926		12,926
CNP Assurances (1)		39,685	39,685		2,763	2,763
Compagnie de Saint-Gobain (1)		37,934	37,934		2,080	2,080
Pernod-Ricard (1)		20,095	20,095		3,515	3,515
Pinault Printemps Redoute		18,682	18,682		1,964	1,964
Publicis (1)		156,986	156,986		5,198	5,198
Renault (1)		85,843	85,843		7,435	7,435
Sanofi-Aventis (1)		152,514	152,514		12,222	12,222
Schneider Electric (1)	198,500		198,500	16,313		16,313
Societe Generale (1)		83,376	83,376		9,528	9,528
Total		64,416	64,416		16,235	16,235
Total ADR (USD)		600	600		76	76
Vivendi Universal		132,401	132,401		4,164	4,164
						141,986

GERMANY - 6.9%
Common Stock - 6.5%
Adidas-Salomon AG (1)	100,108		100,108	16,804		16,804
Altana AG (1)		62,599	62,599		3,529	3,529
BASF		113,240	113,240		8,171	8,171
Bayerische Motoren Werke		182,046	182,046		7,906	7,906
Celesio		32,040	32,040		2,772	2,772
Deutsche Post AG	628,100		628,100	14,012		14,012
E.ON AG		141,178	141,178		12,804	12,804
Hypo Real Estate Holding		137,858	137,858		6,669	6,669
METRO	370,194	118,902	489,096	16,851	5,412	22,263
MobilCom AG (1)		144,804	144,804		2,948	2,948
Munich Re		37,886	37,886		4,454	4,454
Siemens	184,481	59,680	244,161	13,731	4,442	18,173
						120,505

Preferred Stock - 0.4%
Fresenius (1)		23,210	23,210		3,263	3,263
Hugo Boss		102,700	102,700		3,406	3,406
						6,669

HONG KONG - 1.0%
Common Stock - 1.0%
Esprit Holdings		335,500	335,500		2,382	2,382
Hang Lung Group (1)		1,421,000	1,421,000		2,622	2,622
Hong Kong Electric		553,000	553,000		2,614	2,614
Hutchison Whampoa		886,800	886,800		8,417	8,417
Wheelock		1,026,000	1,026,000		1,646	1,646
						17,681

IRELAND - 0.9%
Common Stock - 0.9%
Allied Irish Banks		278,351	278,351		5,875	5,875
Bank of Ireland		461,659	461,659		6,994	6,994
DCC		173,781	173,781		3,231	3,231
						16,100

ITALY - 2.3%
Common Stock - 2.3%
Eni S.p.A. (1)		451,976	451,976		12,099	12,099
Eni S.p.A. ADR (USD)		1,500	1,500		201	201
Milano Assicurazioni		669,630	669,630		4,194	4,194
Saipem	997,500	280,118	1,277,618	14,315	4,020	18,335
UniCredito (1)	162,000	1,022,746	1,184,746	905	5,716	6,621
Unipol (1)		550,506	550,506		1,408	1,408
						42,858

JAPAN - 20.7%
Common Stock - 20.7%
Aioi Insurance (1)		658,000	658,000		4,663	4,663
Alpine Electronics		220,600	220,600		3,345	3,345
Aoyama Trading		90,000	90,000		2,701	2,701
Asahi Breweries (1)		225,900	225,900		2,823	2,823
Astellas Pharma		100,300	100,300		3,588	3,588
Bank of Fukuoka (1)		365,000	365,000		2,853	2,853
Bridgestone	813,000	219,000	1,032,000	16,646	4,484	21,130
Canon		155,600	155,600		8,237	8,237
Daiichi Sankyo (1)(2)		177,600	177,600		3,220	3,220
Denki Kagaku Kogyo		467,000	467,000		1,710	1,710
Fuji Photo Film Co	402,200		402,200	12,848		12,848
Goldcrest Company (1)		36,100	36,100		2,249	2,249
Hamamatsu Photonics (1)		106,500	106,500		2,470	2,470
Hino Motors		696,000	696,000		4,452	4,452
Honda		98,300	98,300		5,462	5,462
INPEX (1)		1,068	1,068		7,486	7,486
Kaneka		243,000	243,000		3,005	3,005
KDDI		917	917		5,236	5,236
Kirin Brewery		274,000	274,000		3,035	3,035
Kobayashi Pharmaceutical		53,000	53,000		1,637	1,637
Koito Manufacturing (1)		400,000	400,000		5,364	5,364
Kyocera Corp	206,400		206,400	13,382		13,382
Mitsubishi (1)		515,800	515,800		10,104	10,104
Mitsubishi Tokyo Financial	1,492	553	2,045	18,820	6,975	25,795
Mitsui Chemicals (1)		643,000	643,000		3,849	3,849
Mitsui Sumitomo Insurance		408,000	408,000		5,269	5,269
Nippon Express		709,000	709,000		3,895	3,895
Nippon Mining		695,000	695,000		5,115	5,115
Nippon Yusen (1)		1,442,000	1,442,000		8,733	8,733
Promise		61,300	61,300		3,897	3,897
Ricoh Leasing		143,100	143,100		3,807	3,807
Shimadzu		709,000	709,000		5,034	5,034
Sompo Japan Insurance Inc (1)	750,700		750,700	11,293		11,293
Sony (1)		187,000	187,000		6,100	6,100
Sony ADR (USD)		1,500	1,500		49	49
Sumitomo		818,000	818,000		9,209	9,209
Sumitomo Bakelite (1)		167,000	167,000		1,107	1,107
Sumitomo Trust & Banking	3,115,800	1,447,000	4,562,800	26,481	12,298	38,779
Takeda Chemical Industries	428,400	206,000	634,400	23,565	11,331	34,896
TDK		42,800	42,800		2,901	2,901
TEPCO (1)		237,000	237,000		5,892	5,892
Terumo (1)		116,200	116,200		3,526	3,526
The Bank of Yokohama		652,000	652,000		5,309	5,309
Toho Gas (1)		1,386,000	1,386,000		5,984	5,984
TonenGeneral Sekiyu (1)		440,000	440,000		4,901	4,901
Toppan Forms (1)		159,400	159,400		1,967	1,967
Toshiba (1)		1,181,000	1,181,000		5,498	5,498
Toyota Motor	379,300	439,800	819,100	17,616	20,425	38,041
Trans Cosmos (1)		52,900	52,900		2,686	2,686
Yamaha (1)		171,700	171,700		3,044	3,044
Yamato Transport (1)		123,000	123,000		2,031	2,031
York-Benimaru (1)		77,600	77,600		2,255	2,255
						381,862

MEXICO - 1.7%
Common Stock - 1.7%
America Movil ADR, Series L (USD)		140,700	140,700		3,693	3,693
Cemex		471,350	471,350		2,449	2,449
Grupo Financiero Banorte		470,286	470,286		4,008	4,008
Organizacion Soriana, Series B (2)		340,700	340,700		1,332	1,332
Telefonos De Mexico SA ADR (1)	887,080		887,080	17,901		17,901
Wal-Mart de Mexico, Series V		423,900	423,900		2,063	2,063
						31,446

NETHERLANDS - 4.4%
Common Stock - 4.4%
ABN AMRO	611,463	279,753	891,216	14,468	6,619	21,087
ABN AMRO ADR (USD)		3,000	3,000		71	71
Akzo Nobel (1)		49,437	49,437		2,135	2,135
DSM		132,673	132,673		4,766	4,766
ING Groep GDS	685,169	312,800	997,969	19,777	9,029	28,806
Koninklijke Wessanen GDS (1)		154,389	154,389		2,269	2,269
Philips Electronics		114,715	114,715		3,002	3,002
VNU NV (1)	592,046		592,046	18,838		18,838
						80,974

NORWAY - 1.7%
Common Stock - 1.7%
Aktiv Kapital		321,300	321,300		4,352	4,352
Statoil ASA (1)		659,243	659,243		14,660	14,660
Telenor ASA		902,400	902,400		8,827	8,827
Yara International		232,888	232,888		3,839	3,839
						31,678

PORTUGAL - 0.8%
Common Stock - 0.8%
Portugal Telecom SGPS SA	1,568,312		1,568,312	14,185		14,185
						14,185

SINGAPORE - 2.3%
Common Stock - 2.3%
Creative Technology		84,400			619	619
GES International		3,261,000			1,789	1,789
Keppel Corp Ltd (1)	1,030,800		1,030,800	7,071		7,071
Sembcorp		3,659,360			5,825	5,825
Singapore Press		687,250			1,819	1,819
Starhub		3,807,000			4,387	4,387
United Overseas Bank	1,896,000	701,336		15,474	5,724	21,198
						42,708

SOUTH KOREA - 1.6%
Common Stock - 1.6%
Kookmin Bank	310,270		310,270	17,802		17,802
LG Electronics Inc	171,400		171,400	11,207		11,207
						29,009

SPAIN - 4.1%
Common Stock - 4.1%
Acciona (1)		74,189	74,189		8,122	8,122
Banco Santander Central Hispano (1)		912,064	912,064		11,642	11,642
Banco Santander Central Hispano ADR (USD)		4,100	4,100		52	52
BBV Argentaria (1)	1,056,980		1,056,980	18,640		18,640
Gestevision Telecino		163,170	163,170		3,622	3,622
Iberdrola	571,569	151,672	723,241	15,310	4,063	19,373
Indra Sistemas		128,851	128,851		2,643	2,643
Repsol YPF SA (1)	410,180		410,180	12,237		12,237
						76,331

SWEDEN - 3.3%
Common Stock - 3.3%
Atlas Copco AB (1)	684,400		684,400	12,518		12,518
Autoliv GDR (1)		158,300	158,300		6,810	6,810
Foreningssparbanken		213,960	213,960		5,286	5,286
Nobia (1)		121,371	121,371		1,976	1,976
NORDEA		1,146,161	1,146,161		11,245	11,245
Peab (1)		304,997	304,997		3,511	3,511
S-E-Banken		216,580	216,580		4,046	4,046
SKF, Series B		217,060	217,060		2,744	2,744
SSAB Svenskt Stal, Series A		218,526	218,526		6,529	6,529
Svenska Handelsbanken, Series A		241,234	241,234		5,507	5,507
						60,172

SWITZERLAND - 6.7%
Common Stock - 6.7%
EFG International (1) (2)		161,400	161,400		4,636	4,636
Givaudan AG	27,600		27,600	17,784		17,784
Holcim	328,507	41,904	370,411	20,431	2,606	23,037
Nestle	61,471	40,877	102,348	18,290	12,163	30,453
Novartis		283,359	283,359		15,237	15,237
Swatch Group (1)	113,637		113,637	15,745		15,745
UBS		178,926	178,926		15,182	15,182
UBS (Registered shares) (USD)		316	316		27	27
Vontobel Holding		86,982	86,982		2,441	2,441
						124,542

TAIWAN - 0.2%
Common Stock - 0.2%
Acer		1,470,000	1,470,000		2,995	2,995
						2,995

THAILAND - 0.1%
Common Stock - 0.1%
Precious Shipping Foreign		16,000	16,000		16	16
Precious Shipping NVDR		2,325,200	2,325,200		2,238	2,238
						2,254

UNITED KINGDOM - 20.8%
Common Stock - 20.8%
Aegis Group		1,371,562	1,371,562		3,021	3,021
Alliance & Leicester		99,274	99,274		1,465	1,465
Alliance UniChem		231,051	231,051		3,150	3,150
Anglo American		368,175	368,175		10,870	10,870
Associated British Foods		323,901	323,901		4,533	4,533
AstraZeneca ADR (USD)		145,200	145,200		6,519	6,519
Aviva		602,329	602,329		7,108	7,108
Barclays		963,744	963,744		9,543	9,543
Barclays ADR (USD)		259,200	259,200		10,270	10,270
BP ADR (USD)		386,900	386,900		25,690	25,690
Bradford Bingley		524,351	524,351		3,226	3,226
Centrica		982,055	982,055		4,146	4,146
Close Brothers Group		182,188	182,188		2,469	2,469
Diageo		282,069	282,069		4,167	4,167
Dixons Group		801,540	801,540		2,041	2,041
DS Smith		629,683	629,683		1,520	1,520
Friends Provident		1,544,409	1,544,409		4,816	4,816
GKN		680,277	680,277		3,349	3,349
GlaxoSmithKline ADR (USD)		305,000	305,000		15,857	15,857
GlaxoSmithKline PLC	845,666		845,666	21,987		21,987
Group 4 Securicor PLC	2,768,900		2,768,900	7,367		7,367
Hanson		298,269	298,269		3,022	3,022
HBOS		516,423	516,423		7,620	7,620
HSBC		550,701	550,701		8,661	8,661
Kesa Electricals		461,030	461,030		1,956	1,956
Kingfisher	2,870,796		2,870,796	10,761		10,761
Lloyds TSB Group PLC	1,834,720		1,834,720	15,033		15,033
Marks & Spencer Group PLC	2,644,374		2,644,374	19,523		19,523
Mitchells & Butlers		539,355	539,355		3,462	3,462
Pearson PLC	1,331,810		1,331,810	14,798		14,798
Persimmon		131,482	131,482		2,005	2,005
Pilkington		1,610,007	1,610,007		4,366	4,366
RHM (2)		694,496	694,496		3,182	3,182
Rolls-Royce (2)		1,425,238	1,425,238		9,204	9,204
Rolls-Royce, Class B		47,602,949	47,602,949		76	76
Royal Bank of Scotland	513,286	778,710	1,291,996	14,203	21,547	35,750
Royal Dutch Shell ADR, Class B (USD)		416,529	416,529		27,245	27,245
Tesco		792,215	792,215		4,215	4,215
United Utilities		288,654	288,654		3,182	3,182
Vodafone ADR (USD)		595,300	595,300		15,633	15,633
Vodafone Group	8,203,901		8,203,901	21,519		21,519
WPP Group	1,399,600	557,739	1,957,339	13,556	5,482	19,038
						383,365

98.3% Total Common Stock and Preferred Stock (Cost $1,529,580)						1,815,203

MONEY MARKET FUNDS - 1.6%
T. ROWE PRICE RESERVE INVESTMENT FUND, 3.96% (3)(4)		6,979	6,979	-	6,979	6,979
STATE STREET REPO, 1.75%, 10/31/05	$21,950,000		21,950,000	21,950		21,950
Total Money Market Funds (Cost $28,929)						28,929

SECURITIES LENDING COLLATERAL - 14.4%
INVESTMENT IN MONEY MARKET POOLED ACCOUNT
MANAGED BY JPM, 3.897% (3)			-	-	138,256	138,256
STATE STREET SECURITIES LENDING QUALITY TRUST, 3.88%	127,932,440		127,932,440	127,932		127,932
Total Securities Lending Collateral (Cost $266,188)						266,188

Total Investments in Securities
114.3% of Net Assets (Cost $746,978, $1,077,719 and 1,824,697, respectively)				$ 879,577	$ 1,230,743	$2,110,320

All securities conform to the investment program of the T. Rowe Price International Growth & Income Fund.

Denominated in the currency of the country of incorporation unless otherwise noted

(1) All or a portion of this security is on loan at October 31, 2005

(2) Non-income producing

(3) Seven-day yield

(4) Affiliated Company

ADR American Depository Receipts

GDR Global Depository Receipts

GDS Global Depository Shares

HKD Hong Kong Dollar

NVDR Non-Voting Depository Shares

USD U.S. Dollar

The accompanying notes are an integral part of these pro forma combined financial statements.

PREFERRED INTERNATIONAL VALUE FUND

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2005

UNAUDITED

Amounts in thousands (except shares and per-share amounts)

T. Rowe Price

Preferred International

InternationalGrowth &Pro FormaPro Forma

Value FundIncome FundAdjustments (C)Combined

Assets

Investments in securities, at cost$746,978$1,077,719$1,824,697

Unrealized gain (loss) on securities132,599153,024285,623

Investments in securities, at value879,5771,230,7432,110,320

Other assets2,52619,15521,681

Total assets882,1031,249,8982,132,001

Liabilities

Obligation to return securities lending collateral127,932138,256266,188

Other liabilities86718,72019,587

Total liabilities128,799156,976285,775

NET ASSETS$753,304$1,092,922$1,846,226

Net Assets Consist of:

Undistributed net investment income (loss)$9,814$15,804$25,618

Undistributed net realized gain (loss)46,65212,11558,767

Net unrealized gain (loss)132,571152,992285,563

Paid-in-capital applicable to no par

value per share of beneficial interest;

unlimited shares authorized564,267$(564,267)--

Paid-in-capital applicable to $0.01 par

value per share capital stock outstanding;

2,000,000,000 shares authorized912,011564,2671,476,278

NET ASSETS$753,304$1,092,922$1,846,226

FUND SHARES OUTSTANDING44,137,21980,191,96811,130,857135,460,044

NET ASSET VALUE PER SHARE$17.07$13.63$13.63

The accompanying notes are an integral part of these pro forma combined financial statements.

PREFERRED INTERNATIONAL VALUE FUND

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND

PRO FORMA COMBINED STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2005

UNAUDITED

Amounts in thousands

T. Rowe Price

PreferredInternational

InternationalGrowth &Pro FormaPro Forma

Value FundIncome FundAdjustmentsCombined

Investment Income

Income

Dividend (net of foreign taxes of

$1,862, $1,843 and $3,705, respectively) $18,687$23,643$42,330

Interest351--351

Security Lending5209321,452

Total income19,55824,57544,133

Expenses

Investment management 7,0135,281$(2,041)Note 2A10,253

Shareholder servicing5521,7842,336

Custody and accounting1,280401(1,004)Note 2B677

Rule 12b-1 fees315315

Prospectus and shareholder reports7070

Legal and audit11630(116)Note 2B30

Registration98118(98)Note 2B118

Trustees or Directors399(39)Note 2B9

Proxy and annual meeting44

Miscellaneous638(63)Note 2B8

Reduction of fees and expenses

reimbursed by the manager(1,846)671,846Note 2A67

Total expenses7,3158,087(1,515)13,887

Net investment income12,24316,4881,51530,246

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

Securities44,73114,69259,423

Foreign currency transactions--(1,108)(1,108)

Net realized gain (loss)44,73113,58458,315

Change in net unrealized gain (loss)

Securities39,879103,924143,803

Other assets and liabilities

denominated in foreign currencies--(48)(48)

Change in net unrealized gain (loss)39,879103,876143,755

Net realized and unrealized gain (loss)84,610117,460202,070

INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS$96,853$133,948$1,515$232,316

The accompanying notes are an integral part of these pro forma combined financial statements.

PREFERRED INTERNATIONAL VALUE FUND

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

OCTOBER 31, 2005

Unaudited

Note 1 - Basis of Presentation

Subject to approval of the Agreement and Plan of Reorganization ("Agreement") by the shareholders of the Preferred International Value Fund ("Preferred"), T. Rowe Price International Growth & Income Fund ("Price"), a series of T. Rowe Price International Funds, Inc., would acquire substantially all of the assets of Preferred in exchange for shares of Price at the net asset value on the Valuation Date, as defined in the Agreement. Shares of Price would then be distributed, such that shareholders of Preferred would receive shares of Price having an aggregate net asset value equal to the aggregate net asset value of their Preferred shares. Preferred would be liquidated thereafter. The proposed merger is intended to qualify as a tax-free reorganization for federal income tax purposes, with no gain or loss recognized by the funds or their shareholders.

The pro forma information is intended to provide the shareholders of Preferred and Price with information about the impact of the proposed merger by showing how the merger might have affected historical financial statements if the transaction had been consummated at an earlier date. Accordingly, the pro forma financial statements reflect no scheduled redemptions of assets from Preferred, including those future redemptions of assets held in retirement and other benefit plans that Caterpillar offers its employees and its affiliates that are scheduled to occur prior to the proposed merger date. The pro forma combined Portfolio of Investments and pro forma combined Statement of Assets and Liabilities as of October 31, 2005 have been presented as if the proposed merger had taken place on October 31, 2005, and the pro forma combined Statement of Operations for the year ended October 31, 2005 has been presented as if the proposed merger had taken place on November 1, 2004. This information is based upon historical financial statement data giving effect to the pro forma adjustments described below. The pro forma financial statements should be read in conjunction with the separate financial statements of Preferred and Price, which are incorporated by reference into this Statement of Additional Information.

Note 2 - Pro Forma Adjustments

The pro forma combined financial statements reflect the following adjustments:

A decrease in investment management expense reflecting the difference between the Price fee rate of 0.66% and the Preferred fee rate of 0.95%.

A decrease in expenses resulting from the elimination of duplicate fees.

An increase in the number of fund shares outstanding as a result of the difference in per-share net asset value between Preferred and Price, as well as a change in the par value of capital stock authorized and outstanding.

Preferred Short-Term Government Securities Fund
T. Rowe Price Short-Term Bond Fund
Pro Forma Combined Portfolio of Investments
November 30, 2005
UNAUDITED
	Par/Shares (000's)					Market Value (000's)
	Preferred Short-Term Government Securities Fund	TRP Short-Term Bond Fund	Pro Forma Combined xb6	Preferred Short-Term Government Securities Fund	TRP Short-Term Bond Fund	Pro Forma Combined

CORPORATE BONDS AND NOTES - 39.2%
Banking - 13.3%
AIG Sunamerica Global Financing XII, 144A, 5.30%, 5/30/07		3,310	3,310		3,334	3,334
Allstate Financial Global Funding, 144A, 5.25%, 2/1/07		4,315	4,315		4,337	4,337
Bank of America, 5.25%, 2/1/07		6,720	6,720		6,757	6,757
Bank One, 6.50%, 2/1/06		2,880	2,880		2,889	2,889
CIT Group
5.50%, 11/30/07		2,880	2,880		2,912	2,912
VR, 4.49%, 8/15/08		5,035	5,035		5,034	5,034
Citigroup, 5.75%, 5/10/06		5,760	5,760		5,790	5,790
Countrywide Home Loans, 4.125%, 9/15/09		6,720	6,720		6,460	6,460
Fifth Third Bank, 2.70%, 1/30/07		3,000	3,000		2,931	2,931
Goldman Sachs Group, VR, 4.179%, 7/2/07		2,880	2,880		2,881	2,881
HBOS Treasury Services, 144A, 3.125%, 1/12/07		7,680	7,680		7,542	7,542
HBSC Bank, 7.625%, 6/15/06		4,125	4,125		4,184	4,184
Household Finance, 5.75%, 1/30/07		4,155	4,155		4,195	4,195
ING Security Life Insurance, 144A, 2.70%, 2/15/07		8,640	8,640		8,416	8,416
International Lease Finance, 3.75%, 8/1/07		7,200	7,200		7,073	7,073
Islandsbanki HF, 144A, VR, 4.237%, 10/15/08		9,025	9,025		9,034	9,034
IStar Financial, 4.875%, 1/15/09		3,935	3,935		3,866	3,866
JP Morgan Chase, 3.125%, 12/11/06		5,565	5,565		5,457	5,457
Key Bank, 4.412%, 3/18/08		2,400	2,400		2,371	2,371
Keycorp, 4.70%, 5/21/09		2,015	2,015		1,994	1,994
Landwirtschaftliche Rentenbank, 3.75%, 6/15/09		4,795	4,795		4,651	4,651
Marshall & Ilsley Bank
2.625%, 2/9/07		3,000	3,000		2,931	2,931
3.80%, 2/8/08		4,795	4,795		4,689	4,689
4.125%, 9/4/07		2,070	2,070		2,045	2,045
MassMutual Global Funding II, 144A, 3.25%, 6/15/07		6,170	6,170		6,029	6,029
Merrill Lynch
7.00%, 3/15/06		215	215		217	217
VR, 4.80%, 3/2/09		6,720	6,720		6,725	6,725
Morgan Stanley Dean Witter, 6.10%, 4/15/06		3,310	3,310		3,329	3,329
National Rural Utilities, 3.875%, 2/15/08		8,885	8,885		8,699	8,699
Principal Life Income Funding, 5.20%, 11/15/10		1,800	1,800		1,801	1,801
Regions Bank, 2.90%, 12/15/06		5,410	5,410		5,298	5,298
SLM Corporation
VR, 4.29%, 4/1/09		9,600	9,600		9,278	9,278
4.92%, 2/1/10	1,000		1,000	956		956
St. Paul Travelers Companies, 5.75%, 3/15/07		2,375	2,375		2,396	2,396
Swedish Export Credit, 2.875%, 1/26/07		5,775	5,775		5,674	5,674
Travelers Property Casualty, 3.75%, 3/15/08		1,695	1,695		1,648	1,648
U.S. Bank, 2.87%, 2/1/07		7,000	7,000		6,846	6,846
Vornado Realty, 4.50%, 8/15/09		3,600	3,600		3,498	3,498
Wachovia, VR, 4.121%, 7/20/07		2,880	2,880		2,881	2,881
Wells Fargo, 4.20%, 1/15/10		9,120	9,120		8,869	8,869
World Savings Bank, 4.125%, 12/15/09		7,000	7,000		6,785	6,785
						192,702

Consumer Products and Services - 7.0%
Abbott Laboratories, 5.625%, 7/1/06		4,055	4,055		4,077	4,077
Bunge Limited Finance, 4.375%, 12/15/08		5,715	5,715		5,577	5,577
Cargill, 144A, 6.25%, 5/1/06		6,240	6,240		6,278	6,278
Clorox, VR, 3.982%, 12/14/07		3,600	3,600		3,605	3,605
Comcast Cable Communications, 8.375%, 5/1/07		5,280	5,280		5,523	5,523
Dayton Hudson, 7.50%, 7/15/06		2,400	2,400		2,440	2,440
Genentech, 4.40%, 7/15/10		5,575	5,575		5,464	5,464
General Mills, 6.449%, 10/15/06		6,755	6,755		6,841	6,841
Harrahs Operating, 7.50%, 1/15/09		4,895	4,895		5,175	5,175
Home Depot, 3.75%, 9/15/09		5,075	5,075		4,883	4,883
IBM
2.375%, 11/1/06		5,280	5,280		5,174	5,174
3.80%, 2/1/08		8,165	8,165		7,994	7,994
Jones Apparel Group, 7.875%, 6/15/06		2,495	2,495		2,531	2,531
Kraft Foods, 4.625%, 11/1/06		4,655	4,655		4,641	4,641
Kroger, 7.80%, 8/15/07		4,795	4,795		4,984	4,984
McCormick
3.35%, 4/15/09		4,795	4,795		4,572	4,572
6.40%, 2/1/06		3,260	3,260		3,269	3,269
Medtronic, 144A, 4.375%, 9/15/10		6,400	6,400		6,251	6,251
Merck, 2.50%, 3/30/07		4,510	4,510		4,377	4,377
Safeway, 4.125%, 11/1/08		2,780	2,780		2,692	2,692
Viacom, 5.625%, 5/1/07		4,260	4,260		4,283	4,283
						100,631

Energy - 1.6%
Amerada Hess, 7.375%, 10/1/09		3,410	3,410		3,686	3,686
BP Canada Finance, 3.375%, 10/31/07		2,590	2,590		2,529	2,529
Devon Energy, 2.75%, 8/1/06		4,415	4,415		4,358	4,358
Encana, 4.60%, 8/15/09		5,375	5,375		5,306	5,306
Pemex Project Funding Master Trust, 144A, VR, 5.17%, 6/15/10		6,720	6,720		6,938	6,938
						22,817

Industrial - 5.9%
Alcoa, 4.25%, 8/15/07		2,375	2,375		2,351	2,351
American Honda Finance, 144A, 2.875%, 4/3/06		4,225	4,225		4,202	4,202
Caterpillar Financial Services, 4.50%, 9/1/08		6,240	6,240		6,173	6,173
Centex, 4.55%, 11/1/10		3,330	3,330		3,185	3,185
DaimlerChrysler N.A. Holding, 4.75%, 1/15/08		4,795	4,795		4,747	4,747
D.R. Horton, 4.875%, 1/15/10		3,245	3,245		3,140	3,140
Ford Motor Credit
6.50%, 1/25/07		2,640	2,640		2,554	2,554
VR, 4.87%, 3/21/07		2,155	2,155		2,053	2,053
5.29%, 11/16/06	1,000		1,000	970		970
6.875%, 2/1/06	2,000		2,000	1,992		1,992
GE Capital, 5.00%, 6/15/07		5,760	5,760		5,775	5,775
General Motors Acceptance, 6.75%, 1/15/06	5,000	5,760	10,760	4,983	5,755	10,738
Hertz, VR, 4.933%, 8/5/08		2,250	2,250		2,250	2,250
Hutchison Whampoa Finance, 144A, 6.95%, 8/1/07		4,300	4,300		4,434	4,434
John Deere Capital, 3.90%, 1/15/08		3,840	3,840		3,761	3,761
Lennar, VR, 4.636%, 3/19/09		3,165	3,165		3,164	3,164
MeadWestvaco, 2.75%, 12/1/05		3,550	3,550		3,550	3,550
Nissan Motor Acceptance, 144A, 4.625%, 3/8/10		5,280	5,280		5,176	5,176
NVR, 5.00%, 6/15/10		2,960	2,960		2,871	2,871
Praxair, 4.75%, 7/15/07		3,840	3,840		3,835	3,835
Pulte Homes, 4.875%, 7/15/09		3,240	3,240		3,161	3,161
Tyco International, 5.80%, 8/1/06		5,950	5,950		5,980	5,980
						86,062

Media & Communications - 5.1%
BellSouth, VR, 4.465%, 11/15/07		4,995	4,995		4,997	4,997
Belo, 8.00%, 11/1/08		2,490	2,490		2,647	2,647
Cox Enterprises, 144A, 4.375%, 5/1/08		5,900	5,900		5,764	5,764
Deutsche Telekom International Finance, 3.875%, 7/22/08		3,840	3,840		3,743	3,743
France Telecom, STEP, 7.45%, 3/1/06		5,855	5,855		5,894	5,894
News America Holdings, 7.375%, 10/17/08		5,565	5,565		5,922	5,922
SBC Communications, VR, 4.542%, 11/14/08		4,510	4,510		4,509	4,509
Sprint Capital, 7.625%, 1/30/11		5,280	5,280		5,828	5,828
Telecom Italia, 4.00%, 1/15/10		6,720	6,720		6,390	6,390
Telefonos de Mexico, 4.50%, 11/19/08		5,320	5,320		5,220	5,220
Telus, 7.50%, 6/1/07		4,795	4,795		4,967	4,967
Time Warner Entertainment, 7.25%, 9/1/08		5,900	5,900		6,203	6,203
Verizon Global Funding, 6.125%, 6/15/07		4,795	4,795		4,883	4,883
Verizon Wireless, 5.375%, 12/15/06		7,295	7,295		7,325	7,325
						74,292

Transportation (ex rail) - 0.3%
Union Pacific, 5.75%, 10/15/07		3,840	3,840		3,894	3,894
						3,894

Utilities - 6.0%
Alabama Power, 3.50%, 11/15/07		6,720	6,720		6,546	6,546
Appalachian Power, VR, 4.34%, 6/29/07		3,215	3,215		3,224	3,224
CE Electric UK Funding, 144A, 6.995%, 12/30/07		2,275	2,275		2,323	2,323
Centerpoint Energy, 5.875%, 6/1/08		4,795	4,795		4,874	4,874
Dominion Resources, 4.125%, 2/15/08		2,880	2,880		2,830	2,830
Duke Capital, 4.302%, 5/18/06		5,760	5,760		5,748	5,748
Energy East, 5.75%, 11/15/06		5,520	5,520		5,554	5,554
Enterprise Products Operations, 4.00%, 10/15/07		3,600	3,600		3,522	3,522
FirstEnergy, 5.50%, 11/15/06		3,045	3,045		3,058	3,058
Niagara Mohawk Power, 7.75%, 10/1/08		2,110	2,110		2,260	2,260
NiSource Finance, VR, 4.95%, 11/23/09		6,240	6,240		6,255	6,255
Panhandle Eastern Pipeline, 2.75%, 3/15/07		5,758	5,758		5,596	5,596
Pepco Holdings, 5.50%, 8/15/07		4,795	4,795		4,824	4,824
Pinnacle West Capital, 6.40%, 4/1/06		2,205	2,205		2,216	2,216
PPL Capital Funding, 4.33%, 3/1/09		3,840	3,840		3,729	3,729
Progress Energy, 5.85%, 10/30/08		4,895	4,895		4,978	4,978
PSEG Power, 6.875%, 4/15/06		5,130	5,130		5,166	5,166
Sempra Energy, VR, 4.84%, 5/21/08		5,230	5,230		5,244	5,244
TXU Energy, VR, 4.92%, 1/17/06		1,117	1,117		1,117	1,117
Western Power Distribution Holdings, 144A, 6.875%, 12/15/07		2,590	2,590		2,640	2,640
Wisconsin Electric Power, 3.50%, 12/1/07		5,400	5,400		5,257	5,257
						86,961

Total Corporate Bonds and Notes (Cost $576,291)						567,359

ASSET-BACKED SECURITIES - 10.4%
Aesop Funding II, Series 2003-5A, Class A1, 144A, 2.78%, 12/20/07		6,350	6,350		6,252	6,252
Americredit Automobile Recivable, 2.39%, 11/6/07	199		199	199		199
Ameriquest Mortgage Services, 4.37%, 10/25/33	903		903	900		900
Bank One Auto Securitization Trust, Series 2003-1, Class A3, 1.82%, 9/20/07		4,336	4,336		4,314	4,314
BankBoston Home Equity Loan Trust, Series 1998-2, Class A6, 6.64%, 12/25/28		3,353	3,353		3,401	3,401
Capital Auto Receivables Asset Trust
Series 2004-1, Class A4, 2.64%, 11/17/08		8,645	8,645		8,378	8,378
Series 2004-1, Class CTFS, 2.84%, 9/15/10		6,724	6,724		6,509	6,509
Chase Funding Mortgage Loan, Series 2002-4, Class 2A1, VR, 4.561%, 10/25/32		979	979		981	981
Citibank Credit Card Issuance Trust, Series 2001-A6, Class A6, 5.65%, 6/16/08		6,724	6,724		6,761	6,761
CNH Equipment Trust, Series 2003-B, Class A4B, 3.38%, 2/15/11		6,507	6,507		6,366	6,366
Credit-Based Asset Services and Securities Trust, Series 2005-CB5, Class AF2, VR, 4.831%, 8/25/35		4,899	4,899		4,851	4,851
GE Equipment Small Ticket LLC, 144A, 4.51%, 12/22/14	1,000		1,000	986		986
GS Auto Loan Trust, Series 2004-1, Class A3, 2.13%, 11/15/07		2,054	2,054		2,038	2,038
Harley-Davidson Motorcycle Trust
Series 2003-3, Class A2, 2.76%, 5/15/11		4,514	4,514		4,420	4,420
Series 2003-4, Class A2, 2.69%, 4/15/11		4,390	4,390		4,275	4,275
Hertz Vehicle Finance, Series 2004-1, Class A2, 144A, 2.38%, 5/25/08		12,008	12,008		11,651	11,651
Honda Auto Receivables Owner Trust, Series 2003-5, Class A4, 2.96%, 4/20/09		8,765	8,765		8,522	8,522
Household Affinity Credit Card, Series 2003-1, Class A, 1.227%, 2/15/10		4,803	4,803		4,821	4,821
Hyundai Auto Receivables Trust, Series 2003-A, Class A4, 3.02%, 10/15/10		1,700	1,700		1,657	1,657
John Deere Owner Trust
Series 2003-A, Class A3, 1.79%, 4/16/07		545	545		533	533
Series 2005-A, Class A4, 4.16%, 5/15/12		2,215	2,215		2,170	2,170
M & I Auto Loan Trust, Series 2005-1, Class A4, 4.914%, 3/21/11		6,300	6,300		6,311	6,311
Marriott Vacation Club Owner Trust, Series 2005-2, Class A, 144A, 5.25%, 10/20/27		5,600	5,600		5,596	5,596
MBNA Master Credit Card Trust II, Series 2000-D, Class A, VR, 4.32%, 9/15/09		10,182	10,182		10,219	10,219
Navistar Financial Owner Trust, Series 2003-B, Class A3, VR, 4.32%, 4/15/08		7,700	7,700		7,709	7,709
Nissan Auto Receivables Owner Trust
2.43%, 12/15/06	396		396	395		395
Series 2004-A, Class A, 2.76%, 7/15/09		8,645	8,645		8,378	8,378
New Century Home Equity Loan Trust, VR, 4.471%, 2/25/35	1,000		1,000	1,002		1,002
PP&L Transition Bond, Series 1999-1, Class A8, 7.15%, 6/25/09		5,043	5,043		5,293	5,293
Residential Asset Mortgage Products
Series 2003-RZ2, Class A1, CMO, VR, 3.60%, 4/25/33		2,591	2,591		2,497	2,497
Series 2004-RZ3, Class AI2, VR, 3.42%, 10/25/27		3,842	3,842		3,803	3,803
Residential Asset Securities, VR, 4.691%, 6/25/31	628		628	628		628
Sovereign Bank Home Equity Loan Trust, Series 2000-1, Class A6, 7.25%, 2/25/15		444	444		455	455
TXU Electric Delivery Transition, 3.52%, 11/15/11	770		770	750		750
USAA Auto Owner Trust, Series 2005-2, Class A4, 4.17%, 2/15/11		6,800	6,800		6,677	6,677
Volkswagen Auto Lease Trust, 3.94%, 10/20/10	1,000		1,000	984		984
Total Asset-Backed Securities (Cost $153,013)						150,682

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES - 4.9%
Banc of America Commercial Mortgage
Series 2003-1, Class A1, CMO, 3.878%, 9/11/36		4,137	4,137		3,975	3,975
Series 2004-6, Class A1, CMO, 3.801%, 12/10/42		2,996	2,996		2,929	2,929
Bank of America Mortgage Securities
Series 2003-L, Class 2A2, CMO, VR, 4.27%, 1/25/34		6,347	6,347		6,248	6,248
Series 2004-A, Class 2A2, CMO, VR, 4.123%, 2/25/34		3,749	3,749		3,678	3,678
Series 2004-H, Class 2A2, CMO, VR, 4.768%, 9/25/34		8,656	8,656		8,614	8,614
Bear Stearns Commercial Mortgage Securities
Series 2004-PWR6, Class A1, CMO, 3.688%, 11/11/41		2,510	2,510		2,461	2,461
Series 2005-PWR9, Class A1, CMO, 4.498%, 9/11/42		7,234	7,234		7,151	7,151
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A1, CMO, 3.787%, 10/15/41		1,969	1,969		1,923	1,923
Credit Suisse First Boston, Series 2005-C1, Class A2, CMO, 4.609%, 2/15/38		6,724	6,724		6,596	6,596
DLJ Commercial Mortgage, Series 1999-CG2, Class A1B, CMO, 7.30%, 6/10/32		5,571	5,571		5,941	5,941
Greenwich Capital Commercial Funding, Series 2004-GG1A, Class A2, CMO, 3.835%, 6/10/36		6,726	6,726		6,589	6,589
JP Morgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class A1, CMO, 4.613%, 10/15/42		2,112	2,112		2,095	2,095
Morgan Stanley Dean Witter, Series 2002-TOP7, Class A1, CMO, 5.38%, 1/15/39		3,286	3,286		3,313	3,313
Ryland-Mercury Savings Trust, Series 1998-MS2, Class A, VR, 4.131%, 10/25/18		16	16		15	15
Washington Mutual Mortgage Securities, Series 2004-AR1, Class A, CMO, VR, 4.229%, 3/25/34		5,001	5,001		4,900	4,900
Washington Mutual Mortgage Securities, 4.641%, 6/25/35	4,503		4,503	4,504		4,504
Total Non-U.S. Government Mortgage-Backed Securities (Cost $72,881)						70,932

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES - 15.9%
U.S. Government Agency Obligations xb1 - 15.0%
Federal Home Loan Mortgage
3.897%, 2/1/34	7,443		7,443	7,506		7,506
4.20%, 2/1/33	2,222		2,222	2,204		2,204
4.50%, 10/1/07		4,078	4,078		4,063	4,063
4.78%, 10/27/31	900		900	902		902
5.00%, 10/1 - 11/1/18		18,978	18,978		18,701	18,701

6.00%, 11/1/11 - 12/1/19		10,835	10,835		11,058	11,058
10.75%, 12/1/09		18	18		19	19
ARM, 4.721%, 8/1/35		4,223	4,223		4,123	4,123
CMO
2.37%, 12/15/09		5,789	5,789		5,650	5,650
3.32%, 12/15/11		2,881	2,881		2,747	2,747
4.00%, 1/15/22		8,645	8,645		8,506	8,506
5.00%, 1/15/19 - 1/15/28		37,463	37,463		37,277	37,277
6.50%, 8/15/23		724	724		730	730
CMO, IO, 4.50%, 5/15/16 - 4/15/18		5,215	5,215		627	627
Federal National Mortgage Assn.
3.12%, 7/1/33	3,052		3,052	3,047		3,047
3.91%, 1/1/35	8,024		8,024	7,948		7,948
3.943%, 2/1/33	2,323		2,323	2,297		2,297
4.294%, 1/1/35	4,686		4,686	4,633		4,633
4.424%, 2/1/32	3,774		3,774	3,729		3,729
4.50%, 5/1/18 - 5/1/19		18,287	18,287		17,706	17,706
5.00%, 1/1/09 - 11/1/18		8,166	8,166		8,055	8,055
5.00%, 5/25/27	230		230	229		229
5.11%,1/25/32	1,142		1,142	1,139		1,139
5.50%, 5/1/16 - 12/1/34		12,969	12,969		12,973	12,973
5.82%, 2/1/09	4,697		4,697	4,775		4,775
6.00%, 7/1 - 11/1/13		151	151		155	155
ARM
3.826%, 10/1/33		10,741	10,741		10,711	10,711
4.00%, 11/1/17		23	23		23	23
4.007%, 12/1/16 - 11/1/20		40	40		40	40
4.02%, 3/1/19		3	3		2	2
4.107%, 3/1/20		16	16		16	16
4.12%, 10/1/17		19	19		19	19
4.133%, 7/1/27		126	126		127	127
4.177%, 3/1/18		5	5		5	5
4.222%, 5/1/17 - 8/1/20		63	63		62	62
4.694%, 9/1/35		8,125	8,125		7,937	7,937
4.75%, 6/1 - 7/1/18		21	21		21	21
4.988%, 5/1/24		21	21		21	21
5.455%, 1/1/19		103	103		105	105
5.555%, 11/1/21		102	102		102	102
CMO
3.50%, 4/25/13		9,606	9,606		9,348	9,348
4.00%, 5/25/16		4,803	4,803		4,706	4,706
5.50%, 5/25/27		12,257	12,257		12,332	12,332
6.00%, 6/25/16		101	101		101	101
9.00%, 1/25/08		439	439		447	447
						216,924

U.S. Government Obligations - 0.9%
Government National Mortgage Assn.
4.287%, 9/16/25	2,481		2,481	2,430		2,430
5.311%, 11/16/15	103		103	103		103
6.00%, 7/15/17		2,078	2,078		2,134	2,134
7.00%, 9/15/12 - 12/15/13		2,016	2,016		2,100	2,100
8.00%, 5/15/07		25	25		25	25
8.50%, 1/15 - 3/15/06		1	1		1	1
9.00%, 2/15/06		-	0		-	0
9.50%, 8/15/09		1	1		1	1
10.00%, 11/15/09 - 10/15/21		50	50		54	54
10.50%, 11/15/15		13	13		14	14
11.00%, 4/20/14		2	2		2	2
11.25%, 7/15/13		25	25		27	27
11.50%, 3/15/10 - 12/15/15		238	238		264	264
11.75%, 8/15 - 9/15/13		88	88		99	99
CMO, 3.878%, 12/16/19		5,933	5,933		5,793	5,793
						13,047

Total U.S. Government & Agency Mortgage-Backed Securities (Cost $235,007)						229,971

FOREIGN GOVERNMENT OBLIGATIONS & AGENCY OBLIGATIONS - 1.3%
New South Wales Treasury, 8.00%, 3/1/08 (AUD)		8,045	8,045		6,257	6,257
United Mexican States (Mexico)
8.00%, 12/28/06 (MXN)		84,938	84,938		8,019	8,019
8.00%, 12/24/08 (MXN)		52,800	52,800		4,962	4,962
Total Foreign Government Obligations & Agency Obligations (Cost $18,675)						19,238

U.S. GOVERNMENT & AGENCY OBLIGATIONS
(EXCLUDING MORTGAGE-BACKED) - 15.6%
U.S. Government Agency Obligations xb1 - 11.6%
Federal Agricultural Mortgage, 4.25, 7/29/08	2,000		2,000	1,976		1,976
Federal Farm Credit Bank, 1.875%, 1/16/07		28,960	28,960		28,087	28,087
Federal Home Loan Mortgage
2.75%, 3/15/08		4,315	4,315		4,131	4,131
2.75%, 10/15/06	11,000		11,000	10,830		10,830
4.00%, 12/15/09		19,210	19,210		18,655	18,655
Federal National Mortgage Assn.
2.50%, 6/15/06	20,000	9,600	29,600	19,781	9,499	29,280
3.25%, 8/15/08		13,618	13,618		13,118	13,118
3.29%, 11/20/06	25,000		25,000	24,666		24,666
3.31%,1/26/07	14,000		14,000	13,786		13,786
3.53%, 10/19/07	10,000		10,000	9,792		9,792
4.25%, 7/15/07	2,000		2,000	1,986		1,986
VR, 3.07%, 2/17/09		11,620	11,620		11,305	11,305
						167,612

U.S. Treasury Obligations - 4.0%
U.S. Treasury Inflation-Indexed Notes
1.875%, 7/15/13		12,123	12,123		11,923	11,923
3.625%, 1/15/08		11,931	11,931		12,284	12,284
U.S. Treasury Notes
3.50%, 5/31/07		10,565	10,565		10,423	10,423
3.875%, 9/15/10	5,000		5,000	4,880		4,880
4.125%, 5/15/15	4,000		4,000	3,873		3,873
4.125%, 8/15/08	4,000		4,000	3,973		3,973
4.25%, 8/15/15	2,000		2,000	1,955		1,955
4.25%, 10/31/07	2,000		2,000	1,993		1,993
4.25%, 11/15/13		3,940	3,940		3,870	3,870
4/50%, 11/15/15	3,000		3,000	3,000		3,000
						58,174

Total U.S. Government & Agency Obligations (excluding Mortgage-Backed) (Cost $229,589)						225,786

Municipal Bonds - 0.1%
Illinois Education Facilities, 3.90%, 3/1/30	1,000		1,000	998		998

Total Municipals (Cost $1,000)						998

MONEY MARKET FUNDS - 11.8%
T. Rowe Price Reserve Investment Fund, 4.13% #		163,095	163,095		163,095	163,095
State Street Global Advisors Government Money Market Fund	7,748		7,748	7,748		7,748
Total Money Market Funds (Cost $170,843)						170,843

Total Investments in Securities
99.2% of Net Assets (Cost $173,709, $1,283,590 and $1,457,299, respectively)				$171,428	$1,264,381	$1,435,809

1 All securities conform to the investment program of the T. Rowe Price Short-Term Bond Fund.

Affiliated Company

xb1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

# Seven-day yield

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $107,183 and represents 7.4% of net assets

ARM Adjustable Rate Mortgage

AUD Austrailian Dollar

CMO Collateralized Mortgage Obligation

IO Interest only security for which the fund receives interest on notional principal (par)

STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

VR Variable Rate; rate shown is effective rate at period end

The accompanying notes are an integral part of these pro forma combined financial statements.

PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND

T. ROWE PRICE SHORT-TERM BOND FUND

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2005

UNAUDITED

Amounts in thousands (except shares and per-share amounts)

Preferred

Short-Term T. Rowe Price

GovernmentShort-TermPro FormaPro Forma

Securities FundBond FundAdjustments (C) Combined

Assets

Investments in securities, at cost$173,709$1,283,590$1,457,299

Net unrealized gain (loss) on securities(2,281)(19,209)(21,490)

Investments in securities, at value171,4281,264,3811,435,809

Other assets1,59612,00413,600

Total assets173,0241,276,3851,449,409

Liabilities

Other liabilities902,341 2,431

Total liabilities90 2,341 2,431

NET ASSETS$172,934$1,274,044$1,446,978

Net Assets Consist of:

Undistributed net investment income (loss)$27$(4,182)$(4,155)

Undistributed net realized gain (loss)(2,702)(16,117)(18,819)

Net unrealized gain (loss)(2,281)(19,202)(21,483)

Paid-in-capital applicable to no par value

per share of beneficial interest;

unlimited shares authorized 177,890$(177,890)--

Paid-in-capital applicable to $0.01 par

value per share capital stock outstanding;

1,000,000,000 shares authorized1,313,545177,8901,491,435

NET ASSETS$172,934$1,274,044$1,446,978

FUND SHARES OUTSTANDING17,911,586272,432,69919,040,169309,384,454

NET ASSET VALUE PER SHARE$9.65$4.68$4.68

PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND

T. ROWE PRICE SHORT-TERM BOND FUND

PRO FORMA COMBINED STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 2005

UNAUDITED

Amounts in thousands

Preferred

Short-Term T. Rowe Price

GovernmentShort-TermPro FormaPro Forma

Securities FundBond FundAdjustmentsCombined

Investment Income

Income

Interest $5,909$48,531$54,440

Dividend1264,1444,270

Total income6,03552,67558,710

Expenses

Investment management 6315,688141Note 2A6,460

Shareholder servicing1052,1622,267

Custody and accounting75228 (44) Note 2B259

Prospectus and shareholder reports--120120

Legal and audit4421(44)Note 2B21

Registration1279(12)Note 2B79

Proxy and annual meeting--18 18

Trustees or Directors1012(10)Note 2B12

Rule 12b-1 fees--1111

Miscellaneous2015(20)Note 2B15

Reduction/Repayment of fees and expenses

Investment mgt fees (waived) repaid(8)9158Note 2A915

Expenses (reimbursed by) repaid to mgr--(1,656)(1,656)

Total expenses8897,613198,521

Expenses paid indirectly--(23)(23)

Net Expenses8897,590198,498

Net investment income 5,14645,085(19)50,212

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

Securities(975)(5,579)(6,554)

Futures--(1,063)(1,063)

Foreign currency transactions--221221

Net realized gain (loss)(975) (6,421)(7,396)

Change in net unrealized gain (loss)

Securities(1,597)(15,361)(16,958)

Futures--(25)(25)

Other assets and liabilities

denominated in foreign currencies--66

Change in net unrealized gain (loss)(1,597)(15,380)(16,977)

Net realized and unrealized gain (loss)(2,572)(21,801)(24,373)

INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS$2,574$23,284$(19)$25,839

The accompanying notes are an integral part of these pro forma combined financial statements.

PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND

T. ROWE PRICE SHORT-TERM BOND FUND

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

NOVEMBER 30, 2005

Unaudited

Note 1 - Basis of Presentation

Subject to approval of the Agreement and Plan of Reorganization ("Agreement") by the shareholders of the Preferred Short-Term Government Securities Fund ("Preferred"), T. Rowe Price Short-Term Bond Fund, Inc. ("Price") would acquire substantially all of the assets of Preferred in exchange for shares of Price at the net asset value on the Valuation Date, as defined in the Agreement. Shares of Price would then be distributed, such that shareholders of Preferred would receive shares of Price having an aggregate net asset value equal to the aggregate net asset value of their Preferred shares. Preferred would be liquidated thereafter. The proposed merger is intended to qualify as a tax-free reorganization for federal income tax purposes, with no gain or loss recognized by the funds or their shareholders.

The pro forma information is intended to provide the shareholders of Preferred and Price with information about the impact of the proposed merger by showing how the merger might have affected historical financial statements if the transaction had been consummated at an earlier date. Accordingly, the pro forma financial statements reflect no scheduled redemptions of assets from Preferred, including those future redemptions of assets held in retirement and other benefit plans that Caterpillar offers its employees and its affiliates that are scheduled to occur prior to the proposed merger date. The pro forma combined Portfolio of Investments and pro forma combined Statement of Assets and Liabilities as of November 30, 2005 have been presented as if the proposed merger had taken place on November 30, 2005, and the pro forma combined Statement of Operations for the year ended November 30, 2005 has been presented as if the proposed merger had taken place on December 1, 2004. This information is based upon historical financial statement data giving effect to the pro forma adjustments described below. The pro forma financial statements should be read in conjunction with the separate financial statements of Preferred and Price, which are incorporated by reference into this Statement of Additional Information.

Note 2 - Pro Forma Adjustments

The pro forma combined financial statements reflect the following adjustments:

A increase in investment management expense reflecting the difference between the Price fee rate of 0.41% and the Preferred fee rate of 0.35%.

A decrease in expenses resulting from the elimination of duplicate fees.

An increase in the number of fund shares outstanding as a result of the difference in per-share net asset value between Preferred and Price, as well as a change in the par value of capital stock authorized and outstanding.

Preferred Fixed Income Fund
T. Rowe Price New Income Fund
Pro Forma Combined Portfolio of Investments
November 30, 2005
UNAUDITED
	Par/Shares (000's)						Market Value (000's)
	Preferred Fixed Income Fund	TRP New Income Fund	Pro Forma Combined xb6			Preferred Fixed Income Fund	TRP New Income Fund	Pro Forma Combined

CORPORATE BONDS AND NOTES - 18.0%

Aerospace and Defense - 0.0%
Boeing Capital, 6.50%, 2/15/12 xa4	535		535			576		576
Lockheed Martin, 8.50%, 12/1/29	175		175			235		235
Northrop Grumman, 4.079%, 11/16/06	275		275			273		273
Raytheon, 6.55%, 3/15/10	165		165			174		174
								1,258

Automobiles and Related - 0.7%
DaimlerChrysler
6.50%, 11/15/13	110	5,515	5,625			114	5,730	5,844
7.30%, 1/15/12	290		290			312		312
7.75%, 1/18/11	235		235			257		257
General Motors Acceptance
5.85% 1/14/09 xa4	370		370			335		335
6.125% 1/1/07	355		355			341		341
6.125% 8/28/07	650		650			610		610
6.15% 4/5/07	1,030		1,030			976		976
6.311% 11/30/07	290		290			261		261
7.75% 1/19/10	570		570			541		541
MTN, 4.375, 12/10/07	160		160			143		143
General Motors Acceptance
7.20% 1/15/11 xa4	435		435			307		307
8.375% 7/5/33	250		250			200		200
8.375% 7/14/33 xa4	800		800			540		540
Ford Motor Credit
5.80%, 1/12/09		7,850	7,850				7,007	7,007
6.625%, 6/16/28	80		80			75		75
7.375%, 10/28/09	3,490		3,490			3,208		3,208
VR, 5.29%, 11/16/06		2,690	2,690				2,630	2,630
Ford Motor
4.95% 1/15/08	760		760			693		693
6.625% 10/1/28	90		90			60		60
7.25% 10/25/11	1,170		1,170			1,054		1,054
7.45% 7/16/31 xa4	270		270			190		190
7.875% 6/15/10	1,185		1,185			1,111		1,111
Visteon, 8.25%, 8/1/10	150		150			131		131
								26,826

Banking - 1.5%
Bank of America, 7.40%, 1/15/11	750		750			825		825
Bank of America Capital Trust, 5.625%, 3/8/35		5,570	5,570				5,355	5,355
Bank One
5.25%, 1/30/13		4,920	4,920				4,908	4,908
5.90%, 11/15/11	825		825			855		855
Capital One Bank, 6.50%, 6/13/13		7,910	7,910				8,397	8,397
First Union, 6.40%, 4/1/08		2,055	2,055				2,126	2,126
HBOS, 144A, 6.00%, 11/1/33		3,990	3,990				4,126	4,126
Huntington National Bank, 4.375%, 1/15/10		5,200	5,200				5,044	5,044
MBNA America Bank
4.625%, 8/3/09		4,550	4,550				4,497	4,497
7.125%, 11/15/12		2,200	2,200				2,444	2,444
Sumitomo Mitsui Banking, 144A, 5.625%, 7/29/49		2,300	2,300				2,267	2,267
U.S. Bancorp
4.50%, 7/29/10		4,450	4,450				4,358	4,358
MTN, 3.125%, 3/15/08	420		420			405		405
Wachovia, 5.50%, 8/1/35		2,740	2,740				2,608	2,608
Wells Fargo
4.20%, 1/15/10	140		140			136		136
6.375%, 8/1/11	335		335			357		357
VR, 3.924%, 6/12/06 xa4	1,220		1,220			1,221		1,221
4.02%, 3/23/07		5,480	5,480				5,482	5,482
								55,411

Broadcasting - 0.3%
AOL Time Warner
7.625%, 4/15/31		5,485	5,485				6,207	6,207
7.70%, 5/1/32	1,145		1,145			1,312		1,312
Clear Channel Communications
4.25%, 5/15/09	250		250			239		239
4.625%, 1/15/08 xa4	30		30			29		29
4.90%, 5/15/05	180		180			161		161
5.50%, 9/15/14	720		720			681		681
7.65%, 9/15/10		4,640	4,640				4,960	4,960
Entercom Communications, 7.625%, 3/1/14	130		130			130		130
Sinclair Broadcast Group, 8.00%, 3/15/12	20		20			21		21
Sun Media, 7.625%, 2/15/13	50		50			51		51
								13,791

Building and Real Estate - 0.6%
Beazer Homes USA, 8.625%, 5/15/11	10		10			10		10
Centex, 5.45%, 8/15/12		4,830	4,830				4,729	4,729
D.R. Horton
4.875%, 1/15/10		5,000	5,000				4,837	4,837
8.50%, 4/15/12	55		55			59		59
Lennar, 144A, 5.60%, 5/31/15		4,080	4,080				3,918	3,918
NVR, 5.00%, 6/15/10		4,875	4,875				4,729	4,729
Pulte Homes, 7.875%, 8/1/11		4,640	4,640				5,080	5,080
								23,362

Cable Operators - 0.5%
AT&T Broadband, 8.375%, 3/15/13		5,005	5,005			5,777	5,777
Comcast
6.50%, 1/15/15-11/15/35	40	2,480	2,520		42	2,495	2,537
7.125%, 6/15/13	185		185		200		200
Cox Communications, 7.75%, 11/1/10		6,300	6,300			6,824	6,824
CSC Holdings
7.625%, 4/1/11	175		175		175		175
7.625%, 7/15/18	20		20		19		19
Kabel Deutschland GMBH, 144A, 10.625%, 7/1/14	75		75		81		81
Rogers Cable
5.50%, 3/15/14	20	3,820	3,840		19	3,534	3,553
6.75%, 3/15/15	70		70		70		70
Shaw Communications
7.20%, 2/15/11	61		61		63		63
7.25%, 4/6/11	50		50		52		52
8.25%, 4/11/10	6		6		6		6
							19,357

Conglomerates - 0.8%
General Electric Capital
6.00%, 6/15/12		6,375	6,375			6,681	6,681
6.125%, 2/22/11		5,290	5,290			5,539	5,539
MTN, 5.45%, 1/15/13	690		690		702		702
MTN, VR, 4.13%, 9/15/14	1,370		1,370		1,377		1,377
Tyco International
6.00%, 11/15/13	810		810		825		825
6.375%, 2/15/06-10/15/11	1,225	6,500	7,725		1,265	6,743	8,008
6.875%, 1/15/29	2,725		2,725		2,914		2,914
United Technologies, 5.40%, 5/1/35		4,450	4,450			4,346	4,346
							30,392

Container - 0.1%
Sealed Air, 144A, 5.375%, 4/15/08		4,830	4,830			4,832	4,832
Solo Cup, 8.50%, 2/15/14 xa4	40		40		36		36
							4,868

Diversified Chemicals - 0.1%
Dow Chemical
6.00%, 10/1/12	325		325		340		340
6.125%, 2/1/11		2,995	2,995			3,132	3,132
							3,472

Drugs - 0.2%
Amgen, 4.00%, 11/18/09		3,045	3,045			2,948	2,948
Bristol-Myers Squibb, 5.75%, 10/1/11	140		140		144		144
Genetech, 4.75%, 7/15/15		3,820	3,820			3,705	3,705
							6,797

Electric Utilities - 1.8%
AES
7.75%, 3/1/14	99		99		103		103
8.875%, 2/15/11 xa4	47		47		51		51
9.375%, 9/15/10	92		92		100		100
9.50%, 6/1/09 xa4	95		95		102		102
144A, 8.75%, 5/15/13	449		449		488		488
Alabama Power, VR, 4.026%, 8/25/09		3,690	3,690			3,704	3,704
Black Hills, 6.50%, 5/15/13		4,790	4,790			4,915	4,915
CE Electric UK Funding, 144A, 6.995%, 12/30/07		3,555	3,555			3,630	3,630
Centerpoint Energy, 7.25%, 9/1/10		3,415	3,415			3,657	3,657
Cleveland Electric Illumination, 5.65%, 12/15/13	100		100		101		101
Dominion Resources
4.75%, 12/15/10	160		160		156		156
5.70%, 9/17/12	570		570		578		578
El Paso Electric
6.00%, 5/15/35		4,900	4,900			4,845	4,845
8.375%, 6/15/32	685		685		758		758
Exelon Generation
5.35%, 1/15/14		4,550	4,550			4,550	4,550
5.625%, 6/15/35	470		470		432		432
FirstEnergy
5.50%, 11/15/06	300		300		301		301
6.45%, 11/15/11	110	4,450	4,560		116	4,696	4,812
7.375%, 11/15/31	1,310		1,310		1,507		1,507
General Electric, 5.00%, 2/1/13	1,660		1,660		1,647		1,647
Midamerican Energy, 6.75%, 12/30/31	165		165		187		187
Niagara Mohawk Power, 7.75%, 10/1/08	1,150		1,150		1,230		1,230
Oncor Electric Delivery, 6.375%, 1/15/15	100		100		106		106
Pacific Energy Partners, 7.125%, 6/15/14	60		60		62		62
Pacific Gas & Electric, 6.05%, 3/1/34	290	3,745	4,035		293	3,784	4,077
Pinnacle West Capital, 6.40%, 4/1/06		3,975	3,975			3,994	3,994
PPL Capital Funding, 4.33%, 3/1/09		4,705	4,705			4,569	4,569
Progress Energy, 6.75%, 3/1/06		3,108	3,108			3,123	3,123
Public Service of New Mexico, 4.40%, 9/15/08		4,395	4,395			4,315	4,315
Reliant Energy, 6.75%, 12/15/14	180		180		158		158
Sonat, 7.625%, 7/15/11 xa4	340		340		339		339
Southern Natural Gas
8.00%, 3/1/32	830		830		892		892
8.875%, 3/15/10	130		130		139		139
Tri-State Generation, 144A, 6.04%, 1/31/18		2,640	2,640			2,696	2,696
TXU
6.375%, 6/15/06	60		60		60		60
6.55%, 11/15/34	1,035		1,035		959		959
TXU Energy, 7.00%, 3/15/13	130		130		138		138
Westar Energy, 5.10%, 7/15/20		2,790	2,790			2,636	2,636
WPD Holdings, 144A, 6.875%, 12/15/07		2,500	2,500			2,548	2,548
							68,665

Electronic Components - 0.0%
Sungard Data Systems,144A, 9.125%, 8/15/13	120		120		124		124
							124

Energy - 0.4%
Amerigas Partners, 144A, 7.25%, 5/20/15	80		80		82		82
Apache, 6.25%, 4/15/12	390		390		419		419
Chesapeake Energy
6.25%, 1/15/18	150		150		144		144
7.50%, 9/15/13	30		30		32		32
Peabody Energy
5.875%, 4/15/16 xa4	40		40		39		39
6.875%, 3/15/13	107		107		110		110
Plains Exploration & Production, 7.125%, 6/15/14 xa4	90		90		92		92
Pogo Producing, 144A, 6.875%, 10/1/17	60		60		59		59
Pride International, 7.375%, 7/15/14 xa4	130		130		140		140
Teekay Shipping, 8.875%, 7/15/11	159		159		179		179
Transocean, 7.50%, 4/15/31		2,750	2,750			3,391	3,391
Williams Companies
144A, 6.75% 4/15/09	4,410		4,410		4,443		4,443
144A, 7.511% 5/1/09	600		600		617		617
7.50% 1/15/31	195		195		197		197
XTO Energy
6.25% 4/15/13	280		280		295		295
7.50% 4/15/12	30		30		34		34
YPF Sociedad Anonima, 10.00%, 11/2/28		4,320	4,320			5,054	5,054
							15,327

Entertainment and Leisure - 0.1%
International Speedway, 4.20%, 4/15/09		2,130	2,130			2,065	2,065
Readers Digest Association, 6.50%, 3/1/11	50		50		49		49
							2,114

Exploration and Production - 0.5%
Diamond Offshore Drilling
4.875%, 7/1/15		3,340	3,340			3,232	3,232
5.15%, 9/1/14		3,250	3,250			3,232	3,232
Encana Holdings Finance, 5.80%, 5/1/14		4,780	4,780			4,953	4,953
Hydro Quebec., 7.50%, 4/1/16	220		220		263		263
Kaneb Pipe Line Operations, 7.75%, 2/15/12		5,040	5,040			5,625	5,625
Kerr McGee, 7.875%, 9/15/31	1,390		1,390		1,611		1,611
							18,916

Finance and Credit - 1.5%
AIFUL, 144A, 5.00%, 8/10/10	500		500		492		492
American General Finance, 5.40%, 12/1/15		6,465	6,465			6,392	6,392
Banque Paribas NY, 6.875%, 3/1/09	140		140		148		148
Bear Stearns, MTN, VR, 4.136%, 6/19/06	200		200		200		200
CIT Group, 5.00%, 2/1/15		8,350	8,350			8,058	8,058
Citigroup, 5.00%, 9/15/14	1,040		1,040		1,021		1,021
Colonial Bank, 9.375%, 6/1/11		3,690	3,690			4,295	4,295
Countrywide Home Loans
4.125%, 9/15/09		7,885	7,885			7,580	7,580
MTN, VR, 4.50%, 2/17/06	570		570		570		570
E*Trade Financial, 144A, 7.375%, 9/15/13	40		40		40		40
Export Import Bank of Korea, 144A, 5.25%, 2/10/14	225		225		224		224
Forest City Enterprises
6.50%, 2/1/17	48		48		47		47
7.625%, 6/1/15	20		20		21		21
Household Finance	79		79		88		88
6.375%, 10/15/11-11/27/12	520		520		549		549
7.00%, 5/15/12	20		20		22		22
HSBC Finance
5.00%, 6/30/15		5,570	5,570			5,369	5,369
6.75%, 5/15/11	470		470		505		505
International Lease Finance			0				0
5.125%, 11/1/10		2,515	2,515			2,508	2,508
6.375%, 3/15/09		2,135	2,135			2,214	2,214
JP Morgan Chase
4.50%, 11/15/10	240		240		234		234
5.35%, 3/1/07	375		375		377		377
5.75%, 1/2/13	450		450		461		461
LaQuinta Properties, 7.00%, 8/15/12	20		20		21		21
Northern Trust, 4.60%, 2/1/13		2,855	2,855			2,785	2,785
Residential Capital, 6.125%, 11/21/08		3,130	3,130			3,127	3,127
SLM Corporation, VR
4.29%, 4/1/09	1,060	3,560	4,620		1,024	3,440	4,464
4.40%, 1/26/09		5,200	5,200			5,213	5,213
UGS, 10.00%, 6/1/12	40		40		44		44
US Bank National Association, 6.375%, 8/1/11	265		265		282		282
							57,351

Food Processing - 0.5%
Bunge Limited Finance, 4.375%, 12/15/08		4,910	4,910			4,791	4,791
Kraft Foods
5.25%, 6/1/07	400		400		402		402
5.625%, 11/1/11	300	4,360	4,660		306	4,445	4,751
McCormick, 6.40%, 2/1/06		6,770	6,770			6,790	6,790
WM Wrigley, 4.65%, 7/15/15		1,365	1,365			1,324	1,324
							18,058

Food/Tobacco - 0.1%
Altria Group
7.00%, 11/4/13	260		260		282		282
7.75%, 1/15/27	590		590		682		682
Philip Morris, 7.20%, 2/1/07		1,730	1,730			1,772	1,772
R J Reynolds Tobacco Holdings
7.25%, 6/1/12 xa4	875		875		885		885
7.75%, 5/15/06	220		220		222		222
							3,843

Gaming - 0.2%
GTECH Holdings, 4.50%, 12/1/09		5,265	5,265			4,801	4,801
Harrah's Operating
5.50%, 7/1/10		3,430	3,430			3,413	3,413
7.875%, 12/15/05	118		118		118		118
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/10	80		80		83		83
Mandalay Resort Group, 9.50%, 8/1/08	10		10		11		11
MGM Grand, 9.75%, 6/1/07	105		105		111		111
MGM Mirage
6.75%, 9/1/12	100		100		101		101
8.50%, 9/15/10	101		101		110		110
144A, 6.625%, 7/15/15	120		120		119		119
Mohegan Tribal Gaming Authority, 8.00%, 4/1/12	20		20		21		21
Park Place Entertainment
7.00%, 4/15/13 xa4	8		8		8		8
8.125%, 5/15/11	61		61		67		67
Station Casinos
6.00%, 4/1/12	90		90		90		90
6.875%, 3/1/16	60		60		61		61
							9,114

Gas & Gas Transmission - 0.5%
Atmos Energy, 4.00%, 10/15/09		5,355	5,355			5,119	5,119
Boardwalk Pipelines, 5.50%, 2/1/17		1,280	1,280			1,259	1,259
Duke Capital
4.302%, 5/18/06		3,200	3,200			3,193	3,193
6.25%, 2/15/13		3,035	3,035			3,156	3,156
Duke Energy
3.75%, 3/5/08	440		440		429		429
6.25%, 1/15/12	165		165		173		173
Enterprise Products Operations, 4.95%, 6/1/10		3,340	3,340			3,269	3,269
Panhandle Eastern Pipeline, 4.80%, 8/15/08		3,340	3,340			3,306	3,306
Semgroup, 144A, 8.75%, 11/15/15	10		10		10		10
Suburban Propane Partners., 6.875%, 12/15/13	160		160		148		148
							20,062

Healthcare Services - 0.4%
AmerisourceBergen, 144A, 5.875%, 9/15/15	120		120		121		121
Columbia/HCA Healthcare, 7.25%, 5/20/08	40		40		41		41
Davita, 7.25%, 3/15/15	70		70		71		71
HCA
5.75%, 3/15/14	40		40		39		39
6.25%, 2/15/13	640		640		634		634
6.30%, 10/1/12	220		220		219		219
6.375%, 1/15/15 xa4	1,060		1,060		1,053		1,053
Highmark, 144A, 6.80%, 8/15/13		3,715	3,715			3,943	3,943
Manor Care, 8.00%, 3/1/08	83		83		88		88
Medtronic, 144A, 4.75%, 9/15/15		6,415	6,415			6,195	6,195
Omnicare, 8.125%, 3/15/11	59		59		61		61
Tenet Healthcare
6.375%, 12/1/11	271		271		245		245
9.875%, 7/1/14	994		994		997		997
144A, 9.25%, 2/1/15	623		623		611		611
Ventas Realty
6.75%, 6/1/10	70		70		71		71
7.125%, 6/1/15	60		60		62		62
8.75%, 5/1/09	80		80		86		86
9.00%, 5/1/12	20		20		23		23
							14,560

Insurance - 1.6%
ACE INA Holdings, 5.875%, 6/15/14		3,665	3,665			3,770	3,770
Allstate Financial Global Funding, 144A, 5.25%, 2/1/07		4,830	4,830			4,854	4,854
Cigna, 7.40%, 5/15/07		1,860	1,860			1,919	1,919
Cincinnati Financial, 6.92%, 5/15/28		3,435	3,435			3,816	3,816
Fund American Companies, 5.875%, 5/15/13		4,395	4,395			4,404	4,404
Genworth Financial, 5.75%, 6/15/14		4,360	4,360			4,493	4,493
Jefferson-Pilot Capital Trust, 144A, 8.14%, 1/15/46		2,780	2,780			2,955	2,955
Mangrove Bay Trust, 144A, 6.102%, 7/15/13		2,300	2,300			2,267	2,267
Nationwide Financial Services, 5.90%, 7/1/12		4,800	4,800			4,948	4,948
Nationwide Mutual Insurance, 144A, 6.60%, 4/15/34		2,535	2,535			2,518	2,518
NLV Financial, 144A, 7.50%, 8/15/33		3,135	3,135			3,431	3,431
Principal Life Global Funding I, 144A, 5.25%, 1/15/13		4,550	4,550			4,585	4,585
Prudential Financial, 3.75%, 5/1/08		4,190	4,190			4,080	4,080
Security Benefit Life Insurance, 144A, 7.45%, 10/1/33		2,000	2,000			2,273	2,273
Sun Life of Canada Capital Trust, 144A, 8.526%, 5/29/49		6,500	6,500			6,983	6,983
Transamerica Capital, 144A, 7.65%, 12/1/26		2,320	2,320			2,637	2,637
							59,933

Investment Dealers - 0.8%
Franklin Resources, 3.70%, 4/15/08		1,530	1,530			1,488	1,488
Goldman Sachs Capital I, 6.345%, 2/15/34		9,280	9,280			9,454	9,454
Goldman Sachs Group
4.50%, 6/15/10	200		200		195		195
4.75%, 7/15/13	80		80		77		77
6.60%, 1/15/12	350		350		374		374
MTN, VR, 4.129%, 8/1/06	2,500		2,500		2,501		2,501
Legg Mason, 6.75%, 7/2/08		2,370	2,370			2,462	2,462
Lehman Brothers Holdings
3.50%, 8/7/08		6,960	6,960			6,725	6,725
4.00%, 1/22/08	350		350		344		344
6.625%, 1/18/12	235		235		252		252
Merrill Lynch
4.25%, 2/8/10		4,895	4,895			4,746	4,746
MTN, 3.375%, 9/14/07	385		385		375		375
Morgan Stanley Group
3.625%, 4/1/08	10		10		10		10
5.30%, 3/1/13	90		90		90		90
5.80%, 4/1/07	825		825		834		834
							29,927

Lodging - 0.0%
Hilton Hotels, 7.625%, 5/15/08	127		127		132		132
HMH Properties, 7.875%, 8/1/08 xa4	9		9		9		9
Host Marriott, 9.50%, 1/15/07	76		76		79		79
Starwood Hotels & Resorts Worldwide, 7.375%, 5/1/07	119		119		122		122
							342

Long Distance - 0.2%
Sprint Capital
4.78%, 8/17/06	520		520		520		520
6.00%, 1/15/07	750		750		758		758
6.125%, 11/15/08	340		340		350		350
6.875%, 11/15/28		7,190	7,190			7,749	7,749
8.375%, 3/15/12	20		20		23		23
							9,400

Manufacturing - 0.2%
Case New Holland, 9.25%, 8/1/11	49		49		52		52
John Deere Capital, 7.00%, 3/15/12	295	4,870	5,165		325	5,356	5,681
							5,733

Media and Communications - 0.3%
Belo, 8.00%, 11/1/08		960	960			1,021	1,021
Echostar, VR, 7.304%, 10/1/08	147		147		150		150
Lamar Media, 7.25%, 1/1/13	109		109		112		112
Liberty Media
5.70%, 5/15/13 xa4	250		250		228		228
7.875%, 7/15/09 xa4	20		20		21		21
VR, 5.37%, 9/17/06	773		773		778		778
News America, 6.20%, 12/15/34	85	2,955	3,040		84	2,907	2,991
Premier Entertainment, 10.75%, 2/1/12	60		60		52		52
River Rock Entertainment Authority, 9.75%, 11/1/11	30		30		32		32
TCI Communications, 7.875%, 2/15/26	455		455		520		520
Time Warner, 6.875%, 5/1/12	520		520		558		558
Time Warner Entertainment
7.25%, 9/1/08		4,895	4,895			5,146	5,146
8.375%, 7/15/33	10		10		12		12
							11,621

Metals and Mining - 0.1%
Corporacion Nacional Del Cobre, 144A, 4.75%, 10/15/14	210		210		201		201
Newmont Mining, 5.875%, 4/1/35		5,225	5,225			5,042	5,042
							5,243

Miscellaneous Consumer Products - 0.0%
American Achievement, 8.25%, 4/1/12 xa4	30		30		30		30
Eastman Kodak
7.25%, 11/15/13	335		335		318		318
MTN, 3.625%, 5/15/08	520		520		478		478
							826

Oil Field Services - 0.2%
Halliburton, 5.50%, 10/15/10		6,500	6,500			6,626	6,626
OMI, 7.625%, 12/1/13 xa4	80		80		81		81
							6,707

Paper and Paper Products - 0.2%
Celulosa Arauco Y Constitucion, 8.625%, 8/15/10		5,100	5,100			5,725	5,725
Georgia-Pacific
8.125%, 5/15/11	20		20		20		20
9.375%, 2/1/13	67		67		75		75
9.50%, 1/1/11	39		39		42		42
International Paper, 5.50%, 1/15/14	215		215		209		209
Weyerhaeuser, 6.75%, 3/15/12	460		460		485		485
							6,556

Petroleum - 0.9%
Amerada Hess
7.30%, 8/15/31	1,315		1,315		1,500		1,500
7.875%, 10/1/29		4,450	4,450			5,306	5,306
Anadarko Petroleum, 6.75%, 5/1/11	335		335		360		360
ChevronTexaco, 3.50%,9/17/07	625		625		612		612
Conoco, 6.95%, 4/15/29	5		5		6		6
ConocoPhillips, 5.90%, 10/15/32	5	4,230	4,235		5	4,520	4,525
Devon Energy, 7.95%, 4/15/32	495		495		622		622
Devon Financing, 6.875%, 9/30/11		5,750	5,750			6,247	6,247
Pemex Project Funding Master Trust
7.375%, 12/15/14		3,040	3,040			3,362	3,362
144A, VR, 5.17%, 6/15/10		4,360	4,360			4,502	4,502
Petro Canada, 5.95%, 5/15/35		4,410	4,410			4,366	4,366
PF Export Receivables Master Trust, 144A, 6.436%, 6/1/15		2,179	2,179			2,207	2,207
Seariver Maritime Financial Holdings, zero coupon, 9/1/12	780		780		559		559
Vintage Petroleum
7.875%, 5/15/11	30		30		31		31
8.25%, 5/1/12	80		80		86		86
Western Oil Sands, 8.375%, 5/1/12	220		220		247		247
							34,538

Railroads - 0.3%
Canadian National Railway, 6.25%, 8/1/34		4,740	4,740			5,211	5,211
Kansas City Southern, 9.50%, 10/1/08	25		25		27		27
Norfolk Southern
6.00%, 4/30/08		5,735	5,735			5,868	5,868
6.75%, 2/15/11 xa4	145		145		156		156
							11,262

Real Estate Investment Trust Securities - 0.4%
Archstone-Smith Operating Trust, 5.25%, 5/1/15		4,210	4,210			4,124	4,124
Developers Diversified Realty, 3.875%, 1/30/09		3,305	3,305			3,167	3,167
iStar Financial, 5.125%, 4/1/11		4,450	4,450			4,311	4,311
Simon Property Group, 3.75%, 1/30/09		4,320	4,320			4,138	4,138
							15,740

Restaurants - 0.2%
Yum! Brands, 7.70%, 7/1/12		6,030	6,030			6,744	6,744
							6,744

Retail - 0.1%
JC Penney, 7.40%, 4/1/37	20		20		53		53
Oxford Industries, 8.875%, 6/1/11	60		60		61		61
Russell, 9.25%, 5/1/10	71		71		72		72
Wal-Mart, 5.25%, 9/1/35		4,870	4,870			4,595	4,595
							4,781

Satellites - 0.0%
DirecTV Holdings, 6.375%, 6/15/15	180		180		177		177
							177

Savings and Loan - 0.1%
Webster Financial, 5.125%, 4/15/14		4,930	4,930			4,804	4,804
							4,804

Services - 0.1%
Iron Mountain, 8.625%, 1/1/13	85		85		89		89
Waste Management
6.375%, 11/15/12	380		380		402		402
6.50%, 11/15/08 xa4	430		430		446		446
7.75%, 5/15/32	810		810		984		984
Service Corp International, 144A, 7.00%, 6/15/17	120		120		119		119
							2,040

Specialty Chemicals - 0.0%
IMC Global
10.875%, 8/1/13	50		50		58		58
11.25%, 6/1/11	100		100		109		109
Lyondell Chemical, 9.625%, 5/1/07	114		114		119		119
Macdermid, 9.125%, 7/15/11	30		30		32		32
Westlake Chemical, 8.75%, 7/15/11	60		60		64		64
							382

Supermarkets - 0.1%
Kroger, 8.05%, 2/1/10		4,505	4,505			4,871	4,871
							4,871

Telecommunications - 0.2%
British Telecommunication, 8.375%, 12/15/10	410		410		467		467
Citizens Communications, 9.25%, 5/15/11	40		40		44		44
EIRCOM Funding, 8.25%, 8/15/13	120		120		130		130
Qwest
5.625%, 11/15/08	550		550		545		545
8.875%, 3/15/12	50		50		56		56
Tele Communications, 9.80%, 2/1/12	30		30		36		36
Telus, 8.00%, 6/1/11		3,940	3,940			4,427	4,427
Valor Telecommunications Enterprise, 7.75%, 2/15/15	60		60		59		59
							5,764

Telephones - 0.8%
Cincinnati Bell, 7.00%, 2/15/15	232		232		224		224
France Telecom, STEP, 8.00%, 3/1/11		4,050	4,050			4,553	4,553
Intelsat Bermuda, 144A, 8.625%, 1/15/15	110		110		110		110
Nextel Communications
5.95%, 3/15/14	44		44		44		44
7.375%, 8/1/15	150		150		158		158
SBC Communications
5.10%, 9/15/14		4,245	4,245			4,128	4,128
5.30%, 11/15/10		3,300	3,300			3,300	3,300
Telecom Italia Capital
4.95%, 9/30/14	430		430		410		410
5.25%, 11/15/13-10/1/15	120	5,100	5,220		116	4,996	5,112
Telefonos de Mexico, 5.50%, 1/27/15		3,665	3,665			3,601	3,601
Verizon Global Funding
4.375%, 6/1/13 xa4	65		65		61		61
7.375%, 9/1/12	205		205		228		228
7.75%, 12/1/30		5,245	5,245			6,120	6,120
Verizon New York, 6.875%, 4/1/12	465		465		483		483
							28,532

Transportation Services - 0.1%
ERAC USA Finance Company, 144A, 5.60%, 5/1/15		4,270	4,270			4,209	4,209
Union Pacific
6.50%, 4/15/12	100		100		107		107
6.65%, 1/15/11	130		130		139		139
							4,455

Wireless Communications - 0.3%
America Movil, 5.50%, 3/1/14		3,025	3,025			2,961	2,961
AT&T Wireless
7.875%, 3/1/11	225		225		252		252
8.125%, 5/1/12	75		75		86		86
8.75%, 3/1/31		4,180	4,180			5,528	5,528
Cingular Wireless, 6.50%, 12/15/11	220		220		234		234
Rogers Wireless Communications
6.375%, 3/1/14	120		120		119		119
7.50%, 3/15/15	20		20		20		20
							9,200

Total Corporate Bonds and Notes (Cost $684,987)							683,246

ASSET-BACKED SECURITIES - 3.8%

Auto-Backed - 0.4%
Chase Manhattan Auto Owner Trust, Series 2003-A, Class A4, 2.06%, 12/15/09		8,467	8,467			8,251	8,251
M&I Auto Loan Trust, 2.31%, 2/20/08	405		405		402		402
WFS Financial Owner Trust, Series 2004-1, Class A4, 2.81%, 8/22/11		5,071	5,071			4,964	4,964
							13,617

Credit Card-Backed - 1.4%
Capital One Multi-Asset Execution Trust
Series 2004-A8, Class A8, VR, 4.25%, 8/15/15		23,800	23,800			23,873	23,873
Series 2005-A7, Class A7, 4.70%, 6/15/15		11,144	11,144			11,003	11,003
Chase Issuance Trust, Series 2005-A7, Class A7, 4.55%, 3/15/13		12,179	12,179			12,017	12,017
MBNA Credit Card Master Note Trust, Series 2005-A6, Class A6, 4.50%, 1/15/13		5,883	5,883			5,801	5,801
							52,694

Equipment Lease Small - 0.2%
GE Equipment Small Ticket, Series 2005-1A, Class A4, 144A, 4.51%, 12/22/14		8,026	8,026			7,914	7,914
							7,914

Home Equity Loans-Backed - 0.7%
BankBoston Home Equity Loan Trust, Series 1998-1, Class A6, 6.35%, 2/25/13		1,875	1,875			1,935	1,935
Chase Funding Mortgage Loan, Series 2002-2, Class 1M1, 5.599%, 9/25/31		977	977			967	967
Countrywide Asset-Backed Certificates
Series 2003-5, Class AF3, 3.613%, 4/25/30		253	253			252	252
VR, 4.47%, 11/15/28	390		390		402		402
Credit-Based Asset Services and Securities Trust, Series 2005-CB5, Class AF2, VR, 4.831%, 8/25/35		4,413	4,413			4,370	4,370
New Century Home Equity Loan Trust
Series 2005-A, Class A6, VR, 4.954%, 8/25/35		13,222	13,222			12,757	12,757
Series 2005-A, Class M2, VR, 5.344%, 8/25/35		5,115	5,115			4,967	4,967
							25,650

Other Asset-Backed - 0.5%
Aegis Asset Backed Securities Trust, VR, 4.291%, 6/25/35	2,391		2,391		2,392		2,392
AQ Financial, 144A, VR, 4.451%, 8/25/08	21		21		21		21
Bayview Financial Asset Trust, 144A, VR, 4.741%, 1/25/33	834		834		835		835
Conseco Financial Securitization
6.60%, 2/1/33	697		697		702		702
7.27%, 9/1/32	800		800		733		733
Countrywide Home Equity Loan Trust, 4.36%, 10/15/35	3,910		3,910		3,912		3,912
Crusade Global, VR, 4.076%, 9/18/34	1,275		1,275		1,276		1,276
EMC Mortgage Loan Trust, 144A, VR, 4.741%, 11/25/41	1,038		1,038		1,041		1,041
GSMPS Mortgage Loan Trust, 144A, VR, 4.421%, 7/25/35	3,045		3,045		3,045		3,045
Keycorp Student Loan Trust, VR, 4.195%, 12/27/16	550		550		550		550
MSDWCC Heloc Trust, VR, 4.381%, 7/25/17	434		434		434		434
Pegasus Aviation Lease Securities, 144A, 8.37%, 3/25/30	400		400		254		254
Provident Bank Home Equity Loan Trust, VR, 4.581%, 1/25/31	226		226		226		226
PSNH Funding, 6.48%, 5/1/15	1,000		1,000		1,071		1,071
Residential Funding Mortgage Securities II, 4.311%, 9/25/35	3,842		3,842		3,828		3,828
							20,320

Stranded Asset - 0.6%
Peco Energy Transition Trust Series 2001-A, Class A1, 6.52%, 12/31/10		10,647	10,647			11,314	11,314
PSE&G Transition Funding Series 2001-1, Class A6, 6.61%, 6/15/15		3,131	3,131			3,407	3,407
Reliant Energy Transition Bond Series 2001-1, Class A4, 5.63%, 9/15/15		7,954	7,954			8,193	8,193
							22,914

Total Asset-Backed Securities (Cost $144,605)							143,109

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES - 7.8%

Commercial Mortgage Backed Securities - 5.2%
Banc of America Commercial Mortgage
5.115%, 10/10/45	350		350		345		345
Series 2003-1, Class A2, CMO, 4.648%, 9/11/36		19,124	19,124			18,518	18,518
Series 2004-6, Class A1, CMO, 3.801%, 12/10/42		2,197	2,197			2,148	2,148
Bear Stearns Commercial Mortgage Securities
Series 2002-TOP8, Class A2, CMO, 4.83%, 8/15/38		7,618	7,618			7,497	7,497
Series 2004-PWR6, Class A1, CMO, 3.688%, 11/11/41		1,657	1,657			1,624	1,624
Series 2005-PWR8, Class A4, CMO, 4.674%, 6/11/41		13,769	13,769			13,165	13,165
Series 2005-PWR9, Class AAB, CMO, 4.804%, 9/15/42		10,068	10,068			9,852	9,852
Series 2005-T18, Class A1, CMO, 4.274%, 2/13/42		13,436	13,436			13,220	13,220
Series 2005-T20, Class A1, CMO, 4.94%, 10/12/42		12,259	12,259			12,257	12,257
VR, 4.561%, 1/25/34	477		477		479		479
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A1, CMO, 3.787%, 10/15/41		1,652	1,652			1,614	1,614
Commercial Mortgage, Series 2005-LP5, Class A1, CMO, PTC, 4.235%, 5/10/43		12,707	12,707			12,528	12,528
Deutsche Mortage and Asset Receiving, 6.538%, 6/15/31	1,697		1,697		1,741		1,741
DLJ Commercial Mortgage, Series 1999-CG2, Class A1B, CMO, 7.30%, 6/10/32		12,063	12,063			12,864	12,864
GE Capital Commercial Mortgage, Series 2001-1, Class A2, CMO, 6.531%, 3/15/11		10,485	10,485			11,157	11,157
GMAC Commercial Mortgage, 6.70%, 5/15/30
Greenwich Capital Commercial Funding	1,496		1,496		1,543		1,543
Series 2004-GG1A, Class A2, CMO, 3.835%, 6/10/36		7,953	7,953			7,791	7,791
Series 2005-GG3, Class AAB, CMO, VR, 4.619%, 8/10/42		3,475	3,475			3,396	3,396
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A2, CMO, 4.293%, 8/1/38		5,613	5,613			5,523	5,523
JPMorgan Chase Commercial Mortgage Securities
4.895%, 9/12/37	2,880		2,880		2,794		2,794
4.918%, 10/15/42	1,100		1,100		1,068		1,068
Series 2001-CIB2, Class A2, CMO, 6.244%, 4/15/35		5,920	5,920			6,043	6,043
Series 2001-CIBC, Class A3, CMO, 6.26%, 3/15/33		6,751	6,751			7,077	7,077
Series 2005-LDP4, Class ASB, CMO, VR, 4.824%, 10/15/42		13,361	13,361			13,093	13,093
LB-UBS Commercial Mortgage Trust
Series 2004-C2, Class A2, CMO, , 3.246%, 3/15/29		5,544	5,544			5,257	5,257
Series 2004-C4, Class A2, CMO, VR, 4.567%, 5/15/29		10,903	10,903			10,759	10,759
Series 2005-C1, Class A4, CMO, 4.742%, 2/15/30		3,174	3,174			3,065	3,065
Morgan Stanley Dean Witter Capital
4.989%, 8/13/42	910		910		889		889
Series 2002-TOP7, Class A2, CMO, 5.98%, 1/15/39		8,722	8,722			9,080	9,080
							196,387

Other Commercial Mortgage-Backed - 0.1%
Diversified REIT Trust, 144A, IO, 0.532%, 3/18/11	30,817		30,817		433		433
First Franklin Mortgage Loan Trust, VR, 4.271%, 3/25/35	2,104		2,104		2,104		2,104
Peoples Choice Home Loan Securities Trust, VR, 4.301%, 5/25/35	1,767		1,767		1,767		1,767
							4,304

Whole Loans-Backed - 2.5%
Bank of America Mortgage Securities
Series 2003-L, Class 2A2, CMO, VR, 4.27%, 1/25/34		10,990	10,990			10,818	10,818
Series 2004-A, Class 2A2, CMO, VR, 4.12%, 2/25/34		6,109	6,109			5,994	5,994
Series 2004-D, Class 2A2, CMO, VR, 4.202%, 5/25/34		3,493	3,493			3,431	3,431
Series 2004-H, Class 2A2, CMO, VR, 4.768%, 9/25/34		3,882	3,882			3,863	3,863
Series 2004-I, Class 3A2, CMO, VR, 4.931%, 10/25/34		4,076	4,076			4,026	4,026
Series 2005-J, Class 2A1, CMO, VR, 5.112%, 11/25/35		13,475	13,475			13,386	13,386
Countrywide Alternative Loan Trust, VR
4.501%, 10/25/35	3,700		3,700		3,701		3,701
4.521%, 10/25/35	3,991		3,991		3,991		3,991
4.489%, 10/25/35	4,191		4,191		4,197		4,197
4.41%, 1/25/36	1,990		1,990		1,990		1,990
Credit Suisse First Boston, VR, 4.841%, 11/25/31	885		885		887		887
GS Mortgage Securities
4.68%, 7/10/39	700		700		679		679
6.62%, 10/18/30	685		685		708		708
IMPAC CMB Trust, VR, 4.651%, 3/25/33	412		412		412		412
Lehman XS Trust, VR, 4.50%, 12/25/35	1,990		1,990		1,990		1,990
Master Reperforming Loan Trust, 144A, 7.00%, 8/25/34	1,607		1,607		1,651		1,651
Merrill Lynch Mortgage Trust, 4.747%, 5/12/43	600		600		576		576
Opteum Mortgage Acceptance, 4.361%, 11/25/35	5,951		5,951		5,905		5,905
Structured Adjustable Rate Mortgage Loan Trust, VR, 4.531%, 8/25/35	3,442		3,442		3,438		3,438
Washington Mutual Mortgage Securities
5.00%, 9/25/18	2,000		2,000		2,000		2,000
Series 2004-AR1, Class A, CMO, VR, 4.229%, 3/25/34		3,589	3,589			3,516	3,516
VR, 4.268%, 4/25/45	1,578		1,578		1,573		1,573
VR, 4.328%, 10/25/45	3,408		3,408		3,401		3,401
VR, 4.358%, 8/25/45	7,807		7,807		7,815		7,815
VR, 4.446%, 12/25/45	4,000		4,000		4,000		4,000
Wells Fargo Mortgage Backed Securities Trust, 3.54%, 9/25/34	2,360		2,360		2,256		2,256
							96,204

Total Non-U.S. Government Mortgage-Backed Securities (Cost $304,209)							296,895

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES - 32.8%

U.S. Government Agency Obligations - 29.0% xb1
Federal Home Loan Mortgage
4.125%, 10/18/10	400		400		388		388
4.50%, 11/1/18 - 6/1/19		27,574	27,574			26,706	26,706
5.00%, 1/1/09 - 9/1/35	1,300	97,507	98,807		1,281	94,765	96,046
5.30%, 5/12/20	3,220		3,220		3,115		3,115
5.50%, 10/1/17 - 4/1/29	66	43,699	43,765		67	43,908	43,975
5.625%, 11/23/35	1,660		1,660		1,650		1,650
6.00%, 10/1/32 - 12/1/33		2,795	2,795			2,817	2,817
6.50%, 5/1/17 - 5/1/24		3,962	3,962			4,076	4,076
7.00%, 2/1/24 - 6/1/32	175	2,338	2,513		183	2,437	2,620
7.50%, 5/1 - 6/1/24		166	166			175	175
ARM
4.517%, 9/1/32		1,816	1,816			1,797	1,797
4.545%, 9/1/35		8,241	8,241			7,967	7,967
4.721%, 8/1/35		9,901	9,901			9,665	9,665
CMO
4.50%, 3/15/16		29,183	29,183			28,441	28,441
5.00%, 10/15 - 11/15/27		25,316	25,316			25,048	25,048
5.50%, 4/15/28		20,182	20,182			20,172	20,172
6.50%, 3/15/23		4,530	4,530			4,539	4,539
CMO, IO, 4.50%, 6/15/11 - 4/15/18		21,904	21,904			1,802	1,802
CMO, Principal Only, 8/1/28		358	358			287	287
PTC
10.50%, 3/1/13 - 8/1/20		16	16			17	17
11.00%, 11/1/17 - 7/1/20		15	15			16	16
TBA, 5.00%, 1/1/35		69,550	69,550			66,811	66,811
TBA, CMO, 5.00%, 30 year	2,900		2,900		2,789		2,789
Federal National Mortgage Assn.
0.41%, 11/1/35	898		898		886		886
0.424%, 11/1/35	799		799		788		788
0.802%, 11/1/35	799		799		796		796
1.146%, 11/1/35	799		799		792		792
2.728%, 11/1/35	800		800		822		822
4.50%, 5/1/18 - 7/1/35 xa4		90,076	90,076			86,408	86,408
5.00%, 1/1/09 - 9/1/35	8,430	35,841	44,271		8,170	34,847	43,017
5.50%, 7/1/13 - 10/1/35	6,098	238,795	244,893		6,117	236,398	242,515
6.00%, 4/1/14 - 11/1/34	428	141,246	141,674		438	142,528	142,966
6.50%, 6/1/13 - 12/1/34	442	53,812	54,254		454	55,148	55,602
7.00%, 10/1/29 - 11/1/30		96	96			100	100
ARM, 4.694%, 9/1/35		10,389	10,389			10,148	10,148
CMO
3.50%, 4/25/13		6,728	6,728			6,547	6,547
5.00%, 3/25/15		14,661	14,661			14,564	14,564
5.50%, 5/25/27		15,987	15,987			16,086	16,086
CMO, IO
5.50%, 11/25/28		3,221	3,221			208	208
6.50%, 2/1/32		1,355	1,355			322	322
TBA
5.00%, 30 year	78,000		78,000		75,026		75,026
5.50%, 30 year	49,900		49,900		49,136		49,136
6.00%, 30 year	700		700		704		704
6.50%, 30 year	2,600		2,600		2,662		2,662
							1,101,014

U.S. Government Obligations - 3.8%
Government National Mortgage Assn.
5.00%, 7/15 - 9/20/33	14,574	52,099	66,673		14,281	51,046	65,327
5.50%, 1/20/34		376	376			373	373
6.00%, 2/15/14 - 6/15/35	11,886	20,588	32,474		12,076	20,959	33,035
6.50%, 8/15/25 - 9/20/34	3,003	2,723	5,726		3,121	2,829	5,950
7.00%, 3/15/13 - 11/20/28		6,189	6,189			6,499	6,499
7.50%, 8/15/16 - 2/15/31	27	1,154	1,181		28	1,215	1,243
8.00%, 7/15/16 - 10/15/27		3,895	3,895			4,151	4,151
8.50%, 11/15/16 - 9/20/26		734	734			790	790
9.00%, 1/15/09 - 11/15/19		181	181			196	196
9.50%, 6/15/09 - 2/15/25		34	34			36	36
10.25%, 5/15 - 11/15/20		118	118			130	130
11.00%, 12/15/09 - 6/15/19		1,286	1,286			1,402	1,402
11.50%, 3/15/10 - 10/15/15		167	167			184	184
CMO, 2.946%, 3/16/19		6,542	6,542			6,226	6,226
CMO, Principal Only, 3/16/28		745	745			700	700
TBA, 5.50%, 1/1/32		15,532	15,532			15,430	15,430
							141,672

Total U.S. Government & Agency Mortgage-Backed Securities (Cost $1,260,806)							1,242,686

U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) - 30.5%

U.S. Government Agency Obligations - 4.4% xb1
Federal Farm Credit Banks, 4.125%, 7/17/09 xa4	1,030		1,030		1,008		1,008
Federal Home Loan Bank
3.31%, 1/26/07	810		810		797		797
3.50%, 11/15/07	790		790		772		772
3.625%, 11/14/08	250		250		243		243
4.125%, 4/18/08	400		400		395		395
4.375%, 11/16/07	970		970		964		964
4.875%, 11/15/06	1,140		1,140		1,142		1,142
5.25%, 6/18/14 xa4		14,245	14,245			14,609	14,609
Federal Home Loan Mortgage
2.75%, 3/15/08 xa4		13,162	13,162			12,601	12,601
5.00%, 7/15/14		10,100	10,100			10,178	10,178
5.125%, 7/15/12		41,748	41,748			42,401	42,401
Federal National Mortgage Assn.
3.25%, 8/15/08 xa4		480	480			463	463
4.25%, 7/15/07 xa4		18,560	18,560			18,426	18,426
4.375%, 9/15/12 xa4		9,880	9,880			9,630	9,630
4.50%, 10/15/08 xa4	830		830		825		825
4.625%, 10/15/14 xa4		18,560	18,560			18,248	18,248
4.75%, 12/15/10 xa4	430		430		429		429
5.75%, 2/15/08 xa4		13,965	13,965			14,255	14,255
6.00%, 5/15/11 xa4		5,055	5,055			5,334	5,334
6.75%, 9/15/29	400		400		486		486
7.125%, 1/15/30 xa4		10,490	10,490			13,345	13,345
VR
2.80%, 3/1/19	540		540		537		537
3.00%, 4/26/19	1,610		1,610		1,598		1,598
Tennessee Valley Authority, 6.25%, 12/15/17	490		490		544		544
							169,230

U.S. Treasury Obligations - 26.1%
U.S. Treasury Bonds
2.375%, 1/15/25 xa4	1,887		1,887		1,943		1,943
3.875%, 4/15/29 xa4	4,702		4,702		6,184		6,184
5.25%, 11/15/28 xa4	50		50		53		53
5.375%, 2/15/31 xa4		22,690	22,690			24,927	24,927
5.50%, 8/15/28 xa4	100	6,960	7,060		109	7,632	7,741
6.00%, 2/15/26 xa4		430	430			495	495
6.125%, 11/15/27 - 8/15/29 xa4	11,375		11,375		13,464		13,464
6.25%, 8/15/23 - 5/15/30 xa4	7,400	31,650	39,050		8,963	37,843	46,806
6.375%, 8/15/27 xa4		20,340	20,340			24,615	24,615
6.50%, 11/15/26 xa4		28,170	28,170			34,411	34,411
7.50%, 11/15/16 ++xa4		23,290	23,290			28,927	28,927
7.625%, 2/15/25 xa4		4,755	4,755			6,420	6,420
8.00%, 11/15/21 xa4		6,500	6,500			8,803	8,803
8.50%, 2/15/20 xa4		21,165	21,165			29,248	29,248
U.S. Treasury Inflation-Indexed Bonds, 2.375%, 1/15/25 xa4		27,363	27,363			28,184	28,184
U.S. Treasury Inflation-Indexed Notes
2.00%, 7/15/14 xa4		29,002	29,002			28,707	28,707
3.375%, 1/15/07 xa4		14,951	14,951			15,086	15,086
3.625%, 1/15/08 xa4		8,555	8,555			8,808	8,808
U.S. Treasury Notes
0.875%, 4/15/10 xa4	4,280		4,280		4,064		4,064
1.50%, 3/31/06 xa4		109,920	109,920			108,988	108,988
1.875%, 7/15/13-7/15/15 xa4	13,844		13,844		13,570		13,570
2.00%, 1/15/14-7/15/14 xa4	2,386		2,386		2,362		2,362
2.25%, 2/15/07 xa4	1,170		1,170		1,140		1,140
2.50%, 9/30/06 xa4	5,250		5,250		5,168		5,168
2.875%, 11/30/06 xa4	1,640		1,640		1,615		1,615
3.125%, 5/15/07 xa4	580		580		570		570
3.375%, 11/15/08 xa4		13,040	13,040			12,673	12,673
3.50%, 11/15/06 - 2/15/10 xa4		78,780	78,780			76,622	76,622
3.75%, 5/15/08 xa4	1,120		1,120		1,103		1,103
3.875%, 9/15/10 - 2/15/13 xa4		5,135	5,135			4,968	4,968
4.00%, 6/15/09 - 4/15/10 xa4		63,850	63,850			62,942	62,942
4.125%, 8/15/10-5/15/15 xa4	14,530	68,465	82,995		14,339	66,272	80,611
4.25%, 10/31/07 - 8/15/15 xa4	8,817	83,635	92,452		9,264	82,105	91,369
4.50%, 11/15/10-11/15/15 xa4	1,080		1,080		1,082		1,082
4.75%, 5/15/14 xa4		68,555	68,555			69,594	69,594
4.875%, 2/15/12 xa4		24,815	24,815			25,350	25,350
5.625%, 2/15/06 xa4		56,610	56,610			56,814	56,814
5.75%, 8/15/10 xa4		36,740	36,740			38,813	38,813
U.S. Treasury Stripped Interest Payment Zero Coupon, 5/15/20 xa4	1,000	29,930	30,930		462	14,970	15,432
							989,672

Total U.S. Government & Agency Obligations (excluding Mortgage-Backed) (Cost $1,156,830)							1,158,902

FOREIGN GOVERNMENT OBLIGATIONS & AGENCY OBLIGATIONS - 2.8%

Brazil Federative Republic
5.25%, Callable, Sinkable, Floating Rate Bond, 4/15/12 (USD)	581		581		572		572
8.875%, Fixed Rate Bond, 4/15/24 (USD)	263		263		277		277
11.00%, Callable, Fixed Rate Bond, 8/17/40 (USD) xa4	1,480		1,480		1,823		1,823
12.25%, Fixed Rate Bond, 3/6/30 (USD)	370		370		507		507
14.50%, Fixed Rate Note, 10/15/09 (USD) xa4	640		640		813		813
Bulgaria National Republic, 8.25%, Fixed Rate Bond, 1/15/15 (USD)	370		370		443		443
Canada National Republic, 3.50%, Fixed Rate Note, 9/17/07 (USD) xa4	875		875		857		857
Canadian Government Real Return, 4.00%, 12/1/31 (CAD)	902		902		1,152		1,152
Colombia Republic
8.125%, Fixed Rate Bond, 5/21/24 (USD) xa4	180		180		190		190
11.75%, Fixed Rate Bond, 2/25/20 (USD) xa4	420		420		576		576
France Republic, 3.00%, 7/25/09 (EUR)	6,126		6,126		7,731		7,731
Italy Republic, 4.375%, Fixed Rate Note, 10/25/06 (USD)	500		500		499		499
Panama Republic
7.125%, Fixed Rate Bond, 1/29/26 (USD)	480		480		475		475
8.875%, Fixed Rate Bond, 9/30/27 (USD)	80		80		94		94
9.375%, Fixed Rate Bond, 1/16/23 (USD)	120		120		147		147
9.625%, Fixed Rate Bond, 2/8/11 (USD) xa4	170		170		198		198
10.75%, Fixed Rate Bond, 5/15/20 (USD) xa4	170		170		235		235
Peru Republic
8.75%, Fixed Rate Bond, 11/21/33 (USD) xa4	470		470		548		548
VR, 5.00%, 3/7/17 (USD)	448		448		437		437
Queensland Treasury
6.00%, 6/14/11 (AUD)	2,440		2,440		1,848		1,848
Republic of Poland, 5.00%, 10/24/13 (PLN)		57,300	57,300			16,918	16,918
Republic of South Africa, 6.50%, 6/2/14 (USD) xa4		6,765	6,765			7,289	7,289
Russian Federation
STEP, 5.00%, 3/31/30 (USD)	4,370		4,370		4,895		4,895
United Mexican States
8.00%, 12/19/13 (MXN)		583,500	583,500			53,371	53,371
11.50%, Fixed Rate Bond, 5/15/26 (USD)	1,280		1,280		2,074		2,074
MTN
7.50% 4/8/33 (USD)	430		430		547		547
8.30%, 8/15/31 (USD)	2,100		2,100		2,460		2,460
8.375% 1/14/11 (USD)	290		290		331		331
Total Foreign Government Obligations & Agency Obligations (Cost $101,555)							107,307

MUNICIPAL BONDS - 2.0%

Atlanta Airport, 5.00%, 1/1/33 (FSA Insured)		10,070	10,070			10,310	10,310
California, Public Works Board, 5.00%, 1/1/21		5,250	5,250			5,457	5,457
California, GO
5.25%, 4/1/34		2,380	2,380			2,481	2,481
5.50%, 11/1/33		2,320	2,320			2,493	2,493
Clark County School Dist., GO, 5.00%, 6/15/18 (MBIA Insured)		5,120	5,120			5,425	5,425
District of Columbia, GO, 5.00%, 6/1/16 (MBIA Insured)		6,365	6,365			6,745	6,745
Houston, Water & Sewer, 5.25%, 5/15/16 (MBIA Insured)		7,815	7,815			8,440	8,440
Kansas Dev. Fin. Auth., Public Employee Retirement 5.501%, 5/1/34 (FSA Insured)		2,945	2,945			2,968	2,968
New York City, GO, 5.00%, 3/1/14		2,780	2,780			2,956	2,956
New York Liberty Dev. Corp., Goldman Sachs Group 5.25%, 10/1/35		3,425	3,425			3,766	3,766
New York State Urban Dev. Corp., Corrections & Youth Fac. 5.25%, 1/1/21 (Tender 1/1/09)		5,265	5,265			5,506	5,506
North Carolina, GO, 5.25%, 3/1/13		14,610	14,610			16,052	16,052
Oregon, Taxable Pension, GO, 5.892%, 6/1/27		1,520	1,520			1,611	1,611
Total Municipal Bonds (Cost $74,894)							74,210

COMMON STOCKS - 0.4%

Bank and Trust - 0.1%
U.S. Bancorp xa4		51	51			1,545	1,545
							1,545

Building and Real Estate - 0.1%
Weingarten Realty, REIT xa4		54	54			2,050	2,050
							2,050

Diversified Chemicals - 0.1%
DuPont xa4		39	39			1,666	1,666
							1,666

Electric Utilities - 0.1%
Duke Energy xa4		55	55			1,466	1,466
FirstEnergy xa4		22	22			1,024	1,024
NiSource xa4		65	65			1,399	1,399
							3,889

Energy Services - 0.0%
Royal Dutch Shell ADR		19	19			1,144	1,144
							1,144

Integrated Petroleum - International - 0.0%
Chevron xa4		26	26			1,489	1,489
							1,489

Paper and Paper Products - 0.0%
International Paper xa4		43	43			1,356	1,356
							1,356

Pharmaceuticals - 0.0%
Merck xa4		32	32			955	955
							955

Telecommunications - 0.0%
Telus (Non-voting shares) xa4		28	28			1,066	1,066
							1,066

Total Common Stocks (Cost $13,014)							15,160

PREFERRED STOCKS - 0.1%

Real Estate Investment Trust Securities - 0.1%
Roslyn Real Estate Asset *		0				2,010	2,010
							2,010

Other Preferred Stock - 0.0%
General Motors	42		42		641		641
							641

Total Preferred Stocks (Cost $2,792)							2,651

INTEREST RATE SWAP AGREEMENTS - 0.0%

Citigroup
Pay 4.394% Fixed Receive 3 month LIBOR (Currently 4.206) 4/26/10			15,000	15,000		305		305
Pay 4.435% Fixed Receive 3 month LIBOR (Currently 4.332%) 5/11/09			5,000	5,000		71		71
Total Interest Rate Swap Agreements (Premium Paid $0)							376

SHORT-TERM INVESTMENTS - 9.9%

Repurchase Agreements - 1.1%
Goldman Sachs Repo, 3.99%, dated November 30, 2005, due December 1, 2005, repurchase price $42,004,655, collateralized by $42,315,000 Freddie Mac, 4.875%, due March 15, 2007, valued at $42,857,161	42,000		42,000		42,000		42,000
							42,000

Money Market Funds - 8.8%
State Street Global Advisors Money Market Fund, 3.75% as of 11/30/05	1,936		1,936		1,936		1,936
T. Rowe Price Reserve Investment Fund, 4.13% #		331,536	331,536			331,536	331,536
							333,472

Total Short-Term Investments (Cost $375,472)							375,472

SECURITIES LENDING COLLATERAL - 22.8%

Money Market Trust - 22.8%
State Street Bank and Trust Company of New Hampshire N.A. Securities Lending Quality Trust units, 4.014% #		772,919	772,919			772,919	772,919
State Street Securities Lending Quality Trust, 4.02% as of 11/30/05	92,950		92,950		92,950		92,950
Total Securities Lending Collateral (Cost $865,869)							865,869

Total Investments in Securities
130.9% of Net Assets (Cost $618,699, $4,366,334 and $4,985,033 respectively)						$619,412	$4,346,471	$4,965,883

1 All securities conform to the investment program of the T. Rowe Price New Income Fund.

# Seven-day yield

* Non-income producing

xa4 All or a portion of this security is on loan at November 30, 2005 xb1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

++ All or a portion of this security is pledged to cover margin requirements on futures contracts at November 30, 2005.

Affiliated company

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $100,613 and represents 2.7% of net assets

ADR American Depository Receipts

ARM Adjustable Rate Mortgage

AUD Australian Dollar

CAD Canadian Dollar

CMO Collateralized Mortgage Obligation

EUR Euro

FSA Financial Security Assurance Inc.

GO General Obligation

IO Interest Only security for which the fund receives interest on notional principal (par)

MBIA MBIA Insurance Corp.

MXN Mexican Peso

PLN Polish Zloty

PTC Pass-Through Certificate

REIT Real Estate Investment Trust

STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

TBA To Be Announced purchase commitment; TBAs totaled $212,558 (5.6% of net assets) at period-end

USD U.S. Dollar

VR Variable Rate; rate shown is effective rate at period-end

The accompanying notes are an integral part of these pro forma combined financial statements.

PREFERRED FIXED INCOME FUND

T. ROWE PRICE NEW INCOME FUND

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2005

UNAUDITED

Amounts in thousands (except shares and per-share amounts)

T. Rowe Price

Preferred FixedNew IncomePro FormaPro Forma

Income FundFundAdjustments (C) Combined

Assets

Investments in securities, at cost$618,699$4,366,334$4,985,033

Net unrealized gain (loss) on securities713(19,863)(19,150)

Investments in securities, at value619,4124,346,4714,965,883

Other assets39,25542,66581,920

Total assets658,6674,389,1365,047,803

Liabilities

Obligations to return security lending collateral92,950772,919865,869

Payable for investment securities purchased131,584212,075343,659

Other liabilities35,08410,70545,789

Total liabilities259,618995,6991,255,317

NET ASSETS$399,049$3,393,437$3,792,486

Net Assets Consist of:

Undistributed net investment income (loss)$(976)$(1,495)$(2,471)

Undistributed net realized gain (loss)7,5361,4919,027

Net unrealized gain (loss)713(20,617)(19,904)

Paid-in-capital applicable to no par value

per share of beneficial interest;

unlimited shares authorized391,776$(391,776)--

Paid-in-capital applicable to $1.00 par

value per share capital stock outstanding;

1,000,000,000 shares authorized3,414,058391,7763,805,834

NET ASSETS$399,049$3,393,437$3,792,486

FUND SHARES OUTSTANDING37,308,638379,880,5437,377,741424,566,922

NET ASSET VALUE PER SHARE$10.70$8.93$8.93

PREFERRED FIXED INCOME FUND

T. ROWE PRICE NEW INCOME FUND

PRO FORMA COMBINED STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 2005

UNAUDITED

Amounts in thousands

T. Rowe Price

Preferred FixedNew IncomePro FormaPro Forma

Income FundFundAdjustmentsCombined

Investment Income

Income

Interest $18,746$141,935$160,681

Dividend447,4417,485

Security Lending1961,0401,236

Total income18,986150,416169,402

Expenses

Investment management 1,95014,762$(214)Note 2A16,498

Shareholder servicing2756,0726,347

Custody and accounting225433(174)Note 2B484

Prospectus and shareholder reports--124124

Legal and audit7430(74)Note 2B30

Registration10192(10)Note 2B192

Proxy and annual meeting--1818

Trustees or Directors2115(21)Note 2B15

Rule 12b-1 fees--1414

Miscellaneous8338(83)Note 2B38

Reduction of fees and expenses

reimbursed by the manager

and its affiliates(37)(14)37Note 2A(14)

Total expenses2,60121,684(539)23,746

Expenses paid indirectly--(22)(22)

Net expenses2,60121,662(539)23,724

Net investment income16,385128,754539145,678

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

Securities5,45726,48631,943

Futures--1,5441,544

Foreign currency transactions--1,3101,310

Net realized gain (loss)5,45729,34034,797

Change in net unrealized gain (loss)

Securities(12,542)(72,259)(84,801)

Futures--(759)(759)

Foreign currency transactions--1414

Change in net unrealized gain (loss)(12,542)(73,004)(85,546)

Net realized and unrealized gain (loss)(7,085)(43,664)(50,749)

INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS$9,300$85,090$539$94,929

PREFERRED FIXED INCOME FUND

T. ROWE PRICE NEW INCOME FUND

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

NOVEMBER 30, 2005

Unaudited

Note 1 - Basis of Presentation

Subject to approval of the Agreement and Plan of Reorganization ("Agreement") by the shareholders of the Preferred Fixed Income Fund ("Preferred"), T. Rowe Price New Income Fund, Inc. ("Price") would acquire substantially all of the assets of Preferred in exchange for shares of Price at the net asset value on the Valuation Date, as defined in the Agreement. Shares of Price would then be distributed, such that shareholders of Preferred would receive shares of Price having an aggregate net asset value equal to the aggregate net asset value of their Preferred shares. Preferred would be liquidated thereafter. The proposed merger is intended to qualify as a tax-free reorganization for federal income tax purposes, with no gain or loss recognized by the funds or their shareholders.

The pro forma information is intended to provide the shareholders of Preferred and Price with information about the impact of the proposed merger by showing how the merger might have affected historical financial statements if the transaction had been consummated at an earlier date. Accordingly, the pro forma financial statements reflect no scheduled redemptions of assets from Preferred, including those future redemptions of assets held in retirement and other benefit plans that Caterpillar offers its employees and its affiliates that are scheduled to occur prior to the proposed merger date. The pro forma combined Portfolio of Investments and pro forma combined Statement of Assets and Liabilities as of November 30, 2005 have been presented as if the proposed merger had taken place on November 30, 2005, and the pro forma combined Statement of Operations for the year ended November 30, 2005 has been presented as if the proposed merger had taken place on December 1, 2004. This information is based upon historical financial statement data giving effect to the pro forma adjustments described below. The pro forma financial statements should be read in conjunction with the separate financial statements of Preferred and Price, which are incorporated by reference into this Statement of Additional Information.

Note 2 - Pro Forma Adjustments

The pro forma combined financial statements reflect the following adjustments:

A decrease in investment management expense reflecting the difference between the Price fee rate of 0.46% and the Preferred fee rate of 0.50%.

A decrease in expenses resulting from the elimination of duplicate fees.

An increase in the number of fund shares outstanding as a result of the difference in per-share net asset value between Preferred and Price, as well as a change in the par value of capital stock authorized and outstanding.

PART C

OTHER INFORMATION

Item 15. Indemnification

The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. ("Manager"), and its subsidiaries and affiliates as listed in Item 26 of this Registration Statement (with the exception of the T. Rowe Price Associates Foundation, Inc.), and all other investment companies in the T. Rowe Price family of mutual funds. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d1(d)(7) under the Investment Company Act of 1940.

General. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; provided, however, that nothing therein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article X, Section 10.01 of the Registrant`s By-Laws provides as follows:

Section 10.01. Indemnification and Payment of Expenses in Advance: The Corporation shall indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys` fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under Maryland law. Subject to any applicable limitations and requirements set forth in the Corporation`s Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in Maryland law.

Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

(a)there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

(b)in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

(i)the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

(ii)an independent legal counsel in a written opinion.

Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

(a)the Indemnitee provides a security for his undertaking; or

(b)the Corporation shall be insured against losses arising by reason of any lawful advances; or

(c)there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

(i)a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

(ii)an independent legal counsel in a written opinion.

Section 10.02. Insurance of Officers, Directors, Employees, and Agents. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)(a)Articles of Incorporation of Registrant, dated July 25, 1994 (electronically filed with initial Registration Statement dated August 5, 1994)

(2)By-Laws of Registrant as amended, July 21, 1999, February 5, 2003, April 21, 2004, and February 8, 2005

(3)Inapplicable

(4)Form of Agreement and Plan of Reorganization as Appendix A to Proxy Statement and Prospectus

(5)See Article SIXTH, Capital Stock, paragraphs (b) - (g) of the Articles of Incorporation, (electronically filed with initial Registration Statement); Article II, Shareholders, in its entirety and Article VIII, Capital Stock, in its entirety, of the Bylaws

(6)(a)Investment Management Agreement between Registrant, and T. Rowe Price Associates, Inc. dated September 21, 1994 (electronically filed with Pre-Effective Amendment No. 1 dated September 28, 1994)

(6)(b)Amended Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., dated August 1, 2004 (electronically filed with Amendment No. 15 dated April 27, 2005)

(7)Underwriting Agreement between Registrant, and T. Rowe Price Investment Services, Inc. dated May 1, 2003 (electronically filed with Amendment No. 13 dated April 29, 2003)

(8)Inapplicable

(9)(a)Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, June 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, and March 2, 2005 (electronically filed with Amendment No. 15 dated April 27, 2005)

(9)(b)Global Custody Agreement between The Chase Manhattan Bank and T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003, October 22, 2003, September 20, 2004, January 1, 2005, and December 14, 2005

(10)(a)Rule 12b-1 Plan dated May 1, 2003 (electronically filed with Amendment No. 13 dated April 29, 2003)

(10)(b)Form of Selling Agreement to be used by T. Rowe Price Investment Services, Inc. (electronically filed with Amendment No. 8 dated April 27, 2000)

(10)(c)Rule 18f-3 Plan dated February 9, 2000 (electronically filed with Amendment No. 8 dated April 27, 2000)

(11)Opinion of Counsel as to the legality of securities - Henry H. Hopkins, Esq.

(12)Opinion and Consent of Ropes & Gray, LLP for acquired fund regarding certain tax matters (to be filed by amendment)

(13)(a)Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 2005, as amended February 8, 2005, March 2, 2005, and October 20, 2005

(13)(b)Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 2005, as amended February 8, 2005, March 2, 2005, and October 20, 2005

(13)(c)Agreement between T. Rowe Price Retirement Plan Services, Inc. and the T. Rowe Price Funds, dated January 1, 2005, as amended March 2, 2005 (electronically filed with Amendment No. 15 dated April 27, 2005)

(14)(a)Consent of Independent Registered Public Accounting Firm for acquired fund - PricewaterhouseCoopers LLP

(14)(b)Consent of Independent Registered Public Accounting Firm for Registrant - PricewaterhouseCoopers LLP

(15)Inapplicable

(16)Power of Attorney

(17)Forms of Proxy Ballot

Item 17. Undertakings

(1)The undersigned registrants agree that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter with the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)The undersigned registrants agree that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statements and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)The undersigned registrants agree that an Opinion and Consent of counsel - Ropes & Gray, LLP, regarding certain tax matters, will be filed as part of an amendment to the registration statement.

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Baltimore, and State of Maryland, on the 10th day of March, 2006.

T. Rowe Price Value Fund, Inc.

/s/James S. Riepe
By:James S. Riepe
Chairman of the Board

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:
Signature	Title	Date
/s/James S. Riepe James S. Riepe	Chairman of the Board (Chief Executive Officer)	March 10, 2006
/s/Joseph A. Carrier Joseph A. Carrier	Treasurer (Chief Financial Officer)	March 10, 2006
* Anthony W. Deering	Director	March 10, 2006
* Donald W. Dick, Jr.	Director	March 10, 2006
* David K. Fagin	Director	March 10, 2006
* Karen N. Horn	Director	March 10, 2006
/s/James A.C. Kennedy James A.C. Kennedy	Director	March 10, 2006
* Theo C. Rodgers	Director	March 10, 2006
* John G. Schreiber	Director	March 10, 2006
*/s/Henry H. Hopkins Henry H. Hopkins	Vice President and AttorneyInFact	March 10, 2006